UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Stephanie G. Braming, Principal Executive Officer
William Blair Funds
150 North Riverside Plaza, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. June 30, 2021 Semiannual Reports transmitted to shareholders.

June 30, 2021

William Blair Funds
Semiannual Report

June 30, 2021	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Semiannual Report	June 30, 2021

U.S. Growth Market Review and Outlook

The U.S. equity market remained strong through the first half of 2021 as the U.S. economy continued to demonstrate improvement following disruption in 2020. First quarter market performance was supported by positive economic data, robust job growth and massive stimulus distributed to U.S. households and businesses. Improvements in corporate earnings growth also buoyed equities as corporations reported fourth quarter profits that broadly exceeded Wall Street’s expectations.

While the rate of COVID-19 vaccinations accelerated faster than anticipated across the country during the first quarter, the pace of vaccinations slowed through the second quarter despite an abundant supply of vaccines in the U.S. However, new cases of COVID-19, along with hospitalizations and deaths, significantly declined through the first half of the year, allowing the economy to recover as restrictions were eased across the country.

In the second quarter, manufacturing activity, gross domestic product (GDP), and job growth increased, further supporting the continued economic rebound. Notably, as U.S. employers increased hiring, the number of job openings outpaced the number of potential workers available to claim them, resulting in a sharp increase in wages. While the source of funding is yet to be determined, U.S. President Biden reached a bipartisan deal to boost infrastructure spending by $600 billion late in the second quarter. The Federal Open Market Committee (FOMC) reiterated its commitment to maintain a low target federal funds rate as the economy continues to recover. However, Federal Reserve policymakers announced that they expect an increase in the Federal funds rate by the end of 2023, an accelerated timeline relative to prior expectations. U.S. Treasury yields declined during the second quarter, facilitating a rotation that benefited growth-oriented segments of the market. With a largely positive fundamental backdrop and healthy corporate earnings reports, U.S. equity indices advanced in the second quarter.

Despite strong equity market performance and a continued sense of optimism around U.S. economic potential, some uncertainty remains surrounding the spread of new COVID-19 variants that have the potential to slow down the reopening of the economy. More specifically, the spread of the COVID-19 Delta variant coupled with vaccine hesitancy among some portions of the population may pose a challenge to the U.S. achieving herd immunity. While bolstering the economy, the surge in government spending and recovery in consumer spending activity has fueled inflation concerns among some investors, though the bond market does not appear to share those concerns, at least for the time being.

We continue to monitor economic developments and navigate through the business model implications of COVID-19 disruption and the subsequent economic recovery. Our focus remains on identifying companies with long-term durability, independent of the economic backdrop, whose stocks present compelling risk/reward opportunities. Through bottom-up, fundamental analysis, we seek to identify quality companies with superior management, high barriers to entry and differentiated products or services that we believe can outperform over a market cycle.

June 30, 2021	William Blair Funds	3

U.S. Value Market Review and Outlook

After a difficult 2020, we believe that the six month period ended June 30, 2021 has started on a positive note as we return to “normal”. Returns on the Russell 2000 Value index (the “Benchmark”) were robust in the first half of the year as COVID-19 vaccinations became more widely distributed and the country began to reopen.

As COVID-19 vaccines were rolled out, the U.S. went from virtually no fully vaccinated persons at the beginning of the year to roughly half the population fully vaccinated at the end of the second quarter. This has led to the economy reopening and has contributed to driving the unemployment rate down to under 6% after peaking near 15% in 2020. Gross domestic product has followed suit growing 6.4% in the first quarter, an acceleration from a 4.3% increase in the fourth quarter of 2020.

Most of the year-to-date return came in the first quarter with our Benchmark up over 21%, however, positive returns continued in the second quarter, advancing almost another 5%. Robust returns have been driven by COVID-19 vaccine distribution, strong macro data, positive earnings trends, and continued flowthrough of the benefits of government stimulus. All of these positives have overshadowed the risks of the continued spread of the Delta variant of COVID-19 globally.

4	Semiannual Report	June 30, 2021

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David C. Fording, CFA

The William Blair Growth Fund (Class N shares) (the “Fund”) posted a 13.09% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 12.71%.

Outperformance for the six month period was largely driven by stock selection. Selection in Health Care, including our position in Penumbra, and in Consumer Discretionary, including our positions in Revolve Group and Skyline Champion, benefited relative performance during the period. Shares of Penumbra, the market leader in mechanical stroke treatment, advanced on strong fundamental results. Online fashion retailer Revolve Group executed well through the COVID-19 pandemic and was a beneficiary of strong demand for refreshed wardrobes as the U.S. economy began to re-open. Other top contributors within the portfolio were Alphabet (Communication Services) and Cameco (Energy). In addition, not owning Apple (Information Technology) and Tesla (Consumer Discretionary), added to relative results. As it relates to Apple, our decision not to own the stock, due to the maturity of the high-end smart phone, tablet and PC markets, created a significant headwind to relative performance in 2020 given the revaluation of the company’s services business. This began to reverse during the first half of 2021. Top detractors from year-to-date performance included Rush Street Interactive (Consumer Discretionary), Ball Corp. (Materials), New Fortress Energy (Energy), and not owning Facebook (Communication Services). Rush Street Interactive, the largest U.S. online casino operator, was our top individual detractor. While the company had better than expected revenue, an acceleration of marketing spend resulted in earnings that were below expectations. Stock selection in Information Technology also dampened performance due in part to positions in Pure Storage and NICE, and not owning NVIDIA. While flash-based storage solutions provider Pure Storage reported strong results, the stock declined as valuations of longer-duration growth companies were pressured by rising interest rates early in the year. Fabless semiconductor company NVIDIA benefited from robust demand in gaming and datacenter; thus, not owning this strong performing stock resulted in a headwind to relative performance.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

June 30, 2021	William Blair Funds	5

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	13.09%	42.75%	23.68%	21.77%	15.63%	—%
Class I	13.27	43.12	24.02	22.11	15.98	—
Class R6	13.31	43.22	—	—	—	28.23
Russell 3000® Growth Index	12.71	42.99	24.47	23.31	17.54	29.78
S&P 500® Index	15.25	40.79	18.67	17.65	14.84	21.22

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

6	Semiannual Report	June 30, 2021

Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—38.9%
*	Adobe, Inc.	16,256	$9,520
*	Advanced Micro Devices, Inc.	76,929	7,226
*	Alarm.com Holdings, Inc.	20,181	1,709
	Brooks Automation, Inc.	24,419	2,327
	Fidelity National Information Services, Inc.	50,903	7,211
*	GoDaddy, Inc.	57,097	4,965
*	Grid Dynamics Holdings, Inc.	184,373	2,771
	Mastercard, Inc.	37,958	13,858
	Microsoft Corporation	111,018	30,075
*	MongoDB, Inc.	7,635	2,760
	National Instruments Corporation	99,314	4,199
*	Nice, Ltd.—ADR	18,677	4,622
*	PayPal Holdings, Inc.	46,880	13,665
*	Pure Storage, Inc.	266,678	5,208
	Texas Instruments, Inc.	40,066	7,705
*	Verra Mobility Corporation	254,570	3,913
*	Workday, Inc.	22,601	5,396
			127,130
	Consumer Discretionary—14.8%
	Advance Auto Parts, Inc.	21,784	4,469
*	Amazon.com, Inc.	7,266	24,996
*	Bright Horizons Family Solutions, Inc.	29,148	4,288
*	Burlington Stores, Inc.	7,268	2,340
*	Etsy, Inc.	8,873	1,827
*	Revolve Group, Inc.	32,981	2,272
*	Rush Street Interactive, Inc.	212,743	2,608
*	Skyline Champion Corporation	44,925	2,395
*	Ulta Beauty, Inc.	9,111	3,150
			48,345
	Health Care—13.9%
*	Aerie Pharmaceuticals, Inc.	127,181	2,036
	Agilent Technologies, Inc.	34,083	5,038
*	Certara, Inc.	102,102	2,892
*	Exact Sciences Corporation	26,798	3,331
*	Horizon Therapeutics plc†	63,406	5,937
	STERIS plc†	24,653	5,086
	Stryker Corporation	32,168	8,355
	UnitedHealth Group, Inc.	22,342	8,947
	Zoetis, Inc.	20,115	3,749
			45,371
	Communication Services—11.1%
	Activision Blizzard, Inc.	47,891	4,571
*	Alphabet, Inc. Class “A”	10,549	25,758
	Warner Music Group Corporation	91,285	3,290
*	Zynga, Inc.	254,122	2,701
			36,320
	Industrials—8.7%
	BWX Technologies, Inc.	80,236	4,663
*	Copart, Inc.	47,217	6,225
*	CoStar Group, Inc.	46,470	3,849
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Industrials—(continued)
	Fortive Corporation	60,892	$4,246
*	Kornit Digital, Ltd.†	20,879	2,596
	The Brink’s Co.	60,922	4,681
*	Trex Co., Inc.	22,167	2,266
			28,526
	Consumer Staples—4.0%
	The Coca-Cola Co.	137,829	7,458
	The Estee Lauder Cos., Inc.	18,026	5,734
			13,192
	Financials—2.6%
	Aon plc†	18,555	4,430
	Ares Management Corporation	62,589	3,980
			8,410
	Energy—2.0%
	Cameco Corporation†	225,274	4,321
	New Fortress Energy, Inc.	54,935	2,081
			6,402
	Materials—1.4%
	Ball Corporation	54,789	4,439
	Real Estate—1.1%
	SBA Communications Corporation	10,837	3,454
	Total Common Stocks—98.5% (cost $164,351)		321,589

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $5,019, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41,valued at $5,119	$5,019	5,019
	Total Repurchase Agreement—1.5% (cost $5,019)		5,019
	Total Investments—100.0% (cost $169,370)		326,608
	Liabilities, plus cash and other assets—(0.0)%		(141)
	Net assets—100.0%		$326,467

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	7

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan, CFA David P. Ricci, CFA

The William Blair Large Cap Growth Fund (Class N shares) posted a 14.18% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 12.99%.

Outperformance for the six month period was largely the result of positive stock selection. Information Technology was a standout contributor due to our positions in Lam Research, Intuit and PayPal, as well as not owning Apple. Lam Research, a global supplier of wafer fabrication equipment and services, benefited from robust demand for semiconductor equipment and reported growth in its installed base and services business. As it relates to Apple, our decision not to own the stock, due to the maturity of the high-end smart phone, tablet and PC markets, created a significant headwind to relative performance in 2020 given the revaluation of the company’s services business. This began to reverse during the first half of 2021. Other top contributors were Alphabet (Communication Services), Apollo Global Management (Financials) and not owning Tesla (Consumer Discretionary). Alphabet Inc., an internet search engine company, had accelerating growth across its core segments, most notably in YouTube. Top detractors from relative performance during the period were NVIDIA (Information Technology), Guidewire (Information Technology), Fortive (Industrials), Mastercard (Information Technology) and ABIOMED (Health Care). We initiated a position in fabless semiconductor company NVIDIA during the second quarter. Strong performance of the stock, driven by robust demand in gaming and datacenter, both before and after our initial purchase, resulted in a headwind to relative performance. Guidewire, a software provider to the property & casualty insurance industry, delivered strong sales but increased cloud investments, given its transition to a cloud-based subscription model, which weighed on gross margins. Our decision to not own Facebook (Communication Services) also detracted from relative performance.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

8	Semiannual Report	June 30, 2021

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	14.18%	41.96%	25.54%	24.38%	18.16%	—%
Class I	14.33	42.27	25.85	24.70	18.45	—
Class R6	14.34	42.31	—	—	—	30.66
Russell 1000® Growth Index	12.99	42.50	25.14	23.66	17.87	30.23

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2021	William Blair Funds	9

Large Cap Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—45.4%
	Accenture plc†	88,800	$26,177
*	Adobe, Inc.	46,410	27,180
*	Advanced Micro Devices, Inc.	268,098	25,182
	Fidelity National Information Services, Inc.	88,540	12,544
*	Guidewire Software, Inc.	86,680	9,771
	Intuit, Inc.	50,770	24,886
	Lam Research Corporation	36,920	24,024
	Mastercard, Inc.	104,180	38,035
	Microsoft Corporation	335,450	90,873
	NVIDIA Corporation	15,830	12,666
*	PayPal Holdings, Inc.	124,610	36,321
*	salesforce.com, Inc.	88,480	21,613
	Texas Instruments, Inc.	115,550	22,220
			371,492
	Consumer Discretionary—16.8%
*	Amazon.com, Inc.	21,365	73,499
*	Marriott International, Inc.	126,920	17,327
	NIKE, Inc.	169,610	26,203
	Starbucks Corporation	186,400	20,842
			137,871
	Communication Services—12.6%
	Activision Blizzard, Inc.	202,410	19,318
*	Alphabet, Inc. Class “A”	21,790	53,207
*	Alphabet, Inc. Class “C”	5,300	13,284
*	Live Nation Entertainment, Inc.	200,850	17,592
			103,401
	Health Care—9.6%
*	ABIOMED, Inc.	39,738	12,403
	Stryker Corporation	76,240	19,802
	UnitedHealth Group, Inc.	68,350	27,370
	Zoetis, Inc.	100,850	18,794
			78,369
	Industrials—6.4%
*	Copart, Inc.	153,580	20,246
	Equifax, Inc.	70,080	16,785
	Fortive Corporation	215,890	15,056
			52,087
	Consumer Staples—5.0%
	Costco Wholesale Corporation	56,070	22,185
	The Estee Lauder Cos., Inc.	58,970	18,757
			40,942
	Financials—2.0%
	Apollo Global Management, Inc.	260,930	16,230
	Materials—1.4%
	Linde plc†	38,720	11,194
	Total Common Stocks—99.2% (cost $511,330)		811,586

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $6,451, collateralized by U.S. Treasury Bond, 1.875%,due 2/15/41, valued at $6,580	$6,451	$6,451
Total Repurchase Agreement—0.8% (cost $6,451)		6,451
Total Investments—100.0% (cost $517,781)		818,037
Cash and other assets, less liabilities—0.0%		169
Net assets—100.0%		$818,206

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

10	Semiannual Report	June 30, 2021

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe, CFA James E. Jones, CFA

The William Blair Mid Cap Growth Fund (Class N shares) (the “Fund”) posted a 3.57% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 10.44%.

In the six month period, the Fund lagged the Index, primarily due to stock-specific factors. Stock selection in Information Technology, including our positions in Anaplan, Pure Storage and RingCentral, and Industrials, including our position in CoStar, detracted from relative returns. Other top detractors included Take-Two Interactive Software (Communication Services), as well as not owning Moderna (Health Care). Shares of software company Anaplan declined as the company reported billings growth and revenue guidance below expectations. Concerns surrounding the strength of the gaming industry as we exit the COVID-19 pandemic weighed on software company Take-Two. Given our valuation sensitivity, we believe that normalization in valuations should prove to be beneficial to the relative performance of the Fund in the future.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

June 30, 2021	William Blair Funds	11

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	3.57%	33.14%	16.49%	16.58	11.52%	—%
Class I	3.61	33.36	16.77	16.86	11.80	—
Class R6	3.68	33.42	—	—	—	18.30
Russell Midcap® Growth Index	10.44	43.77	22.39	20.52	15.13	25.72

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Semiannual Report	June 30, 2021

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—30.5%
*	Anaplan, Inc.	23,480	$1,251
*	Aspen Technology, Inc.	7,872	1,083
*	Cadence Design Systems, Inc.	20,450	2,798
	Dolby Laboratories, Inc.	11,715	1,151
*	Dynatrace, Inc.	35,905	2,098
*	EPAM Systems, Inc.	2,970	1,518
*	Euronet Worldwide, Inc.	13,755	1,862
*	GoDaddy, Inc.	17,805	1,548
*	Guidewire Software, Inc.	6,937	782
	Microchip Technology, Inc.	9,845	1,474
	MKS Instruments, Inc.	7,415	1,320
*	MongoDB, Inc.	4,915	1,777
*	Nice, Ltd.—ADR	6,620	1,638
	Pegasystems, Inc.	12,545	1,746
*	Pure Storage, Inc.	84,290	1,646
*	RingCentral, Inc.	4,810	1,398
*	Zendesk, Inc.	7,915	1,142
			26,232
	Health Care—21.1%
*	10X Genomics, Inc.	5,825	1,141
*	ABIOMED, Inc.	3,698	1,154
	Agilent Technologies, Inc.	14,635	2,163
*	Align Technology, Inc.	3,195	1,952
	Bio-Techne Corporation	2,742	1,235
*	Centene Corporation	12,105	883
*	Exact Sciences Corporation	10,000	1,243
*	Horizon Therapeutics plc†	28,340	2,654
*	IDEXX Laboratories, Inc.	2,390	1,509
*	Insulet Corporation	6,295	1,728
*	Mettler-Toledo International, Inc.	945	1,309
	STERIS plc†	5,450	1,124
			18,095
	Industrials—16.6%
*	Axon Enterprise, Inc.	7,525	1,330
	BWX Technologies, Inc.	35,744	2,077
*	Clarivate plc†	63,475	1,748
*	Copart, Inc.	23,567	3,107
*	CoStar Group, Inc.	29,790	2,467
	Equifax, Inc.	4,545	1,089
	Rockwell Automation, Inc.	4,025	1,151
*	Teledyne Technologies, Inc.	3,145	1,317
			14,286
	Consumer Discretionary—10.1%
	Advance Auto Parts, Inc.	6,873	1,410
*	Aptiv plc†	9,425	1,483
*	Bright Horizons Family Solutions, Inc.	14,010	2,061
*	Burlington Stores, Inc.	6,065	1,953
*	Etsy, Inc.	8,809	1,813
			8,720
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Communication Services—6.0%
	Cable One, Inc.	305	$583
*	Live Nation Entertainment, Inc.	11,029	966
*	Take-Two Interactive Software, Inc.	6,050	1,071
	Warner Music Group Corporation	41,770	1,505
*	Zillow Group, Inc.	8,645	1,057
			5,182
	Materials—5.4%
	Ball Corporation	17,665	1,431
	FMC Corporation	8,550	925
	Vulcan Materials Co.	13,365	2,327
			4,683
	Financials—4.2%
	Arthur J Gallagher & Co.	15,055	2,109
	East West Bancorp, Inc.	21,040	1,508
			3,617
	Consumer Staples—1.4%
*	BJ’s Wholesale Club Holdings, Inc.	24,399	1,161
	Real Estate—1.3%
	SBA Communications Corporation	3,365	1,073
	Energy—0.7%
	New Fortress Energy, Inc.	16,593	629
	Total Common Stocks—97.3% (cost $58,072)		83,678

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $3,224, collateralized by U.S. Treasury Bond, 1.875%,due 2/15/41, valued at $3,289	$3,224	3,224
	Total Repurchase Agreement—3.8% (cost $3,224)		3,224
	Total Investments—101.1% (cost $61,296)		86,902
	Liabilities, plus cash and other assets—(1.1)%		(924)
	Net assets—100.0%		$85,978

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	13

Small-Mid Cap Core Fund

The Small-Mid Cap Core Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe, CFA Ward D. Sexton, CFA

The William Blair Small-Mid Cap Core Fund (Class I shares) posted a 18.32% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the Russell 2500™ Index (the “Index”), increased 16.97%.

The Fund outperformed the Index in the six month period, primarily driven by stock-specific factors. Stock selection in Health Care, including our position in Owens & Minor, was a positive contributor to relative returns. Additionally, our typical underweight to speculative Biotechnology, which consists of companies without approved products, was a tailwind during the period. Other top contributors included Denbury (Energy) and Boot Barn Holdings (Consumer Discretionary), as well as Western Alliance Bancorp (Financials) and Stem (Industrials). Conversely, stock selection in Information Technology, including our positions in Vertex, NICE and Alarm.com, was a detractor during the period. Vertex, a provider of comprehensive tax solutions for businesses, lagged as slower growth among on-premise customers created a drag on the company’s overall revenue growth rate. Other laggards included New Fortress Energy (Energy) and BWX Technologies (Industrials). New Fortress Energy, an energy infrastructure company, reported lower-than-expected revenues and margins due to higher gas costs.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

14	Semiannual Report	June 30, 2021

Small-Mid Cap Core Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021

	Year to Date	1 Year	Since Inception(a)
Class I	18.32%	59.41%	27.26%
Class R6	18.40	59.36	27.31
Russell 2500TM Index	16.97	57.79	27.19

(a)	Since inception is for the period from October 1, 2019 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TMIndex measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2021	William Blair Funds	15

Small-Mid Cap Core Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Industrials—18.9%
*	Axon Enterprise, Inc.	4,582	$810
*	Builders FirstSource, Inc.	23,375	997
	BWX Technologies, Inc.	13,575	789
*	Casella Waste Systems, Inc.	4,261	270
	Douglas Dynamics, Inc.	7,603	309
*	Generac Holdings, Inc.	1,193	495
*	IAA, Inc.	5,301	289
*	Kornit Digital, Ltd.†	3,699	460
	Lincoln Electric Holdings, Inc.	4,451	586
	Luxfer Holdings plc†	34,516	768
*	Mercury Systems, Inc.	5,723	379
	Owens Corning	9,537	934
*	Stem, Inc.	15,292	551
	The Brink’s Co.	13,242	1,018
*	Trex Co., Inc.	5,503	563
*	WillScot Mobile Mini Holdings Corporation	14,222	396
			9,614
	Health Care—14.9%
*	Acadia Healthcare Co., Inc.	8,654	543
*	Certara, Inc.	16,936	480
*	Codexis, Inc.	26,354	597
	Encompass Health Corporation	6,614	516
*	Globus Medical, Inc.	4,905	380
*	Hanger, Inc.	23,686	599
*	HealthEquity, Inc.	4,379	352
*	Horizon Therapeutics plc†	6,997	655
*	LHC Group, Inc.	2,732	547
*	Ligand Pharmaceuticals, Inc.	2,003	263
*	Merit Medical Systems, Inc.	14,467	936
	Owens & Minor, Inc.	29,782	1,261
	STERIS plc†	2,340	483
			7,612
	Financials—14.6%
	Ares Management Corporation	10,795	686
	East West Bancorp, Inc.	14,681	1,053
*	Encore Capital Group, Inc.	8,265	392
	FirstCash, Inc.	3,785	289
	Glacier Bancorp, Inc.	12,690	699
	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5,776	324
	LPL Financial Holdings, Inc.	4,129	557
	PacWest Bancorp	11,153	459
	Virtu Financial, Inc.	19,950	551
	Voya Financial, Inc.	6,545	403
	Western Alliance Bancorp	13,319	1,237
	Wintrust Financial Corporation	10,291	778
			7,428
	Consumer Discretionary—12.1%
	Aramark	13,003	484
*	Boot Barn Holdings, Inc.	9,546	802
*	Bright Horizons Family Solutions, Inc.	3,436	505
*	Burlington Stores, Inc.	1,816	585
*	Callaway Golf Co.	13,541	457
*	Fox Factory Holding Corporation	3,787	590
*	Grand Canyon Education, Inc.	6,263	564
*	National Vision Holdings, Inc.	8,517	436

	Issuer	Shares	Value

	Common Stocks—(continued)
	Consumer Discretionary—(continued)
*	Skyline Champion Corporation	14,545	$775
*	Terminix Global Holdings, Inc.	7,816	373
	Wyndham Hotels & Resorts, Inc.	8,513	615
			6,186
	Information Technology—10.8%
*	Alarm.com Holdings, Inc.	5,578	473
	Brooks Automation, Inc.	6,709	639
	CMC Materials, Inc.	2,094	316
*	Cree, Inc.	4,034	395
	Dolby Laboratories, Inc.	5,110	502
	Entegris, Inc.	3,213	395
*	Euronet Worldwide, Inc.	3,975	538
*	j2 Global, Inc.	3,332	458
*	Nice, Ltd.—ADR	2,501	619
*	Pure Storage, Inc.	22,288	435
*	Verra Mobility Corporation	47,711	734
			5,504
	Energy—7.2%
	Cameco Corporation†	47,979	920
*	Denbury, Inc.	22,942	1,762
*	Green Plains, Inc.	16,661	560
	New Fortress Energy, Inc.	11,591	439
			3,681
	Real Estate—6.4%
	Acadia Realty Trust	29,505	648
	Americold Realty Trust	11,585	438
	CoreSite Realty Corporation	4,156	559
	Equity LifeStyle Properties, Inc.	10,210	759
	Healthcare Realty Trust, Inc.	12,578	380
*	Sunstone Hotel Investors, Inc.	37,358	464
			3,248
	Materials—5.4%
	Crown Holdings, Inc.	7,899	808
	Eagle Materials, Inc.	4,532	644
	FMC Corporation	2,403	260
	Martin Marietta Materials, Inc.	1,421	500
*	Orion Engineered Carbons S.A.†	29,241	555
			2,767
	Consumer Staples—5.1%
*	BJ’s Wholesale Club Holdings, Inc.	9,844	469
	Inter Parfums, Inc.	6,641	478
*	Performance Food Group Co.	14,871	721
	Primo Water Corporation†	21,951	367
	Spectrum Brands Holdings, Inc.	6,483	551
			2,586
	Communication Services—2.2%
	Cable One, Inc.	193	369
*	Live Nation Entertainment, Inc.	4,060	356
*	Zynga, Inc.	36,969	393
			1,118
	Utilities—1.1%
	IDACORP, Inc.	5,920	577
	Total Common Stocks—98.7% (cost $38,668)		50,321

See accompanying Notes to Financial Statements.

16	Semiannual Report	June 30, 2021

Small-Mid Cap Core Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $761, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $777	$761	$761
Total Repurchase Agreement—1.5% (cost $761)		761
Total Investments—100.2% (cost $39,429)		51,082
Liabilities, plus cash and other assets—(0.2)%		(123)
Net assets—100.0%		$50,959

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	17

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe, CFA James E. Jones, CFA

The William Blair Small-Mid Cap Growth Fund (Class N shares) (the “Fund”) posted an 8.04% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the Russell 2500™ Growth Index (the “Index”), increased 8.67%.

The Fund performed in-line with the Index in the six month period, driven by a combination of style factors and stock-specific dynamics. From a style perspective, our bias toward companies with higher returns on invested capital and our underweight to the most expensive stocks in the Index were tailwinds as stocks with higher returns on invested capital and more attractive valuations generally outperformed during the period – a contrast to 2020. Partly offsetting this tailwind was our typical larger market cap profile relative to the Index as the smallest stocks in our universe outperformed. From a stock-specific standpoint, selection in Health Care, including our positions in Penumbra and Ligand Pharmaceuticals, was a standout contributor to relative returns. Penumbra, the market leader in mechanical stroke treatment, reported revenue results that exceeded expectations, led by strength in the peripheral vascular segment of the business and encouraging stability in the neuro segment. Additionally, our typical underweight to speculative Biotechnology, which consists of companies without approved products, was a tailwind during the period. Other top contributors included Generac Holdings (Industrials) and Axon Enterprise (Industrials), for the reasons outlined above, as well as Brooks Automation (Information Technology). Conversely, our top detractors during the period included Mercury Systems (Industrials), LiveRamp Holdings (Information Technology), NICE (Information Technology), Ritchie Bros Auctioneers (Industrials) and Pure Storage (Information Technology). Shares of Mercury Systems, a provider of sensor processing subsystems, were pressured, along with other defense-oriented companies, following the Democratic Senate victories in early January. Shares of technology company LiveRamp Holdings were pressured in the period as Google announced that it would cease the usage of cookies based on individuals’ web browsing history and shift to a cohort approach, which may inhibit LiveRamp’s and other industry participants’ ability to facilitate targeted advertising in the same way they have historically. Stock selection in Consumer Discretionary and Information Technology also detracted from relative returns.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

18	Semiannual Report	June 30, 2021

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	8.04%	41.71%	17.96%	19.76%	14.86%	—%
Class I	8.17	42.06	18.25	20.07	15.14	—
Class R6	8.19	42.13	—	—	—	22.44
Russell 2500TM Growth Index	8.67	49.63	20.15	20.68	14.83	26.52

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2021	William Blair Funds	19

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Health Care—26.7%
*	10X Genomics, Inc.	241,959	$47,380
*	ABIOMED, Inc.	168,372	52,551
*	Acadia Healthcare Co., Inc.	872,854	54,772
*	Amedisys, Inc.	168,112	41,176
	Bio-Techne Corporation	148,829	67,012
*	Blueprint Medicines Corporation	196,148	17,253
*	Certara, Inc.	659,106	18,673
*	Charles River Laboratories International, Inc.	180,586	66,802
	Encompass Health Corporation	849,082	66,254
*	Halozyme Therapeutics, Inc.	998,791	45,355
*	HealthEquity, Inc.	743,210	59,814
*	Horizon Therapeutics plc†	840,340	78,690
*	Insmed, Inc.	957,210	27,242
*	Inspire Medical Systems, Inc.	144,273	27,882
*	Insulet Corporation	160,232	43,985
*	Ligand Pharmaceuticals, Inc.	227,839	29,890
*	Masimo Corporation	99,086	24,023
*	Merit Medical Systems, Inc.	539,751	34,900
*	Penumbra, Inc.	158,547	43,451
	Teleflex, Inc.	78,369	31,488
*	Twist Bioscience Corporation	129,906	17,310
*	Veracyte, Inc.	811,474	32,443
			928,346
	Information Technology—24.9%
*	Alarm.com Holdings, Inc.	471,258	39,916
*	Aspen Technology, Inc.	325,833	44,815
*	Avalara, Inc.	289,090	46,775
	Brooks Automation, Inc.	700,830	66,775
*	Cree, Inc.	295,330	28,922
*	Dynatrace, Inc.	1,211,355	70,767
	Entegris, Inc.	323,976	39,839
*	Euronet Worldwide, Inc.	468,087	63,356
*	GoDaddy, Inc.	492,514	42,829
*	Guidewire Software, Inc.	380,153	42,851
*	j2 Global, Inc.	262,991	36,174
	National Instruments Corporation	905,848	38,299
*	Nice, Ltd.—ADR	227,468	56,289
*	Novanta, Inc.†	200,299	26,992
	Pegasystems, Inc.	259,495	36,119
*	Pure Storage, Inc.	2,675,368	52,250
*	Q2 Holdings, Inc.	196,178	20,124
*	Varonis Systems, Inc.	723,473	41,686
*	Workiva, Inc.	264,725	29,472
*	Zendesk, Inc.	290,659	41,954
			866,204
	Industrials—17.2%
*	Axon Enterprise, Inc.	385,080	68,082
*	Builders FirstSource, Inc.	1,546,217	65,962
	BWX Technologies, Inc.	1,297,270	75,397
*	Generac Holdings, Inc.	174,965	72,637
	HEICO Corporation	213,002	26,451
	Lincoln Electric Holdings, Inc.	207,617	27,345
*	Mercury Systems, Inc.	673,106	44,613
	Ritchie Bros Auctioneers, Inc.†	797,140	47,254
*	Stem, Inc.	876,012	31,545
	The Brink’s Co.	907,662	69,745
*	Trex Co., Inc.	659,954	67,454
			596,485
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Consumer Discretionary—12.1%
*	Bright Horizons Family Solutions, Inc.	404,873	$59,561
*	Burlington Stores, Inc.	134,902	43,437
*	Fox Factory Holding Corporation	343,210	53,424
*	Grand Canyon Education, Inc.	410,485	36,931
*	Helen of Troy, Ltd.†	175,412	40,015
*	Leslie’s, Inc.	1,342,088	36,894
*	National Vision Holdings, Inc.	696,237	35,599
*	Revolve Group, Inc.	448,711	30,916
*	Terminix Global Holdings, Inc.	766,029	36,547
	Wyndham Hotels & Resorts, Inc.	642,445	46,443
			419,767
	Materials—4.2%
	Crown Holdings, Inc.	718,277	73,415
	Martin Marietta Materials, Inc.	210,736	74,139
			147,554
	Financials—4.1%
	Ares Management Corporation	631,948	40,186
	FirstCash, Inc.	321,643	24,586
	Virtu Financial, Inc.	1,454,330	40,183
	Western Alliance Bancorp	401,676	37,296
			142,251
	Communication Services—3.7%
	Cable One, Inc.	22,181	42,428
*	Live Nation Entertainment, Inc.	466,644	40,874
*	Zynga, Inc.	4,157,975	44,199
			127,501
	Energy—3.3%
	Cameco Corporation†	2,557,201	49,047
*	Denbury, Inc.	569,874	43,755
	New Fortress Energy, Inc.	622,854	23,594
			116,396
	Consumer Staples—1.5%
*	BJ’s Wholesale Club Holdings, Inc.	540,598	25,721
*	Celsius Holdings, Inc.	360,057	27,397
			53,118
	Real Estate—1.0%
	FirstService Corporation†	199,605	34,184
	Total Common Stocks—98.7% (cost $2,351,508)		3,431,806

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $11,036, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $11,257	$11,036	11,036
	Total Repurchase Agreement—0.3% (cost $11,036)		11,036
	Total Investments—99.0% (cost $2,362,544)		3,442,842
	Cash and other assets, less liabilities—1.0%		35,417
	Net assets—100.0%		$3,478,259

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

20	Semiannual Report	June 30, 2021

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Ward D. Sexton, CFA Mark C. Thompson, CFA

The William Blair Small Cap Growth Fund (Class N shares) posted an 12.84% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 8.98%.

Outperformance for the six month period was due to a combination of style dynamics and stock-specific factors. From a style perspective, our smaller market cap bias and our typical underweight to the most expensive stocks in the Index were tailwinds as the least expensive and smaller market capitalization companies in the Index outperformed. From a stock-specific standpoint, selection was positive across several sectors, most notably Health Care, including our position in Ligand Pharmaceuticals and our typical underweight to Biotechnology. Other top contributors were Consumer Discretionary holdings Revolve Group and Boot Barn Holdings. Online fashion retailer Revolve Group and western and work wear retailer Boot Barn executed well through the COVID-19 pandemic and, despite appealing to different demographics, were both beneficiaries of strong demand for refreshed wardrobes as the U.S. economy began to re-open. Other standout performers included Denbury (Energy) and Stem Inc. (Industrials). Stock selection in Information Technology, including our position in LiveRamp Holdings, detracted from relative performance. LiveRamp lagged as Google announced that it would cease the usage of cookies based on individuals’ web browsing history and shift to a cohort approach, which may inhibit LiveRamp’s and other industry participants’ ability to facilitate targeted advertising in the same way they have historically. Rush Street Interactive, the largest U.S. online casino operator, was our top individual detractor.While the company had better than expected revenue, an acceleration of marketing spend resulted in earnings that were below expectations. Other notable laggards included Amicus Therapeutics (Health Care), Mercury Systems (Industrials) and QuinStreet (Communication Services).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

June 30, 2021	William Blair Funds	21

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	12.84%	60.72%	17.40%	22.04%	15.59%	—%
Class I	13.01	61.11	17.69	22.34	15.88	—
Class R6	13.05	61.26	—	—	—	24.67
Russell 2000® Growth Index	8.98	51.36	15.94	18.76	13.52	23.48

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

22	Semiannual Report	June 30, 2021

Small Cap Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Health Care—25.4%
*	Acadia Healthcare Co., Inc.	184,489	$11,577
*	Aerie Pharmaceuticals, Inc.	563,111	9,015
*	Amicus Therapeutics, Inc.	578,590	5,578
*	AxoGen, Inc.	417,040	9,012
*	Blueprint Medicines Corporation	52,970	4,659
*	Butterfly Network, Inc.	297,189	4,303
*	CareDx, Inc.	98,597	9,024
*	Certara, Inc.	320,584	9,082
*	Codexis, Inc.	409,638	9,282
*	CryoLife, Inc.	271,152	7,701
*	Halozyme Therapeutics, Inc.	155,700	7,070
*	Hanger, Inc.	432,170	10,925
*	Health Catalyst, Inc.	232,578	12,910
*	HealthEquity, Inc.	99,095	7,975
*	Innovage Holding Corporation	330,850	7,050
*	Insmed, Inc.	251,690	7,163
*	Inspire Medical Systems, Inc.	38,650	7,470
*	LHC Group, Inc.	47,913	9,595
*	Ligand Pharmaceuticals, Inc.	54,728	7,180
*	Merit Medical Systems, Inc.	175,300	11,335
*	Twist Bioscience Corporation	41,056	5,471
	US Physical Therapy, Inc.	53,147	6,158
*	Veracyte, Inc.	148,090	5,921
*	Vericel Corporation	67,900	3,565
			189,021
	Industrials—23.5%
	Albany International Corporation	102,435	9,143
*	Builders FirstSource, Inc.	275,770	11,764
	BWX Technologies, Inc.	234,129	13,608
*	Casella Waste Systems, Inc.	187,600	11,900
	Douglas Dynamics, Inc.	170,063	6,920
*	Ducommun, Inc.	264,009	14,404
*	Energy Recovery, Inc.	369,016	8,406
*	Forrester Research, Inc.	146,739	6,721
*	IAA, Inc.	100,970	5,507
*	Kornit Digital, Ltd.†	60,870	7,568
	Lincoln Electric Holdings, Inc.	50,920	6,707
	Luxfer Holdings plc†	482,306	10,731
*	Mercury Systems, Inc.	94,996	6,296
*	Montrose Environmental Group, Inc.	221,568	11,889
*	PAE, Inc.	997,208	8,875
	Ritchie Bros Auctioneers, Inc.†	143,695	8,518
*	Stem, Inc.	262,194	9,442
	The Brink’s Co.	208,516	16,023
			174,422
	Information Technology—22.8%
*	Alarm.com Holdings, Inc.	96,870	8,205
	American Software, Inc.	271,000	5,951
	Brooks Automation, Inc.	139,515	13,293
*	BTRS Holdings, Inc.	343,880	4,340
	CMC Materials, Inc.	50,150	7,560
	Computer Services, Inc.	110,659	6,225
*	Euronet Worldwide, Inc.	59,700	8,080
*	Grid Dynamics Holdings, Inc.	820,795	12,337

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—(continued)
*	j2 Global, Inc.	85,483	$11,758
	Littelfuse, Inc.	14,063	3,583
*	LivePerson, Inc.	141,397	8,942
*	LiveRamp Holdings, Inc.	154,520	7,239
*	Novanta, Inc.†	38,630	5,206
*	PAR Technology Corporation	30,350	2,123
*	PDF Solutions, Inc.	217,182	3,948
*	PROS Holdings, Inc.	189,070	8,616
*	Pure Storage, Inc.	474,656	9,270
*	SiTime Corporation	40,625	5,143
*	Upland Software, Inc.	174,130	7,169
*	Varonis Systems, Inc.	138,630	7,988
*	Verra Mobility Corporation	713,949	10,973
*	Vertex, Inc.	201,519	4,421
*	WNS Holdings, Ltd.—ADR	92,092	7,355
			169,725
	Consumer Discretionary—9.2%
*	Boot Barn Holdings, Inc.	147,094	12,363
*	Dine Brands Global, Inc.	56,780	5,068
*	National Vision Holdings, Inc.	159,788	8,170
*	Porch Group, Inc.	357,518	6,914
*	Revolve Group, Inc.	184,647	12,722
*	Rush Street Interactive, Inc.	464,450	5,694
*	Skyline Champion Corporation	219,790	11,715
	Winmark Corporation	28,100	5,398
			68,044
	Financials—4.3%
*	Encore Capital Group, Inc.	148,353	7,030
	FirstCash, Inc.	125,832	9,619
	Home BancShares, Inc.	329,828	8,140
*	Open Lending Corporation	172,167	7,419
			32,208
	Energy—4.3%
	Cameco Corporation†	685,120	13,141
*	Denbury, Inc.	147,559	11,329
*	Green Plains, Inc.	224,680	7,554
			32,024
	Consumer Staples—2.8%
*	BJ’s Wholesale Club Holdings, Inc.	149,550	7,115
*	The Beauty Health Co.	510,400	8,575
*	Vital Farms, Inc.	234,460	4,680
			20,370
	Communication Services—2.2%
*	Gogo, Inc.	636,260	7,240
*	QuinStreet, Inc.	505,165	9,386
			16,626
	Real Estate—2.2%
	Colliers International Group, Inc.†	68,568	7,678
	FirstService Corporation†	51,357	8,796
			16,474

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	23

Small Cap Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Materials—1.3%
*	Orion Engineered Carbons S.A.†	520,997	$9,894
	Total Common Stocks—98.0% (cost $503,164)		728,808

	Exchange-Traded Funds
	Exchange-Traded Fund—1.0%
	iShares Russell 2000 Growth ETF	24,370	7,596
	Total Exchange-Traded Fund—1.0% (cost $7,303)		7,596

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $3,521, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $3,591	$3,521	3,521
	Total Repurchase Agreement—0.5% (cost $3,521)		3,521
	Total Investments—99.5% (cost $513,988)		739,925
	Cash and other assets, less liabilities—0.5%		3,874
	Net assets—100.0%		$743,799

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

24	Semiannual Report	June 30, 2021

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Mark T. Leslie, CFA Stephen Livingston, CFA David S. Mitchell, CFA

The William Blair Small Cap Value Fund (Class N shares) (the “Fund”) posted a 17.64% increase, net of fees, for six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 26.69%.

The Fund’s relative performance was impacted by the combination of stock selection and style headwinds during the period given its larger market capitalization and higher quality biases. During the first half of 2021 there was significant performance dispersion across the size and quality spectrum as smaller capitalizations and lower quality stocks dramatically outperformed. At the sector level, Consumer Discretionary was the largest detractor during the period due to lack of exposure to Specialty Retail broadly, but also not owning GameStop, which resulted in 91 basis points (bps) of underperformance in the period. Within Communication Services, lack of exposure to Entertainment, particularly AMC Entertainment, resulted in 137 basis points of underperformance in the period. The relative return in Industrials was driven by stock selection in Commercial Services & Supplies, Aerospace & Defense, Building Products, and Machinery. The relative outperformance in Financials was driven by strong stock selection in Regional Banks. Looking specifically at stock selection, the strategy’s largest detractors during the period were AMC Entertainment (Communication Services), GameStop (Consumer Discretionary), and LiveRamp Holdings (Information Technology). Offsetting these detractors were our investments in PDC Energy (Energy), Western Alliance Bank (Financials), and Boston Private Financial (Financials).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

The portfolio managers have changed due to the Fund’s reorganization effective July 16, 2021. Refer to Note 8—Subsequent Events for further details of the reorganization.

June 30, 2021	William Blair Funds	25

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	17.64%	50.57%	3.45%	7.30%	7.85%	—%
Class I	17.83	51.06	3.72	7.56	8.12	—
Class R6	17.85	50.97	—	—	—	6.37
Russell 2000® Value Index	26.69	73.28	10.27	13.62	10.85	17.13

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

26	Semiannual Report	June 30, 2021

Small Cap Value Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Financials—27.9%
	Banc of California, Inc.	18,678	$328
	Banner Corporation	8,849	480
	Boston Private Financial Holdings, Inc.	27,047	399
	Cadence BanCorp	26,841	560
	CNO Financial Group, Inc.	26,324	622
	First American Financial Corporation	7,356	459
	FNB Corporation	46,979	579
	Glacier Bancorp, Inc.	12,239	674
	Hancock Whitney Corporation	20,799	924
	Home BancShares, Inc.	31,877	787
	Horace Mann Educators Corporation	11,426	427
	National Bank Holdings Corporation	13,470	508
	OceanFirst Financial Corporation	19,449	405
	PacWest Bancorp	17,079	703
	Radian Group, Inc.	32,724	728
	Renasant Corporation	13,147	526
	Sandy Spring Bancorp, Inc.	13,642	602
	Seacoast Banking Corporation of Florida	19,522	667
	Selective Insurance Group, Inc.	10,705	869
	The Hanover Insurance Group, Inc.	4,695	637
	Umpqua Holdings Corporation	32,891	607
	Western Alliance Bancorp	10,883	1,010
			13,501
	Industrials—16.4%
	Alamo Group, Inc.	1,405	214
	Brady Corporation	17,644	989
*	Chart Industries, Inc.	5,010	733
	Curtiss-Wright Corporation	6,323	751
	ESCO Technologies, Inc.	4,035	379
	Federal Signal Corporation	8,696	350
*	FTI Consulting, Inc.	4,610	630
*	Gibraltar Industries, Inc.	9,900	755
	Rexnord Corporation	10,530	527
*	Saia, Inc.	2,294	481
	Simpson Manufacturing Co., Inc.	4,817	532
	UniFirst Corporation	2,945	691
	Watts Water Technologies, Inc.	6,094	889
			7,921
	Consumer Discretionary—11.2%
	Carter’s, Inc.	5,507	568
*	Cavco Industries, Inc.	1,502	334
	Churchill Downs, Inc.	2,500	496
*	Deckers Outdoor Corporation	2,471	949
*	Helen of Troy, Ltd.†	2,992	683
	KB Home	9,565	389
*	Monarch Casino & Resort, Inc.	9,718	643
	Murphy USA, Inc.	4,390	585
*	TopBuild Corporation	3,881	768
			5,415
	Real Estate—8.3%
	Acadia Realty Trust	14,070	309
	Agree Realty Corporation	7,693	542
	American Assets Trust, Inc.	14,769	551
	CoreSite Realty Corporation	2,356	317
	Healthcare Realty Trust, Inc.	18,651	563

	Issuer	Shares	Value

	Common Stocks—(continued)
	Real Estate—(continued)
	Highwoods Properties, Inc.	12,070	$545
	Life Storage, Inc.	5,987	643
	Terreno Realty Corporation	8,200	529
			3,999
	Health Care—6.3%
*	Allscripts Healthcare Solutions, Inc.	16,975	314
*	Avanos Medical, Inc.	8,110	295
	CONMED Corporation	6,502	894
	Encompass Health Corporation	9,923	774
*	Integer Holdings Corporation	8,291	781
			3,058
	Materials—5.9%
	Avient Corporation	12,682	624
	Carpenter Technology Corporation	12,065	485
	Minerals Technologies, Inc.	7,885	620
	Sensient Technologies Corporation	6,242	540
	Silgan Holdings, Inc.	13,857	575
			2,844
	Information Technology—5.8%
	Belden, Inc.	9,825	497
*	j2 Global, Inc.	4,421	608
*	LiveRamp Holdings, Inc.	7,197	337
	MAXIMUS, Inc.	5,974	525
*	Semtech Corporation	2,800	193
*	Viavi Solutions, Inc.	35,559	628
			2,788
	Energy—5.6%
	Archrock, Inc.	43,973	392
	Brigham Minerals, Inc.	24,589	523
	Cactus, Inc.	7,287	268
*	CNX Resources Corporation	36,682	501
	HollyFrontier Corporation	8,044	265
	PDC Energy, Inc.	16,922	775
			2,724
	Consumer Staples—4.6%
*	BJ’s Wholesale Club Holdings, Inc.	7,643	364
	Casey’s General Stores, Inc.	2,692	524
*	Darling Ingredients, Inc.	11,701	790
	J&J Snack Foods Corporation	3,148	549
			2,227
	Utilities—4.1%
	Black Hills Corporation	8,057	529
	Chesapeake Utilities Corporation	3,865	465
	IDACORP, Inc.	4,738	462
	ONE Gas, Inc.	7,469	553
			2,009
	Communication Services—2.2%
	John Wiley & Sons, Inc.	6,380	384
	Nexstar Media Group, Inc.	2,395	354
*	QuinStreet, Inc.	16,348	304
			1,042
	Total Common Stocks—98.3% (cost $30,861)		47,528

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	27

Small Cap Value Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

Common Stocks—(continued)
Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $932, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $950	$932	$932
Total Repurchase Agreement—1.9% (cost $932)		932
Total Investments—100.2% (cost $31,793)		48,460
Liabilities, plus cash and other assets—(0.2)%		(81)
Net assets—100.0%		$48,379

* = Non-income producing security

† = U.S. listed foreign security

The composition of the portfolio of investments has changed due to the Fund’s reorganization effective July 16, 2021. Refer to Note 8—Subsequent Events for further details of the reorganization.

See accompanying Notes to Financial Statements.

28	Semiannual Report	June 30, 2021

Global Markets Review and Outlook

Global equities continued to advance in the second quarter (the MSCI All Country World IMI Index (the “Index”) gained +7.18% in the second quarter and 12.68% year-to-date through June 30, 2021 in USD terms) amid further success of COVID-19 vaccination rollouts and a healthy rebound in economic activity, especially in developed markets. The sharp style rotation in the first quarter which favored value areas subsided in the second quarter with growth stocks outperforming. From a global sector perspective, Information Technology outperformed (+10.22% for the quarter and +12.39% year-to-date) while Utilities significantly underperformed (-0.09% for the quarter and +0.86% year-to-date). Energy also continued to rally (+10.08% for the quarter and +30.51% year-to-date) as rising demand drove stronger crude oil prices.

US equities advanced (+8.36% for the quarter and +15.05% year-to-date) as investors welcomed news of additional federal spending to revive the economy. In addition to the $1.9 trillion COVID-19 relief plan and $2.3 trillion infrastructure plan introduced in the first quarter, President Biden’s Administration also announced a $1.8 trillion American Families Plan emphasizing strong support for national childcare to ensure an equitable recovery from the COVID-19 pandemic, especially for female workers and mothers. Significant federal spending drove concerns over rising inflation. In May, headline inflation rose to 5.0% year on year, above expectations.

European equities kept pace with the Index (+7.26% for the quarter and +11.81% year-to-date) as several European countries gradually relaxed restrictions on travel and business activity. Economic data was also supportive, specifically the Eurozone manufacturing purchasing manager’s index (PMI) which rose to a record high level (63.4) in June.

Strength within Latin America (+15.56% for the quarter and +9.64% year-to-date) was primarily driven by Brazil (+23.60% for the quarter and +11.89% year-to-date) bolstered by stronger commodity prices and currency tailwinds. China underperformed on a relative basis (+2.35% for the quarter and +2.36% year-to-date) amid concerns over tightening liquidity and increased regulatory oversight on large capitalization technology companies.

In our view, the market is experiencing a tug of war between the impressive acceleration of economic growth due to global re-openings, and fears of a resurgence of COVID-19 case counts. We believe economic growth will win out. While concerning, the positive view is that the COVID-19 vaccines appear to be working, and the COVID-19 Delta variant is proving so far not as harmful.

As for recent economic activity, it has been more of the same, with both consumption and production activity strong – in some cases above 2019 levels. While we expect a sequential peak in gross domestic product (GDP) growth likely occurred in the second quarter, we also expect the remainder of the year should continue to be quite strong.

We believe that corporate earnings growth, which has been impressive thus far in 2021, remains underestimated. In fact, projected bottom-up corporate profit growth lags top-down GDP estimates by a wider margin than we saw coming out of the global financial crisis of 2008 (“GFC”). Thus, we are confident profit growth will continue to surprise to the upside.

As is the case in almost every economic expansion period, earnings growth has been the key market driver. We believe we are now clearly in expansion mode, with the corporate profit picture and market leadership following the script.

During the second quarter, we saw earnings revisions and momentum lead market performance, while valuation flipped from dominating in the first quarter (typical of recovery periods) to not much of a factor. Quality and Growth re-asserted themselves positively. All of these characteristics are very typical of performance during an economic expansion and we believe they are likely to continue.

Inflation concerns have been a natural topic of debate all year. We continue to foresee reflation back to long-term, i.e., manageable, levels. In this unique cycle, we are experiencing price increases driven by the re-opening of supply not keeping up with demand fast enough. While in some cases we are already seeing a few industrial commodity prices reverting, we expect that it will take another three-to-six months for the supply catch up to occur across most industries.

The global market, as measured by the MSCI All Country World IMI, is up close to 40% over the last twelve months. While market valuations receive a lot of attention, perhaps unnoticed is that this market appreciation has been driven entirely by earnings growth. The market valuation has actually somewhat come down during this period.

June 30, 2021	William Blair Funds	29

Global Markets Review and Outlook (continued)

The valuation multiple of more economically sensitive sectors of the market (e.g., cyclicals and financials) have increased along with a resurgence of their growth. In contrast, companies with stronger structural long-term growth have lagged on a relative basis, and in some cases have seen their stock multiples compress. We view this is a classic period of structural winners “growing into” their multiples.

Consistent with our growth outlook we believe most of this experience is likely behind us but may occur off and on during the balance of the year while the market digests the economic and profit picture. Ultimately as economic growth reverts to the long-term mean and the market begins to discount peak cyclical earnings, the structural growers will again have their day.

Corporate profit margins and cash flows have been impressive, and we believe we are entering an era where more of that cash flow is likely to be directed to capital investment and research and development.

We see two reasons for rapidly ramping capital spending by corporates: 1) digitalization of businesses is now a survival imperative; and 2) shortening supply chains has become necessary to improve operational resilience.

We are witnessing it already: After the GFC, it took US private sector investment (excluding housing) nearly four years to recover to pre-crisis levels. By contrast, capital expenditures in the first quarter of 2021 already surpassed the fourth quarter of 2019 peak. Intellectual property and software investment recovered by the fourth quarter of 2020, compared to six quarters post-GFC.

We believe the COVID-19 pandemic has elevated operational efficiencies of digital business models into a survival imperative for virtually all companies. Digital businesses generally were able to operate relatively unscathed during the COVID-19 pandemic lockdowns, while more traditional, high physical contact businesses were more likely to be forced to shut down. Within industries, those companies who had proactively employed more data and digitally-enabled business practices pressed their competitive advantage. We are seeing companies of all sizes accelerate their investment into cloud-based systems, remote work, digitally driven customer service solutions, and the requisite software applications.

Companies have spent decades rationalizing their supply chains with the goal of maximum operational efficiency. Such extreme efficiency comes with high potential fragility. And we believe this fragility was fully exposed by COVID-19-related lockdowns and associated export restrictions. Companies are looking to shore up their supply chains, in some instances by reducing or duplicating some parts of the chain. Some of this was starting to happen in response to chilling economic relations between the U.S. and China prior to the COVID-19 pandemic. COVID-19 has only added more reasons to accelerate the buildout.

In our view, shifts in the geopolitical environment in which corporates operate also support investment rather than cash preservation. Since the early 1980s everything from taxation to antitrust to regulatory and labor policies was geared to improving corporate profitability. Today, there is growing recognition that these policies may have gone too far. The operating environment is changing on the margin: pressure for stronger wage growth, especially at the bottom of the income distribution is rising.

The Group of Seven (G7) agreeing on a minimum corporate tax rate suggests that the race to the bottom is over. Antitrust authorities in China, Europe and the U.S. are openly exploring ways to bring competition standards to industries and businesses that have been able to behave as monopolies or quasi monopolies. These changes incentivize corporate investment, which in turn will likely expand supply and enable stronger economic growth without higher inflation. We will have more to say on this topic in the coming months and quarters.

30	Semiannual Report	June 30, 2021

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn, CFA Kenneth J. McAtamney Hugo Scott-Gall

The William Blair Global Leaders Fund (Class N shares) (the “Fund”) posted a 10.80% increase, net of fees, for six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI (net) (the “Index”), increased 12.68%.

Six-month underperformance versus the Index was primarily driven by weaker stock selection within Industrials, as Nihon M&A Center Inc detracted. Nihon M&A is a high-quality Japanese growth company that provides advisory services to small and medium-sized businesses facing succession-oriented challenges, which is common given Japan’s aging demographics. It is led by an entrepreneurial management team that has built an attractive network of national relationships aimed at identifying buyers and sellers and sourcing transactions. Management recently noted that with the second stage of lockdowns related to COVID-19 in Japan, deal times could extend. While this has weighed on near-term expectations, our long-term outlook remains unchanged as the company continues to benefit from structural tailwinds. We believe it is the dominant player in the market due to its extensive network and continued strong execution should continue to result in steady deal flow, attractive margins, and expanding returns.

Partially offsetting these effects was positive stock selection within the Consumer Discretionary and Health Care sectors. Within Consumer Discretionary, Aristocrat Leisure drove outperformance. Aristocrat Leisure is a leading content and equipment supplier in the global slot machine market, with an expanding share in the higher-margin revenue-sharing segment thanks to strong performance of innovative products. Digital has been a new growth driver for Aristocrat, with in-house games and M&A steadily expanding the addressable market beyond land-based casinos for sustainable longer-term growth. The company is recovering faster than market expectations where revenues have normalized close to pre-COVID levels. Within Health Care sector, Charles River Laboratories contributed to relative results. Charles River is a contract research organization (CRO) that has evolved to be the global leader in the early stage portion of the research market with a dominant market share lead, working on 85% of all FDA-approved drugs in both 2018 and 2019. In our view, the company has several key competitive advantages that support its market-leading position including a global network, strong brand reputation, and broad product/service portfolio.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 29.

June 30, 2021	William Blair Funds	31

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	10.80%	42.55%	18.27%	18.59%	12.19%	—%
Class I	10.93	42.92	18.57	18.91	12.50	—
Class R6	10.99	42.96	18.63	18.98	—	13.94
MSCI ACW IMI (net)	12.68	40.94	14.24	14.55	9.90	11.31

(a)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

32	Semiannual Report	June 30, 2021

Global Leaders Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Western Hemisphere—49.8%
	Canada—1.3%
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	4,961	$1,811
	United States—48.5%
*	Adobe, Inc. (Software)	3,173	1,858
*	Align Technology, Inc. (Health care equipment & supplies)	2,227	1,361
*	Alphabet, Inc. Class “A” (Interactive Media & Services)	1,713	4,183
*	Amazon.com, Inc. (Internet & direct marketing retail)	1,115	3,836
	BlackRock, Inc. (Capital markets)	2,288	2,002
*	Charles River Laboratories International, Inc. (Life sciences tools & services)	6,701	2,479
*	CoStar Group, Inc. (Professional services)	14,870	1,231
	Ecolab, Inc. (Chemicals)	5,452	1,123
*	Edwards Lifesciences Corporation (Health care equipment & supplies)	15,213	1,576
*	Facebook, Inc. Class “A” (Interactive Media & Services)	10,162	3,533
	Fidelity National Information Services, Inc. (IT services)	12,022	1,703
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	3,155	1,992
	Intercontinental Exchange, Inc. (Capital markets)	14,765	1,752
*	Intuitive Surgical, Inc. (Health care equipment & supplies)	1,638	1,506
	Lockheed Martin Corporation (Aerospace & defense)	5,753	2,177
	Mastercard, Inc. Class “A” (IT services)	9,411	3,436
	Microsoft Corporation (Software)	14,599	3,955
	NextEra Energy, Inc. (Electric utilities)	14,592	1,069
	NIKE, Inc. Class “B” (Textiles, apparel & luxury goods)	14,142	2,185
*	PayPal Holdings, Inc. (IT services)	8,992	2,621
	Prologis, Inc. (Equity REIT)	11,032	1,319
	Roper Technologies, Inc. (Industrial conglomerates)	3,394	1,596
*	salesforce.com, Inc. (Software)	12,239	2,990
	The Estee Lauder Cos., Inc. Class “A” (Personal products)	7,035	2,238
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	3,853	1,944
*	Ulta Beauty, Inc. (Specialty retail)	7,706	2,664
	Union Pacific Corporation (Road & rail)	9,699	2,133
	UnitedHealth Group, Inc. (Health care providers & services)	5,564	2,228
*	Veeva Systems, Inc. Class “A” (Health care technology)	2,998	932
*	Workday, Inc. Class “A” (Software)	7,876	1,880
	Zoetis, Inc. (Pharmaceuticals)	9,846	1,835
			67,337

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—25.3%
	Denmark—3.6%
	Chr Hansen Holding A/S (Chemicals)	10,259	$926
	DSV PANALPINA A/S (Air freight & logistics)	9,956	2,322
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	21,057	1,764
			5,012
	France—4.2%
*	Airbus SE (Aerospace & defense)	27,279	3,508
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	2,963	2,323
			5,831
	Germany—4.4%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	76,506	3,068
	MTU Aero Engines AG (Aerospace & defense)	8,793	2,178
	Rational AG (Machinery)	883	800
			6,046
	Ireland—3.6%
	Allegion plc (Building products)†	7,618	1,061
*	Aptiv plc (Auto components)†	15,672	2,466
*	Ryanair Holdings plc—ADR (Airlines)	13,789	1,492
			5,019
	Netherlands—1.0%
*	Adyen N.V. (IT services)	581	1,420
	Sweden—5.2%
	Atlas Copco AB Class “A” (Machinery)	40,061	2,453
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	5,210	823
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	194,885	2,887
	Indutrade AB (Machinery)	41,640	1,066
			7,229
	Switzerland—3.3%
	Lonza Group AG (Life sciences tools & services)	2,776	1,968
	Partners Group Holding AG (Capital markets)	1,695	2,567
			4,535

	Emerging Asia—8.1%
	China—4.4%
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	90,344	2,560
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	48,300	1,220
	Tencent Holdings, Ltd. (Interactive Media & Services)	30,400	2,286
			6,066

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	33

Global Leaders Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—1.4%
*	HDFC Bank, Ltd.—ADR (Banks)	27,882	$2,039
	Taiwan—2.3%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	26,620	3,199

	Asia—5.6%
	Australia—3.7%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	77,246	2,496
*	Atlassian Corporation plc Class “A” (Software)†	4,924	1,265
	CSL, Ltd. (Biotechnology)	6,350	1,358
			5,119
	Hong Kong—1.5%
	AIA Group, Ltd. (Insurance)	167,400	2,081
	New Zealand—0.4%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	23,878	519

	Japan—4.6%
	Daikin Industries, Ltd. (Building products)	9,600	1,788
	Keyence Corporation (Electronic equipment, instruments & components)	3,400	1,716
	Nihon M&A Center, Inc. (Professional services)	57,400	1,489
	SMC Corporation (Machinery)	2,400	1,418
			6,411

	United Kingdom—3.5%
*	Compass Group plc (Hotels, restaurants & leisure)	118,703	2,499
	Experian plc (Professional services)	27,176	1,047
	Halma plc (Electronic equipment, instruments & components)	15,487	577
	Rentokil Initial plc (Commercial services & supplies)	114,974	787
			4,910

	Emerging Latin America—1.6%
	Argentina—1.6%
*	Globant S.A. (IT services)†	5,695	1,248
*	MercadoLibre, Inc. (Internet & direct marketing retail)	590	920
			2,168
	Total Common Stocks—98.5% (cost $71,771)		136,752

	Principal
Issuer	Amount	Value

Common Stocks—(continued)
Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $1,591, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $1,623	$1,591	$1,591
Total Repurchase Agreement—1.2% (cost $1,591)		1,591
Total Investments—99.7% (cost $73,362)		138,343
Cash and other assets, less liabilities—0.3%		485
Net assets—100.0%		$138,828

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	24.7%
Industrials	20.9%
Consumer Discretionary	18.9%
Health Care	15.7%
Financials	7.6%
Communication Services	7.3%
Consumer Staples	1.6%
Materials	1.5%
Real Estate	1.0%
Utilities	0.8%
Total	100.0%

At June 30, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	60.6%
Euro	9.7%
Hong Kong Dollar	5.9%
Swedish Krona	5.3%
Japanese Yen	4.7%
Danish Krone	3.7%
British Pound Sterling	3.6%
Swiss Franc	3.3%
Australian Dollar	2.8%
All Other Currencies	0.4%
Total	100.0%

See accompanying Notes to Financial Statements.

34	Semiannual Report	June 30, 2021

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Alaina Anderson, CFA

The William Blair International Leaders Fund (Class N shares) (the “Fund”) posted a 6.21% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 9.58%.

Six-month underperformance versus the Index was primarily driven by negative stock selection across most sectors. The Consumer Discretionary, Energy and Information Technology sectors had the largest impact on relative returns.

Within Consumer Discretionary, TAL Education Group hampered relative performance as the company declined amid regulatory headwinds as the Chinese government seeks to enhance standards of after school education and tutoring and reduce the tutoring burden for children.

Neste, a producer of renewable diesel within the Energy sector, hurt relative results. Neste is the world’s largest producer of renewable diesel and jet fuel refined from waste and residues. We believe that Neste offers a superior product compared to petroleum diesel as it not only helps meet renewable/carbon reduction targets, but also burns cleaner in internal combustion engines, resulting in lower emissions and engine maintenance cost. The COVID-19 pandemic is anticipated to have a negative impact on demand this year, but we expect it will have limited impact on longer-term growth.

Within the Information Technology sector Keyence hindered relative returns as the company’s share price adjusted lower after strong performance in 2020. Keyence develops and manufactures sensors and measuring instruments used for factory automation. We believe fundamentals in factory automation are inflecting sharply higher as demand recovers against year-over-year comparisons. We continue to see Keyence as well positioned to drive innovation that will expand its total addressable market and enhance an already attractive growth opportunity.

Partially offsetting these effects was positive stock selection within the Communication Services and Health Care sectors. Within Communication Services, Sea helped relative performance. Sea is a South East Asian mobile gaming and e-commerce company that primarily operates in seven South East Asian markets, including Indonesia, Malaysia, the Philippines, Singapore, Thailand, Taiwan and Vietnam. More recently, it has expanded its gaming operations to include India, Russia and Latin America. The company is the market leader in both gaming revenues and e-commerce, and current game success coupled with a robust pipeline are driving higher revenue growth and profitability expectations, and e-commerce operating metrics continue to be strong.

Straumann, the global market leader in esthetic dentistry within Health Care, was an additional source of outperformance. The company develops, manufactures, and supplies dental implants, instruments, biomaterials, CADCAM prosthetics, digital equipment, software, and clear aligners for applications in replacement, restorative, and orthodontic dentistry. We believe that Straumann is more than just a products company. As a total solution provider, it offers training, support, and a wide range of services to dental practitioners, clinics, and laboratories all over the world.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 29.

June 30, 2021	William Blair Funds	35

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	6.21%	36.04%	15.12%	15.38%	11.71%
Class I(a)	6.32	36.36	15.41	15.68	11.98
MSCI ACW Ex-U.S. IMI (net)(a)	9.58	37.18	9.42	11.20	7.79
Class R6(b)	6.36	36.46	15.48	15.78	12.10
MSCI ACW Ex-U.S. IMI (net)(b)	9.58	37.18	9.42	11.20	7.52

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to June 30, 2021.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

36	Semiannual Report	June 30, 2021

International Leaders Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—50.8%
	Denmark—6.5%
	Chr Hansen Holding A/S (Chemicals)	103,186	$9,313
	Coloplast A/S Class “B” (Health care equipment & supplies)	103,985	17,062
	DSV PANALPINA A/S (Air freight & logistics)	74,473	17,368
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	249,651	20,915
	Orsted A/S (Electric utilities)	88,167	12,372
			77,030
	Finland—1.4%
	Neste Oyj (Oil, gas & consumable fuels)	275,306	16,858
	France—13.0%
*	Airbus SE (Aerospace & defense)	274,493	35,295
	L’Oreal S.A. (Personal products)	43,360	19,322
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	57,056	44,740
	Safran S.A. (Aerospace & defense)	200,969	27,862
	Sartorius Stedim Biotech (Life sciences tools & services)	32,834	15,530
	Teleperformance (Professional services)	32,020	12,996
			155,745
	Germany—4.3%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	629,573	25,247
	Rational AG (Machinery)	16,364	14,825
*	TeamViewer AG (Software)	310,830	11,691
			51,763
	Ireland—3.2%
*	ICON plc (Life sciences tools & services)†	19,745	4,081
	Kingspan Group plc (Building products)	219,393	20,718
*	Ryanair Holdings plc—ADR (Airlines)	123,638	13,379
			38,178
	Israel—0.2%
*	Wix.com, Ltd. (IT services)†	9,075	2,634
	Netherlands—4.3%
*	Adyen N.V. (IT services)	9,296	22,712
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	41,348	28,407
			51,119
	Norway—1.0%
	TOMRA Systems ASA (Commercial services & supplies)	218,942	12,078
	Spain—1.8%
*	Amadeus IT Group S.A. (IT services)	309,705	21,784
	Sweden—5.6%
	Atlas Copco AB Class “A” (Machinery)	404,322	24,756
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	1,781,914	26,402
	Nibe Industrier AB Class “B” (Building products)	1,501,613	15,795
			66,953

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—9.5%
	Lonza Group AG (Life sciences tools & services)	38,228	$27,095
	Partners Group Holding AG (Capital markets)	15,769	23,886
	Sika AG (Chemicals)	51,459	16,824
	Straumann Holding AG (Health care equipment & supplies)	19,958	31,816
	Temenos AG (Software)	88,178	14,162
			113,783

	Emerging Asia—17.0%
	China—9.3%
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	958,156	27,149
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	489,572	9,770
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	43,500	13,846
	NetEase, Inc. (Entertainment)	966,575	21,898
*	TAL Education Group—ADR (Diversified consumer services)	284,804	7,186
	Tencent Holdings, Ltd. (Interactive Media & Services)	371,100	27,913
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	177,000	3,244
			111,006
	India—3.9%
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	643,514	21,451
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	919,740	25,763
			47,214
	Taiwan—2.7%
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,511,000	32,267
	Thailand—1.1%
*	Sea, Ltd.—ADR (Entertainment)	48,657	13,361

	United Kingdom—12.0%
	Ashtead Group plc (Trading companies & distributors)	369,321	27,404
*	Compass Group plc (Hotels, restaurants & leisure)	669,961	14,105
	Experian plc (Professional services)	511,214	19,702
	Halma plc (Electronic equipment, instruments & components)	311,514	11,600
	London Stock Exchange Group plc (Capital markets)	187,833	20,708
	Rentokil Initial plc (Commercial services & supplies)	1,651,799	11,311
	Segro plc (Equity REIT)	1,113,285	16,855
	Spirax-Sarco Engineering plc (Machinery)	75,042	14,133
*	Trainline plc (Hotels, restaurants & leisure)	1,810,907	7,355
			143,173

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	37

International Leaders Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Japan—8.4%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	228,200	$5,456
	Daikin Industries, Ltd. (Building products)	99,100	18,456
	Hoya Corporation (Health care equipment & supplies)	146,700	19,451
	Keyence Corporation (Electronic equipment, instruments & components)	46,400	23,418
	M3, Inc. (Health care technology)	90,700	6,623
	Nihon M&A Center, Inc. (Professional services)	379,300	9,836
	SMC Corporation (Machinery)	29,600	17,492
			100,732

	Asia—6.1%
	Australia—3.6%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	706,296	22,824
*	Atlassian Corporation plc Class “A” (Software)†	41,505	10,661
	CSL, Ltd. (Biotechnology)	45,082	9,642
			43,127
	Hong Kong—1.8%
	AIA Group, Ltd. (Insurance)	1,744,400	21,681
	New Zealand—0.7%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	384,906	8,373

	Canada—3.1%
	Canadian National Railway Co. (Road & rail)	221,612	23,382
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	38,125	13,915
			37,297

	Emerging Latin America—1.2%
	Argentina—1.2%
*	MercadoLibre, Inc. (Internet & direct marketing retail)	8,984	13,995
	Total Common Stocks—98.6% (cost $808,230)		1,180,151

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $16,293, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $16,619	$16,293	16,293
	Total Repurchase Agreement—1.4% (cost $16,293)		16,293
	Total Investments—100.0% (cost $824,523)		1,196,444
	Liabilities, plus cash and other assets—(0.0)%		(191)
	Net assets—100.0%		$1,196,253

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	28.7%
Information Technology	19.6%
Health Care	14.3%
Consumer Discretionary	12.8%
Financials	7.4%
Communication Services	5.4%
Consumer Staples	3.6%
Energy	3.6%
Materials	2.2%
Real Estate	1.4%
Utilities	1.0%
Total	100.0%

At June 30, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	27.0%
British Pound Sterling	12.1%
Swiss Franc	9.7%
Hong Kong Dollar	8.6%
Japanese Yen	8.5%
U.S. Dollar	6.7%
Danish Krone	6.5%
Swedish Krona	5.7%
Indian Rupee	4.0%
Australian Dollar	2.8%
New Taiwan Dollar	2.7%
Chinese Yuan Renminbi	2.0%
Canadian Dollar	2.0%
Norwegian Krone	1.0%
All Other Currencies	0.7%
Total	100.0%

See accompanying Notes to Financial Statements.

38	Semiannual Report	June 30, 2021

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Growth Fund (Class N shares) posted a 8.28% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 9.58%.

Six-month underperformance versus the Index was primarily driven by negative stock selection across most sectors. Stock selection within the Financials sector was particularly weak, as Ping An Insurance and Bank Central Asia weighed on relative performance in the period.

Ping An is the largest insurance company by market cap globally and the leading life insurance in what we expect will be the largest market (by size and growth) for life insurance over the next decade. Although Ping An remains firmly in the expanding growth phase of its corporate lifecycle, its breadth of services propels it into a different category and closer to becoming a dominant technology-powered retail financial services group. It has developed a broad ecosystem comprising over 6oo million internet users and over 220 million retail customers. Ping An continues to improve its cross-sell of products from other parts of the group, which increases income without incurring the cost of acquiring new clients. While recent results have been below average due to COVID-19, we believe it will revert to its previous growth trajectory as the economy recovers.

Partially offsetting these effects was positive stock selection within the Health Care and Communication Services sectors. Within Health Care, Wuxi Biologics and Lonza added to relative returns. Wuxi Biologics is a contract development and manufacturing organization (CDMO) that offers a full range of research and manufacturing services for biologic drugs. The services are designed to help clients improve research and development efficiency, shorten development timelines and lower costs. Importantly, Wuxi is the only company offering comprehensive CDMO services for biologics in China. As a result, Wuxi is the domestic market leader with approximately 50% market share. Supporting Wuxi’s growth profile is strong demand for biologics outsourcing services worldwide. We believe Wuxi’s strong execution and favorable market dynamics will generate strong earnings growth for the foreseeable future. Lonza is a leader in custom manufacturing of biopharmaceuticals and specialty ingredients. Lonza offers highly visible growth and given the strong market demand for outsourced biopharma production and related services, we remain confident it can deliver on growth in the future.

Within Communication Services, Kakao boosted relative returns. Kakao is a South Korean online platform. It operates KakaoTalk, the largest mobile messaging app, and Daum, the second largest web portal. Other businesses include ride-hailing, music streaming, and financial services businesses with Kakao Pay and Kakao Bank. We believe Kakao will sustain its position as one of the most dominant tech companies in South Korea, given the strong market position, management execution, business development, and potential to drive synergies and capture sustained value around its various platform, content, and new businesses.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 29.

June 30, 2021	William Blair Funds	39

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	8.28%	42.17%	15.73%	14.69%	8.52%	—%
Class I	8.45	42.58	16.09	15.04	8.85	—
Class R6	8.47	42.70	—	—	—	24.31
MSCI ACW Ex-U.S. IMI (net)	9.58	37.18	9.42	11.20	5.65	13.16

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

40	Semiannual Report	June 30, 2021

International Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—45.4%
	Belgium—0.3%
	Warehouses De Pauw CVA (Equity REIT)	167,727	$6,404
	Denmark—4.1%
	Chr Hansen Holding A/S (Chemicals)	67,200	6,065
	Coloplast A/S Class “B” (Health care equipment & supplies)	58,540	9,605
	DSV PANALPINA A/S (Air freight & logistics)	180,021	41,982
*	Genmab A/S (Biotechnology)	36,970	15,127
	Netcompany Group A/S (Software)	51,304	5,829
	Orsted A/S (Electric utilities)	84,520	11,860
	Royal Unibrew A/S (Beverages)	38,877	4,952
			95,420
	Finland—0.9%
	Neste Oyj (Oil, gas & consumable fuels)	353,022	21,616
	France—10.5%
*	Airbus SE (Aerospace & defense)	308,528	39,671
	Dassault Systemes SE (Software)	77,298	18,744
	Hermes International (Textiles, apparel & luxury goods)	8,077	11,766
	Kering S.A. (Textiles, apparel & luxury goods)	36,217	31,650
	L’Oreal S.A. (Personal products)	54,069	24,093
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	49,760	39,018
	Safran S.A. (Aerospace & defense)	189,420	26,261
	Sartorius Stedim Biotech (Life sciences tools & services)	34,021	16,092
	Teleperformance (Professional services)	72,200	29,305
*	Worldline S.A. (IT services)	99,633	9,326
			245,926
	Germany—5.9%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	55,353	10,695
	CompuGroup Medical SE & Co. KgaA (Health care technology)	58,310	4,567
*	CTS Eventim AG & Co. KGaA (Entertainment)	95,342	5,958
*	HelloFresh SE (Internet & direct marketing retail)	139,023	13,514
*	Hypoport SE (Diversified financial services)	6,469	3,344
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	583,628	23,405
	KION Group AG (Machinery)	85,145	9,074
	MTU Aero Engines AG (Aerospace & defense)	123,966	30,707
	Nemetschek SE (Software)	49,522	3,789
	Puma SE (Textiles, apparel & luxury goods)	148,357	17,688
*	TeamViewer AG (Software)	100,753	3,789
	Vonovia SE (Real estate management & development)	186,284	12,043
			138,573

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Ireland—2.1%
*	ICON plc (Life sciences tools & services)†	80,305	$16,600
	Kingspan Group plc (Building products)	177,389	16,751
*	Ryanair Holdings plc—ADR (Airlines)	150,477	16,283
			49,634
	Israel—1.0%
*	Inmode, Ltd. (Health care equipment & supplies)†	51,530	4,879
*	Nice, Ltd.—ADR (Software)	19,868	4,917
*	Wix.com, Ltd. (IT services)†	46,977	13,636
			23,432
	Italy—0.7%
	Amplifon SpA (Health care providers & services)	125,920	6,217
*	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	74,032	4,330
	Moncler SpA (Textiles, apparel & luxury goods)	90,292	6,109
			16,656
	Luxembourg—0.9%
*	Eurofins Scientific SE (Life sciences tools & services)	138,968	15,885
	Tenaris S.A. (Energy equipment & services)	485,810	5,295
			21,180
	Netherlands—3.7%
*	Adyen N.V. (IT services)	10,296	25,156
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	67,210	46,175
	BE Semiconductor Industries N.V. (Semiconductors & semiconductor equipment)	44,902	3,809
	Euronext N.V. (Capital markets)	56,115	6,102
	IMCD N.V. (Trading companies & distributors)	39,422	6,268
			87,510
	Norway—0.7%
*	Pexip Holding ASA (Software)	270,767	2,418
	Scatec ASA (Independent power & renewable electricity producers)	132,851	3,518
	TOMRA Systems ASA (Commercial services & supplies)	177,930	9,816
			15,752
	Spain—1.6%
*	Amadeus IT Group S.A. (IT services)	399,224	28,081
	EDP Renovaveis S.A. (Independent power & renewable electricity producers)	356,629	8,263
*	Solaria Energia y Medio Ambiente S.A. (Independent power & renewable electricity producers)	139,739	2,525
			38,869

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	41

International Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—6.1%
	AddTech AB Class “B” (Trading companies & distributors)	221,990	$3,683
	Atlas Copco AB Class “A” (Machinery)	643,938	39,428
	Beijer Ref AB (Trading companies & distributors)	327,187	5,830
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	121,729	19,236
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	1,782,817	26,415
	Indutrade AB (Machinery)	354,824	9,080
	Investment AB Latour Class “B” (Industrial conglomerates)	217,844	7,148
	Lifco AB Class “B” (Industrial conglomerates)	281,605	6,581
	Nibe Industrier AB Class “B” (Building products)	881,586	9,273
	Nolato AB Class “B” (Industrial conglomerates)	489,162	4,813
	Sweco AB Class “B” (Construction & engineering)	220,842	4,018
	Thule Group AB (Leisure products)	98,345	4,360
	Vitrolife AB (Biotechnology)	90,663	3,767
			143,632
	Switzerland—6.9%
	Belimo Holding AG (Building products)	9,327	4,264
	Logitech International S.A. (Technology hardware, storage & peripherals)	42,659	5,168
	Lonza Group AG (Life sciences tools & services)	40,841	28,947
	Partners Group Holding AG (Capital markets)	18,433	27,921
	Siegfried Holding AG (Life sciences tools & services)	6,047	5,670
*	SIG Combibloc Group AG (Containers & packaging)	277,302	7,535
	Sika AG (Chemicals)	106,091	34,685
*	Softwareone Holding AG (Electronic equipment, instruments & components)	137,061	3,237
	Straumann Holding AG (Health care equipment & supplies)	12,701	20,247
	Tecan Group AG (Life sciences tools & services)	12,736	6,310
	Temenos AG (Software)	44,952	7,220
	VAT Group AG (Machinery)	23,473	7,804
*	Zur Rose Group AG (Food & staples retailing)	9,415	3,607
			162,615

	Emerging Asia—23.3%
	China—12.9%
	A-Living Smart City Services Co., Ltd. (Commercial services & supplies)	1,194,250	5,945
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	1,185,612	13,024

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	AK Medical Holdings, Ltd. (Health care equipment & supplies)	750,000	$1,323
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	1,017,484	28,830
*	Alibaba Health Information Technology, Ltd. (Health care technology)	1,526,000	3,384
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	1,361,600	6,718
	Chacha Food Co., Ltd. Class “A” (Food products)	416,642	2,779
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	807,000	8,720
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	383,165	7,647
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	333,970	9,991
*	JD.com, Inc. Class “A” (Internet & direct marketing retail)	295,700	11,631
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	27,453	8,738
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,936,500	23,644
*	Meituan Class “B” (Internet & direct marketing retail)	322,700	13,317
*	NAURA Technology Group Co., Ltd. Class “A” (Semiconductors & semiconductor equipment)	158,913	6,822
	NetEase, Inc. (Entertainment)	661,325	14,982
*	Offcn Education Technology Co., Ltd. Class “A” (Diversified consumer services)	845,721	2,734
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,427,000	23,772
	Proya Cosmetics Co., Ltd. Class “A” (Personal products)	157,899	4,807
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class “A” (Health care equipment & supplies)	116,350	8,644
	Silergy Corporation (Semiconductors & semiconductor equipment)	32,000	4,353
*	TAL Education Group—ADR (Diversified consumer services)	170,416	4,300
	Tencent Holdings, Ltd. (Interactive Media & Services)	429,300	32,290
*	Tencent Music Entertainment Group—ADR (Entertainment)	221,496	3,429
*	Topchoice Medical Corporation Class “A” (Health care providers & services)	159,139	10,123
*	Venus MedTech Hangzhou, Inc. Class “H” (Health care equipment & supplies)	393,500	3,282
*	Weimob, Inc. (Software)	1,348,000	2,972
	WuXi AppTec Co., Ltd. Class “A” (Life sciences tools & services)	311,436	7,548
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	1,482,500	27,171
			302,920

See accompanying Notes to Financial Statements.

42	Semiannual Report	June 30, 2021

International Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—3.9%
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	766,384	$4,472
	Dr. Lal PathLabs, Ltd. (Health care providers & services)	142,034	6,262
	Havells India, Ltd. (Electrical equipment)	293,939	3,875
	HDFC Bank, Ltd. (Banks)	1,136,344	22,886
	Info Edge India, Ltd. (Interactive Media & Services)	63,087	4,184
*	InterGlobe Aviation, Ltd. (Airlines)	281,995	6,532
	Ipca Laboratories, Ltd. (Pharmaceuticals)	106,867	2,916
*	Pidilite Industries, Ltd. (Chemicals)	142,748	4,137
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	1,194,967	33,579
	Voltas, Ltd. (Construction & engineering)	246,034	3,379
			92,222
	Indonesia—1.0%
	Bank Central Asia Tbk PT (Banks)	11,549,100	23,994
	South Korea—1.3%
	Kakao Corporation (Interactive Media & Services)	123,548	17,882
	Samsung SDI Co., Ltd. (Electronic equipment,instruments & components)	19,596	12,146
			30,028
	Taiwan—3.2%
	Airtac International Group (Machinery)	125,000	4,823
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	59,000	2,848
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	139,000	4,585
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	737,000	25,446
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors &semiconductor equipment)	310,395	37,297
			74,999
	Thailand—1.0%
	Carabao Group PCL Class “F” (Beverages)	712,500	3,146
*	Sea, Ltd.—ADR (Entertainment)	73,887	20,289
			23,435

	United Kingdom—11.5%
	3i Group plc (Capital markets)	476,304	7,729
	Ashtead Group plc (Trading companies & distributors)	561,802	41,686
	Avast plc (Software)	1,188,280	8,051
	AVEVA Group plc (Software)	137,030	7,029
	Big Yellow Group plc (Equity REIT)	255,942	4,627
*	boohoo Group plc (Internet & direct marketing retail)	864,217	3,711
*	Ceres Power Holdings plc (Electrical equipment)	180,907	2,645
*	Compass Group plc (Hotels, restaurants & leisure)	1,209,212	25,458

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Croda International plc (Chemicals)	179,226	$18,267
*	CVS Group plc (Health care providers & services)	115,476	3,858
	Diploma plc (Trading companies & distributors)	127,849	5,136
	Experian plc (Professional services)	478,693	18,448
	Halma plc (Electronic equipment, instruments & components)	462,339	17,217
	Intermediate Capital Group plc (Capital markets)	368,581	10,829
	Intertek Group plc (Professional services)	110,867	8,481
	London Stock Exchange Group plc (Capital markets)	197,596	21,785
	Renishaw plc (Electronic equipment, instruments & components)	54,628	3,722
	Rentokil Initial plc (Commercial services & supplies)	1,837,201	12,580
	Rotork plc (Machinery)	1,823,991	8,589
	Segro plc (Equity REIT)	933,118	14,128
	Softcat plc (IT services)	186,480	4,581
	Spirax-Sarco Engineering plc (Machinery)	83,523	15,730
*	Trainline plc (Hotels, restaurants & leisure)	702,877	2,855
*	Trustpilot Group plc (Interactive Media & Services)	775,505	3,662
			270,804

	Japan—9.2%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	254,500	6,084
*	BASE, Inc. (IT services)	236,800	3,600
	Benefit One, Inc. (Professional services)	172,400	5,424
*	Bengo4.com, Inc. (Interactive Media & Services)	29,900	2,616
	Daikin Industries, Ltd. (Building products)	110,400	20,560
	Disco Corporation (Semiconductors & semiconductor equipment)	10,900	3,331
	Food & Life Cos., Ltd. (Hotels, restaurants & leisure)	131,400	5,671
	GMO Payment Gateway, Inc. (IT services)	44,000	5,731
	Harmonic Drive Systems, Inc. (Machinery)	73,100	4,027
	Hoya Corporation (Health care equipment & supplies)	121,700	16,136
	Keyence Corporation (Electronic equipment, instruments & components)	47,600	24,024
	M3, Inc. (Health care technology)	183,900	13,430
	MISUMI Group, Inc. (Machinery)	187,300	6,339
	MonotaRO Co., Ltd. (Trading companies & distributors)	335,400	7,940
	Nihon M&A Center, Inc. (Professional services)	381,300	9,888

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	43

International Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Olympus Corporation (Health care equipment & supplies)	848,300	$16,860
	Omron Corporation (Electronic equipment, instruments & components)	205,500	16,296
	Rakus Co., Ltd. (Software)	195,200	5,333
*	SHIFT, Inc. (IT services)	29,100	4,508
	SMC Corporation (Machinery)	43,400	25,647
	TechnoPro Holdings, Inc. (Professional services)	228,900	5,415
	TIS, Inc. (IT services)	312,600	7,983
			216,843

	Asia—3.3%
	Australia—1.5%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	405,474	13,103
*	Atlassian Corporation plc Class “A” (Software)†	57,763	14,837
	Netwealth Group, Ltd. (Capital markets)	297,447	3,826
	Pro Medicus, Ltd. (Health care technology)	98,105	4,320
			36,086
	Hong Kong—1.8%
	AIA Group, Ltd. (Insurance)	3,288,600	40,873

	Canada—3.0%
*	Canada Goose Holdings, Inc. (Textiles, apparel & luxury goods)	145,671	6,372
	Canadian National Railway Co. (Road & rail)	327,347	34,538
	Enghouse Systems, Ltd. (Software)	59,565	2,652
*	Kinaxis, Inc. (Software)	30,998	4,078
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	49,944	18,228
*	Nuvei Corporation (IT services)	15,130	1,238
	Toromont Industries, Ltd. (Trading companies & distributors)	45,102	3,930
			71,036

	Emerging Latin America—2.3%
	Argentina—0.8%
*	Globant S.A. (IT services)†	27,916	6,118
*	MercadoLibre, Inc. (Internet & direct marketing retail)	8,971	13,975
			20,093
	Brazil—1.2%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	2,327,700	7,872
	Locaweb Servicos de Internet S.A. (IT services)	1,489,293	8,103
	Magazine Luiza S.A. (Multiline retail)	1,727,100	7,344
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	330,200	5,638
			28,957
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—0.2%
*	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	23,134	$4,277
	Uruguay—0.1%
*	Dlocal, Ltd. (IT services)†	33,408	1,755

	Emerging Europe—1.0%
	Poland—0.5%
*	Allegro.eu S.A. (Internet & direct marketing retail)	408,173	7,025
*	InPost S.A. (Air freight & logistics)	247,897	4,975
			12,000
	Russia—0.5%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	164,137	11,612
	Total Common Stocks—99.0% (cost $1,340,147)		2,329,153

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $14,005, collateralized by U.S. Treasury Bond, 1.875%,due 2/15/41, valued at $14,285	$14,005	14,005
	Total Repurchase Agreement—0.6% (cost $14,005)		14,005
	Total Investments—99.6% (cost $1,354,152)		2,343,158
	Cash and other assets, less liabilities—0.4%		9,372
	Net assets—100.0%		$2,352,530

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

44	Semiannual Report	June 30, 2021

International Growth Fund

Portfolio of Investments, June 30, 2021 (unaudited)

At June 30, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	26.5%
Information Technology	20.5%
Consumer Discretionary	14.6%
Health Care	13.9%
Financials	8.6%
Communication Services	5.0%
Materials	3.0%
Energy	2.6%
Consumer Staples	2.6%
Real Estate	1.6%
Utilities	1.1%
Total	100.0%

At June 30, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	25.7%
British Pound Sterling	11.6%
Hong Kong Dollar	10.4%
Japanese Yen	9.3%
U.S. Dollar	8.5%
Swiss Franc	7.0%
Swedish Krona	6.2%
Danish Krone	4.1%
Indian Rupee	4.0%
Chinese Yuan Renminbi	3.9%
Canadian Dollar	2.0%
New Taiwan Dollar	1.8%
South Korean Won	1.3%
Brazilian Real	1.2%
Indonesian Rupiah	1.0%
All Other Currencies	2.0%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	45

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair Institutional International Growth Fund posted a 8.49% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 9.58%.

Six-month underperformance versus the Index was primarily driven by negative stock selection across most sectors. Stock selection within the Financials sector was particularly weak, as Ping An Insurance and Bank Central Asia weighed on relative performance in the period.

Ping An is the largest insurance company by market cap globally and the leading life insurance in what we expect will be the largest market (by size and growth) for life insurance over the next decade. Although Ping An remains firmly in the expanding growth phase of its corporate lifecycle, its breadth of services propels it into a different category, and closer to becoming a dominant technology-powered retail financial services group. It has developed a broad ecosystem comprising over 6oo million internet users and over 220 million retail customers. Ping An continues to improve its cross-sell of products from other parts of the group, which increases income without incurring the cost of acquiring new clients. While recent results have been below average due to COVID-19, we believe it will revert to its previous growth trajectory as the economy recovers.

Partially offsetting these effects was positive stock selection within the Health Care and Communication Services sectors. Within Health Care, Wuxi Biologics and Lonza added to relative returns. Wuxi Biologics is a contract development and manufacturing organization (CDMO) that offers a full range of research and manufacturing services for biologic drugs. The services are designed to help clients improve research and development efficiency, shorten development timelines and lower costs. Importantly, Wuxi is the only company offering comprehensive CDMO services for biologics in China. As a result, Wuxi is the domestic market leader with approximately 50% market share. Supporting Wuxi’s growth profile is strong demand for biologics outsourcing services worldwide. We believe Wuxi’s strong execution and favorable market dynamics will generate strong earnings growth for the foreseeable future. Lonza is a leader in custom manufacturing of biopharmaceuticals and specialty ingredients. Lonza offers highly visible growth and given the strong market demand for outsourced biopharma production and related services, we remain confident it can deliver on growth in the future.

Within Communication Services, Kakao boosted relative returns. Kakao is a South Korean online platform. It operates KakaoTalk, the largest mobile messaging app, and Daum, the second largest web portal. Other businesses include ride-hailing, music streaming, and financial services businesses with Kakao Pay and Kakao Bank. We believe Kakao will sustain its position as one of the most dominant tech companies in South Korea, given the strong market position, management execution, business development, and potential to drive synergies and capture sustained value around its various platform, content, and new businesses.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 29.

46	Semiannual Report	June 30, 2021

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021
	Year to Date	1 Year	3 Year	5 Year	10 Year
Institutional International Growth Fund	8.49%	42.73%	16.36%	15.24%	9.06%
MSCI ACW Ex-U.S. IMI (net)	9.58	37.18	9.42	11.20	5.65

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2021	William Blair Funds	47

Institutional International Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—45.3%
	Belgium—0.3%
	Warehouses De Pauw CVA (Equity REIT)	93,950	$3,587
	Denmark—4.1%
	Chr Hansen Holding A/S (Chemicals)	37,641	3,397
	Coloplast A/S Class “B” (Health care equipment & supplies)	32,790	5,380
	DSV PANALPINA A/S (Air freight & logistics)	100,745	23,495
*	Genmab A/S (Biotechnology)	20,708	8,473
	Netcompany Group A/S (Software)	28,737	3,265
	Orsted A/S (Electric utilities)	47,343	6,643
	Royal Unibrew A/S (Beverages)	21,776	2,774
			53,427
	Finland—0.9%
	Neste Oyj (Oil, gas & consumable fuels)	197,740	12,108
	France—10.4%
*	Airbus SE (Aerospace & defense)	172,817	22,221
	Dassault Systemes SE (Software)	43,297	10,499
	Hermes International (Textiles, apparel & luxury goods)	4,524	6,590
	Kering S.A. (Textiles, apparel & luxury goods)	20,286	17,728
	L’Oreal S.A. (Personal products)	30,286	13,496
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	27,872	21,855
	Safran S.A. (Aerospace & defense)	106,101	14,710
	Sartorius Stedim Biotech (Life sciences tools & services)	19,056	9,013
	Teleperformance (Professional services)	40,442	16,415
*	Worldline S.A. (IT services)	55,808	5,224
			137,751
	Germany—5.9%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	31,005	5,991
	CompuGroup Medical SE & Co. KgaA (Health care technology)	32,662	2,558
*	CTS Eventim AG & Co. KGaA (Entertainment)	53,404	3,337
*	HelloFresh SE (Internet & direct marketing retail)	77,872	7,570
*	Hypoport SE (Diversified financial services)	3,624	1,873
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	326,910	13,110
	KION Group AG (Machinery)	47,693	5,083
	MTU Aero Engines AG (Aerospace & defense)	69,438	17,200
	Nemetschek SE (Software)	27,739	2,122
	Puma SE (Textiles, apparel & luxury goods)	83,100	9,908
*	TeamViewer AG (Software)	56,435	2,123
	Vonovia SE (Real estate management & development)	104,344	6,745
			77,620

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Ireland—2.1%
*	ICON plc (Life sciences tools &services)†	44,981	$9,298
	Kingspan Group plc (Building products)	99,362	9,383
*	Ryanair Holdings plc—ADR (Airlines)	84,288	9,121
			27,802
	Israel—1.0%
*	Inmode, Ltd. (Health care equipment & supplies)†	28,864	2,733
*	Nice, Ltd.—ADR (Software)	11,129	2,754
*	Wix.com, Ltd. (IT services)†	26,314	7,638
			13,125
	Italy—0.7%
	Amplifon SpA (Health care providers & services)	70,532	3,482
*	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	41,468	2,425
	Moncler SpA (Textiles, apparel & luxury goods)	50,576	3,422
			9,329
	Luxembourg—0.9%
*	Eurofins Scientific SE (Life sciences tools & services)	77,841	8,898
	Tenaris S.A. (Energy equipment & services)	272,119	2,966
			11,864
	Netherlands—3.7%
*	Adyen N.V. (IT services)	5,767	14,090
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	37,646	25,864
	BE Semiconductor Industries N.V. (Semiconductors & semiconductor equipment)	25,251	2,142
	Euronext N.V. (Capital markets)	31,957	3,475
	IMCD N.V. (Trading companies & distributors)	22,082	3,511
			49,082
	Norway—0.7%
*	Pexip Holding ASA (Software)	151,666	1,355
	Scatec ASA (Independent power &renewable electricity producers)	74,415	1,970
	TOMRA Systems ASA (Commercial services & supplies)	99,665	5,498
			8,823
	Spain—1.6%
*	Amadeus IT Group S.A. (IT services)	223,619	15,729
	EDP Renovaveis S.A. (Independent power & renewable electricity producers)	199,760	4,628
*	Solaria Energia y Medio Ambiente S.A. (Independent power & renewable electricity producers)	78,273	1,415
			21,772

See accompanying Notes to Financial Statements.

48	Semiannual Report	June 30, 2021

Institutional International Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—6.1%
	AddTech AB Class “B” (Trading companies & distributors)	124,344	$2,063
	Atlas Copco AB Class “A” (Machinery)	360,692	22,085
	Beijer Ref AB (Trading companies & distributors)	183,269	3,266
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	68,184	10,775
	Hexagon AB Class “B” (Electronic equipment, instruments &components)	998,618	14,796
	Indutrade AB (Machinery)	198,749	5,086
	Investment AB Latour Class “B” (Industrial conglomerates)	122,022	4,004
	Lifco AB Class “B” (Industrial conglomerates)	155,945	3,644
	Nibe Industrier AB Class “B” (Building products)	492,272	5,178
	Nolato AB Class “B” (Industrial conglomerates)	273,996	2,696
	Sweco AB Class “B” (Construction & engineering)	123,702	2,250
	Thule Group AB (Leisure products)	55,086	2,442
	Vitrolife AB (Biotechnology)	50,783	2,110
			80,395
	Switzerland—6.9%
	Belimo Holding AG (Building products)	5,225	2,389
	Logitech International S.A. (Technology hardware, storage & peripherals)	23,895	2,895
	Lonza Group AG (Life sciences tools & services)	22,877	16,215
	Partners Group Holding AG (Capital markets)	10,325	15,640
	Siegfried Holding AG (Life sciences tools & services)*	3,387	3,176
	SIG Combibloc Group AG (Containers & packaging)*	155,326	4,220
	Sika AG (Chemicals)	59,372	19,411
	Softwareone Holding AG (Electronic equipment, instruments & components)*	76,773	1,813
	Straumann Holding AG (Health care equipment & supplies)	7,114	11,341
	Tecan Group AG (Life sciences tools & services)	7,134	3,534
	Temenos AG (Software)	25,179	4,044
	VAT Group AG (Machinery)	13,148	4,371
*	Zur Rose Group AG (Food & staples retailing)	5,273	2,020
			91,069

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—23.3%
	China—12.9%
	A-Living Smart City Services Co., Ltd. (Commercial services & supplies)	670,250	$3,336
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	660,127	7,252
	AK Medical Holdings, Ltd. (Health care equipment & supplies)	422,000	745
*	Alibaba Group Holding, Ltd. (Internet &direct marketing retail)	570,000	16,151
*	Alibaba Health Information Technology, Ltd. (Health care technology)	854,000	1,894
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	762,700	3,763
	Chacha Food Co., Ltd. Class “A” (Food products)	233,400	1,557
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	452,000	4,884
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	214,612	4,283
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	187,100	5,597
*	JD.com, Inc. Class “A” (Internet & direct marketing retail)	165,650	6,516
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	15,317	4,875
	Li Ning Co., Ltd. (Textiles, apparel &luxury goods)	1,084,500	13,241
*	Meituan Class “B” (Internet & direct marketing retail)	180,700	7,457
	NAURA Technology Group Co., Ltd. Class “A” (Semiconductors & semiconductor equipment)*	89,000	3,821
	NetEase, Inc. (Entertainment)	370,400	8,391
	Offcn Education Technology Co., Ltd. Class “A” (Diversified consumer services)	473,700	1,532
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,359,500	13,316
	Proya Cosmetics Co., Ltd. Class “A” (Personal products)	88,500	2,694
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class “A” (Health care equipment & supplies)	65,200	4,844
	Silergy Corporation (Semiconductors & semiconductor equipment)	18,000	2,448
*	TAL Education Group—ADR (Diversified consumer services)	95,456	2,408
	Tencent Holdings, Ltd. (Interactive Media & Services)	240,500	18,089
*	Tencent Music Entertainment Group—ADR (Entertainment)	124,068	1,921
*	Topchoice Medical Corporation Class “A” (Health care providers & services)	89,200	5,674

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	49

Institutional International Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
*	Venus MedTech Hangzhou, Inc. Class “H” (Health care equipment & supplies)	220,500	$1,839
*	Weimob, Inc. (Software)	755,000	1,665
	WuXi AppTec Co., Ltd. Class “A” (Life sciences tools & services)	174,456	4,228
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	830,500	15,221
			169,642
	India—3.9%
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	429,278	2,505
	Dr. Lal PathLabs, Ltd. (Health care providers & services)	79,558	3,507
	Havells India, Ltd. (Electrical equipment)	164,645	2,171
	HDFC Bank, Ltd. (Banks)	636,506	12,819
	Info Edge India, Ltd. (Interactive Media & Services)	35,337	2,344
*	InterGlobe Aviation, Ltd. (Airlines)	157,955	3,659
	Ipca Laboratories, Ltd. (Pharmaceuticals)	59,860	1,633
*	Pidilite Industries, Ltd. (Chemicals)	79,958	2,318
	Reliance Industries, Ltd. (Oil, gas &consumable fuels)	669,208	18,806
	Voltas, Ltd. (Construction & engineering)	138,355	1,900
			51,662
	Indonesia—1.0%
	Bank Central Asia Tbk PT (Banks)	6,469,106	13,440
	South Korea—1.3%
	Kakao Corporation (Interactive Media & Services)	69,204	10,017
	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	10,976	6,803
			16,820
	Taiwan—3.2%
	Airtac International Group (Machinery)	70,000	2,701
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	33,000	1,593
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	78,000	2,573
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	413,000	14,259
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	173,863	20,891
			42,017
	Thailand—1.0%
	Carabao Group PCL Class “F” (Beverages)	399,100	1,762
*	Sea, Ltd.—ADR (Entertainment)	41,387	11,365
			13,127

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—11.5%
	3i Group plc (Capital markets)	266,795	$4,329
	Ashtead Group plc (Trading companies & distributors)	314,685	23,350
	Avast plc (Software)	665,597	4,510
	AVEVA Group plc (Software)	76,755	3,937
	Big Yellow Group plc (Equity REIT)	143,362	2,592
*	boohoo Group plc (Internet & direct marketing retail)	484,078	2,079
*	Ceres Power Holdings plc (Electrical equipment)	101,332	1,482
*	Compass Group plc (Hotels, restaurants & leisure)	677,322	14,260
	Croda International plc (Chemicals)	100,391	10,232
*	CVS Group plc (Health care providers & services)	64,610	2,158
	Diploma plc (Trading companies & distributors)	71,613	2,877
	Experian plc (Professional services)	268,132	10,333
	Halma plc (Electronic equipment, instruments & components)	258,972	9,644
	Intermediate Capital Group plc (Capital markets)	206,455	6,066
	Intertek Group plc (Professional services)	62,101	4,751
	London Stock Exchange Group plc (Capital markets)	110,680	12,202
	Renishaw plc (Electronic equipment, instruments & components)	30,599	2,085
	Rentokil Initial plc (Commercial services & supplies)	1,029,080	7,046
	Rotork plc (Machinery)	1,021,681	4,811
	Segro plc (Equity REIT)	522,672	7,913
	Softcat plc (IT services)	104,454	2,566
	Spirax-Sarco Engineering plc (Machinery)	46,784	8,811
*	Trainline plc (Hotels, restaurants & leisure)	393,706	1,599
*	Trustpilot Group plc (Interactive Media & Services)	434,387	2,051
			151,684

	Japan—9.2%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	142,500	3,407
*	BASE, Inc. (IT services)	132,700	2,017
	Benefit One, Inc. (Professional services)	96,600	3,039
*	Bengo4.com, Inc. (Interactive Media & Services)	16,900	1,479
	Daikin Industries, Ltd. (Building products)	61,800	11,509
	Disco Corporation (Semiconductors & semiconductor equipment)	6,100	1,864
	Food & Life Cos., Ltd. (Hotels, restaurants & leisure)	73,600	3,177
	GMO Payment Gateway, Inc. (IT services)	24,600	3,204

See accompanying Notes to Financial Statements.

50	Semiannual Report	June 30, 2021

Institutional International Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Harmonic Drive Systems, Inc. (Machinery)	41,000	$2,259
	Hoya Corporation (Health care equipment & supplies)	68,200	9,043
	Keyence Corporation (Electronic equipment, instruments & components)	26,600	13,425
	M3, Inc. (Health care technology)	103,000	7,522
	MISUMI Group, Inc. (Machinery)	104,900	3,550
	MonotaRO Co., Ltd. (Trading companies & distributors)	187,800	4,446
	Nihon M&A Center, Inc. (Professional services)	213,600	5,539
	Olympus Corporation (Health care equipment & supplies)	475,200	9,444
	Omron Corporation (Electronic equipment, instruments & components)	115,100	9,128
	Rakus Co., Ltd. (Software)	109,400	2,989
*	SHIFT, Inc. (IT services)	16,300	2,525
	SMC Corporation (Machinery)	24,300	14,360
	TechnoPro Holdings, Inc. (Professional services)	128,100	3,030
	TIS, Inc. (IT services)	175,100	4,471
			121,427
	Asia—3.3%
	Australia—1.5%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	227,120	7,339
*	Atlassian Corporation plc Class “A” (Software)†	32,355	8,311
	Netwealth Group, Ltd. (Capital markets)	166,610	2,143
	Pro Medicus, Ltd. (Health care technology)	54,952	2,420
			20,213
	Hong Kong—1.8%
	AIA Group, Ltd. (Insurance)	1,842,063	22,895

	Canada—3.0%
*	Canada Goose Holdings, Inc. (Textiles, apparel & luxury goods)†	81,595	3,569
	Canadian National Railway Co. (Road & rail)	183,359	19,346
	Enghouse Systems, Ltd. (Software)	33,590	1,496
*	Kinaxis, Inc. (Software)	17,363	2,284
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	27,976	10,210
*	Nuvei Corporation (IT services)	8,467	693
	Toromont Industries, Ltd. (Trading companies & distributors)	25,263	2,201
			39,799
	Issuer	Share or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Latin America—2.3%
	Argentina—0.8%
*	Globant S.A. (IT services)†	15,637	$3,427
*	MercadoLibre, Inc. (Internet & direct marketing retail)	5,025	7,828
			11,255
	Brazil—1.2%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	1,303,800	4,409
	Locaweb Servicos de Internet S.A. (IT services)	834,186	4,538
	Magazine Luiza S.A. (Multiline retail)	967,400	4,114
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	185,000	3,159
			16,220
	Mexico—0.2%
*	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	12,958	2,396
	Uruguay—0.1%
	*Dlocal, Ltd. (IT services)†	18,633	979

	Emerging Europe—1.0%
	Poland—0.5%
*	Allegro.eu S.A. (Internet & direct marketing retail)	228,632	3,934
*	InPost S.A. (Air freight & logistics)	138,856	2,787
			6,721
	Russia—0.5%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	91,939	6,505
	Total Common Stocks—98.9% (cost $746,376)		1,304,556

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $7,763, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $7,918	$7,763	7,763
	Total Repurchase Agreement—0.6% (cost $7,763)		7,763
	Total Investments—99.5% (cost $754,139)		1,312,319
	Cash and other assets, less liabilities—0.5%		6,488
	Net assets—100.0%		$1,318,807

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	51

Institutional International Growth Fund

Portfolio of Investments, June 30, 2021 (unaudited)

At June 30, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	26.5%
Information Technology	20.5%
Consumer Discretionary	14.6%
Health Care	13.9%
Financials	8.6%
Communication Services	5.0%
Materials	3.0%
Energy	2.6%
Consumer Staples	2.6%
Real Estate	1.6%
Utilities	1.1%
Total	100.0%

At June 30, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	25.7%
British Pound Sterling	11.6%
Hong Kong Dollar	10.4%
Japanese Yen	9.3%
U.S. Dollar	8.5%
Swiss Franc	7.0%
Swedish Krona	6.2%
Danish Krone	4.1%
Indian Rupee	4.0%
Chinese Yuan Renminbi	3.8%
Canadian Dollar	2.0%
New Taiwan Dollar	1.8%
South Korean Won	1.3%
Brazilian Real	1.3%
Indonesian Rupiah	1.0%
All Other Currencies	2.0%
Total	100.0%

See accompanying Notes to Financial Statements.

52	Semiannual Report	June 30, 2021

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Andrew G. Flynn, CFA D.J. Neiman, CFA

The William Blair International Small Cap Growth Fund (Class N shares) posted a 7.28% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), increased 12.24%.

Underperformance for the six-month period was driven primarily by stock selection within the Industrials and Information Technology sectors, which had been the strongest contributors in 2020. Within Industrials, Japanese automation company Harmonic Drive Systems was the largest detractor. Harmonic Drive dominates its niche in small speed reducers (80% market share), resulting in consistently high profitability and returns. Long running relationships with robot original equipment manufacturers, technical advantages for a high cost of failure product, and scale are competitive advantages. The share price weakened during the period despite a strong recovery in orders (+63% year over year for the company’s fiscal fourth quarter), and management’s increased operating income guidance for the 2022 fiscal year which exceeded consensus estimates.

Within the Information Technology sector, Japanese holdings Nihon Unisys and Hennge KK were the largest detractors. Nihon Unisys is a traditional IT services vendor based in Japan. The company still has a large part of its business in traditional IT services, but it has focused more on building standardized products that it can deliver to multiple clients, improving operating margins and creating more stable revenues. Negative revenue growth during the fourth quarter was driven by system services declining due to low demand for legacy system development projects. Smaller projects continued to be pushed-out by customers due to the COVID-19 pandemic, while operating expenses related to order activities stayed high, driving a decline in earnings before interest and taxes.

These negative effects were partially mitigated by positive stock selection within the Health Care and Real Estate sectors. Within Health Care, Australia-based Pro Medicus was the top contributor during the period. We believe that the company has developed a best-of-breed software solution for medical imaging. Through its proprietary streaming architecture, its platform has evolved to become the market leader in viewer speed, implementation speed, clinical efficiency, and cost benefits.

Real Estate sector performance was bolstered by real estate investment trust holding Safestore, one of the leading self-storage companies in the UK, with operations in both the UK and Paris. Within Real Estate, the self-storage category has been resilient amid the COVID-19 pandemic, and Safestore’s share price was supported by a strong second quarter trading update amid robust occupancy levels and an increase in the development pipeline.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 29.

June 30, 2021	William Blair Funds	53

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	7.28%	42.47%	13.37%	12.93%	8.38%
Class I	7.42	42.79	13.66	13.25	8.69
Class R6	7.49	42.98	13.79	13.37	8.85
MSCI ACW Ex-U.S. Small Cap Index (net)	12.24	47.04	9.78	11.97	7.02

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

54	Semiannual Report	June 30, 2021

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—38.5%
	Belgium—1.9%
	Melexis N.V. (Semiconductors & semiconductor equipment)	39,897	$4,142
	Warehouses De Pauw CVA (Equity REIT)	77,877	2,974
			7,116
	Denmark—0.7%
	Netcompany Group A/S (Software)	22,112	2,512
	Finland—0.8%
*	Musti Group Oyj (Specialty retail)	81,284	3,009
	Germany—4.2%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	16,984	3,282
	CompuGroup Medical SE & Co. KgaA (Health care technology)	34,729	2,720
*	CTS Eventim AG & Co. KGaA (Entertainment)	36,420	2,276
*	Hypoport SE (Diversified financial services)	7,211	3,728
*	Westwing Group AG (Internet & direct marketing retail)	60,085	3,287
			15,293
	Israel—1.8%
*	Inmode, Ltd. (Health care equipment & supplies)†	56,007	5,303
*	NEOGAMES S.A. (Hotels, restaurants & leisure)†	20,863	1,282
			6,585
	Italy—2.8%
	Amplifon SpA (Health care providers & services)	125,374	6,190
*	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	37,631	2,201
	Carel Industries SpA (Electronic equipment, instruments & components)	83,043	1,994
			10,385
	Netherlands—0.5%
	BE Semiconductor Industries N.V. (Semiconductors & semiconductor equipment)	22,400	1,900
	Norway—1.5%
*	Pexip Holding ASA (Software)	203,240	1,815
	TOMRA Systems ASA (Commercial services & supplies)	70,326	3,880
			5,695
	Spain—2.1%
	EDP Renovaveis S.A. (Independent power & renewable electricity producers)	214,671	4,974
*	Solaria Energia y Medio Ambiente S.A. (Independent power & renewable electricity producers)	144,613	2,613
			7,587

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—16.7%
	AddTech AB Class “B” (Trading companies & distributors)	318,627	$5,287
	Arjo AB Class “B” (Health care equipment & supplies)	516,904	5,327
	Beijer Ref AB (Trading companies & distributors)	402,735	7,177
	Biotage AB (Life sciences tools & services)	113,910	2,697
*	Hemnet Group AB (Interactive Media & Services)	54,858	1,234
	Indutrade AB (Machinery)	97,042	2,483
	Investment AB Latour Class “B” (Industrial conglomerates)	199,103	6,533
	Lagercrantz Group AB (Electronic equipment, instruments & components)	86,095	937
	Lifco AB Class “B” (Industrial conglomerates)	245,505	5,737
	MIPS AB (Leisure products)	81,444	7,004
	Nolato AB Class “B” (Industrial conglomerates)	430,560	4,236
	Paradox Interactive AB (Entertainment)	60,432	1,271
*	Sdiptech AB (Commercial services & supplies)	53,161	2,711
	Sweco AB Class “B” (Construction & engineering)	188,210	3,424
	Vitrolife AB (Biotechnology)	129,358	5,375
			61,433
	Switzerland—5.5%
	Belimo Holding AG (Building products)	7,060	3,228
	Kardex Holding AG (Machinery)	15,183	3,512
*	Siegfried Holding AG (Life sciences tools & services)	4,440	4,163
*	Softwareone Holding AG (Electronic equipment, instruments & components)	144,672	3,416
	Tecan Group AG (Life sciences tools & services)	4,205	2,083
*	Zur Rose Group AG (Food & staples retailing)	9,668	3,704
			20,106

	Emerging Asia—18.0%
	Cambodia—0.9%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	3,290,000	3,174
	China—5.9%
	A-Living Smart City Services Co., Ltd. (Commercial services & supplies)	675,750	3,364
	AK Medical Holdings, Ltd. (Health care equipment & supplies)	1,552,000	2,738
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	1,026,890	5,067
	Chacha Food Co., Ltd. Class “A” (Food products)	346,400	2,311

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	55

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Changzhou Xingyu Automotive Lighting Systems Co., Ltd. Class “A” (Auto components)	51,962	$1,815
*	iClick Interactive Asia Group, Ltd.—ADR (Media)	63,987	706
	Proya Cosmetics Co., Ltd. Class “A” (Personal products)	88,744	2,702
*	Venus MedTech Hangzhou, Inc. Class “H” (Health care equipment & supplies)	359,500	2,998
			21,701
	India—6.4%
*	Aavas Financiers, Ltd. (Thrifts & mortgage finance)	53,092	1,906
*	Affle India, Ltd. (Media)	18,917	1,095
*	AU Small Finance Bank, Ltd. (Banks)	361,548	5,056
*	IndiaMart InterMesh, Ltd. (Trading companies & distributors)	17,990	1,694
	Info Edge India, Ltd. (Interactive Media & Services)	42,809	2,839
	Ipca Laboratories, Ltd. (Pharmaceuticals)	140,634	3,837
*	Motherson Sumi Systems, Ltd. (Auto components)	2,167,643	7,071
			23,498
	Indonesia—0.3%
	Ace Hardware Indonesia Tbk PT (Specialty retail)	14,560,400	1,255
	Malaysia—0.2%
	MR DIY Group M Bhd (Specialty retail)	829,400	717
	South Korea—0.9%
	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	155,575	3,288
	Taiwan—3.4%
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	35,000	2,525
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	84,000	2,771
	momo.com, Inc. (Internet & direct marketing retail)	45,000	3,044
	Voltronic Power Technology Corporation (Electrical equipment)	85,451	4,125
			12,465

	Japan—15.3%
*	BASE, Inc. (IT services)	222,000	3,375
	BayCurrent Consulting, Inc. (Professional services)	19,900	7,147
	Benefit One, Inc. (Professional services)	177,600	5,587
*	Bengo4.com, Inc. (Interactive Media & Services)	35,000	3,062
	Food & Life Cos., Ltd. (Hotels, restaurants & leisure)	129,400	5,585
	GMO Payment Gateway, Inc. (IT services)	17,400	2,266
	Harmonic Drive Systems, Inc. (Machinery)	56,800	3,129

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
*	Hennge KK (IT services)	33,200	$1,137
	Japan Elevator Service Holdings Co., Ltd. (Commercial services & supplies)	140,700	3,270
	JINS Holdings, Inc. (Specialty retail)	65,900	5,048
	Rakus Co., Ltd. (Software)	196,100	5,357
*	SHIFT, Inc. (IT services)	19,000	2,944
	SMS Co., Ltd. (Professional services)	136,500	4,086
	TechnoPro Holdings, Inc. (Professional services)	187,500	4,436
			56,429

	United Kingdom—11.6%
	AVEVA Group plc (Software)	34,987	1,795
*	Beazley plc (Insurance)	525,433	2,416
*	boohoo Group plc (Internet & direct marketing retail)	852,300	3,660
	Burford Capital, Ltd. (Diversified financial services)	189,113	1,946
*	Ceres Power Holdings plc (Electrical equipment)	36,688	537
*	CVS Group plc (Health care providers & services)	49,337	1,648
	Diploma plc (Trading companies & distributors)	85,899	3,451
	dotdigital group plc (Software)	554,606	1,772
	IntegraFin Holdings plc (Capital markets)	476,338	3,393
*	Moonpig Group plc (Internet & direct marketing retail)	134,701	799
	Renishaw plc (Electronic equipment, instruments & components)	37,466	2,553
	Rotork plc (Machinery)	764,677	3,601
	Safestore Holdings plc (Equity REIT)	474,956	6,222
	Softcat plc (IT services)	203,902	5,009
*	Trainline plc (Hotels, restaurants & leisure)	531,151	2,157
*	Trustpilot Group plc (Interactive Media & Services)	406,859	1,921
			42,880

	Emerging Latin America—3.9%
	Brazil—2.3%
	Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	201,900	3,836
	Locaweb Servicos de Internet S.A. (IT services)	312,700	1,701
	Pet Center Comercio e Participacoes S.A. (Specialty retail)	557,800	2,889
			8,426
	Mexico—1.6%
*	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	893,400	5,852

See accompanying Notes to Financial Statements.

56	Semiannual Report	June 30, 2021

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Share or Principal Amount	Value

	Common Stocks—(continued)

	Canada—3.2%
*	Canada Goose Holdings, Inc. (Textiles, apparel & luxury goods)†	47,620	$2,083
	Enghouse Systems, Ltd. (Software)	67,474	3,004
*	Kinaxis, Inc. (Software)	29,380	3,865
	Toromont Industries, Ltd. (Trading companies & distributors)	32,515	2,833
			11,785

	Asia—2.8%
	Australia—2.2%
*	Nanosonics, Ltd. (Health care equipment & supplies)	397,052	1,748
	Netwealth Group, Ltd. (Capital markets)	150,464	1,935
	Pro Medicus, Ltd. (Health care technology)	96,971	4,271
			7,954
	New Zealand—0.6%
	Ryman Healthcare, Ltd. (Health care providers & services)	258,029	2,368

	Mid-East, Africa—1.8%
	South Africa—0.9%
	Clicks Group, Ltd. (Food & staples retailing)	197,447	3,397
	United Arab Emirates—0.9%
*	Network International Holdings plc (IT services)	650,987	3,292
	Total Common Stocks—95.1% (cost $267,772)		350,102

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $7,595, collateralized by U.S. Treasury Bond, 1.875% due 2/15/41, valued at $7,746	$7,595	7,595
	Total Repurchase Agreement—2.1% (cost $7,595)		7,595
	Total Investments—97.2% (cost $275,367)		357,697
	Cash and other assets, less liabilities—2.8%		10,243
	Net assets—100.0%		$367,940

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	31.0%
Information Technology	17.5%
Consumer Discretionary	17.1%
Health Care	16.2%
Financials	5.8%
Communication Services	4.1%
Consumer Staples	3.5%
Real Estate	2.6%
Utilities	2.2%
Total	100.0%

At June 30, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Swedish Krona	17.5%
Japanese Yen	16.1%
British Pound Sterling	13.2%
Euro	12.9%
Indian Rupee	6.7%
Swiss Franc	5.7%
New Taiwan Dollar	3.6%
Hong Kong Dollar	3.5%
Chinese Yuan Renminbi	3.4%
Canadian Dollar	2.8%
U.S. Dollar	2.7%
Brazilian Real	2.4%
Australian Dollar	2.3%
Mexican Peso	1.7%
Norwegian Krone	1.6%
All Other Currencies	3.9%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	57

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA John C. Murphy, CFA

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 3.70% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”) increased 7.45%.

Six-month underperformance versus the Index was driven by a combination of allocation and stock selection effects. An underweight allocation to Materials, coupled with weak stock selection within the Financials and Consumer Discretionary sectors weighed on relative returns. Within the Financials sector, Ping An Insurance Group detracted from relative results. The stock declined on continued weakness in their value of new business (VNB), compounded by ongoing restructuring of their Life business. This was further impacted by credit losses because of the default of China Fortune Land Development. Credicorp of Peru also weighed on relative results amid uncertainty regarding Presidential elections in Peru. Midea Group hurt relative performance in the Consumer Discretionary sector. The stock price declined due to increased profit margin pressure on the back of soaring raw material prices and the slow uptick in demand amid relatively cool summer weather.

Partially offsetting these effects was positive stock selection within the Communication Services and Materials sectors. Within Communication Services, Kakao Corp. and Sea Ltd. bolstered relative results amid continued strong business trends. UPL Ltd., the Indian agrochemical company, outperformed within the Materials sector amid robust volume growth, favorable agriculture commodity prices and an encouraging growth outlook. We believe that the company continues to gain market share amid increased product innovation and strong execution.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 29.

58	Semiannual Report	June 30, 2021

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	3.70%	38.11%	14.30%	13.84%	5.55%
Class I	3.84	38.33	14.59	14.14	5.85
Class R6	3.92	38.42	14.64	14.19	5.93
MSCI Emerging Markets Index (net)	7.45	40.90	11.27	13.03	4.28

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2021	William Blair Funds	59

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—76.3%
	China—34.6%
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	314,686	$3,457
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	808,628	22,912
	China Tourism Group Duty Free Corporation, Ltd. Class “A” (Specialty retail)	116,856	5,427
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	144,500	2,884
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	14,659	4,666
	Midea Group Co., Ltd. Class “A” (Household durables)	505,100	5,579
	NetEase, Inc. (Entertainment)	504,350	11,426
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	956,000	9,364
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	117,200	2,960
*	TAL Education Group—ADR (Diversified consumer services)	53,687	1,355
	Tencent Holdings, Ltd. (Interactive Media & Services)	317,100	23,851
*	Tencent Music Entertainment Group—ADR (Entertainment)	369,682	5,723
	TravelSky Technology, Ltd. Class “H” (IT services)	1,664,000	3,592
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class “A” (Pharmaceuticals)	90,400	6,272
			109,468
	India—18.1%
	Asian Paints, Ltd. (Chemicals)	85,508	3,453
*	Bajaj Finance, Ltd. (Consumer finance)	39,309	3,178
	Britannia Industries, Ltd. (Food products)	54,972	2,702
	HDFC Bank, Ltd. (Banks)	370,619	7,464
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	129,568	4,319
	Infosys, Ltd. (IT services)	384,374	8,171
*	InterGlobe Aviation, Ltd. (Airlines)	140,970	3,265
*	Motherson Sumi Systems, Ltd. (Auto components)	1,938,870	6,324
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	418,568	11,710
	UPL, Ltd. (Chemicals)	636,325	6,797
			57,383
	Indonesia—1.5%
	Bank Central Asia Tbk PT (Banks)	2,206,500	4,584
	South Korea—8.4%
*	Coupang, Inc. (Internet & direct marketing retail)	86,565	3,620
	Douzone Bizon Co., Ltd. (Software)	36,636	2,700
	Kakao Corporation (Interactive Media & Services)	41,992	6,078
	LG Household & Health Care, Ltd. (Personal products)	4,632	7,247
	NAVER Corporation (Interactive Media & Services)	18,945	7,024
			26,669

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—11.7%
	E.Sun Financial Holding Co., Ltd. (Banks)	3,091,301	$2,918
*	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	39,000	1,869
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	213,000	7,354
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	207,150	24,891
			37,032
	Thailand—2.0%
*	Sea, Ltd.—ADR (Entertainment)	23,292	6,396

	Emerging Latin America—14.6%
	Argentina—3.9%
*	Globant S.A. (IT services)†	23,488	5,148
*	MercadoLibre, Inc. (Internet & direct marketing retail)	4,658	7,256
			12,404
	Brazil—6.0%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	1,822,300	6,162
	Raia Drogasil S.A. (Food & staples retailing)	435,500	2,164
*	Rumo S.A. (Road & rail)	1,586,800	6,109
	TOTVS S.A. (Software)	610,800	4,624
			19,059
	Mexico—3.3%
*	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	560,500	6,001
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,326,800	4,334
			10,335
	Peru—1.4%
*	Credicorp, Ltd. (Banks)†	35,226	4,266

	Emerging Europe, Mid-East, Africa—8.5%
	Poland—0.9%
*	Allegro.eu S.A. (Internet & direct marketing retail)	161,372	2,777
	Russia—3.6%
	HeadHunter Group plc—ADR (Professional services)	110,658	4,689
*	Yandex N.V. Class “A” (Interactive Media & Services)†	97,321	6,885
			11,574
	South Africa—3.1%
	Capitec Bank Holdings, Ltd. (Banks)	53,400	6,307
	Clicks Group, Ltd. (Food & staples retailing)	202,099	3,477
			9,784

See accompanying Notes to Financial Statements.

60	Semiannual Report	June 30, 2021

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	United Arab Emirates—0.9%
*	Network International Holdings plc (IT services)	546,240	$2,763
	Total Common Stocks—99.4% (cost $233,492)		314,494

	Corporate Obligation

	Emerging Asia—0.0%
	India—0.0%
*	Britannia Industries, Ltd. (Food products)	$1,388,984	19
	Total Corporate Obligations—(0.0)% (cost $19)		19

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $29,547, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $30,138	$29,547	29,547
	Total Repurchase Agreement—9.3% (cost $29,547)		29,547
	Total Investments—108.7% (cost $263,058)		344,060
	Liabilities, plus cash and other assets—(8.7)%		(27,525)
	Net assets—100.0%		$316,535

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Communication Services	21.5%
Information Technology	19.4%
Consumer Discretionary	18.5%
Financials	15.4%
Consumer Staples	8.7%
Industrials	6.4%
Energy	3.7%
Materials	3.3%
Health Care	3.1%
Total	100.0%

At June 30, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	23.6%
U.S. Dollar	22.3%
Indian Rupee	18.1%
Chinese Yuan Renminbi	9.0%
South Korean Won	7.3%
Brazilian Real	6.0%
New Taiwan Dollar	3.9%
Mexican Peso	3.3%
South African Rand	3.1%
Indonesian Rupiah	1.5%
All Other Currencies	1.9%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	61

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Casey K. Preyss, CFA Vivian Lin Thurston, CFA

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 10.37% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI (net) (the “Index”), increased 8.75%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. Stock selection within the Communication Services sector was particularly strong, propelled by Kakao Corp. and Sea Ltd. We believe that Kakao’s strong operating momentum across all divisions and the upcoming initial public offering of its fintech businesses lifted the share price. Sea Ltd. continued to outperform on the back of strong momentum in its gaming business with Free Fire leading in Latin America, Southeast Asia and India, and accelerating growth in its ecommerce business amid increasing penetration and market share gains.

Partially offsetting these effects was the underweight allocation to the Materials sector, coupled with below average stock selection within the Industrials and Consumer Staples sectors. Within Industrials, the lack of the exposure to Taiwanese shipping companies which rallied in the second quarter hurt relative performance. Jiangsu Hengli Hydraulic Co., the Chinese machinery company specializing in the manufacturing of hydraulic cylinders, hindered relative results in the first quarter of 2021 as the stock weakened amid the decelerating machinery cycle in China. Within the Consumer Staples sector, Foshan Haitian Flavouring & Food, the largest condiments producer in China, also hindered relative results. The stock underperformance was due to increased raw materials prices and broad market rotation in the first quarter.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 29.

62	Semiannual Report	June 30, 2021

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	10.37%	50.16%	18.81%	17.39%	7.65%
Class I	10.50	50.49	19.13	17.69	7.94
Class R6	10.56	50.70	19.22	17.79	8.07
MSCI Emerging Markets IMI (net)	8.75	43.21	11.38	12.86	4.31

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2021	William Blair Funds	63

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—86.1%
	China—29.6%
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	490,377	$5,387
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	945,832	26,800
	ANTA Sports Products, Ltd. (Textiles, apparel & luxury goods)	437,000	10,289
*	BeiGene, Ltd. (Biotechnology)	117,900	3,207
	Beijing Oriental Yuhong Waterproof Technology Co., Ltd. Class “A” (Construction materials)	523,230	4,480
	By-health Co., Ltd. Class “A” (Personal products)	598,700	3,048
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	1,190,800	5,875
	China Education Group Holdings, Ltd. (Diversified consumer services)	1,555,000	3,469
	China Meidong Auto Holdings, Ltd. (Specialty retail)	1,096,000	5,978
	China Merchants Bank Co., Ltd. Class “H” (Banks)	2,159,000	18,422
	China Tourism Group Duty Free Corporation, Ltd. Class “A” (Specialty retail)	174,258	8,093
	Chongqing Zhifei Biological Products Co., Ltd. Class “A” (Biotechnology)	138,000	3,988
*	Contemporary Amperex Technology Co., Ltd. Class “A” (Electrical equipment)	131,100	10,851
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	1,148,000	12,405
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	231,765	4,625
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	223,566	6,688
*	JD.com, Inc. Class “A” (Internet & direct marketing retail)	262,450	10,323
	Jiumaojiu International Holdings, Ltd. (Hotels, restaurants & leisure)	1,329,000	5,435
*	Kingdee International Software Group Co., Ltd. (Software)	722,000	2,450
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	28,642	9,117
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,330,000	16,239
*	Meituan Class “B” (Internet & direct marketing retail)	265,500	10,956
	NetEase, Inc. (Entertainment)	762,500	17,274
	Shenzhen Inovance Technology Co., Ltd. Class “A” (Machinery)	662,864	7,618
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class “A” (Health care equipment & supplies)	109,168	8,111
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	361,000	9,118
	Silergy Corporation (Semiconductors & semiconductor equipment)	157,000	21,356

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Tencent Holdings, Ltd. (Interactive Media & Services)	764,360	$57,492
*	Topchoice Medical Corporation Class “A” (Health care providers & services)	69,100	4,395
*	Wuliangye Yibin Co., Ltd. Class “A” (Beverages)	208,894	9,631
	WuXi AppTec Co., Ltd. Class “H” (Life sciences tools & services)	473,460	11,056
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	1,110,000	20,344
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class “A” (Pharmaceuticals)	140,329	9,736
	Zhongsheng Group Holdings, Ltd. (Specialty retail)	1,003,500	8,349
			372,605
	India—18.2%
	Aarti Industries, Ltd. (Chemicals)	248,062	2,913
*	Affle India, Ltd. (Media)	40,294	2,333
*	Amber Enterprises India, Ltd. (Household durables)	72,372	2,844
*	APL Apollo Tubes, Ltd. (Metals & mining)	179,840	3,944
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	109,155	5,313
	Asian Paints, Ltd. (Chemicals) Astral Poly Technik, Ltd.	198,321	8,010
	(Building products)	146,761	3,929
*	Atul, Ltd. (Chemicals)	24,978	2,994
*	Bajaj Finance, Ltd. (Consumer finance)	74,788	6,046
	Balkrishna Industries, Ltd. (Auto components)	140,707	4,255
	Coforge, Ltd. (IT services)	73,977	4,141
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	790,913	4,615
	Dabur India, Ltd. (Personal products)	557,895	4,264
*	Divi’s Laboratories, Ltd. (Life sciences tools & services)	97,639	5,786
*	Dixon Technologies India, Ltd. (Household durables)	89,331	5,302
	Dr. Lal PathLabs, Ltd. (Health care providers & services)	90,379	3,984
	Escorts, Ltd. (Machinery)	152,102	2,503
	Havells India, Ltd. (Electrical equipment)	367,880	4,850
	HDFC Bank, Ltd. (Banks)	917,898	18,486
	HDFC Life Insurance Co., Ltd. (Insurance)	272,068	2,518
	Hindustan Unilever, Ltd. (Household products)	129,997	4,329
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	430,060	14,336
*	IndiaMart InterMesh, Ltd. (Trading companies & distributors)	28,562	2,689
	Indraprastha Gas, Ltd. (Gas utilities)	409,610	3,069
	Info Edge India, Ltd. (Interactive Media & Services)	84,534	5,607
*	JK Cement, Ltd. (Construction materials)	71,541	2,744

See accompanying Notes to Financial Statements.

64	Semiannual Report	June 30, 2021

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Kajaria Ceramics, Ltd. (Building products)	230,553	$3,030
	Larsen & Toubro Infotech, Ltd. (IT services)	52,699	2,886
	Laurus Labs Ltd. (Pharmaceuticals)	508,338	4,729
*	MakeMyTrip, Ltd. (Hotels, restaurants & leisure)†	79,438	2,387
	Metropolis Healthcare, Ltd. (Health care providers & services)	80,017	3,030
	Navin Fluorine International, Ltd. (Chemicals)	66,394	3,354
	Nestle India, Ltd. (Food products)	14,139	3,370
	PI Industries, Ltd. (Chemicals)	135,084	5,309
*	Pidilite Industries, Ltd. (Chemicals)	219,877	6,373
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	765,204	21,196
	SRF, Ltd. (Chemicals)	68,084	6,668
	Tata Consultancy Services, Ltd. (IT services)	279,286	12,591
	Tata Consumer Products, Ltd. (Food products)	461,410	4,694
	Tata Elxsi, Ltd. (Software)	89,012	5,209
	UPL, Ltd. (Chemicals)	545,582	5,828
	Varun Beverages, Ltd. (Beverages)	327,666	3,216
	Voltas, Ltd. (Construction & engineering)	220,997	3,036
			228,710
	Indonesia—1.1%
	Bank Central Asia Tbk PT (Banks)	4,254,999	8,840
	Bank Rakyat Indonesia Persero Tbk PT (Banks)	17,791,100	4,834
			13,674
	South Korea—14.6%
	Hansol Chemical Co., Ltd. (Chemicals)	23,864	5,202
	JYP Entertainment Corporation (Entertainment)	64,224	2,310
	Kakao Corporation (Interactive Media & Services)	275,221	39,836
	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	125,151	2,645
	LEENO Industrial, Inc. (Semiconductors & semiconductor equipment)	32,125	5,007
	LG Household & Health Care, Ltd. (Personal products)	6,155	9,630
	NAVER Corporation (Interactive Media & Services)	57,658	21,376
	NCSoft Corporation (Entertainment)	7,258	5,285
	NICE Information Service Co., Ltd. (Professional services)	135,551	3,021
	PI Advanced Materials Co., Ltd. (Chemicals)	75,308	3,678
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	861,021	61,701
	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	13,345	8,271

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—(continued)
	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	109,747	$12,425
	WONIK IPS Co., Ltd. (Semiconductors & semiconductor equipment)	83,051	3,658
			184,045
	Taiwan—20.3%
	Accton Technology Corporation (Communications equipment)	369,000	4,377
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	339,766	4,207
	Airtac International Group (Machinery)	358,000	13,812
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	61,000	2,945
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	122,000	8,801
*	Chailease Holding Co., Ltd. (Diversified financial services)	1,269,000	9,223
	Chroma ATE, Inc. (Electronic equipment, instruments & components)	524,000	3,601
	E.Sun Financial Holding Co., Ltd. (Banks)	4,324,313	4,082
	Elite Material Co., Ltd. (Electronic equipment, instruments & components)	498,000	3,896
*	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	115,000	5,510
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	138,000	4,552
	Hiwin Technologies Corporation (Machinery)	224,000	3,176
	Lotes Co., Ltd. (Electronic equipment, instruments & components)	214,000	4,485
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	1,204,000	41,570
*	momo.com, Inc. (Internet & direct marketing retail)	113,000	7,645
	Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	151,000	7,506
*	Poya International Co., Ltd. (Multiline retail)	100,000	1,949
	Realtek Semiconductor Corporation (Semiconductors & semiconductor equipment)	489,000	8,863
	Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	555,000	5,458
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	635,033	76,306
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,073,000	22,914
	Voltronic Power Technology Corporation (Electrical equipment)	120,586	5,821
	Wiwynn Corporation (Technology hardware, storage & peripherals)	131,000	4,687
			255,386

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	65

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Thailand—1.4%
	Com7 PCL Class “F” (Specialty retail)	1,590,600	$3,462
*	Sea, Ltd.—ADR (Entertainment)	54,856	15,063
			18,525
	Vietnam—0.9%
	Hoa Phat Group JSC (Metals & mining)	4,940,001	11,054

	Emerging Europe, Africa—7.1%
	Kenya—0.3%
	Safaricom plc (Wireless telecommunication services)	9,013,654	3,508
	Poland—1.3%
*	Allegro.eu S.A. (Internet & direct marketing retail)	352,581	6,068
*	Dino Polska S.A. (Food & staples retailing)	94,603	6,944
*	InPost S.A. (Air freight & logistics)	196,668	3,947
			16,959
	Russia—3.2%
*	Ozon Holdings plc—ADR (Internet & direct marketing retail)	72,421	4,245
	TCS Group Holding plc—GDR (Banks)	202,406	17,711
*	Yandex N.V. Class “A” (Interactive Media & Services)†	257,862	18,244
			40,200
	South Africa—2.3%
	Capitec Bank Holdings, Ltd. (Banks)	100,167	11,830
	Clicks Group, Ltd. (Food & staples retailing)	233,027	4,009
	Naspers, Ltd. Class “N” (Internet & direct marketing retail)	60,163	12,632
			28,471

	Emerging Latin America—7.0%
	Argentina—1.6%
*	Globant S.A. (IT services)†	29,388	6,441
*	MercadoLibre, Inc. (Internet & direct marketing retail)	8,879	13,832
			20,273
	Brazil—4.5%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	1,842,200	6,230
	Localiza Rent a Car S.A. (Road & rail)	438,300	5,640
	Locaweb Servicos de Internet S.A. (IT services)	862,900	4,695
	Magazine Luiza S.A. (Multiline retail)	1,624,900	6,909
	Patria Investments, Ltd. Class “A” (Capital markets)†	206,741	3,643
	Raia Drogasil S.A. (Food & staples retailing)	1,145,600	5,691
*	StoneCo, Ltd. Class “A” (IT services)†	95,928	6,433
	TOTVS S.A. (Software)	924,500	6,998

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Brazil—(continued)
*	Vinci Partners Investments, Ltd. Class “A” (Capital markets)†	233,097	$3,380
	WEG S.A. (Electrical equipment)	1,012,640	6,859
			56,478
	Mexico—0.5%
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,840,800	6,012
	Uruguay—0.4%
*	Dlocal, Ltd. (IT services)†	88,615	4,655
	Total Common Stocks—100.2% (cost $826,669)		1,260,555
	Total Investments—100.2% (cost $826,669)		1,260,555
	Liabilities, plus cash and other assets—(0.2)%		(2,045)
	Net assets—100.0%		$1,258,510

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	30.2%
Consumer Discretionary	15.2%
Communication Services	14.9%
Financials	10.3%
Industrials	7.9%
Health Care	7.6%
Consumer Staples	6.2%
Materials	5.8%
Energy	1.7%
Utilities	0.2%
Total	100.0%

At June 30, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	19.8%
Indian Rupee	17.9%
New Taiwan Dollar	15.9%
South Korean Won	14.6%
U.S. Dollar	13.7%
Chinese Yuan Renminbi	8.1%
Brazilian Real	3.4%
South African Rand	2.3%
Indonesian Rupiah	1.1%
Polish Zloty	1.0%
All Other Currencies	2.2%
Total	100.0%

See accompanying Notes to Financial Statements.

66	Semiannual Report	June 30, 2021

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Casey K. Preyss, CFA D.J. Neiman, CFA

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) (the “Fund”) posted a 13.55% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 19.78%.

Six-month underperformance versus the Index was primarily driven by negative stock selection across most sectors amid the broad style headwind. Stock selection within the Industrials sector was particularly weak, hurt by lack of exposure to Marine Transportation and Machinery names. Zhejiang Dingli Machinery, the largest supplier of aerial working platforms in China, and Randon Implementos, the Brazilian truck and automotive equipment manufacturer, dragged down results within the Machinery industry. Escorts, the Indian tractor manufacturer, also detracted to relative performance as COVID-19 concerns led to downward revisions to earnings estimates.

Partially offsetting these effects was positive stock selection within the Consumer Discretionary and Health Care sectors. Within Consumer Discretionary, Momo.com and F&F Holdings were notable contributors on the back of strong performance in the second quarter. Ovctek China Inc and Laurus Labs Ltd enhanced relative returns within the Health Care sector. Ovctek is the domestic leader and a pioneer of OrthoK lenses in China. The company continued to deliver strong fundamental performance amid robust demand, and margin improvement from a favorable product mix and the company’s transition to a direct sales model.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 29.

June 30, 2021	William Blair Funds	67

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021

	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	13.55%	48.67%	15.13%	12.67%	11.94%
Class I(a)	13.71	49.10	15.43	13.00	12.25
MSCI Emerging Markets Small Cap Index (net)(a)	19.78	63.75	12.31	11.86	7.04
Class R6(b)	13.73	49.20	15.49	13.06	10.77
MSCI Emerging Markets Small Cap Index (net)(b)	19.78	63.75	12.31	11.86	6.53

(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to June 30, 2021.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

68	Semiannual Report	June 30, 2021

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—80.2%
	Cambodia—0.2%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	856,000	$826
	China—14.1%
	A-Living Smart City Services Co., Ltd. (Commercial services & supplies)	740,500	3,686
	By-health Co., Ltd. Class “A” (Personal products)	1,032,500	5,257
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	2,531,705	12,491
	Chacha Food Co., Ltd. Class “A” (Food products)	156,173	1,042
	Changzhou Xingyu Automotive Lighting Systems Co., Ltd. Class “A” (Auto components)	121,735	4,253
	China Lesso Group Holdings, Ltd. (Building products)	1,686,000	4,161
	China Meidong Auto Holdings, Ltd. (Specialty retail)	670,000	3,654
*	Estun Automation Co., Ltd. Class “A” (Machinery)	459,000	2,774
	Ever Sunshine Lifestyle Services Group, Ltd. (Commercial services & supplies)	1,662,000	4,127
*	iClick Interactive Asia Group, Ltd.—ADR (Media)	175,660	1,939
	Jiumaojiu International Holdings, Ltd. (Hotels, restaurants & leisure)	2,047,000	8,371
	JNBY Design, Ltd. (Textiles, apparel & luxury goods)	712,000	1,265
*	Kingsoft Cloud Holdings, Ltd.—ADR (IT services)	21,413	726
	Ovctek China, Inc. Class “A” (Health care equipment & supplies)	120,006	1,923
	Proya Cosmetics Co., Ltd. Class “A” (Personal products)	173,824	5,292
	Shanghai M&G Stationery, Inc. Class “A” (Commercial services & supplies)	138,319	1,810
	Skshu Paint Co., Ltd. Class “A” (Chemicals)	116,363	3,170
*	Weimob, Inc. (Software)	1,535,000	3,385
			69,326
	India—35.3%
	Aarti Industries, Ltd. (Chemicals)	582,732	6,844
*	Aavas Financiers, Ltd. (Thrifts & mortgage finance)	71,661	2,573
*	Affle India, Ltd. (Media)	50,739	2,938
*	Amber Enterprises India, Ltd. (Household durables)	56,959	2,238
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	55,654	2,709
	Astral Poly Technik, Ltd. (Building products)	318,088	8,516
*	Atul, Ltd. (Chemicals)	67,431	8,083
*	AU Small Finance Bank Ltd. (Banks)	632,417	8,844
	Balkrishna Industries, Ltd. (Auto components)	267,928	8,103

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Berger Paints India, Ltd. (Chemicals)	117,586	$1,275
	Cholamandalam Investment and Finance Co., Ltd. (Consumer finance)	691,128	4,769
	City Union Bank, Ltd. (Banks)	732,830	1,642
	Coforge, Ltd. (IT services)	103,695	5,804
	Computer Age Management Services, Ltd. (IT services)	93,286	3,508
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	463,942	2,707
*	Dixon Technologies India, Ltd. (Household durables)	89,971	5,340
	Dr. Lal PathLabs, Ltd. (Health care providers & services)	93,030	4,101
*	Endurance Technologies, Ltd. (Auto components)	59,371	1,294
*	Godrej Properties, Ltd. (Real estate management & development)	193,880	3,638
	Havells India, Ltd. (Electrical equipment)	75,382	994
	HDFC Asset Management Co., Ltd. (Capital markets)	18,627	731
*	IndiaMart InterMesh Ltd. (Trading companies & distributors)	25,641	2,414
	Indraprastha Gas, Ltd. (Gas utilities)	200,319	1,501
*	JK Cement, Ltd. (Construction materials)	94,659	3,631
	Kajaria Ceramics, Ltd. (Building products)	90,303	1,187
	Kansai Nerolac Paints, Ltd. (Chemicals)	307,741	2,310
*	KEC International, Ltd. (Construction & engineering)	126,246	774
	Larsen & Toubro Infotech Ltd. (IT services)	99,520	5,451
	Laurus Labs Ltd. (Pharmaceuticals)	541,230	5,035
*	MakeMyTrip, Ltd. (Hotels, restaurants & leisure)†	58,439	1,756
	Metropolis Healthcare, Ltd. (Health care providers & services)	95,347	3,610
*	Motherson Sumi Systems, Ltd. (Auto components)	1,230,554	4,014
	Navin Fluorine International, Ltd. (Chemicals)	113,957	5,757
*	Oberoi Realty, Ltd. (Real estate management & development)	363,119	3,070
	PI Industries, Ltd. (Chemicals)	165,023	6,486
*	Pidilite Industries, Ltd. (Chemicals)	26,073	756
	Radico Khaitan, Ltd. (Beverages)	328,814	3,347
*	RBL Bank, Ltd. (Banks)	348,999	988
*	Relaxo Footwears, Ltd. (Textiles, apparel & luxury goods)	320,210	4,963
	SRF, Ltd. (Chemicals)	84,322	8,259
	Sundram Fasteners, Ltd. (Auto components)	164,973	1,799
	Tata Elxsi, Ltd. (Software)	113,242	6,627
	Trent, Ltd. (Multiline retail)	343,958	3,931
*	V-Mart Retail, Ltd. (Multiline retail)	29,504	1,119
	Varun Beverages, Ltd. (Beverages)	611,448	6,002
	Vinati Organics, Ltd. (Chemicals)	71,863	1,771
			173,209

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	69

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—0.4%
	PT Bank Tabungan Pensiunan Nasional Syariah Tbk (Banks)	9,273,700	$1,842
	Malaysia—1.3%
	Inari Amertron Bhd (Electronic equipment, instruments & components)	5,925,000	4,524
	MR DIY Group M Bhd (Specialty retail)	2,238,800	1,936
			6,460
	Philippines—1.1%
	International Container Terminal Services, Inc. (Transportation infrastructure)	630,560	2,115
	Wilcon Depot, Inc. (Specialty retail)	7,721,600	3,187
			5,302
	South Korea—9.4%
*	Doosan Fuel Cell Co., Ltd. (Electrical equipment)	19,309	857
	Douzone Bizon Co., Ltd. (Software)	14,768	1,089
*	F&F Co., Ltd. (Textiles, apparel & luxury goods)	19,881	9,886
	Hansol Chemical Co., Ltd. (Chemicals)	33,293	7,258
	LEENO Industrial, Inc. (Semiconductors & semiconductor equipment)	50,471	7,865
*	NHN KCP Corporation (IT services)	51,323	2,648
	NICE Information Service Co., Ltd. (Professional services)	267,310	5,958
	PI Advanced Materials Co., Ltd. (Chemicals)	100,351	4,901
	RFHIC Corporation (Semiconductors & semiconductor equipment)	7,960	281
	WONIK IPS Co., Ltd. (Semiconductors & semiconductor equipment)	116,704	5,140
			45,883
	Taiwan—15.6%
	Airtac International Group (Machinery)	211,000	8,141
	Alchip Technologies, Ltd. (Semiconductors & semiconductor equipment)	57,000	1,250
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	26,000	1,255
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	133,000	9,595
	Elite Material Co., Ltd. (Electronic equipment, instruments & components)	533,000	4,170
*	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	155,000	7,427
	Hiwin Technologies Corporation (Machinery)	160,106	2,270
	Lotes Co., Ltd. (Electronic equipment, instruments & components)	240,000	5,030
	Makalot Industrial Co., Ltd. (Textiles, apparel & luxury goods)	361,000	3,550
*	momo.com, Inc. (Internet & direct marketing retail)	123,000	8,321
	Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	134,000	6,661

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
*	Poya International Co., Ltd. (Multiline retail)	111,000	$2,163
	RichWave Technology Corporation (Semiconductors & semiconductor equipment)	105,000	1,826
	Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	799,000	7,857
	Sporton International, Inc. (Professional services)	261,000	2,248
	Voltronic Power Technology Corporation (Electrical equipment)	103,507	4,997
			76,761
	Thailand—2.1%
	Carabao Group PCL Class “F” (Beverages)	124,000	547
	Com7 PCL Class “F” (Specialty retail)	2,935,800	6,389
	Muangthai Capital PCL (Consumer finance)	1,945,200	3,490
			10,426
	Vietnam—0.7%
	Hoa Phat Group JSC (Metals & mining)	1,516,220	3,393

	Emerging Latin America—12.0%
	Brazil—9.3%
*	Aeris Industria E Comercio De Equipamentos Para Geracao De Energia S.A. (Electrical equipment)	648,500	1,293
	Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	167,600	3,184
*	Azul S.A.—ADR (Airlines)	136,068	3,592
	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household durables)	158,300	743
*	Grupo SBF S.A. (Specialty retail)	267,100	2,055
*	Infracommerce CXAAS S.A. (Interactive Media & Services)	671,000	3,208
	Locaweb Servicos de Internet S.A. (IT services)	1,690,578	9,198
	Pet Center Comercio e Participacoes S.A. (Specialty retail)	1,215,600	6,296
*	Sequoia Logistica e Transportes S.A. (Air freight & logistics)	661,500	3,743
	TOTVS S.A. (Software)	1,625,600	12,305
			45,617
	Mexico—2.0%
*	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	689,799	4,519
*	Grupo Aeroportuario del Sureste S.A.B. de C.V. Class “B” (Transportation infrastructure)	297,510	5,477
			9,996
	Uruguay—0.7%
*	Dlocal, Ltd. (IT services)†	64,324	3,379

See accompanying Notes to Financial Statements.

70	Semiannual Report	June 30, 2021

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—8.5%
	Greece—0.7%
	Terna Energy S.A. (Independent power & renewable electricity producers)	233,614	$3,296
	Kenya—0.8%
	Safaricom plc (Wireless telecommunication services)	10,331,200	4,022
	Poland—1.4%
*	Dino Polska S.A. (Food & staples retailing)	92,425	6,785
	Russia—3.7%
	HeadHunter Group plc—ADR (Professional services)	152,513	6,462
*	Ozon Holdings plc—ADR (Internet & direct marketing retail)	58,407	3,424
	TCS Group Holding plc—GDR (Banks)	96,302	8,426
			18,312
	South Africa—1.4%
	Clicks Group, Ltd. (Food & staples retailing)	70,316	1,210
	Transaction Capital, Ltd. (Consumer finance)	2,115,179	5,602
			6,812
	United Arab Emirates—0.5%
	Abu Dhabi National Oil Co. for Distribution PJSC (Specialty retail)	2,307,721	2,720
	Total Common Stocks—100.7% (cost $385,723)		494,367

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $2,969, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $3,029	$2,969	2,969
	Total Repurchase Agreement—0.6% (cost $2,969)		2,969
	Total Investments—101.3% (cost $388,692)		497,336
	Liabilities, plus cash and other assets—(1.3)%		(6,482)
	Net assets—100.0%		$490,854

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

At June 30, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	23.7%
Consumer Discretionary	22.1%
Industrials	19.1%
Materials	12.9%
Financials	7.9%
Consumer Staples	6.0%
Health Care	3.5%
Communication Services	2.4%
Real Estate	1.4%
Utilities	1.0%
Total	100.0%

At June 30, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	34.7%
New Taiwan Dollar	15.5%
South Korean Won	9.3%
Brazilian Real	8.5%
Chinese Yuan Renminbi	7.7%
U.S. Dollar	6.0%
Hong Kong Dollar	5.9%
Thai Baht	2.1%
Mexican Peso	2.0%
South African Rand	1.4%
Polish Zloty	1.4%
Malaysian Ringgit	1.3%
Philippine Peso	1.1%
All Other Currencies	3.1%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	71

Fixed Income Market Review and Outlook

The Bloomberg Barclays U.S. Aggregate Index decreased 1.60% in the first half of 2021. Treasury yields peaked at 1.74% for the 10-year in March, driven by an improving economic outlook as the COVID-19 vaccine continued to roll out, fiscal stimulus, record amounts of Treasury issuance, and rising inflation expectations. In the second quarter intermediate and long-end Treasury yields fell as optimism was tempered by weaker-than-expected data, which reinforced the Federal Reserve’s (Fed) accommodative posture and “transitory” inflation narrative. With rising yields as a headwind to start the year, longer-dated assets such as U.S. Treasuries, Investment Grade Corporates, Agencies, Emerging Market Debt and Mortgage-Backed Securities sectors posted negative returns. On the positive side, improving economic conditions and falling default expectations aided the outperformance of high yield corporate debt, while increasing inflation expectations supported the performance of U.S. Treasury Inflation-Protected Securities (TIPS).

Markit Purchasing Managers Index (PMI) readings improved in the first half of the year, topping out in May as Services touched 70.4, and Manufacturing hit 62.1, where measurements of 50+ are considered expansionary. The pace of COVID-19-driven relocation home purchases slowed, down to 5.8 million after hitting a high of 6.7 million in October 2020. In a sign of strength for the consumer, credit card delinquencies continued to fall, hitting lows in May. New vehicle purchases hit a high in April but reverted to the lower end of the 15-16 million unit range at the end of June, and the value of used cars hit their high point in May before slowing in June.

The Fed’s Federal Open Market Committee (FOMC) held rates steady in the period and reiterated their commitment to maintaining an accommodative stance to generate moderately higher inflation and reduce the jobless rate. The Fed did adjust the floor for overnight rates (“IOER,” Interest on Excess Reserves, and “RRP,” Reverse Repo Program) by +5 basis points to address collateral needs in that segment of the market. The Fed has communicated that they will not hike Federal Funds rates in 2021, and the markets are pricing in 1-2 hikes starting in 2022. The Fed’s balance sheet pushed north of $8 trillion as it continued open market purchases, also known as quantitative easing, to enable looser monetary conditions.

Our base case is that the FOMC will not hike rates in 2021, which will hold short-end rates to the zero lower-bound, despite recent adjustments to the floor. Further, we believe that the FOMC will be very patient in reducing or removing stimulus and tightening monetary conditions. In this environment we continue to find that TIPS are an attractive alternative to fixed-rate Treasuries to mitigate the effects of rising rates driven by accelerating inflationary pressures.

In our opinion spread sectors remain relatively attractive to Treasuries over the intermediate-to-long term as Treasury supply has been increasing at record levels. However, in the shorter-term, if economic data disappoints to the downside, Treasuries could outperform. Within corporate bonds, it appears that security selection will continue to be critical going forward as certain industries and business models are more adapted to successfully navigating the post-COVID-19 pandemic environment than others. Nominal yields are near all-time lows but we believe tight spreads and valuations are supported by strong fundamentals. Default projections have improved, and companies continued to be opportunistic in issuance, extending maturities, and managing their debt profile.

We continue to look for opportunities in the mortgage sector given the potential for attractive spreads, income generation, and duration profile. The sector also benefits from the fundamental tailwind provided by the undersupply of housing. We are also focused on pre-payment speeds given greater refinancing activity driven by factors such as higher home prices, lower interest rates, and new technology.

In asset-backed securities, we are looking for opportunities within autos and credit cards as the consumer is recovering after entering the COVID-19 pandemic in a relatively stronger position compared to previous periods. Our focus has been on prime borrowers, who have continued to do well.

72	Semiannual Report	June 30, 2021

Bond Fund

The Bond Fund seeks to outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Ruta Ziverte Vesta Marks, CFA, CAIA

The William Blair Bond Fund (Class N shares) returned a 1.23% decrease, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index (the “Index”), decreased 1.60%.

The Fund outperformed the Index in the first half of the year as security selection and sector allocation drove excess returns, which offset the negative performance impact of rising yields in the first quarter.

The yield curve steepened in the first half of the year as longer-term yields rose while front-end (under two years maturity) yields declined modestly. Our underweight to U.S. Treasuries, driven by valuations, was the largest contributor to relative performance. Within the Treasury sector we opted to use a portion of our allocation to invest in inflation-linked U.S. Treasury Inflation-Protected Securities as they looked attractive versus nominal Treasuries as inflation expectations rose in the period.

We held an overweight position in agency mortgage-backed securities (“MBS”) in the period and security selection within the sector drove relative performance as coupon income outweighed the negative performance impact of rising rates. The Federal Reserve has been actively purchasing lower-coupon agency MBS to support the housing market. We have held an underweight in this portion of the market given poor valuations, low income, and longer duration profile, which has benefitted relative performance as this segment underperformed the rest of the sector.

The asset allocation decision to invest in high yield corporate debt benefitted performance as this was the best performing sector of the market given falling default expectations. Security selection in emerging markets debt was also beneficial for performance as Fund holdings outperformed the emerging markets debt portion of the Index.

Conversely, the Fund’s emphasis of non-cyclical and long-maturity high grade bonds detracted from performance as the yield curve steepened and corporate performance favored cyclical names. Overall, interest rate positioning was a relative detractor from an attribution perspective, driven primarily by the Fund’s positioning in agency MBS and investment grade corporate debt. The use of credit default swap index hedging, used to reduce credit exposure at the margin, detracted from performance as credit spreads tightened in the period.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 72.

June 30, 2021	William Blair Funds	73

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(1.23)%	1.93%	5.65%	3.46%	3.86%
Class I	(1.09)	2.16	5.79	3.64	4.04
Class R6	(1.16)	2.12	5.85	3.70	4.13
Bloomberg Barclays U.S. Aggregate Index	(1.60)	(0.33)	5.34	3.03	3.39

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays U.S. Aggregate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

74	Semiannual Report	June 30, 2021

Bond Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—51.9%
U.S. Treasury Inflation Indexed Notes/Bonds—7.0%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$11,937	$16,804
U.S. Treasury Inflation Indexed Bond, 3.375%, due 4/15/32	541	800
U.S. Treasury Inflation Indexed Bond, 1.375%, due 2/15/44	4,176	5,781
Total U.S. Treasury Inflation Indexed Notes/Bonds		23,385
U.S. Treasury—7.8%
U.S. Treasury Bill, 0.101%, due 7/15/21	1,000	1,000
U.S. Treasury Bill, 0.123%, due 10/7/21(a)	2,000	1,999
U.S. Treasury Bond, 1.125%, due 5/15/40	2,000	1,729
U.S. Treasury Bond, 2.375%, due 11/15/49	2,267	2,416
U.S. Treasury Bond, 1.250%, due 5/15/50	1,500	1,226
U.S. Treasury Note, 0.350%, due 10/31/21	5,000	5,005
U.S. Treasury Note, 1.125%, due 2/28/27	2,250	2,268
U.S. Treasury Note, 0.625%, due 5/15/30	2,100	1,965
U.S. Treasury Note, 0.625%, due 8/15/30	4,300	4,010
U.S. Treasury Strip Principal, 0.000%, due 8/15/27	4,750	4,451
Total U.S. Treasury		26,069
Federal Home Loan Mortgage Corp. (FHLMC)—9.1%
#G30255, 7.000%, due 7/1/21	—	—	(b)
#J02986, 6.500%, due 7/1/21	—	—	(b)
#G02210, 7.000%, due 12/1/28	23	26
#G02183, 6.500%, due 3/1/30	3	3
#G01400, 7.000%, due 4/1/32	293	346
#G01728, 7.500%, due 7/1/32	48	57
#C01385, 6.500%, due 8/1/32	37	43
#ZT1221, 5.500%, due 1/1/33	420	485
#C01623, 5.500%, due 9/1/33	42	49
#A15039, 5.500%, due 10/1/33	2	2
#A17603, 5.500%, due 1/1/34	1,104	1,287
#G01843, 6.000%, due 6/1/35	8	10
#A62858, 6.500%, due 7/1/37	54	62
#G03170, 6.500%, due 8/1/37	95	113
#A78138, 5.500%, due 6/1/38	106	121
#G04466, 5.500%, due 7/1/38	7,876	9,282
#G60366, 6.000%, due 10/1/39	7,528	9,004
#G61450, 6.000%, due 4/1/40	7,943	9,511
#C03665, 9.000%, due 4/1/41	165	200
Total FHLMC Mortgage Obligations		30,601
Federal National Mortgage Association (FNMA)—28.0%
#900725, 6.000%, due 8/1/21	—	—	(b)
#893325, 7.000%, due 9/1/21	—	—	(b)
#735104, 7.000%, due 5/1/22	—	—	(b)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#255956, 5.500%, due 10/1/25	$4	$5
#252925, 7.500%, due 12/1/29	—	1
#AD0729, 7.500%, due 12/1/30	2,023	2,353
#535977, 6.500%, due 4/1/31	3	4
#253907, 7.000%, due 7/1/31	1	1
#587849, 6.500%, due 11/1/31	4	4
#545437, 7.000%, due 2/1/32	23	26
#545759, 6.500%, due 7/1/32	191	226
#545869, 6.500%, due 7/1/32	658	775
#670385, 6.500%, due 9/1/32	283	334
#254548, 5.500%, due 12/1/32	17	20
#AD0725, 7.000%, due 12/1/32	946	1,130
#555340, 5.500%, due 4/1/33	144	168
#741850, 5.500%, due 9/1/33	228	263
#555800, 5.500%, due 10/1/33	20	23
#756153, 5.500%, due 11/1/33	210	242
#AL3455, 5.500%, due 11/1/33	3,164	3,678
#CA2754, 4.500%, due 11/1/33	539	590
#AL3401, 5.500%, due 2/1/34	617	717
#763798, 5.500%, due 3/1/34	38	44
#725228, 6.000%, due 3/1/34	1,993	2,336
#725611, 5.500%, due 6/1/34	47	54
#745563, 5.500%, due 8/1/34	268	310
#AL6413, 8.000%, due 8/1/34	234	268
#794474, 6.000%, due 10/1/34	24	28
#745092, 6.500%, due 7/1/35	148	170
#357944, 6.000%, due 9/1/35	7	8
#AL6412, 7.500%, due 9/1/35	393	450
#AD0979, 7.500%, due 10/1/35	28	33
#CA8368, 2.000%, due 12/1/35	4,744	4,924
#888305, 7.000%, due 3/1/36	5	5
#895637, 6.500%, due 5/1/36	25	30
#831540, 6.000%, due 6/1/36	11	13
#893318, 6.500%, due 8/1/36	7	8
#902974, 6.000%, due 12/1/36	91	108
#831926, 6.000%, due 12/1/36	329	390
#AB0265, 6.000%, due 2/1/37	6,079	7,251
#938440, 6.000%, due 7/1/37	49	58
#948689, 6.000%, due 8/1/37	64	74
#AL6411, 7.000%, due 12/1/37	968	1,115
#AL0904, 5.500%, due 1/1/38	55	63
#986856, 6.500%, due 9/1/38	48	56
#FM1735, 6.500%, due 10/1/38	3,686	4,510
#991911, 7.000%, due 11/1/38	71	80
#995076, 6.000%, due 11/1/38	2,808	3,364
#AD0752, 7.000%, due 1/1/39	311	386
#FM2467, 6.000%, due 1/1/39	3,439	4,127
#AC1619, 5.500%, due 8/1/39	162	188
#FM1736, 6.500%, due 10/1/39	5,937	7,155
#BM5204, 6.500%, due 6/1/40	3,623	4,350
#AD7137, 5.500%, due 7/1/40	2,130	2,483
#BM1689, 5.500%, due 8/1/40	1,710	1,980
#AL5815, 5.500%, due 4/1/41	2,071	2,410
#BM3525, 6.000%, due 4/1/41	7,597	9,031
#AL9226, 5.500%, due 12/1/41	8,772	10,308
#AL9225, 6.000%, due 1/1/42	3,886	4,620
#BM5121, 5.500%, due 12/1/48	8,793	10,499
Total FNMA Mortgage Obligations		93,847

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	75

Bond Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Asset-Backed Securities—2.1%
Automobile—2.1%
Carmax Auto Owner Trust, 2021-1, Tranche D, 1.280%, 7/15/27	$500	$498
GM Financial Automobile Leasing Trust, 2020-1, Tranche D, 2.280%, 6/20/24	3,050	3,107
Tesla Auto Lease Trust—144A, 2019-A, Tranche E, 5.480%, 5/22/23	1,650	1,732
Tesla Auto Lease Trust—144A, 2019-A, Tranche D, 3.370%, 1/20/23	1,750	1,809
Total Automobile		7,146
Total Asset-Backed Securities		7,146

Corporate Obligations—45.5%
Financials—8.8%
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	2,000	2,135
Bank of America Corporation, 5.875%, due 2/7/42	2,000	2,878
Boston Properties L.P., 2.550%, due 4/1/32	3,200	3,227
Citigroup, Inc., 5.875%, due 1/30/42	2,000	2,885
ERP Operating L.P., 4.500%, due 6/1/45	2,500	3,138
Itau Unibanco Holding S.A.—144A, 5 year CMT + 3.446%, 3.875%, due 4/15/31, VRN	1,250	1,239
JPMorgan Chase & Co., SOFR + 3.125%, 4.600%, due 2/1/25, VRN	3,000	3,113
Royal Bank of Canada, SOFR + 0.525%, 0.548%, due 1/20/26, VRN	3,100	3,110
Simon Property Group L.P., 3.300%, due 1/15/26	2,750	2,994
The Bank of Nova Scotia, SOFR + 0.545%, 0.587%, due 3/2/26, VRN	3,100	3,105
Wells Fargo & Co., 4.480%, due 1/16/24	1,500	1,642
Total Financial		29,466
Communication Services—6.9%
Activision Blizzard, Inc., 2.500%, due 9/15/50	2,600	2,342
Alphabet, Inc., 1.100%, due 8/15/30	2,620	2,492
Amazon.com, Inc., 2.700%, due 6/3/60	2,500	2,404
AT&T, Inc., SOFR + 0.640%, 0.690%, due 3/25/24, VRN	750	752
AT&T, Inc., 5.700%, due 3/1/57	2,400	3,378

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Communication Services—(continued)
Comcast Corporation, 4.950%, due 10/15/58	$2,000	$2,778
Motorola Solutions, Inc., 4.600%, due 2/23/28	2,750	3,211
Omnicom Group, Inc., 2.450%, due 4/30/30	2,800	2,852
Verizon Communications, Inc., SOFR + 0.790%, 0.840%, due 3/20/26, VRN	3,000	3,057
Total Communication Services		23,266
Information Technology—6.2%
Apple, Inc., 4.650%, due 2/23/46	2,250	3,001
Booz Allen Hamilton, Inc.—144A, 4.000%, due 7/1/29	100	102
Corning, Inc., 5.850%, due 11/15/68	2,150	3,157
FLIR Systems, Inc., 2.500%, due 8/1/30	2,500	2,525
HP, Inc.—144A, 1.450%, due 6/17/26	325	323
HP, Inc.—144A, 2.650%, due 6/17/31	1,850	1,858
Intuit, Inc., 1.650%, due 7/15/30	1,200	1,182
Microsoft Corporation, 3.041%, due 3/17/62	2,032	2,188
Oracle Corporation, 3.950%, due 3/25/51	3,250	3,562
Roper Technologies, Inc., 4.200%, due 9/15/28	2,500	2,876
Total InformationTechnology		20,774
Consumer Discretionary—5.5%
Costco Wholesale Corporation, 1.750%, due 4/20/32	2,500	2,468
Dana, Inc., 4.250%, due 9/1/30	500	515
Ford Motor Co., 9.000%, due 4/22/25	500	617
Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%, 1.391%, due 2/15/23, VRN	700	697
General Motors Financial Co., Inc., SOFR + 0.760%, 0.804%, due 3/8/24, VRN	1,475	1,486
Las Vegas Sands Corporation, 3.900%, due 8/8/29	1,600	1,706
Lennar Corporation, 4.500%, due 4/30/24	2,450	2,683
Meritage Homes Corporation, 5.125%, due 6/6/27	1,500	1,681
The Goodyear Tire & Rubber Co., 5.250%, due 4/30/31	2,000	2,090
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	1,250	1,306

See accompanying Notes to Financial Statements.

76	Semiannual Report	June 30, 2021

Bond Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Consumer Discretionary—(continued)
Toll Brothers Finance Corporation, 3.800%, due 11/1/29	$1,500	$1,611
Yum! Brands, Inc., 6.875%, due 11/15/37	1,250	1,557
Total Consumer Discretionary		18,417
Industrials—5.1%
ACCO Brands Corp.—144A, 4.250%, due 3/15/29	2,000	1,982
Caterpillar Financial Services Corporation, SOFR + 0.245%, 0.280%, due 5/17/24, VRN	2,025	2,028
CNH Industrial Capital LLC, 1.950%, due 7/2/23	2,500	2,563
Johnson Controls International plc, 1.750%, due 9/15/30	2,100	2,021
Owens Corning, 7.000%, due 12/1/36	2,250	3,277
Republic Services, Inc., 2.900%, due 7/1/26	2,500	2,681
Xylem, Inc., 3.250%, due 11/1/26	2,225	2,440
Total Industrial		16,992
Consumer Staples—4.6%
Altria Group, Inc., 6.200%, due 2/14/59	2,250	2,920
Fresenius Medical Care U.S. Finance III, Inc.—144A, 2.375%, due 2/16/31	1,800	1,761
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	2,000	2,153
PepsiCo, Inc., 4.450%, due 4/14/46	2,250	2,910
The Kroger Co., 8.000%, due 9/15/29	2,000	2,828
TreeHouse Foods, Inc., 4.000%, due 9/1/28	1,400	1,391
United Rentals North America, Inc., 5.250%, due 1/15/30	1,250	1,371
Total Consumer Staples		15,334
Real Estate—2.5%
American Tower Corporation, 4.000%, due 6/1/25	2,500	2,757
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	2,500	2,601
Public Storage, 1.850%, due 5/1/28	3,100	3,129
Total Real Estate		8,487
Health Care—2.3%
Abbott Laboratories, 1.400%, due 6/30/30	2,000	1,936
AbbVie, Inc., 4.700%, due 5/14/45	2,250	2,816
Centene Corporation, 2.450%, due 7/15/28	1,300	1,319

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Health Care—(continued)
Gilead Sciences, Inc., 1.200%, due 10/1/27	$1,600	$1,562
Total Health Care		7,633
Materials—1.5%
Orbia Advance Corp S.A.B. de C.V.—144A, 5.875%, due 9/17/44	2,250	2,721
Suzano Austria GmbH, 3.125%, due 1/15/32	2,420	2,397
Total Materials		5,118
Energy—1.4%
ConocoPhillips, 6.500%, due 2/1/39	2,000	2,975
S.A. Global Sukuk Ltd.—144A, 2.694%, due 6/17/31	1,800	1,817
Total Energy		4,792
Utilities—0.7%
NextEra Energy Capital Holdings, Inc., 1.900%, due 6/15/28	2,400	2,425
Total Corporate Obligations		152,704
Total Long-Term Investments—99.5% (cost $317,820)		333,752
Repurchase Agreement—0.1%
Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $291, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $297	291	291
Total Repurchase Agreement—0.1% (cost $291)		291
Commercial Paper—0.3%
Sonoco Product Co., 0.102%, due 7/1/21	1,100	1,100
Total Commercial Paper—0.3% (cost $1,100)		1,100
Total Investments—99.9% (cost $319,211)		335,143

Securities Sold , Not Yet Purchased

U.S. Government Agency—(1.6)%
Federal National Mortgage Association (FNMA)—(1.6)%
TBA, 4.000%, due 7/1/51	(5,000)	(5,326)
Total Securities Sold, Not Yet Purchased—(1.6)% (proceeds $5,350)		(5,326)
Cash and other assets, less liabilities—1.7%		5,614
Net assets—100.0%		$335,431

See accompanying Notes to Financial Statements.

June 30, 20201	William Blair Funds	77

Bond Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

SOFR = Secured Overnight Financing Rate

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after June 30, 2021. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swaps, aggregating a total of $1,086 (in thousands).

(b) Amount is less than the minimum amount disclosed.

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY- 34	Buy	5.000%	3M	June 2025	ICE	$ 9,200	$(907)	$(922)	$(15)
CDX.NA.HY- 35	Buy	5.000%	3M	December 2025	ICE	5,000	(501)	(513)	(12)
CDX.NA.IG- 35	Buy	1.000%	3M	December 2030	ICE	15,000	(186)	(201)	(15)
Total net unrealized appreciation (depreciation) on swaps									$(42)

See accompanying Notes to Financial Statements.

78	Semiannual Report	June 30, 2021

Income Fund

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Ruta Ziverte

The William Blair Income Fund (Class N shares) (the “Fund”) returned a 0.83% decrease, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the Bloomberg Barclays Intermediate Government/Credit Bond Index (the “Index”), decreased 0.90%.

The Fund outperformed the Index on a relative basis in the first half of the year as sector allocation, security selection, and interest rate positioning drove excess returns, which offset the negative performance impact of rising yields in the first quarter.

The yield curve steepened in the period as longer-term yields rose while front-end (under two years maturity) yields declined modestly. Our underweight to U.S. Treasuries, driven by valuations, was the largest contributor to relative performance. Within the Treasury sector we opted to use a portion of our allocation to invest in inflation-linked U.S. Treasury Inflation-Protected Securities as they looked attractive versus nominal Treasuries as inflation expectations rose in the period.

Conversely, security selection within investment grade corporate exposure detracted from performance as Fund holdings emphasized higher-quality, more defensive companies. This was more than offset, however, by rate positioning within the sector. During the period lower-quality debt outperformed higher-quality debt and the strategy’s 10% limit on BBB-rated debt was a relative detractor. From an attribution perspective, interest rate impacts within the Fund’s agency mortgage-backed securities holdings detracted from relative performance. The use of credit default swap index hedging, used to reduce credit exposure at the margin, detracted from performance as credit spreads tightened in the period.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 72.

June 30, 2021	William Blair Funds	79

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	(0.83)%	0.33%	3.19%	1.87%	2.27%	—%
Class I	(0.76)	0.36	3.36	2.05	2.48	—
Class R6	(0.73)	0.41	—	—	—	3.16
Bloomberg Barclays Intermediate Government/Credit Bond Index	(0.90)	0.19	4.70	2.63	2.76	4.48

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

80	Semiannual Report	June 30, 2021

Income Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—47.4%
U.S. Treasury Inflation Indexed Notes/Bonds—5.0%
U.S. Treasury Inflation Indexed Bond, 2.375%, due 1/15/27	$331	$406
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	1,462	2,058
U.S. Treasury Inflation Indexed Bond, 3.375%, due 4/15/32	90	133
Total U.S. Treasury Inflation Indexed Notes/Bonds		2,597
U.S. Treasury—7.2%
U.S. Treasury Note, 0.350%, due 10/31/21	450	450
U.S. Treasury Note, 2.500%, due 2/15/22(a)	470	477
U.S. Treasury Note, 0.099%, due 1/31/23	500	500
U.S. Treasury Note, 0.250%, due 7/31/25	1,000	982
U.S. Treasury Note, 1.125%, due 2/28/27	600	605
U.S. Treasury Strip Principal, 0.000%, due 8/15/27	775	726
Total U.S. Treasury		3,740
Federal Home Loan Mortgage Corp. (FHLMC)—7.3%
#J13022, 4.000%, due 9/1/25	126	135
#G14150, 4.500%, due 4/1/26	38	40
#J16051, 4.500%, due 7/1/26	312	334
#G15030, 4.000%, due 3/1/29	232	251
#A17603, 5.500%, due 1/1/34	320	372
#G01705, 5.500%, due 6/1/34	578	674
#A45790, 7.500%, due 5/1/35	58	66
#G04126, 6.000%, due 6/1/37	131	156
#G04564, 6.000%, due 12/1/37	101	120
#G05566, 5.500%, due 12/1/38	74	86
#G05875, 5.500%, due 2/1/40	50	59
#G61450, 6.000%, due 4/1/40	1,191	1,426
#C03665, 9.000%, due 4/1/41	80	97
Total FHLMC Mortgage Obligations		3,816
Federal National Mortgage Association (FNMA)—27.9%
FNR G93-19 SH, 1M USD LIBOR + 56.169%, 11.234%, due 4/25/23, VRN	4	4
#255956, 5.500%, due 10/1/25	13	14
#AL2853, 4.500%, due 6/1/26	201	211
#AJ6954, 4.000%, due 11/1/26	65	70
#256639, 5.000%, due 2/1/27	3	4
#806458, 8.000%, due 6/1/28	54	60
#880155, 8.500%, due 7/1/29	85	96
#745519, 8.500%, due 5/1/32	38	41
#654674, 6.500%, due 9/1/32	25	29
#AD0725, 7.000%, due 12/1/32	404	482
#254693, 5.500%, due 4/1/33	3	4
#555531, 5.500%, due 6/1/33	29	33
#711736, 5.500%, due 6/1/33	47	54
#555591, 5.500%, due 7/1/33	5	6
#AL3455, 5.500%, due 11/1/33	929	1,080
#CA2754, 4.500%, due 11/1/33	—	—	(b)
#725424, 5.500%, due 4/1/34	31	36
#AL6413, 8.000%, due 8/1/34	114	131

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AL6412, 7.500%, due 9/1/35	$295	$338
#888884, 5.500%, due 12/1/35	73	84
#928658, 6.500%, due 9/1/37	12	14
#889371, 6.000%, due 1/1/38	1,357	1,613
#FM1735, 6.500%, due 10/1/38	1,043	1,276
#995076, 6.000%, due 11/1/38	374	449
#991911, 7.000%, due 11/1/38	45	51
#FM2467, 6.000%, due 1/1/39	382	459
#FM1736, 6.500%, due 10/1/39	982	1,184
#BM5204, 6.500%, due 6/1/40	106	127
#BM1689, 5.500%, due 8/1/40	231	267
#AL9226, 5.500%, due 12/1/41	1,655	1,945
#AL9225, 6.000%, due 1/1/42	1,069	1,270
#BM1328, 6.000%, due 1/1/42	1,157	1,380
#BM5121, 5.500%, due 12/1/48	1,446	1,726
Total FNMA Mortgage Obligations		14,538

Asset-Backed Securities—5.3%
Automobile—2.9%
Carmax Auto Owner Trust, 2021-1, Tranche C, 0.940%, 12/15/26	550	548
GM Financial Automobile Leasing Trust, 2020-1, Tranche C, 2.040%, 12/20/23	950	966
Total Automobile		1,514
Credit Card—1.6%
Citibank Credit Card Issuance Trust, 2016-A3, Tranche A3, 1M USD LIBOR + 0.490%, 0.570%, 12/7/23, VRN	800	802
Other—0.8%
Verizon Owner Trust, 2020-A, Tranche C,2.060%, 7/22/24	425	436
Total Asset-Backed Securities		2,752

Corporate Obligations—46.6%
Financials—20.3%
Bank of America Corporation, SOFR + 0.910%, 0.981%, due 9/25/25, VRN	700	700
Bank of Montreal, SOFR + 0.680%, 0.726%, due 3/10/23, VRN	600	605
Brookfield Finance, Inc., 4.250%, due 6/2/26	550	619
Canadian Imperial Bank of Commerce, SOFR + 0.800%, 0.850%, due 3/17/23, VRN	750	756
Capital One Financial Corporation, 4.200%, due 10/29/25	500	559
Citigroup, Inc., SOFR + 0.770%, 0.817%, due 6/9/27, VRN	625	626

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	81

Income Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Financials—(continued)
Intercontinental Exchange, Inc., 3.750%, due 12/1/25	$450	$499
JPMorgan Chase & Co., SOFR + 3.125%, 4.600%, due 2/1/25, VRN	450	467
KeyBank NA, SOFR + 0.340%, 0.390%, due 1/3/24, VRN	700	701
Morgan Stanley, SOFR + 0.745%, 0.864%, due 10/21/25, VRN	550	550
New York Life Global Funding—144A, SOFR + 0.480%, 0.526%, due 6/9/26, VRN	600	601
Royal Bank of Canada, SOFR + 0.450%, 0.475%, due 10/26/23, VRN	350	352
Simon Property Group L.P., 3.300%, due 1/15/26	550	599
Skandinaviska Enskilda Banken AB—144A, 0.850%, due 9/2/25	500	495
The Bank of Nova Scotia, SOFR + 0.545%, 0.587%, due 3/2/26, VRN	675	676
The Charles Schwab Corporation, SOFR + 0.520%, 0.554%, due 5/13/26, VRN	470	472
The Goldman Sachs Group, Inc., SOFR + 0.810%, 0.856%, due 3/9/27, VRN	600	600
Wells Fargo & Co., 4.480%, due 1/16/24	650	711
Total Financials		10,588
Communication Services—5.6%
Amazon.com, Inc., 1.500%, due 6/3/30	450	442
AT&T, Inc., 4.125%, due 2/17/26	400	450
Comcast Corporation, 3.950%, due 10/15/25	600	673
Tencent Holdings Ltd.—144A, 1.810%, due 1/26/26	700	711
Verizon Communications, Inc., SOFR + 0.790%, 0.840%, due 3/20/26, VRN	600	611
Total Communication Services		2,887
Consumer Discretionary—4.8%
American Honda Finance Corporation, 1.200%, due 7/8/25	450	454
BMW US Capital LLC Co.—144A, SOFR + 0.530%, 0.580%, due 4/1/24, VRN	110	111
Costco Wholesale Corporation, 1.375%, due 6/20/27	500	504

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Consumer Discretionary—(continued)
General Motors Financial Co., Inc., SOFR + 0.760%, 0.804%, due 3/8/24, VRN	$500	$504
Toll Brothers Finance Corporation, 3.800%, due 11/1/29	250	268
Toyota Motor Credit Corporation, SOFR + 0.330%, 0.349%, due 1/11/24, VRN	650	652
Total Consumer Discretionary		2,493
Consumer Staples—2.0%
The Hershey Co., 0.900%, due 6/1/25	525	527
The Kroger Co., 8.000%, due 9/15/29	350	495
Total Consumer Staples		1,022
Industrials—2.9%
Caterpillar Financial Services Corporation, SOFR + 0.245%, 0.280%, due 5/17/24, VRN	600	601
Johnson Controls International plc, 1.750%, due 9/15/30	350	337
United Parcel Service, Inc., 3.900%, due 4/1/25	500	554
Total Industrials		1,492
Information Technology—2.8%
HP, Inc.—144A, 1.450%, due 6/17/26	600	597
Intuit, Inc., 0.950%, due 7/15/25	450	452
Roper Technologies, Inc., 4.200%, due 9/15/28	375	431
Total Information Technology		1,480
Energy—2.6%
ConocoPhillips Co., 4.950%, due 3/15/26	600	698
S.A. Global Sukuk Ltd.—144A, 1.602%, due 6/17/26	175	175
Shell International Finance BV, 0.375%, due 9/15/23	500	500
Total Energy		1,373
Health Care —4.2%
Abbott Laboratories, 1.150%, due 1/30/28	600	588
Centene Corporation, 2.450%, due 7/15/28	200	203
Gilead Sciences, Inc., 1.200%, due 10/1/27	400	390
GlaxoSmithKline Capital plc, 0.534%, due 10/1/23	300	300
Merck & Co., Inc., 0.750%, due 2/24/26	700	697
Total Health Care		2,178

See accompanying Notes to Financial Statements.

82	Semiannual Report	June 30, 2021

Income Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Materials—1.1%
Fibria Overseas Finance, Ltd., 5.500%, due 1/17/27	$500	$580
Real Estate—0.3%
Public Storage, SOFR + 0.470%, 0.495%, due 4/23/24, VRN	175	175
Total Corporate Obligations		24,268
Total Long-Term Investments—99.3% (cost $50,609)		51,711

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $149, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $152	149	149
Total Repurchase Agreement—0.3% (cost $149)		149
Total Investments—99.6% (cost $50,758)		51,860

Securities Sold, Not Yet Purchased

U.S. Government Agency—(2.0)%
Federal National Mortgage Association (FNMA)—(2.0)%
TBA, 4.000%, due 7/1/51	(1,000)	(1,065)
Total Securities Sold, Not Yet Purchased—(2.0)% (proceeds $1,070)		(1,065)
Cash and other assets, less liabilities—2.4%		1,254
Net assets—100.0%		$52,049

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

SOFR = Secured Overnight Financing Rate

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after June 30, 2021. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swap, aggregating a total of $214 (in thousands).

(b) Amount is less than the minimum amount disclosed.

Centrally Cleared Credit Default Swap

Reference Entity	Buy/Sell Protection	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY- 34	Buy	5.000%	3M	June 2025	ICE	$4,600	$(454)	$(462)	$(8)

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	83

Low Duration Fund

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kathleen M. Lynch, CFA Vesta Marks, CFA, CAIA Ruta Ziverte

The William Blair Low Duration Fund (Class N shares) (the “Fund”) returned 0.05%, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the ICE BofAML 1-Year US Treasury Note Index (the “Index”), returned 0.09%.

Relative performance was driven by coupon income, which offset the negative impact of paydowns. Specifically, income from the Fund’s holdings of agency mortgage-backed securities (“MBS”), investment grade corporates, and asset-backed securities sectors drove absolute and relative performance in the first half. The use of floating rate securities also contributed to relative performance as they outperformed fixed-rate securities in the period.

Conversely, the Fund’s underweight position in the U.S. Treasury sector detracted from relative performance. The Index uses a single Treasury security to represent market performance of the risk-free rate. From an attribution perspective, paydown and price impacts in the agency MBS sector was a relative detractor in the period. However, in total, this sector was a contributor to absolute and relative performance given the income earned.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 72.

84	Semiannual Report	June 30, 2021

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	0.05%	0.74%	2.19%	1.54%	1.28%
Class I	0.12	0.90	2.35	1.70	1.44
Class R6	0.15	0.94	2.39	1.75	1.51
ICE BofAML 1-Year US Treasury Note Index	0.09	0.22	2.01	1.47	0.90

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The ICE BofAML 1-Year US Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

June 30, 2021	William Blair Funds	85

Low Duration Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—51.6%
U.S. Treasury—7.0%
U.S. Treasury Note, 2.500%, due 1/15/22	$2,300	$2,330
U.S. Treasury Note, 0.204%, due 1/31/22	2,000	2,002
U.S. Treasury Note, 0.164%, due 4/30/22	2,500	2,502
U.S. Treasury Strip Principal, 0.000%, due 8/15/21	3,000	3,000
Total U.S. Treasury		9,834
Federal Home Loan Mortgage Corp. (FHLMC)—10.8%
#E02322, 5.500%, due 5/1/22	2	2
#G12725, 6.000%, due 6/1/22	8	8
#G13225, 5.000%, due 6/1/23	253	264
#J08450, 5.500%, due 7/1/23	4	4
#J08703, 5.500%, due 9/1/23	3	3
#C00351, 8.000%, due 7/1/24	14	14
#J11208, 5.000%, due 11/1/24	12	12
#G00363, 8.000%, due 6/1/25	23	24
#C80329, 8.000%, due 8/1/25	4	5
#G14643, 4.000%, due 8/1/26	61	65
#G14550, 4.500%, due 9/1/26	353	372
#G15360, 4.500%, due 11/1/26	139	148
#G04821, 8.500%, due 7/1/31	1,027	1,250
#G02454, 6.500%, due 7/1/32	441	504
#ZT1221, 5.500%, due 1/1/33	417	481
#A81372, 6.000%, due 8/1/38	123	143
#G04745, 6.000%, due 9/1/38	121	139
#G04687, 6.000%, due 9/1/38	31	36
#G06085, 6.500%, due 9/1/38	30	36
#G60681, 7.000%, due 2/1/39	4,230	5,156
#G07480, 6.000%, due 5/1/39	539	638
#G07058, 6.000%, due 9/1/39	548	669
#G60680, 6.500%, due 9/1/39	516	619
#G61450, 6.000%, due 4/1/40	3,572	4,277
#G61050, 5.500%, due 3/1/41	247	289
Total FHLMC Mortgage Obligations		15,158
Federal National Mortgage Association (FNMA)—33.8%
#323933, 7.000%, due 9/1/29	194	225
#880993, 6.000%, due 1/1/22	—	—	(a)
#888982, 6.000%, due 12/1/22	12	12
#972934, 5.500%, due 2/1/23	14	14
#889670, 5.500%, due 6/1/23	3	3
#AE0011, 5.500%, due 9/1/23	2	1
#995253, 5.500%, due 12/1/23	103	105
#995395, 6.000%, due 12/1/23	5	5
#190988, 9.000%, due 6/1/24	1	1
#AL8529, 6.000%, due 11/1/24	1,477	1,536
#AL2853, 4.500%, due 6/1/26	636	670
#AL9730, 4.500%, due 2/1/27	1,108	1,178
#AL3388, 4.000%, due 9/1/27	235	250
#AL9870, 6.500%, due 2/1/28	520	584
#AL4502, 4.000%, due 11/1/28	391	423

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AL9857, 4.000%, due 2/1/29	$3,002	$3,200
#555933, 7.000%, due 6/1/32	259	293
#555866, 7.500%, due 3/1/33	148	172
#745409, 7.000%, due 4/1/33	352	397
#CA2408, 4.000%, due 10/1/33	137	150
#CA2754, 4.500%, due 11/1/33	88	97
#725228, 6.000%, due 3/1/34	639	749
#AL6413, 8.000%, due 8/1/34	133	152
#AD0720, 5.500%, due 12/1/34	177	204
#CA5298, 4.000%, due 2/1/35	3,849	4,238
#AL6412, 7.500%, due 9/1/35	492	563
#CA8368, 2.000%, due 12/1/35	—	—	(a)
#886762, 7.000%, due 9/1/36	156	187
#AD0731, 7.500%, due 8/1/37	3,619	4,358
#888530, 7.500%, due 8/1/37	1,367	1,720
#AL6411, 7.000%, due 12/1/37	968	1,115
#889219, 6.000%, due 3/1/38	930	1,144
#FM1735, 6.500%, due 10/1/38	1,862	2,278
#995076, 6.000%, due 11/1/38	1,708	2,047
#AD0100, 7.000%, due 12/1/38	374	447
#FM2467, 6.000%, due 1/1/39	1,529	1,834
#FM1736, 6.500%, due 10/1/39	2,372	2,859
#BM5204, 6.500%, due 6/1/40	2,053	2,465
#AL0515, 6.000%, due 7/1/40	414	503
#BM3525, 6.000%, due 4/1/41	2,157	2,564
#AL9226, 5.500%, due 12/1/41	2,234	2,625
#BM1328, 6.000%, due 1/1/42	1,113	1,327
#AL9225, 6.000%, due 1/1/42	1,749	2,079
#AL6276, 5.500%, due 10/1/43	133	154
#BM5121, 5.500%, due 12/1/48	954	1,139
#CA5837, 6.000%, due 7/1/49	1,273	1,524
Total FNMA Mortgage Obligations		47,591

Asset-Backed Securities—11.2%
Automobile—5.9%
CarMax Auto Owner Trust, 2020-1, Tranche C, 2.340%, 11/17/25	600	620
Ford Credit Auto Lease Trust 2019-B, 2019-B, Tranche A4, 2.270%, 11/15/22	329	332
GM Financial Automobile Leasing Trust, 2019-2, Tranche C, 3.120%, 3/20/23	500	505
GM Financial Automobile Leasing Trust, 2020-1, Tranche C, 2.040%, 12/20/23	1,400	1,423
GM Financial Consumer Automobile Receivables Trust, 2018-4, Tranche A3, 3.210%, 10/16/23	328	332
Mercedes-Benz Auto Lease Trust 2020-B, 2020-B, Tranche A2, 0.310%, 2/15/23	355	356

See accompanying Notes to Financial Statements.

86	Semiannual Report	June 30, 2021

Low Duration Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Asset-Backed Securities—(continued)
Automobile—(continued)
Nissan Auto Lease Trust 2020-B, 2020-B, Tranche A3, 0.430%, 10/16/23	$550	$551
Nissan Auto Receivables 2020-A Owner Trust, 2020-A, Tranche A3, 1.380%, 12/16/24	1,126	1,140
Tesla Auto Lease Trust 2018-B—144A, 2018-B, Tranche A, 3.710%, 8/20/21	4	4
Tesla Auto Lease Trust—144A, 2019-A, Tranche C, 2.680%, 1/20/23	675	691
Toyota Auto Receivables 2020-B Owner Trust, 2020-B, Tranche A2, 1.380%, 12/15/22	434	435
Toyota Auto Receivables 2021-B Owner Trust, 2021-B, Tranche A2, 0.140%, 1/16/24	1,900	1,900
Total Automobile		8,289
Credit Card—2.2%
American Express Credit Account Master Trust, 2017-5, Tranche B, 1M USD LIBOR + 0.580%, 0.653%, 2/18/25, VRN	450	452
Chase Issuance Trust, 2017-A2, Tranche A, 1M USD LIBOR + 0.400%, 0.473%, 3/15/24, VRN	1,545	1,551
Citibank Credit Card Issuance Trust, 2016-A3, Tranche A3, 1M USD LIBOR + 0.490%, 0.570%, 12/7/23, VRN	1,150	1,153
Total Credit Card		3,156
Other—3.1%
CNH Equipment Trust 2020-A, 2020-A, Tranche A3, 1.160%, 6/16/25	300	303
Kubota Credit Owner Trust—144A, 2020-2A, Tranche A2, 0.410%, 6/15/23	1,167	1,168
PFS Financing Corp.—144A, 2018-F, Tranche B, 3.770%, 10/15/23	1,000	1,010
Verizon Owner Trust, 2020-A, Tranche C, 2.060%, 7/22/24	1,250	1,282
Verizon Owner Trust 2018-A, 2018-A, Tranche A1A, 3.230%, 4/20/23	520	524
Verizon Owner Trust 2019-C, 2019-C, Tranche C, 2.160%, 4/22/24	60	62
Total Other		4,349
Total Asset-Backed Securities		15,794

Issuer	Principal Amount	Value

Corporate Obligations—36.7%
Financials—27.9%
Bank of America Corporation, SOFR + 0.970%, 0.995%, due 7/22/27, VRN	$2,850	$2,894
Bank of Montreal, SOFR + 0.680%, 0.726%, due 3/10/23, VRN	2,700	2,722
Canadian Imperial Bank of Commerce, SOFR + 0.800%, 0.850%, due 3/17/23, VRN	1,000	1,009
Canadian Imperial Bank of Commerce, SOFR + 0.400%, 0.447%, due 12/14/23, VRN	1,900	1,903
Citigroup, Inc., SOFR + 0.770%, 0.817%, due 6/9/27, VRN	2,750	2,754
JPMorgan Chase & Co., SOFR + 0.885%, 0.910%, due 4/22/27, VRN	2,750	2,785
KeyBank NA, SOFR + 0.340%, 0.390%, due 1/3/24, VRN	2,700	2,703
Met Tower Global Funding—144A, SOFR + 0.550%, 0.572%, due 1/17/23, VRN	1,481	1,490
Metropolitan Life Global Funding I—144A, SOFR + 0.320%, 0.337%, due 1/7/24, VRN	1,500	1,505
Morgan Stanley, SOFR + 0.700%, 0.725%, due 1/20/23, VRN	2,750	2,760
New York Life Global Funding—144A, SOFR + 0.480%, 0.526%, due 6/9/26, VRN	2,750	2,754
Royal Bank of Canada, SOFR + 0.450%, 0.475%, due 10/26/23, VRN	1,500	1,507
Royal Bank of Canada, SOFR + 0.525%, 0.548%, due 1/20/26, VRN	1,500	1,505
The Bank of Nova Scotia, SOFR + 0.550%, 0.598%, due 9/15/23, VRN	2,000	2,014
The Bank of Nova Scotia, SOFR + 0.545%, 0.587%, due 3/2/26, VRN	980	982
The Charles Schwab Corporation, SOFR + 0.520%, 0.554%, due 5/13/26, VRN	2,500	2,513
The Goldman Sachs Group, Inc., SOFR + 0.810%, 0.856%, due 3/9/27, VRN	2,750	2,749
The Toronto-Dominion Bank, SOFR + 0.355%, 0.399%, due 3/4/24, VRN	2,700	2,707
Total Financials		39,256

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	87

Low Duration Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Consumer Discretionary —2.4%
BMW US Capital LLC Co.—144A, SOFR + 0.530%, 0.580%, due 4/1/24, VRN	$500	$504
Toyota Motor Credit Corporation, SOFR + 0.330%, 0.349%, due 1/11/24, VRN	2,800	2,810
Total Consumer Discretionary		3,314
Communication Services—2.1%
Verizon Communications, Inc., SOFR + 0.790%, 0.840%, due 3/20/26, VRN	2,900	2,955
Industrials—2.0%
Caterpillar Financial Services Corporation, SOFR + 0.245%, 0.280%, due 5/17/24, VRN	2,750	2,754
Real Estate—1.4%
Public Storage, SOFR + 0.470%, 0.495%, due 4/23/24, VRN	2,005	2,009
Health Care—0.9%
Roche Holdings, Inc.—144A, SOFR + 0.240%, 0.284%, due 3/5/24, VRN	1,275	1,277
Total Corporate Obligations		51,565
Total Long-Term Investments—99.5% (cost $139,422)		139,942
Total Investments—99.5% (cost $139,422)		139,942

Issuer	Principal Amount	Value

Securities Sold, Not Yet Purchased U.S. Government Agency—(15.0)%
Federal National Mortgage Association (FNMA)—(15.0)%
TBA, 2.500%, due 7/1/36	$(10,000)	$(10,428)
TBA, 4.000%, due 7/1/51	(10,000)	(10,652)
Total Securities Sold, Not Yet Purchased—(15.0)% (proceeds $21,129)		(21,080)
Cash and other assets, less liabilities—15.5%		21,831
Net assets—100.0%		$140,693

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

SOFR = Secured Overnight Financing Rate

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after June 30, 2021. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

(a) Amount is less than the minimum amount disclosed.

See accompanying Notes to Financial Statements.

88	Semiannual Report	June 30, 2021

Emerging Markets Debt Market Review and Outlook

Markets traded on a positive note throughout the second quarter of 2021 amid improved prospects for global economic activity as a growing number of economies continued to reopen, supported by falling COVID-19 cases and accelerating vaccination programs.

In the United States, where economic growth conditions have rebounded sharply versus those in 2020, the Federal Reserve continued to indicate the continuation of extraordinary monetary policy accommodation as concerns about rising inflationary pressures were mitigated by disappointing job creation. Overall, a positive combination of improving global growth and favorable liquidity conditions continued to support investor sentiment, leading to higher equity and commodity prices and tighter credit spreads during the period.

In this context, the credit spread of the J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBIGD) ended the second quarter at 340 basis points (bps), compressing by 15 bps, with the index returning 4.06% in U.S. dollar terms during the period. The strong performance of the index was driven by high-yielding countries, where credit spreads compressed by 37 bps, on average.

We retain a constructive outlook for the asset class. We believe that a positive combination of improving global growth and favorable liquidity conditions will continue supporting investor sentiment throughout the third quarter of the year.

Across emerging markets (EMs), we believe credit fundamentals should continue to recover amid improving economic growth, rising global trade, and higher commodity prices. Moreover, prospects for a $650 billion increase in the International Monetary Fund’s Special Drawing Rights (SDR) allocation to EM countries underscore strong support from multilateral organizations.

While we believe U.S. Treasury yields should remain the main headwind for EM debt returns over the coming quarter, we see limited scope for a significant increase in yields. We anticipate the continuation of extraordinary monetary policy accommodation in the United States as concerns about rising inflationary pressures may be mitigated by disappointing job creation.

In our opinion, technical conditions should also remain supported by positive investor flows, contained new net debt issuance, and strong inflows from non-dedicated, crossover investors attracted by favorable valuations of EM debt relative to developed-market credit.

In our view, EM debt hard currency valuations remain attractive, especially in the high-yield space, where credit spreads remain above long-term averages. These valuations are particularly attractive relative to U.S. high-yield corporate credit. We believe the risk premia in EM debt hard currency sovereign credit overcompensate investors for default and loss-given-default risks.

In this overall context, we see prospects for EM debt risk premia compression, and we expect tighter credit spreads to partly offset marginally higher U.S. Treasury yields in the coming months.

We believe that improving credit fundamentals, ample liquidity conditions, positive investor flows, strong support from multilateral organizations, and attractive valuations should all underpin the performance of the asset class during the third quarter of the year.

June 30, 2021	William Blair Funds	89

Emerging Markets Debt Fund

The Emerging Markets Debt Fund seeks to provide attractive risk-adjusted returns relative to the Fund’s benchmark through investments in hard currency denominated debt issued in emerging market countries.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Marcelo Assalin, CFA Marco Ruijer, CFA

The William Blair Emerging Markets Debt Fund (Class I shares) posted a 0.37% increase, net of fees, for the period since inception (May 25, 2021) through June 30, 2021 (the “period”). By comparison, the Fund’s benchmark index, the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified (the “Index”), increased 0.92%.

Higher-Risk Countries

In higher-risk countries, our overweight positions in Ukraine, Cameroon and Ghana contributed the most to performance during the period, while our overweight positions in Sri Lanka, Lebanon and Egypt detracted the most.

In Ukraine, while uncertainty remained about the timeline of further disbursements from the International Monetary Fund (IMF), our overweight position in warrants linked to gross domestic product (GDP) outperformed. This outperformance in Ukraine was driven by higher expectations for future payout ratios of the instrument amid growing prospects for economic improvement in the country.

In Cameroon, our overweight position benefitted from an export boost driven by a surge in commodity prices and staff level agreement agreed at the end of May with the IMF. Through the result of a successful liability management exercise, Cameroon has not only eased its medium term amortization program but also reduced concerns that Cameroon would apply for debt relief under the common framework.

In Ghana, bonds continue to perform well amid improving prospects for policy continuity under President Nana Akufo-Addo’s second term. Investors expect the ruling party to continue to seek fiscal prudence through a combination of revenue and expenditure measures. Our corporate exposure to an oil company operating in Ghana also added meaningfully to performance.

In Sri Lanka, bond prices fell sharply during the period reversing stellar investor optimism throughout April and May. Fitch affirmed Sri Lanka’s external debt at a CCC rating citing concerns about a problematic medium-term debt repayment burden, low levels of FX reserves and rising government debt levels.

Lebanon continued to underperform given the continued delay in the formation of a government. Lebanon also faced further headwinds as the number of COVID-19 infections surged during the festive season. The government has limited means to curb the deterioration of economic conditions.

Lastly, in Egypt sentiment waned on the back of concerns that Egypt is unlikely to extend the IMF program which has been such a strong anchor for policy reform. These fears came on the back of weak balance of payments data for the first quarter which showed imports rising significantly. As Egypt is a favored overweight position for EMBI investors the impact has been more emphatic as positions were reduced during the period on these negative headlines.

Medium-risk countries

In medium-risk countries, overweight positions in Brazil, Dominican Republic and Bahrain contributed the most to performance during the period. Meanwhile, overweight positions in Paraguay, Senegal and Benin detracted the most.

90	Semiannual Report	June 30, 2021

Emerging Markets Debt Fund

Our diverse corporate positions continued to contribute to outperformance in Brazil through security selection in Brazil. Performance was led by investments in oil and gas, consumer, financials, and metals and mining. This was slightly offset by a new issue in transportation.

In the Dominican Republic, while we believe growth is picking up and there is renewed momentum in fiscal reform, inflation has spiked to the highest level in more than a decade. Moreover, although the country has one of the highest COVID-19 vaccination rates in the region at roughly 70% of the adult population, questions about the efficacy of the Sinovac vaccine have led to concerns about how vulnerable the country remains to the virus. Within corporates, we benefited from a position in a local utility. Security selection was the primary driver of outperformance in the Dominican Republic.

In Bahrain our overweight position added value as higher oil prices have improved market confidence that GCC support will be more forthcoming and will help to alleviate the fiscal burden following the announcement of an economic stimulus package designed to limit the impact of COVID-19.

In Senegal an announcement of delays to oil and gas production have increased fears that debt levels will continue to rise for longer whilst the market also had to absorb the issuance of a new 15-year euro denominated bond. Similarly, in Benin expectations of a new issue and the stronger performance of USD denominated bonds in Sub Saharan Africa held back the performance of our euro denominated holding.

Lower-risk countries

In lower-risk countries, overweight positions in India and Thailand contributed the most to performance, while overweight positions in Romania and Serbia and an underweight position in Peru detracted the most.

In India, where we maintained an overweight position mainly through corporates, performance was driven by security selection. A diversified commodity producer generated most of the outperformance in India. Positions in renewable energy, steel, and infrastructure also contributed, although this was marginally offset by quasi-sovereign credit exposures.

In Thailand, our position in a local bank underperformed amid local protests and worsening COVID-19 situation.

In Romania and Serbia, our holdings in euro-denominated bonds, which are more sensitive to German bunds than to U.S. Treasury price movement, underperformed as a retracement in U.S. yields was not matched by euro-denominated fixed income.

Lastly, Peru outperformed over the month of June, as the pessimism priced in by markets following recent Presidential elections was faded. Some ratings sensitive insurance companies bought bonds in the days after the election, despite the market unfriendly candidate winning the election, as they found valuations in Peruvian bonds to be attractive given its rating. Others pointed to signs of moderation from the Castillo administration such as Castillo asking Central Bank President Velarde to stay in his post as reasons to buy. We however remain skeptical about how moderate Castillo’s administration will be.

Please refer to the Emerging Markets Debt Market Review and Outlook relating to the Fund on page 89.

June 30, 2021	William Blair Funds	91

Emerging Markets Debt Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021
Since Inception(a)
Class I	0.37%
Class R6	0.37
JPMorgan EMBI Global Diversified	0.92

(a)	Since inception is for the period from May 25, 2021 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks the total return of U.S.-dollar denominated debt instruments issued by sovereign and quasi-sovereign entities.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

92	Semiannual Report	June 30, 2021

Emerging Markets Debt Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount		Value

Foreign Government Bonds—61.6%
Angola—2.0%
Angolan Government International Bond, 9.500%, due 11/12/25		$250	$274
Angolan Government International Bond, 9.375%, due 5/8/48		200	209
			483
Argentina—0.8%
Argentine Republic Government International Bond, 0.125%, due 7/9/41, VRN(a)		300	107
Argentine Republic Government International Bond, 0.125%, due 7/9/46, VRN(a)		125	40
Argentine Republic Government International Bond, 0.125%, due 7/9/41, VRN(a)	EUR	125	46
			193
Armenia—0.8%
Republic of Armenia International Bond, 3.600%, due 2/2/31		$200	189
Bahrain—2.0%
Bahrain Government International Bond, 5.450%, due 9/16/32		200	199
Bahrain Government International Bond, 6.250%, due 1/25/51		300	285
			484
Belarus—0.7%
Republic of Belarus International Bond, 6.378%, due 2/24/31		200	173
Belize—0.4%
Belize Government International Bond, 4.938%, due 2/20/34, VRN(a)		213	85
Benin—0.5%
Benin Government International Bond, 6.875%, due 1/19/52	EUR	100	124
Brazil—1.7%
Brazilian Government International Bond, 5.625%, due 1/7/41		$200	217
Fed Republic of Brazil, 3.750%, due 9/12/31		200	198
			415
Cameroon—2.0%
Republic of Cameroon International Bond, 9.500%, due 11/19/25		200	234
Republic of Cameroon—144A, 5.950%, due 7/7/32	EUR	200	237
			471
Chile—0.8%
Chile Government International Bond, 3.100%, due 1/22/61		$200	191
Colombia—2.2%
Colombia Government International Bond, 6.125%, due 1/18/41		450	532

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Dominican Republic—1.4%
Dominican Republic International Bond, 5.875%, due 1/30/60		$350	$349
Ecuador—1.9%
Ecuador Government International Bond, 0.500%, due 7/31/30, VRN(a)		160	137
Ecuador Government International Bond, 0.500%, due 7/31/35, VRN(a)		150	103
Ecuador Government International Bond, 0.500%, due 7/31/40, VRN(a)		150	93
Ecuador Government International Bond, 0.000%, due 7/31/30		250	138
			471
Egypt—3.2%
Egypt Government International Bond, 5.875%, due 2/16/31		200	193
Egypt Government International Bond, 3.875%, due 2/16/26		250	246
Egypt Government International Bond, 7.500%, due 2/16/61		350	326
			765
El Salvador—0.8%
El Salvador Government International Bond, 8.250%, due 4/10/32		200	189
Gabon—1.3%
Gabon Government International Bond, 6.625%, due 2/6/31		300	301
Ghana—1.7%
Ghana Government International Bond, 8.875%, due 5/7/42		200	202
Ghana Government International Bond, 8.625%, due 4/7/34		200	206
			408
Indonesia—1.6%
Indonesia Government International Bond, 3.400%, due 9/18/29		350	379
Iraq—1.1%
Iraq International Bond, 6.752%, due 3/9/23		250	255
Ivory Coast—0.5%
Ivory Coast Government International Bond, 6.625%, due 3/22/48	EUR	100	125
Jamaica—1.0%
Jamaica Government International Bond, 6.750%, due 4/28/28		$200	234
Kenya—0.8%
Kenya Government International Bond-144A, 6.300%, due 1/23/34		200	200
Lebanon—0.6%
Lebanon Government International Bond, 6.850%, due 3/23/27(b)		600	74

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	93

Emerging Markets Debt Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Lebanon (continued)
Lebanon Government International Bond, 5.800%, due 4/14/20(b)		600	$74
			148
Macedonia—0.5%
North Macedonia Government International Bond, 3.675%, due 6/3/26	EUR	100	131
Mexico—0.8%
Mexico Government International Bond, 3.750%, due 4/19/71		$200	183
Nigeria—0.9%
Nigeria Government International Bond, 7.696%, due 2/23/38		200	205
Oman—1.9%
Oman Government International Bond, 6.000%, due 8/1/29		200	212
Oman Government International Bond, 6.750%, due 1/17/48		250	249
			461
Pakistan—1.0%
Pakistan Government International Bond, 6.000%, due 4/8/26		250	252
Panama—1.9%
Panama Government International Bond, 4.500%, due 5/15/47		200	227
Panama Government International Bond, 4.500%, due 4/1/56		200	227
			454
Paraguay—1.0%
Paraguay Government International Bond, 5.600%, due 3/13/48		200	235
Peru—0.7%
Peruvian Government International Bond, 3.230%, due 7/28/21		180	158
Philippines—1.1%
Philippine Government International Bond, 3.700%, due 2/2/42		250	269
Qatar—2.9%
Qatar Government International Bond, 3.750%, due 4/16/30		300	340
Qatar Government International Bond, 4.400%, due 4/16/50		300	365
			705
Romania—1.8%
Romanian Government International Bond, 4.625%, due 4/3/49	EUR	200	301
Romanian Government International Bond, 3.500%, due 4/3/34		100	135
			436

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Russia—2.1%
Russian Foreign Bond, 5.100%, due 3/28/35		$200	$238
Russian Foreign Bond, 5.625%, due 4/4/42		200	256
			494
Saudi Arabia—2.1%
Saudi Government International Bond, 2.250%, due 2/2/33		200	195
Saudi Government International Bond, 3.450%, due 2/2/61		300	299
			494
Senegal—0.5%
Senegal Government International Bond—144A, 5.375%, due 6/8/37	EUR	100	117
Serbia—1.6%
Serbia International Bond, 3.125%, due 5/15/27		300	395
South Africa—0.8%
Republic of South Africa Government International Bond, 5.650%, due 9/27/47		$200	204
Sri Lanka—1.6%
Sri Lanka Government International Bond, 6.850%, due 3/14/24		200	138
Sri Lanka Government International Bond, 7.850%, due 3/14/29		400	253
			391
Tunisia—0.7%
Banque Centrale de Tunisie International Bond, 5.625%, due 2/17/24	EUR	150	166
Turkey—3.1%
Hazine Mustesarligi Varlik Kiralama A.S.—144A, 5.125%, due 6/22/26		$200	200
Turkey Government International Bond, 4.875%, due 4/16/43		200	159
Turkey Government International Bond, 5.750%, due 5/11/47		200	170
Turkey Government International Bond, 5.600%, due 11/14/24		200	205
			734
Ukraine—2.9%
Ukraine Government International Bond, 1.258%, due 5/31/40, VRN(a)		200	237
Ukraine Government International Bond, 7.750%, due 9/1/22		150	157
Ukraine Government International Bond, 7.253%, due 3/15/33		300	312
			706
Uruguay—0.8%
Uruguay Government International Bond, 4.975%, due 4/20/55		150	193

See accompanying Notes to Financial Statements.

94	Semiannual Report	June 30, 2021

Emerging Markets Debt Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Foreign Government Bonds—(continued)
Zambia—1.1%
Zambia Government International Bond, 8.500%, due 4/14/24	$200	$128
Zambia Government International Bond, 8.970%, due 7/30/27	200	126
		254
Total Foreign Government Bonds—61.6% (cost $14,892)		14,801

Foreign Corporate Bonds—32.1%
Brazil—1.7%
Atento Luxco 1 S.A., 8.000%, due 2/10/26	100	109
CSN Islands XII Corporation, 7.000%, (c)	100	100
MV24 Capital BV, 6.748%, due 6/1/34	187	207
		416
Chile—1.8%
Empresa Nacional del Petroleo, 5.250%, due 11/6/29	200	223
Kenbourne Invest S.A., 4.700%, due 1/22/28	200	201
		424
China—1.9%
CNAC HK Finbridge Co., Ltd., 4.875%, due 3/14/25	200	219
Sinopec Group Overseas Development 2015, Ltd., 4.100%, due 4/28/45	200	226
		445
Colombia—0.8%
SierraCol Energy Andina LLC—144A, 6.000%, due 6/15/28	200	203
Costa Rica—0.7%
Instituto Costarricense, 6.375%, due 5/15/43	200	172
Dominican Republic—0.9%
AES Andres BV—144A, 5.700%, due 5/4/28	200	206
Ghana—0.7%
Tullow Oil plc, 7.000%, due 3/1/25	200	177
Guatemala—0.9%
Investment Energy Resources Ltd.—144A, 6.250%, due 4/26/29	200	216
India—1.6%
Continuum Energy Levante, 4.500%, due 2/9/27	200	205
Export-Import Bank of India, 2.250%, due 1/13/31	200	186
		391

Issuer	Principal Amount	Value

Foreign Corporate Bonds—(continued)

Indonesia—3.8%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.250%, due 10/24/42	$250	$282
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.375%, due 1/25/29	200	233
PT Bank Tabungan Negara Persero Tbk, 4.200%, due 1/23/25	200	204
PT Pertamina Persero, 2.300%, due 2/9/31	200	192
		911
Jamaica—0.9%
Sagicor Financial Co. Ltd.—144A, 5.300%, due 5/13/28	200	207
Kazakhstan—1.0%
KazMunayGas National Co. JSC, 5.750%, due 4/19/47	200	249
Malaysia—3.1%
1MDB Global Investments, Ltd., 4.400%, due 3/9/23	500	504
Petronas Capital, Ltd., 4.550%, due 4/21/50	200	247
		751
Mexico—3.3%
Banco Mercantil De Norte, 7.625%, due 12/31/99	200	226
Petroleos Mexicanos, 6.500%, due 1/23/29	200	207
Petroleos Mexicanos, 7.690%, due 1/23/50	200	191
Petroleos Mexicanos, 6.950%, due 1/28/60	200	177
		801
Mongolia—0.9%
Development Bank of Mongolia, 7.250%, due 10/23/23	200	215
Qatar—2.1%
Qatar Petroleum—144A, 3.300%, due 7/12/51	200	200
Qatar Petroleum—144A, 2.250%, due 7/12/31	300	297
		497
South Africa—0.9%
Eskom Holdings SOC, Ltd., 8.450%, due 8/10/28	200	226
Supranational—0.8%
The African Export-Import Bank—144A, 3.798%, due 5/17/31	200	204
Thailand—0.9%
Bangkik Bank PCL/HKJ, 5.000%, due 12/31/99, VRN(a)	200	211

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	95

Emerging Markets Debt Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Foreign Corporate Bonds—(continued)
Ukraine—0.9%
NAK Naftogaz Ukraine via Kondor Finance plc, 7.625%, due 11/8/26	$200	$206
United Arab Emirates—1.6%
Abu Dhabi Government International Bond, 2.700%, due 9/2/70	200	182
Finance Department Government of Sharjah, 4.375%, due 3/10/51	200	193
		375
Uzbekistan—0.9%
Ipoteka—Bank ATIB, 5.500%, due 11/19/25	200	210
Total Foreign Corporate Bonds—32.1% (cost $7,666)		7,713

Foreign Municipal Bonds—1.8%
Argentina—1.8%
Provincia de Buenos Aires, 9.950%, due 6/9/21(b)	250	114
Provincia de Buenos Aires, 9.125%, due 3/16/24	250	108
Provincia de Cordoba, 5.000%, due 6/1/27, VRN(a)	150	103
Provincia de Entre Rios Argentina, 5.000%, due 8/8/28, VRN(a)	150	96
		421
Total Foreign Municipal Bonds—1.8% (cost $426)		421

Repurchase Agreement—6.0%
Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $1,443, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $1,472	$1,443	$1,443
Total Repurchase Agreement—6.0% (cost $1,443)		1,443
Total Investments in Securities—101.5% (cost $24,427)		24,378
Total Investments—101.5% (cost $24,427)		24,378
Liabilities, plus cash and other assets—(1.5)%		(353)
Net assets—100.0%		$24,025

(a) Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of June 30, 2021.

(b) Defaulted security.

(c) Security is perpetual in nature and has no stated maturity.

VRN = Variable Rate Note

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At June 30, 2021, the Fund’s Portfolio of Investments includes the following categories (as a percentage of long-term investments):

Foreign Government Bonds	64.5%
Foreign Corporate Bonds	33.6%
Foreign Municipal Bonds	1.9%
Total	100.0%

At June 30, 2021, the Fund’s Portfolio of Investments includes exposure to the following countries (as a percentage of long-term investments):

Angola	2.1%
Argentina	2.7%
Armenia	0.8%
Bahrain	2.1%
Belarus	0.8%
Belize	0.4%
Benin	0.5%
Brazil	3.6%
Cameroon	2.1%
Chile	2.7%
China	1.9%
Colombia	3.2%
Costa Rica	0.7%
Dominican Republic	2.4%
Ecuador	2.1%
Egypt	3.3%
El Salvador	0.8%
Gabon	1.3%
Ghana	2.6%
Guatemala	0.9%
India	1.7%
Indonesia	5.6%
Iraq	1.1%
Ivory Coast	0.5%
Jamaica	1.9%
Kazakhstan	1.1%
Kenya	0.9%
Lebanon	0.6%
Macedonia	0.6%
Malaysia	3.3%
Mexico	4.3%
Mongolia	0.9%
Nigeria	0.9%
Oman	2.0%
Pakistan	1.1%
Panama	2.0%
Paraguay	1.0%
Peru	0.7%
Philippines	1.2%
Qatar	5.2%
Romania	1.9%
Russia	2.2%
Saudi Arabia	2.2%
Senegal	0.5%
Serbia	1.7%
South Africa	1.9%
Sri Lanka	1.7%
Supranational	0.9%
Thailand	0.9%
Tunisia	0.7%
Turkey	3.2%
Ukraine	4.0%
United Arab Emirates	1.6%
Uruguay	0.9%
Uzbekistan	1.0%
Zambia	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

96	Semiannual Report	June 30, 2021

Emerging Markets Debt Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands) (unaudited)

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	USD (Base) Purchased or Sold	Current Value	Net Unrealized Appreciation (Depreciation)
Sold 9/15/21	Euro	Citibank N.A. London	1,273	1,552	$1,512	$40

Centrally Cleared Interest Rate Swaps

Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
3 Month USD LIBOR	Receive	1.774%	6M	February 2071	LCH	$260	$3	$(17)	$(20)
3 Month USD LIBOR	Receive	0.750%	6M	June 2031	LCH	263	20	17	(3)
3 Month USD LIBOR	Receive	0.750%	6M	June 2036	LCH	390	57	47	(10)
3 Month USD LIBOR	Receive	1.250%	6M	June 2051	LCH	406	69	49	(20)
6 Month EURIBOR	Receive	(0.250)%	1Y	June 2026	LCH	EUR 585	—	(1)	(1)
6 Month EURIBOR	Receive	0.000%	1Y	June 2036	LCH	EUR 270	20	17	(3)
6 Month EURIBOR	Receive	0.250%	1Y	June 2041	LCH	EUR 220	14	10	(4)
3 Month USD LIBOR	Pay	0.500%	6M	June 2026	LCH	$485	(9)	(10)	(1)
3 Month USD LIBOR	Pay	0.500%	6M	June 2028	LCH	538	(27)	(25)	2
3 Month USD LIBOR	Pay	1.000%	6M	June 2041	LCH	1,173	(187)	(146)	41
									$(19)

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Russian Federation	Buy	1.000%	3M	June 2026	ICE	$200	$—	$(2)	$(2)
Republic of South Africa	Buy	1.000%	3M	June 2026	ICE	250	11	10	(1)
									$(3)
Total net unrealized appreciation (depreciation) on swaps									$(22)

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	97

Macro Allocation Fund

The Macro Allocation Fund seeks to maximize long-term risk-adjusted total return.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS
Thomas Clarke Brian D. Singer, CFA

The William Blair Macro Allocation Fund (Class N shares) posted a 3.84% increase, net of fees, for the six months ended June 30, 2021. By comparison, the Fund’s benchmark index, the ICE BofAML US 3-Month Treasury Bill Index (the “Index”), increased 0.02%.

The first six months of 2021 stand in stark contrast to the first half of 2020. Equity markets rose, generally, with the MSCI All Country World Index (hedged) gaining 13%, while bonds generally fell, with the Bloomberg Barclays Global Aggregate losing 1.5%. This “risk-on” environment comes on the back of a continued recovery from the COVID-19 pandemic that shook markets in the first half 2020. Developed equities outperformed broad emerging equities consistent with vaccination progress, government stimulus, and economic recovery. From an equity sector perspective, cyclicals such as Energy and Financials outperformed, while defensives such as Consumer Staples and Utilities underperformed. Risk-on carried into the currency landscape as well, with the strongest performers in Brazil real, South Africa rand, and Russia ruble, and the weakest currency being the Japanese yen.

The Fund’s market and currency segments were both positive during the period. Within markets, the Fund benefitted from long exposures (which may be obtained indirectly through derivatives or directly through exchange-traded funds or other securities) to U.S., United Kingdom (U.K.), Australia, Vietnam, and global energy sector equities. Detracting from the market segment performance were long exposures to Indonesia and Chile equities, and short exposure to Switzerland equities, as well as long exposure to U.S. Treasuries. Currency contributions came from long exposure to the Brazilian real, and short exposures in the Swiss franc and Thai baht. Detractors within currency were long exposures in the Turkish lira, Colombian peso, and Japanese yen.

As we entered 2021, our view was that several of the macro headwinds that had been an influence on global markets had abated. There was greater optimism that the economically disruptive impact of the COVID-19 pandemic, while ongoing, would be overcome with the rollout of vaccinations in several regions. Notably, developed markets have had (for the most part) successful vaccination campaigns thus far. Vaccination campaigns have started in many developing nations, but progress to date has been limited. Nonetheless, some of the uncertainty over how long global economic activity would be constrained by the COVID-19 pandemic has mostly cleared.

Another macro headwind that has abated is the specter of protectionism harming trade and growth, for which we had accounted in a macro theme. The risk arose primarily from former U.S. President Trump’s Administration, and for the last few years had been directed at China. Although U.S. President Biden’s Administration in the near term is not likely to unwind any of the trade barriers with China erected by former U.S. President Trump, increased protectionism is also not likely. Following the two-year agreement that the Trump Administration reached with China one year ago, where China pledged to increase imports from the United States, fulfilment of China’s targets has been partial to date, but China’s imports have been influenced (downward) by the COVID-19 pandemic, which was not foreseen at the time the agreement was reached.

Third, the disorderly prospect of a “no-deal Brexit” in Europe was averted just before the 2020 year-end deadline. According to data released in 2021, however, there has been a sharp fall in U.K. exports to the European Union (EU), and a smaller fall in imports the other way. This may reflect adjustment to new regulatory hurdles to trade activities, as well as partly being an

98	Semiannual Report	June 30, 2021

Macro Allocation Fund

offset to increased pre-deadline preparations. But less U.K.-EU trade is consistent with the impact of Brexit—even with the deal reached—being growth-adverse in comparison with the previous status quo.

Our portfolio strategy accounted for the fading of the aforementioned headwinds by increasing exposure to those equity markets we believe are fundamentally attractive, and similarly by stepping into the currency opportunities that presented themselves. Our overall equity exposure is at the highest level it has been at for some years (although by no means aggressively bullish, as some markets are not sufficiently attractive to justify this). Similarly, we increased aggregate active risk within our currency strategy in the second half of 2020 after being significantly more cautious earlier due to prior headwinds, the most influential of which was the COVID-19 pandemic shock. Our view remains that that the gravitation of prices to fundamental value has a somewhat clearer path ahead than has been the case for the last year and more.

A new thematic influence came into focus in early 2021 and influenced several markets and currencies, which conventional wisdom refers to as the “reflation” theme. The influence of this theme is essentially opposite that of the fears of the economic slump of the previous 12 months. In contrast to early 2020, market expectations in early 2021 quickly evolved to that of some concern about overly rapid economic growth and potentially higher-than-desired inflation—a result of the prolonged history of easy monetary conditions, the aggressive fiscal stimulus in 2020 in developed countries, and the likelihood that vaccination against COVID-19 will result in relatively quicker lifting of lingering restrictions on economic activity. All three of these influences apply to the United States, some of them more widely.

This development caused long-term government bond yields to rise quite significantly in the United States, and to a lesser extent across all developed world markets. Consistent with this, some equity sectors suffered, in particular growth-sensitive sectors. In contrast, sectors of a more cyclical nature benefited from the reflation theme. Our strategy has been to disfavor government bonds, and this included a net short position to Germany sovereign debt. Strategy also has favored cyclical equities (such as financials and energy) over growth sectors (such as information technology). The reflation theme has therefore been a somewhat beneficial tailwind to our portfolios in these areas.

In currencies, the impact of reflation expectations has been negative for currencies like the Swiss franc and the Japanese yen, which have negative interest rates and are typically used as “funding” currencies (sold against higher-yielding currencies). We used the fall in the franc to buy back (reduce) some short exposure during the second quarter. Emerging currencies were not significantly affected overall, although the currencies of countries where growth is particularly slow, and where public indebtedness has increased significantly, are more vulnerable to increased reflation expectations. In our view, the macro theme is therefore a headwind to some fundamentally attractive currencies.

Changes to strategy over the past six months have mostly been in response to relative price movements in both markets and currencies. Exposure was increased in those markets that underperformed, such as Philippines and Malaysia equities, and decreased in those that outperformed, such as Vietnam and U.S. equities. Similarly, our changes in the currency space added to fundamentally attractive currencies such as the Brazilian real and Russian ruble, while reducing exposure in strong performers such as the South African rand and Mexican peso.

As indicated above, the exposures within the Fund are a combination of instruments, including exchange-traded funds, physical baskets of securities, and derivatives. The decision on what instrument to use is a function of liquidity, cost, precision, tax treatment, and transparency. Derivatives are used both to gain desired exposures and hedge away undesired exposures. The performance of the Fund will be predominantly dictated by the macro exposures themselves (such as long Brazil equity) as opposed to the instrument used to gain the exposure (exchange-traded fund or physical basket of securities vs. derivative).

June 30, 2021	William Blair Funds	99

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 6/30/2021
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	3.84%	7.86%	1.49%	1.91%	3.61%
Class I(a)	3.96	8.22	1.74	2.18	3.88
ICE BofAML US 3-Month Treasury Bill Index(a)	0.02	0.09	1.34	1.17	0.65
Class R6(b)	4.06	8.23	1.85	2.28	1.38
ICE BofAML US 3-Month Treasury Bill Index(b)	0.02	0.09	1.34	1.17	0.79

(a)	Since inception is for the period from November 29, 2011 (Commencement of Operations) to June 30, 2021.

(b)	Since inception is for the period from October 21, 2013 (Commencement of Operations) to June 30, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The ICE BofAML US 3-Month Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on June 30, 2021. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of June 30, 2021.

Category	% of net assets
Equity Exchange-Traded Funds	62.0
Fixed Income Exchange-Traded Funds	4.2
Common Stocks	4.9
Foreign Government Bonds	12.3
Preferred Stocks	0.4
Repurchase Agreement	4.3
U.S. Government	9.8
Purchased Options	0.2
Cash and other assets, less liabilities	1.9
Total	100.0%

100	Semiannual Report	June 30, 2021

Macro Allocation Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands)(unaudited)

Issuer	Shares	Value

Exchange-Traded Funds—66.2%
Equity Exchange-Traded Funds—62.0%
Financial Select Sector SPDR Fund	59,200	$2,172
iShares MSCI Brazil ETF	65,000	2,635
iShares MSCI Chile ETF	42,000	1,217
iShares MSCI India ETF	8,300	367
SPDR S&P 500 ETF Trust (a)	297,700	127,433
Utilities Select Sector SPDR Fund	8,200	519
Vietnam Enterprise Investments, Ltd. Class “C”	228,300	2,211
Total Equity Exchange-Traded Funds		136,554
Fixed Income Exchange-Traded Funds—4.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	51,200	6,880
SPDR Bloomberg Barclays High Yield Bond ETF	21,900	2,408
Total Fixed Income Exchange-Traded Funds		9,288
Total Exchange-Traded Funds—66.2% (cost $102,888)		145,842

Common Stocks—4.9%

Emerging Asia—2.8%
Philippines—2.8%
Aboitiz Equity Ventures, Inc. (Industrial conglomerates)	248,168	214
Ayala Corporation (Industrial conglomerates)	33,552	550
Ayala Land, Inc. (Real estate management & development)	923,619	682
Bank of the Philippine Islands (Banks)	213,075	387
BDO Unibank, Inc. (Banks)	230,665	535
Globe Telecom, Inc. (Wireless telecommunication services)	3,160	119
GT Capital Holdings, Inc. (Diversified financial services)	11,878	148
International Container Terminal Services, Inc. (Transportation infrastructure)	119,131	399
JG Summit Holdings, Inc. (Industrial conglomerates)	344,760	439
Jollibee Foods Corporation (Hotels, restaurants & leisure)	53,147	233
Manila Electric Co. (Electric utilities)	27,347	155
Metro Pacific Investments Corporation (Diversified financial services)	1,454,264	116
Metropolitan Bank & Trust Co. (Banks)	212,149	212
PLDT, Inc. (Wireless telecommunication services)	9,033	239
SM Investments Corporation (Industrial conglomerates)	28,190	577
SM Prime Holdings, Inc. (Real estate management & development)	1,186,350	887
Universal Robina Corporation (Food products)	105,596	313
		6,205
Issuer	Shares or Principal Amount	Value

Common Stocks (continued)

Emerging Latin America—2.1%
Chile—2.1%
Banco de Chile (Banks)	6,648,294	$656
Banco de Credito e Inversiones S.A. (Banks)	7,088	299
Banco Santander Chile (Banks)	9,607,446	475
Cencosud S.A. (Food & staples retailing)	219,957	438
Cencosud Shopping S.A	71,867	118
Cia Cervecerias Unidas S.A. (Beverages)	23,118	233
Colbun S.A. (Independent power & renewable electricity producers)	1,176,202	164
Empresas CMPC S.A. (Paper & forest products)	157,830	376
Empresas COPEC S.A. (Oil, gas & consumable fuels)	56,120	552
Enel Americas S.A. (Electric utilities)	3,115,256	457
Enel Chile S.A. (Electric utilities)	4,113,165	237
Falabella S.A. (Multiline retail)	110,904	494
		4,499
Total Common Stocks—4.9% (cost $9,799)		10,704

Foreign Government Bonds—12.3%
Brazil—4.1%
Brazil Notas do Tesouro Nacional
Serie F, 10.000%, due 1/1/25	BRL 42,370	8,990
Malaysia—5.8%
Malaysia Government Bond, 3.480%, due 3/15/23	MYR 51,730	12,775
South Africa—2.4%
Republic of South Africa Government
Bond, 7.000%, due 2/28/31	ZAR 90,163	5,418
Total Foreign Government Bonds—12.3% (cost $26,360)		27,183

Preferred Stock—0.4%
Chile—0.4%
Sociedad Quimica y Minera de Chile S.A. Class “B” (Chemicals)	20,252	954
Total Preferred Stock—0.4% (cost $856)		954

Repurchase Agreement—4.3%
Fixed Income Clearing Corporation, 0.000% dated 6/30/21, due 7/1/21, repurchase price $9,466, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $9,656	$9,466	9,466
Total Repurchase Agreement—4.3% (cost $9,466)		9,466

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	101

Macro Allocation Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands)(unaudited)

Issuer	Principal Amount	Value

U.S. Government—9.8%
U.S. Treasury Bill, 0.080%, due 10/7/21	500	$500
U.S. Treasury Bill, 0.081%, due 11/4/21	500	500
U.S. Treasury Bill, 0.085%, due 12/2/21	500	500
U.S. Treasury Bill, 0.100%, due 12/30/21(b)	5,000	4,999
U.S. Treasury Bill, 0.086%, due 1/27/22(b)	5,500	5,499
U.S. Treasury Bill, 0.074%, due 2/24/22(b)	3,000	2,999
U.S. Treasury Bill, 0.068%, due 3/24/22(b)	2,000	1,999
U.S. Treasury Bill, 0.058%, due 4/21/22	1,500	1,499
U.S. Treasury Bill, 0.044%, due 5/19/22(b)	1,500	1,499
U.S. Treasury Bill, 0.066%, due 6/16/22	1,500	1,499
Total U.S. Government—9.8% (cost $21,490)		21,493
Total Purchased Options—0.2% (cost $441)		561
Total Investments in Securities—98.1% (cost $171,300)		216,203
Cash and other assets, less liabilities—1.9%		4,238
Net assets—100.0%		$220,441

(a) The SPDR S&P 500 ETF Trust’s financial statements are available free of charge on the SEC’s website at https://www.sec.gov.

(b) Security, or portion of security, is segregated as collateral for centrally cleared swaps and to cover initial margin requirements on open futures contracts aggregating a total value of $14,015 (in thousands).

See accompanying Notes to Financial Statements.

102	Semiannual Report	June 30, 2021

Macro Allocation Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands)(unaudited)

Purchased Options Contracts

Description	Counterparty	Exercise Price/ FX Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Calls Euro Stoxx 50	Credit Suisse International	4,150	09/17/21	442	EUR	17,964	$324	$258	$66
Puts NZD Put/ JPY Call	Citibank N.A.	78	09/16/21	15,843,000	NZD	15,843	$237	$183	$54
Total purchased options contracts							$561	$441	$120

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	USD (Base) Purchased or Sold	Current Value	Net Unrealized Appreciation (Depreciation)
Purchased
7/21/21	Brazilian Real	Citibank N.A. London	71,622	14,087	$14,370	$283
7/21/21	Chilean Peso	Citibank N.A. London	1,078,191	1,457	1,467	10
7/21/21	Chinese Yuan Renminbi	Citibank N.A. London	12,290	1,899	1,899	—
7/21/21	Colombian Peso	Citibank N.A. London	83,443,364	23,181	22,214	(967)
7/21/21	Czech Koruna	Citibank N.A. London	51,236	2,393	2,382	(11)
7/21/21	Hong Kong Dollar	Citibank N.A. London	20,738	2,670	2,670	—
7/21/21	Indonesian Rupiah	Citibank N.A. London	28,682,500	1,976	1,966	(10)
7/21/21	Israeli Shekel	Citibank N.A. London	13,334	4,096	4,091	(5)
7/21/21	Mexican Peso	Citibank N.A. London	348,507	17,611	17,442	(169)
7/21/21	Philippine Peso	Citibank N.A. London	287,612	6,017	5,881	(136)
7/21/21	Russian Ruble	Citibank N.A. London	1,807,766	25,044	24,641	(403)
7/21/21	Singapore Dollar	Citibank N.A. London	44,792	33,797	33,310	(487)
7/21/21	South African Rand	Citibank N.A. London	6,347	445	443	(2)
7/21/21	South Korean Won	Citibank N.A. London	1,078,542	952	954	2
7/21/21	Taiwan Dollar	Citibank N.A. London	176,706	6,416	6,336	(80)
7/21/21	Thai Baht	Citibank N.A. London	91,954	2,898	2,869	(29)
7/22/21	Indian Rupee	Citibank N.A. London	924,896	12,574	12,411	(163)
7/26/21	New Turkish Lira	Citibank N.A. London	97,205	11,320	11,024	(296)
9/15/21	Australian Dollar	Citibank N.A. London	5,049	3,812	3,787	(25)
9/15/21	British Pound Sterling	Citibank N.A. London	4,082	5,762	5,648	(114)
9/15/21	Canadian Dollar	Citibank N.A. London	4,444	3,592	3,585	(7)
9/15/21	Euro	Citibank N.A. London	3,836	4,575	4,556	(19)
9/15/21	Japanese Yen	Citibank N.A. London	2,426,124	22,176	21,852	(324)
9/15/21	New Zealand Dollar	Citibank N.A. London	8,083	5,666	5,649	(17)
9/15/21	Swedish Krona	Citibank N.A. London	56,571	6,863	6,615	(248)
9/15/21	Swiss Franc	Citibank N.A. London	2,395	2,610	2,594	(16)
						$(3,233)
Sold
7/21/21	Brazilian Real	Citibank N.A. London	15,941	3,186	$3,198	$(12)
7/21/21	Chilean Peso	Citibank N.A. London	5,953,540	8,265	8,103	162
7/21/21	Chinese Yuan Renminbi	Citibank N.A. London	45,146	7,052	6,972	80
7/21/21	Colombian Peso	Citibank N.A. London	14,928,367	3,949	3,974	(25)
7/21/21	Czech Koruna	Citibank N.A. London	284,741	13,653	13,238	415
7/21/21	Hong Kong Dollar	Citibank N.A. London	102,512	13,211	13,203	8
7/21/21	Indonesian Rupiah	Citibank N.A. London	167,197,577	11,721	11,460	261
7/21/21	Israeli Shekel	Citibank N.A. London	75,407	23,254	23,133	121
7/21/21	Mexican Peso	Citibank N.A. London	62,806	3,098	3,143	(45)
7/21/21	Philippine Peso	Citibank N.A. London	64,910	1,332	1,327	5
7/21/21	Russian Ruble	Citibank N.A. London	324,156	4,454	4,419	35
7/21/21	Singapore Dollar	Citibank N.A. London	7,926	5,899	5,895	4
7/21/21	South African Rand	Citibank N.A. London	35,894	2,621	2,508	113
7/21/21	South Korean Won	Citibank N.A. London	6,429,898	5,767	5,690	77
7/21/21	Taiwan Dollar	Citibank N.A. London	32,855	1,180	1,178	2
7/21/21	Thai Baht	Citibank N.A. London	526,160	16,852	16,416	436
7/22/21	Indian Rupee	Citibank N.A. London	176,399	2,371	2,367	4

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	103

Macro Allocation Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands)(unaudited)

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	USD (Base) Purchased or Sold	Current Value	Net Unrealized Appreciation (Depreciation)
7/26/21	New Turkish Lira	Citibank N.A. London	16,764	1,890	1,901	$(11)
9/15/21	Australian Dollar	Citibank N.A. London	28,624	22,175	21,473	702
9/15/21	British Pound Sterling	Citibank N.A. London	546	758	756	2
9/15/21	Canadian Dollar	Citibank N.A. London	25,364	20,958	20,461	497
9/15/21	Euro	Citibank N.A. London	21,951	26,752	26,068	684
9/15/21	Japanese Yen	Citibank N.A. London	430,269	3,895	3,876	19
9/15/21	New Zealand Dollar	Citibank N.A. London	47,428	34,071	33,145	926
9/15/21	Swedish Krona	Citibank N.A. London	10,302	1,210	1,205	5
9/15/21	Swiss Franc	Citibank N.A. London	13,691	15,313	14,826	487
						$4,952
Total net unrealized appreciation (depreciation) on forward foreign currency contracts						$1,719

Futures Contracts

Number of Contracts	Description	Expiration Date	Local Currency	Notional Value (Local, in Thousands)	Notional Amount (USD)	Notional Value (USD)	Net Unrealized Appreciation (Depreciation)
Long
38	CAC 40 Index	July 2021	Euro	2,472	2,973	2,931	$(42)
42	IBEX 35 Index	July 2021	Euro	3,691	4,558	4,377	(181)
71	OMXS 30 Index	July 2021	Swedish Krona	16,089	1,877	1,880	3
12	FTSE Taiwan Index	July 2021	U.S. Dollar	732	718	732	14
249	MSCI Singapore E TS Index	July 2021	Singapore Dollar	8,851	6,554	6,582	28
111	FTSE KLCI Index	July 2021	Malaysian Ringgit	8,508	2,089	2,049	(40)
12	KOSPI 200 Index	September 2021	South Korean Won	1,316,550	1,152	1,169	17
50	SPI 200 Index	September 2021	Australian Dollar	9,029	6,809	6,771	(38)
6	DAX Index	September 2021	Euro	2,329	2,790	2,762	(28)
197	FTSE 100 Index	September 2021	British Pound Sterling	13,752	19,321	19,023	(298)
14	FTSE MIB Index	September 2021	Euro	1,750	2,121	2,075	(46)
279	MSCI Indonesia Index September 2021	U.S. Dollar		3,896	4,229	3,896	(333)
246	MSCI World Energy Index	September 2021	U.S. Dollar	7,127	7,402	7,127	(275)
10	SWISS Markets Index	September 2021	Swiss Franc	1,193	1,290	1,289	(1)
							$(1,220)
Short
3	Amsterdam Index	July 2021	Euro	438	520	519	$1
27	FTSE/JSE Top 40 Index	September 2021	South African Rand	16,167	1,166	1,132	34
220	EURO STOXX 50 Index	September 2021	Euro	8,922	10,696	10,579	117
1	MSCI China Free Net Index	September 2021	U.S. Dollar	60	60	60	—
64	MSCI Emerging Markets Index	September 2021	U.S. Dollar	4,367	4,369	4,367	2
93	MSCI Mexico Index	September 2021	U.S. Dollar	2,471	2,494	2,471	23
32	NASDAQ 100 E Mini Index	September 2021	U.S. Dollar	9,311	8,905	9,311	(406)
495	S&P 500 E Mini Index	September 2021	U.S. Dollar	106,143	104,524	106,143	(1,619)
11	S&P E Mini Com Ser Index	September 2021	U.S. Dollar	1,165	1,146	1,165	(19)
7	XAK Technology	September 2021	U.S. Dollar	1,041	999	1,041	(42)
12	XAY Cons Discret	September 2021	U.S. Dollar	2,164	2,095	2,164	(69)
28	10YR Can Bond	September 2021	Canadian Dollar	4,075	3,250	3,287	(37)
							$(2,015)
Total net unrealized appreciation (depreciation) on futures contracts							$(3,235)

See accompanying Notes to Financial Statements.

104	Semiannual Report	June 30, 2021

Macro Allocation Fund

Portfolio of Investments, June 30, 2021 (all dollar amounts in thousands)(unaudited)

Centrally Cleared Interest Rate Swaps

Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Maturity Dates	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Brazil CDI ON Deposit Rate	Pay	6.010%	1M	January 2023	CME	BRL 92,768	$(109)	$(123)	$(14)
China 1-Week Repo Rate	Pay	2.850%	3M	June 2026	LCH	CNY 39,940	1	21	20
									$6

Total Return Swaps

Reference Entity	Pay/Receive Floating Rate	Floating Rates	Maturity Dates	Counterparty	Notional Amount (in thousands)	Market Value	Unrealized Appreciation (Depreciation)
CSI 500 Net Total Return Index	Pay	(1,305) bp	Sep 2021	Credit Suisse International	$6,324	$1,241	$1,241
EUR-Bund Future	Receive	0 bp	Sep 2021	Credit Suisse International	EUR 859	(5)	(5)
MSCI Philippines Index Future	Pay	0 bp	Sep 2021	Goldman Sachs International	$527	(4)	(4)
RTS Index Future	Pay	0 bp	Sep 2021	Credit Suisse International	2,585	(38)	(38)
10YR T-Note Future	Pay	0 bp	Sep 2021	Credit Suisse International	3,038	10	10
5YR T-Note Future	Pay	0 bp	Sep 2021	Credit Suisse International	12,760	(47)	(47)
							$1,157

Centrally Cleared Credit Default Swap

Reference Entity	Buy/Sell Protection	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
ITRAXX-EUROPE S35V1-5Y	Sell	1.000%	3M	June 2026	ICE	EUR 3,865	$123	$123	$—
Total net unrealized appreciation (depreciation) on swaps									$1,163

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	105

Statements of Assets and Liabilities

As of June 30, 2021 (dollar amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Core Fund
Assets
Investments in securities, at cost	$169,370	$517,781	$61,296	$39,429
Investments in securities, at value	$326,608	$818,037	$86,902	$51,082
Receivable for securities sold	—	4,807	1,047	34
Receivable for fund shares sold	179	1,212	4	1,545
Receivable from Adviser	—	49	19	12
Dividend and interest receivable	99	141	16	22
Total assets	326,886	824,246	87,988	52,695
Liabilities
Payable for securities purchased	—	4,928	1,882	1,631
Payable for fund shares redeemed	142	576	11	—
Management fee payable	197	390	63	35
Distribution fee payable	7	33	1	—
Other payables and accrued expenses	73	113	53	70
Total liabilities	419	6,040	2,010	1,736
Net assets	$326,467	$818,206	$85,978	$50,959
Capital
Composition of net assets
Paid in capital	$138,485	$481,754	$53,322	$50,767
Total distributable earnings (loss)	187,982	336,452	32,656	192
Net assets	$326,467	$818,206	$85,978	$50,959

Class N shares
Net assets	$34,360	$164,108	$5,621	—
Shares outstanding	2,725,049	7,175,466	421,127	—
Net asset value per share	$12.61	$22.87	$13.35	—
Class I shares
Net assets	$278,636	$455,229	$79,711	$30,517
Shares outstanding	18,036,289	18,699,598	5,442,892	2,002,130
Net asset value per share	$15.45	$24.34	$14.64	$15.24
Class R6 shares
Net assets	$13,471	$198,869	$646	$20,442
Shares outstanding	869,811	8,175,683	44,075	1,340,474
Net asset value per share	$15.49	$24.32	$14.66	$15.25

See accompanying Notes to Financial Statements.

106	Semiannual Report	June 30, 2021

Statements of Operations

For the Period Ended June 30, 2021 (all amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Core Fund
Investment income
Dividends	$895	$2,473	$160	$155
Total income	895	2,473	160	155
Expenses
Investment advisory fees	1,148	2,201	377	178
Distribution fees	43	184	7	—
Custodian fees	32	28	30	44
Transfer agent fees	36	57	7	1
Sub-transfer agent fees
Class N	22	96	3	—
Class I	69	188	47	15
Professional fees	19	42	14	16
Registration fees	26	49	28	17
Shareholder reporting fees	8	36	1	1
Trustee fees	10	21	3	3
Other expenses	9	18	5	4
Total expenses before expense limitation	1,422	2,920	522	279
Expenses waived or reimbursed by the Adviser
Class N	(3)	(110)	(8)	—
Class I	—	(226)	(109)	(68)
Class R6	—	(60)	(1)	(26)
Total expenses waived or reimbursed by the Adviser	(3)	(396)	(118)	(94)
Net expenses	1,419	2,524	404	185
Net investment income (loss)	(524)	(51)	(244)	(30)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	22,076	33,132	5,861	2,113
Total net realized gain (loss)	22,076	33,132	5,861	2,113
Change in net unrealized appreciation (depreciation) of:
Investments in securities	16,781	68,610	(2,575)	4,020
Change in net unrealized appreciation (depreciation)	16,781	68,610	(2,575)	4,020
Net increase (decrease) in net assets resulting from operations	$38,333	$101,691	$3,042	$6,103

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	107

Statements of Changes in Net Assets

For the Period Ended June 30, 2021 (unaudited) and the Year Ended December 31, 2020 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Mid Cap Growth Fund		Small-Mid Cap Core Fund
	2021	2020	2021	2020	2021	2020	2021	2020
Operations
Net investment income (loss)	$(524)	$(660)	$(51)	$1,218	$(244)	$(342)	$(30)	$6
Net realized gain (loss) on investments, and other assets and liabilities	22,076	42,176	33,132	34,530	5,861	6,414	2,113	(13,678)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	16,781	40,608	68,610	144,802	(2,575)	12,060	4,020	7,247
Net increase (decrease) in net assets resulting from operations	38,333	82,124	101,691	180,550	3,042	18,132	6,103	(6,425)
Distributions to shareholders from
Class N	—	(4,769)	—	(5,187)	—	(466)	—	—
Class I	—	(27,747)	—	(14,681)	—	(5,249)	—	—
Class R6	—	(1,332)	—	(6,012)	—	(42)	—	—
Total distributions	—	(33,848)	—	(25,880)	—	(5,757)	—	—
Capital stock transactions
Proceeds from sale of shares	11,141	28,188	149,862	494,318	4,588	11,489	17,123	266,207
Shares issued in reinvestment of income dividends and capital gain distributions	—	32,736	—	22,621	—	5,537	—	—
Less cost of shares redeemed	(20,258)	(65,536)	(146,216)	(262,574)	(5,622)	(18,977)	(2,312)	(236,325)
Net increase (decrease) in net assets resulting from capital share transactions	(9,117)	(4,612)	3,646	254,365	(1,034)	(1,951)	14,811	29,882
Increase (decrease) in net assets	29,216	43,664	105,337	409,035	2,008	10,424	20,914	23,457
Net assets
Beginning of period	297,251	253,587	712,869	303,834	83,970	73,546	30,045	6,588
End of period	$326,467	$297,251	$818,206	$712,869	$85,978	$83,970	$50,959	$30,045

See accompanying Notes to Financial Statements.

108	Semiannual Report	June 30, 2021

Statements of Assets and Liabilities

As of June 30, 2021 (dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments in securities, at cost	$2,362,544	$513,988	$31,793
Investments in securities, at value	$3,442,842	$739,925	$48,460
Receivable for securities sold	42,650	287	—
Receivable for fund shares sold	2,492	7,303	28
Receivable from Adviser	157	8	21
Dividend and interest receivable	411	82	24
Total assets	3,488,552	747,605	48,533
Liabilities
Payable for securities purchased	1,773	2,791	—
Payable for fund shares redeemed	5,066	171	35
Management fee payable	2,850	664	32
Distribution fee payable	55	39	2
Other payables and accrued expenses	549	141	85
Total liabilities	10,293	3,806	154
Net assets	$3,478,259	$743,799	$48,379
Capital
Composition of net assets
Paid in capital	$1,930,698	$433,121	$38,207
Total distributable earnings (loss)	1,547,561	310,678	10,172
Net assets	$3,478,259	$743,799	$48,379

Class N shares
Net assets	$267,143	$191,361	$10,865
Shares outstanding	7,503,036	4,916,421	708,190
Net asset value per share	$35.60	$38.92	$15.34
Class I shares
Net assets	$2,881,276	$428,670	$25,982
Shares outstanding	75,817,606	9,637,811	1,625,002
Net asset value per share	$38.00	$44.48	$15.99
Class R6 shares
Net assets	$329,840	$123,768	$11,532
Shares outstanding	8,665,512	2,778,624	721,866
Net asset value per share	$38.06	$44.54	$15.98

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	109

Statements of Operations

For the Period Ended June 30, 2021 (all amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund
Investment income
Dividends	$5,852	$1,068	$390
Less foreign tax withheld	(69)	(13)	—
Total income	5,783	1,055	390
Expenses
Investment advisory fees	17,767	3,939	211
Distribution fees	379	235	11
Custodian fees	41	36	38
Transfer agent fees	116	45	9
Sub-transfer agent fees
Class N	217	131	6
Class I	1,831	193	59
Professional fees	103	33	14
Registration fees	44	32	41
Shareholder reporting fees	95	26	2
Trustee fees	120	24	3
Other expenses	65	18	4
Total expenses before expense limitation	20,778	4,712	398
Expenses waived or reimbursed by the Adviser
Class N	(116)	(46)	(20)
Class I	(830)	(8)	(110)
Class R6	—	—	(20)
Total expenses waived or reimbursed by the Adviser	(946)	(54)	(150)
Net expenses	19,832	4,658	248
Net investment income (loss)	(14,049)	(3,603)	142
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	318,292	77,885	7,739
Redemptions in-kind	89,621	—	—
Total net realized gain (loss)	407,913	77,885	7,739
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(115,298)	11,979	816
Change in net unrealized appreciation (depreciation)	(115,298)	11,979	816
Net increase (decrease) in net assets resulting from operations	$278,566	$86,261	$8,697

See accompanying Notes to Financial Statements.

110	Semiannual Report	June 30, 2021

Statements of Changes in Net Assets

For the Period Ended June 30, 2021 (unaudited) and the Year Ended December 31, 2020 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Small Cap Growth Fund		Small Cap Value Fund
	2021	2020	2021	2020	2021	2020
Operations
Net investment income (loss)	$(14,049)	$(20,276)	$(3,603)	$(4,664)	$142	$838
Net realized gain (loss) on investments, and other assets and liabilities	407,913	172,271	77,885	88,364	7,739	(4,844)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(115,298)	703,070	11,979	88,533	816	(26,660)
Net increase (decrease) in net assets resulting from operations	278,566	855,065	86,261	172,233	8,697	(30,666)
Distributions to shareholders from
Class N	—	(5,612)	—	(18,482)	—	(2,130)
Class I	—	(51,667)	—	(35,006)	—	(26,640)
Class R6	—	(1,737)	—	(9,448)	—	(202)
Total distributions	—	(59,016)	—	(62,936)	—	(28,972)
Capital stock transactions
Proceeds from sale of shares	545,344	829,348	76,296	113,709	6,361	22,998
Shares issued in reinvestment of income dividends and capital gain distributions	—	58,002	—	62,018	—	27,878
Less cost of shares redeemed	(922,733)	(1,012,131)	(93,366)	(280,953)	(26,580)	(106,615)
Net increase (decrease) in net assets resulting from capital share transactions	(377,389)	(124,781)	(17,070)	(105,226)	(20,219)	(55,739)
Increase (decrease) in net assets	(98,823)	671,268	69,191	4,071	(11,522)	(115,377)
Net assets
Beginning of period	3,577,082	2,905,814	674,608	670,537	59,901	175,278
End of period	$3,478,259	$3,577,082	$743,799	$674,608	$48,379	$59,901

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	111

Statements of Assets and Liabilities

As of June 30, 2021 (dollar amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Assets
Investments in securities, at cost	$73,362	$824,523	$1,354,152	$754,139
Investments in securities, at value	$138,343	$1,196,444	$2,343,158	$1,312,319
Cash	3	99	142	80
Foreign currency, at value (cost $12; $254; $1,535; $266)	12	254	1,527	265
Receivable for securities sold	322	8,610	10,988	6,219
Receivable for fund shares sold	180	1,380	343	452
Receivable from Adviser	18	72	1	—
Dividend and interest receivable	128	1,526	5,073	2,975
Total assets	139,006	1,208,385	2,361,232	1,322,310
Liabilities
Payable for securities purchased	—	10,046	3,024	1,692
Payable for fund shares redeemed	1	150	2,420	49
Management fee payable	95	853	1,958	1,037
Distribution fee payable	3	7	62	—
Foreign capital gains tax liability	—	955	717	447
Other payables and accrued expenses	79	121	521	278
Total liabilities	178	12,132	8,702	3,503
Net assets	$138,828	$1,196,253	$2,352,530	$1,318,807
Capital
Composition of net assets
Paid in capital	$68,209	$780,173	$1,098,916	$588,777
Total distributable earnings (loss)	70,619	416,080	1,253,614	730,030
Net assets	$138,828	$1,196,253	$2,352,530	$1,318,807

Class N shares
Net assets	$12,925	$35,254	$300,351	—
Shares outstanding	670,023	1,462,509	7,158,228	—
Net asset value per share	$19.29	$24.10	$41.96	—
Class I shares
Net assets	$121,059	$511,382	$1,888,879	—
Shares outstanding	6,248,056	21,092,697	43,928,268	—
Net asset value per share	$19.38	$24.24	$43.00	—
Institutional/Class R6 shares
Net assets	$4,844	$649,617	$163,300	$1,318,807
Shares outstanding	249,897	26,786,079	3,796,142	59,679,373
Net asset value per share	$19.39	$24.25	$43.02	$22.10

See accompanying Notes to Financial Statements.

112	Semiannual Report	June 30, 2021

Statements of Operations

For the Period Ended June 30, 2021 (all amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Investment income
Dividends	$515	$6,221	$12,773	$7,218
Less foreign tax withheld	(38)	(747)	(1,297)	(750)
Interest	—	—	1,255	7
Total income	477	5,474	12,731	6,475
Expenses
Investment advisory fees	542	4,946	11,628	6,243
Distribution fees	15	35	363	—
Custodian fees	41	87	152	162
Transfer agent fees	4	26	60	21
Sub-transfer agent fees
Class N	8	17	219	—
Class I	41	170	773	—
Professional fees	26	66	114	92
Registration fees	23	43	29	12
Shareholder reporting fees	2	11	40	5
Trustee fees	5	34	78	53
Other expenses	5	24	39	18
Total expenses before expense limitation	712	5,459	13,495	6,606
Expenses waived or reimbursed by the Adviser
Class N	(15)	(17)	(14)	—
Class I	(106)	(170)	—	—
Institutional/Class R6	(3)	(171)	—	—
Total expenses waived or reimbursed by the Adviser	(124)	(358)	(14)	—
Net expenses	588	5,101	13,481	6,606
Net investment income (loss)	(111)	373	(750)	(131)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $—; $67; $—; $13)	5,074	47,585	236,570	151,598
Foreign currency transactions	2	(77)	(225)	(159)
Total net realized gain (loss)	5,076	47,508	236,345	151,439
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $—; $7; $274; $21)	8,538	25,683	(47,769)	(44,644)
Foreign currency translations	(6)	(23)	(160)	(79)
Change in net unrealized appreciation (depreciation)	8,532	25,660	(47,929)	(44,723)
Net increase (decrease) in net assets resulting from operations	$13,497	$73,541	$187,666	$106,585

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	113

Statements of Changes in Net Assets

For the Period Ended June 30, 2021 (unaudited) and the Year Ended December 31, 2020 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Growth Fund		Institutional International Growth Fund
	2021	2020	2021	2020	2021	2020	2021	2020
Operations
Net investment income (loss)	$(111)	$(101)	$373	$449	$(750)	$(5,712)	$(131)	$(553)
Net realized gain (loss) on investments, and other assets and liabilities	5,076	24,259	47,508	8,912	236,345	74,910	151,439	258,776
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	8,532	7,605	25,660	191,243	(47,929)	491,289	(44,723)	130,546
Net increase (decrease) in net assets resulting from operations	13,497	31,763	73,541	200,604	187,666	560,487	106,585	388,769
Distributions to shareholders from
Class N	—	(1,323)	—	(140)	—	(2,350)	—	—
Class I	—	(12,213)	—	(2,856)	—	(21,253)	—	—
Institutional/Class R6	—	(323)	—	(5,774)	—	(1,273)	—	(151,353)
Total distributions	—	(13,859)	—	(8,770)	—	(24,876)	—	(151,353)
Capital stock transactions
Proceeds from sale of shares	7,553	17,101	231,568	390,602	98,730	345,376	29,938	148,064
Shares issued in reinvestment of income dividends and capital gain distributions	—	13,852	—	8,654	—	23,253	—	150,369
Less cost of shares redeemed	(4,404)	(98,384)	(209,209)	(144,641)	(246,516)	(700,649)	(144,198)	(1,102,278)
Net increase (decrease) in net assets resulting from capital share transactions	3,149	(67,431)	22,359	254,615	(147,786)	(332,020)	(114,260)	(803,845)
Increase (decrease) in net assets	16,646	(49,527)	95,900	446,449	39,880	203,591	(7,675)	(566,429)
Net assets
Beginning of period	122,182	171,709	1,100,353	653,904	2,312,650	2,109,059	1,326,482	1,892,911
End of period	$138,828	$122,182	$1,196,253	$1,100,353	$2,352,530	$2,312,650	$1,318,807	$1,326,482

See accompanying Notes to Financial Statements.

114	Semiannual Report	June 30, 2021

Statements of Assets and Liabilities

As of June 30, 2021 (dollar amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$275,367	$263,058	$826,669	$388,692
Investments in securities, at value	$357,697	$344,060	$1,260,555	$497,336
Cash	—	—	—	849
Foreign currency, at value (cost $103; $8,233; $1,400; $108)	103	8,233	1,399	108
Receivable for securities sold	—	—	4,003	795
Receivable for fund shares sold	10,250	60	1,447	365
Receivable from Adviser	—	24	—	—
Dividend and interest receivable	710	366	1,743	387
Total assets	368,760	352,743	1,269,147	499,840
Liabilities
Payable for securities purchased	235	33,645	797	3,336
Payable for fund shares redeemed	147	8	3,327	49
Payable to custodian	—	—	316	—
Management fee payable	291	255	1,127	378
Distribution fee payable	1	—	7	1
Foreign capital gains tax liability	—	2,142	4,574	4,862
Other payables and accrued expenses	146	158	489	360
Total liabilities	820	36,208	10,637	8,986
Net assets	$367,940	$316,535	$1,258,510	$490,854
Capital
Composition of net assets
Paid in capital	$235,472	$206,602	$672,413	$357,475
Total distributable earnings (loss)	132,468	109,933	586,097	133,379
Net assets	$367,940	$316,535	$1,258,510	$490,854

Class N shares
Net assets	$3,201	$2,223	$35,790	$4,254
Shares outstanding	171,007	161,597	1,760,729	168,597
Net asset value per share	$18.72	$13.75	$20.33	$25.23
Class I shares
Net assets	$147,051	$55,679	$195,390	$166,794
Shares outstanding	7,750,893	4,036,654	9,474,857	6,548,723
Net asset value per share	$18.97	$13.79	$20.62	$25.47
Class R6 shares
Net assets	$217,688	$258,633	$1,027,330	$319,806
Shares outstanding	11,405,583	18,765,701	49,330,454	12,532,097
Net asset value per share	$19.09	$13.78	$20.83	$25.52

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	115

Statements of Operations

For the Period Ended June 30, 2021 (all amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$2,061	$1,522	$5,838	$1,306
Less foreign tax withheld	(253)	(184)	(822)	(128)
Interest	102	—	—	—
Total income	1,910	1,338	5,016	1,178
Expenses
Investment advisory fees	1,710	1,526	6,738	1,917
Distribution fees	4	3	41	5
Custodian fees	71	61	186	111
Transfer agent fees	10	8	29	15
Sub-transfer agent fees
Class N	2	1	17	2
Class I	64	23	56	54
Professional fees	49	37	73	62
Registration fees	26	30	31	26
Shareholder reporting fees	13	4	4	11
Trustee fees	11	9	37	10
Other expenses	8	8	24	8
Total expenses before expense limitation	1,968	1,710	7,236	2,221
Expenses waived or reimbursed by the Adviser
Class N	—	(2)	—	(1)
Class I	—	(42)	—	(7)
Class R6	—	(123)	—	—
Total expenses waived or reimbursed by the Adviser	—	(167)	—	(8)
Net expenses	1,968	1,543	7,236	2,213
Net investment income (loss)	(58)	(205)	(2,220)	(1,035)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $—; $392; $1,069; $1)	44,720	26,245	136,684	32,987
Foreign currency transactions	(14)	(22)	(598)	(269)
Total net realized gain (loss)	44,706	26,223	136,086	32,718
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $—; $674; $1,684; $4,340)	(19,738)	(16,875)	(13,300)	13,737
Foreign currency translations	(43)	43	(14)	(6)
Change in net unrealized appreciation (depreciation)	(19,781)	(16,832)	(13,314)	13,731
Net increase (decrease) in net assets resulting from operations	$24,867	$9,186	$120,552	$45,414

See accompanying Notes to Financial Statements.

116	Semiannual Report	June 30, 2021

Statements of Changes in Net Assets

For the Period Ended June 30, 2021 (unaudited) and the Year Ended December 31, 2020 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
	2021	2020	2021	2020	2021	2020	2021	2020
Operations
Net investment income (loss)	$(58)	$(46)	$(205)	$75	$(2,220)	$(2,057)	$(1,035)	$(188)
Net realized gain (loss) on investments, and other assets and liabilities	44,706	32,819	26,223	8,003	136,086	74,647	32,718	46,512
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(19,781)	41,601	(16,832)	49,105	(13,314)	265,671	13,731	29,571
Net increase (decrease) in net assets resulting from operations	24,867	74,374	9,186	57,183	120,552	338,261	45,414	75,895
Distributions to shareholders from
Class N	—	(63)	—	(15)	—	(531)	—	—
Class I	—	(3,008)	—	(621)	—	(4,443)	—	(65)
Class R6	—	(4,066)	—	(2,293)	—	(42,354)	—	(129)
Total distributions	—	(7,137)	—	(2,929)	—	(47,328)	—	(194)
Capital stock transactions
Proceeds from sale of shares	29,212	42,647	122,211	61,028	210,479	318,162	173,762	71,699
Shares issued in reinvestment of income dividends and capital gain distributions	—	6,416	—	2,899	—	44,146	—	191
Less cost of shares redeemed	(23,020)	(88,485)	(76,999)	(94,327)	(268,257)	(247,697)	(35,731)	(117,803)
Net increase (decrease) in net assets resulting from capital share transactions	6,192	(39,422)	45,212	(30,400)	(57,778)	114,611	138,031	(45,913)
Increase (decrease) in net assets	31,059	27,815	54,398	23,854	62,774	405,544	183,445	29,788
Net assets
Beginning of period	336,881	309,066	262,137	238,283	1,195,736	790,192	307,409	277,621
End of period	$367,940	$336,881	$316,535	$262,137	$1,258,510	$1,195,736	$490,854	$307,409

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	117

Statements of Assets and Liabilities

As of June 30, 2021 (dollar amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund
Assets
Investments in securities, at cost	$319,211	$50,758	$139,422
Investments in securities, at value	$335,143	$51,860	$139,942
Cash	497	—	28
Receivable for securities sold	7,726	1,213	21,641
Receivable for fund shares sold	377	152	65
Receivable from Adviser	4	2	16
Dividend and interest receivable	1,871	220	343
Total assets	345,618	53,447	162,035
Liabilities
Security sold, not yet purchased, at value (proceeds $5,350; $1,070; $21,129)	5,326	1,065	21,080
Payable for variation margin on centrally cleared swaps	3	—	—
Payable for securities purchased	4,184	200	—
Payable for fund shares redeemed	369	62	147
Management fee payable	83	15	37
Distribution fee payable	5	2	2
Distributions payable to shareholders	124	4	23
Other payables and accrued expenses	93	50	53
Total liabilities	10,187	1,398	21,342
Net assets	$335,431	$52,049	$140,693
Capital
Composition of net assets
Paid in capital	$341,599	$58,283	$170,819
Total distributable earnings (loss)	(6,168)	(6,234)	(30,126)
Net assets	$335,431	$52,049	$140,693

Class N shares
Net assets	$39,108	$17,205	$16,119
Shares outstanding	3,707,731	2,009,770	1,881,820
Net asset value per share	$10.55	$8.56	$8.57
Class I shares
Net assets	$246,624	$34,654	$102,003
Shares outstanding	23,630,357	4,075,582	11,916,949
Net asset value per share	$10.44	$8.50	$8.56
Class R6 shares
Net assets	$49,699	$190	$22,571
Shares outstanding	4,764,363	22,287	2,635,669
Net asset value per share	$10.43	$8.50	$8.56

See accompanying Notes to Financial Statements.

118	Semiannual Report	June 30, 2021

Statements of Operations

For the Period Ended June 30, 2021 (all amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund
Investment income
Interest	$3,897	$529	$816
Total income	3,897	529	816
Expenses
Investment advisory fees	483	99	244
Distribution fees	29	16	12
Custodian fees	48	38	47
Transfer agent fees	47	6	9
Sub-transfer agent fees
Class N	27	15	8
Class I	84	11	22
Professional fees	33	15	35
Registration fees	33	27	30
Shareholder reporting fees	7	3	2
Trustee fees	11	3	5
Other expenses	8	5	6
Total expenses before expense limitation	810	238	420
Expenses waived or reimbursed by the Adviser
Class N	(20)	(8)	(13)
Class I	(44)	—	(58)
Class R6	(4)	—	(21)
Total expenses waived or reimbursed by the Adviser	(68)	(8)	(92)
Net expenses	742	230	328
Net investment income (loss)	3,155	299	488
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	674	262	314
Swaps	(1,427)	(460)	—
Total net realized gain (loss)	(753)	(198)	314
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(6,878)	(907)	(645)
Swaps	836	316	—
Change in net unrealized appreciation (depreciation)	(6,042)	(591)	(645)
Net increase (decrease) in net assets resulting from operations	$(3,640)	$(490)	$157

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	119

Statements of Changes in Net Assets

For the Period Ended June 30, 2021 (unaudited) and the Year Ended December 31, 2020 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund
	2021	2020	2021	2020	2021	2020
Operations
Net investment income (loss)	$3,155	$6,928	$299	$829	$488	$1,343
Net realized gain (loss) on investments, and other assets and liabilities	(753)	3,824	(198)	161	314	(409)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(6,042)	9,883	(591)	1,281	(645)	1,479
Net increase (decrease) in net assets resulting from operations	(3,640)	20,635	(490)	2,271	157	2,413
Distributions to shareholders from
Class N	(544)	(1,089)	(195)	(546)	(158)	(189)
Class I	(3,432)	(7,496)	(408)	(1,009)	(1,177)	(1,833)
Class R6	(723)	(1,641)	(1)	(2)	(390)	(1,168)
Total distributions	(4,699)	(10,226)	(604)	(1,557)	(1,725)	(3,190)
Capital stock transactions
Proceeds from sale of shares	59,350	95,911	9,305	33,540	56,197	166,102
Shares issued in reinvestment of income dividends and capital gain distributions	3,949	8,711	568	1,470	1,557	2,649
Less cost of shares redeemed	(40,249)	(76,446)	(25,052)	(18,745)	(73,873)	(86,109)
Net increase (decrease) in net assets resulting from capital share transactions	23,050	28,176	(15,179)	16,265	(16,119)	82,642
Increase (decrease) in net assets	14,711	38,585	(16,273)	16,979	(17,687)	81,865
Net assets
Beginning of period	320,720	282,135	68,322	51,343	158,380	76,515
End of period	$335,431	$320,720	$52,049	$68,322	$140,693	$158,380

See accompanying Notes to Financial Statements.

120	Semiannual Report	June 30, 2021

Statements of Assets and Liabilities

As of June 30, 2021 (dollar amounts in thousands) (unaudited)

	Emerging Markets Debt Fund	Macro Allocation Fund
Assets
Investments in securities, at cost	$24,427	$171,300
Investments in securities, at value	$24,378	$216,203
Cash	400	—
Segregated cash at broker	84	—
Receivable for securities sold	354	3,802
Receivable for fund shares sold	25	164
Receivable from Adviser	17	13
Dividend and interest receivable	312	1,212
Unrealized appreciation on swap contracts	—	1,251
Unrealized appreciation on forward foreign currency contracts	40	5,340
Total assets	25,610	227,985
Liabilities
Payable for futures variation margin	—	130
Payable for variation margin on centrally cleared swaps	5	23
Payable for securities purchased	1,538	—
Payable for fund shares redeemed	8	130
Cash received as collateral, due to broker	—	3,170
Unrealized depreciation on swap contracts	—	94
Unrealized depreciation on forward foreign currency contracts	—	3,621
Management fee payable	13	171
Distribution fee payable	—	1
Other payables and accrued expenses	21	204
Total liabilities	1,585	7,544
Net assets	$24,025	$220,441
Capital
Composition of net assets
Paid in capital	$24,028	$390,320
Total distributable earnings (loss)	(3)	(169,879)
Net assets	$24,025	$220,441

Class N shares
Net assets	$—	$7,124
Shares outstanding	—	627,647
Net asset value per share	$—	$11.35
Class I shares
Net assets	$1,151	$95,007
Shares outstanding	115,148	8,422,191
Net asset value per share	$10.00	$11.28
Class R6 shares
Net assets	$22,874	$118,310
Shares outstanding	2,287,676	10,483,787
Net asset value per share	$10.00	$11.29

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	121

Statements of Operations

For the Period Ended June 30, 2021 (all amounts in thousands) (unaudited)

	Emerging Markets Debt Fund (a)	Macro Allocation Fund
Investment income
Dividends	$—	$1,532
Less foreign tax withheld	—	(77)
Interest	111	866
Total income	111	2,321
Expenses
Investment advisory fees	15	1,158
Distribution fees	—	9
Custodian fees	4	110
Transfer agent fees	2	28
Sub-transfer agent fees
Class N	—	5
Class I	—	72
Professional fees	7	45
Registration fees	4	34
Shareholder reporting fees	1	9
Trustee fees	1	19
Other expenses	1	33
Total expenses before expense limitation	35	1,522
Expenses waived or reimbursed by the Adviser
Class N	—	(4)
Class I	(1)	(57)
Class R6	(19)	(24)
Total expenses waived or reimbursed by the Adviser	(20)	(85)
Net expenses	15	1,437
Net investment income (loss)	96	884
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	19	39,580
Futures contracts	—	(18,587)
Swaps	(3)	(265)
Forward foreign currency contracts	4	(1,304)
Foreign currency transactions	(1)	—
Total net realized gain (loss)	19	19,424
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(49)	(13,137)
Futures contracts	—	2,804
Swaps	(22)	591
Forward foreign currency contracts	40	907
Foreign currency translations	1	17
Change in net unrealized appreciation (depreciation)	(30)	(8,818)
Net increase (decrease) in net assets resulting from operations	$85	$11,490

(a)	For the period from May 25, 2021 (Commencement of Operations) to June 30, 2021.

See accompanying Notes to Financial Statements.

122	Semiannual Report	June 30, 2021

Statements of Changes in Net Assets

For the Period Ended June 30, 2021 (unaudited) and the Year Ended December 31, 2020 (all amounts in thousands)

	Emerging Markets Debt Fund (a)	Macro Allocation Fund
	2021	2021	2020
Operations
Net investment income (loss)	$96	$884	$3,426
Net realized gain (loss) on investments, and other assets and liabilities	19	19,424	(31,014)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(30)	(8,818)	(7,205)
Net increase (decrease) in net assets resulting from operations	85	11,490	(34,793)
Distributions to shareholders from
Class N	—	—	(79)
Class I	(3)	—	(2,289)
Class R6	(85)	—	(2,567)
Total distributions	(88)	—	(4,935)
Capital stock transactions
Proceeds from sale of shares	23,957	10,396	75,968
Shares issued in reinvestment of income dividends and capital gain distributions	88	—	4,686
Less cost of shares redeemed	(17)	(155,160)	(438,011)
Net increase (decrease) in net assets resulting from capital share transactions	24,028	(144,764)	(357,357)
Increase (decrease) in net assets	24,025	(133,274)	(397,085)
Net assets
Beginning of period	—	353,715	750,800
End of period	$24,025	$220,441	$353,715

(a)	For the period from May 25, 2021 (Commencement of Operations) to June 30, 2021.

See accompanying Notes to Financial Statements.

June 30, 2021	William Blair Funds	123

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report, the Trust has the following twenty funds (the “Funds”) available for sale, each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

U.S. Equity Funds	Global Equity Fund	Fixed Income Funds
Growth	Global Leaders	Bond
Large Cap Growth		Income
Mid Cap Growth	International Equity Funds	Low Duration
Small-Mid Cap Core	International Leaders
Small-Mid Cap Growth	International Growth	Emerging Markets Debt Fund
Small Cap Growth	Institutional International Growth	Emerging Markets Debt
Small Cap Value	International Small Cap Growth
	Emerging Markets Leaders	Multi-Asset and Alternative Fund
	Emerging Markets Growth	Macro Allocation
Emerging Markets Small Cap Growth

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

(b) Share Classes

Each Fund is comprised of Class N, Class I and Class R6 shares, except the Small-Mid Cap Core and Emerging Markets Debt Funds, which are comprised of Class I and Class R6 shares, and Institutional International Growth Fund, which does not offer multiple classes of shares.

Class N shares are available to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load and carry an annual 12b-1 distribution fee at a fixed rate (0.25% for the U.S. Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds as discussed in Note 4(b) – Transactions with Affiliates – Underwriting Distribution Services and Shareholder Administration Agreements) and a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class I shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, and asset-based fee advisory clients of William Blair. The minimum initial investment for a Class I account is $500,000, subject to certain exceptions. Class I shares do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class R6 shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, asset-based fee advisory clients of William Blair, and additional types of investors, provided that neither the investor nor the financial intermediary requires the Funds to make any type of servicing or administrative payment. The minimum initial investment for a Class R6 account is $1 million, subject to certain exceptions.

Shares of the Institutional International Growth Fund require a minimum initial investment of $5 million, subject to certain exceptions.

Class R6 shares and the Institutional International Growth Fund do not carry any sales load, distribution fees or sub-transfer agents fees. Class R6 shares of a Fund generally have lower ongoing expenses than the Fund’s Class N and Class I shares.

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other

124	Semiannual Report	June 30, 2021

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary, depending on the method by which the intermediary charges for the services.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

U.S. Equity Funds	Long-term capital appreciation.
Global Equity Fund	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Bond Fund	Outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.
Income Fund	High level of current income with relative stability of principal.
Low Duration Fund	Maximize total return. Total return includes both income and capital appreciation.
Emerging Markets Debt Fund	Provide attractive risk-adjusted returns relative to the Fund’s benchmark through investments in hard currency denominated debt issued in emerging market countries.
Macro Allocation Fund	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class-specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expenses are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration, Emerging Markets Debt and Macro Allocation Funds were the rates in effect on June 30, 2021. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted, respectively, on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2021, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a corresponding increase in net realized gain of $1,987, $420 and $1,237, respectively (in thousands). This reclassification had no effect on the net increase (decrease) in net assets resulting from operations, net asset value or the net assets of the Funds.

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of

June 30, 2021	William Blair Funds	125

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Fixed Income Funds and Emerging Markets Debt Fund are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December and/or January. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities in the Statement of Operations.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the positions. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for the prior three years remains open and the returns are subject to examination.

126	Semiannual Report	June 30, 2021

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments, including derivatives, for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at June 30, 2021, were as follows (in thousands):

				Net
		Gross	Gross	Unrealized
	Cost of	Unrealized	Unrealized	Appreciation/
Fund	Investments	Appreciation	Depreciation	(Depreciation)
Growth	$169,987	$157,279	$658	$156,621
Large Cap Growth	519,831	298,206	—	298,206
Mid Cap Growth	61,449	26,360	907	25,453
Small-Mid Cap Core	40,051	11,301	270	11,031
Small-Mid Cap Growth	2,373,128	1,105,807	36,093	1,069,714
Small Cap Growth	525,992	224,483	10,550	213,933
Small Cap Value	32,789	15,923	252	15,671
Global Leaders	74,025	64,456	138	64,318
International Leaders	829,546	385,454	18,556	366,898
International Growth	1,369,962	1,000,370	27,174	973,196
Institutional International Growth	767,708	559,340	14,729	544,611
International Small Cap Growth	279,081	89,857	11,241	78,616
Emerging Markets Leaders	267,512	79,207	2,659	76,548
Emerging Markets Growth	837,262	429,589	6,296	423,293
Emerging Markets Small Cap Growth	390,774	110,665	4,103	106,562
Bond	320,911	17,205	2,973	14,232
Income	51,101	897	138	759
Low Duration	139,422	1,269	749	520
Emerging Markets Debt	24,427	212	221	(9)
Macro Allocation	176,004	48,252	3,678	44,574

As of December 31, 2020, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. The following table details the Funds’ available capital loss carryforwards as of December 31, 2020, and the capital loss carryforwards utilized by the Funds in 2020:

	Available Capital Loss Carryforwards			Capital Loss Carryforwards
Fund	Short Term	Long Term	Total	Utilized in 2020
Small-Mid Cap Core	$12,855	$51	$12,906	$—
Small Cap Value	13,368	—	13,368	—
International Growth	—	—	—	8,604
Institutional International Growth	—	—	—	33,252
International Small Cap Growth	—	—	—	15,355
Emerging Markets Small Cap Growth	—	—	—	46,476
Bond	9,761	10,043	19,804	523
Income	2,596	4,313	6,909	—
Low Duration	13,806	15,977	29,783	—
Macro Allocation	224,668	11,978	236,646	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2020. Qualified late year ordinary losses are comprised of losses related to swaps, foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2020.

June 30, 2021	William Blair Funds	127

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

As of December 31, 2020, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
	Ordinary	Net
Fund	Income	Capital
Emerging Markets Small Cap Growth	$102	$—
Bond	741	—
Income	228	—

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. Each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement in up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security. When a Fund sells TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells TBAs without owning or having the right to obtain the deliverable securities it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities.

(g) Securities Sold, Not Yet Purchased

A Fund may sell a security it does not own (known as selling a security short) in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A Fund is also subject to the risk that it may be unable to acquire a security to terminate a short position except at a price substantially in excess of the price at which it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

128	Semiannual Report	June 30, 2021

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

(j) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the period ended June 30, 2021, the Small-Mid Cap Growth Fund redeemed $224,500 (in thousands) of Fund shares in-kind rather than with cash and recognized net realized gains of $89,621 (in thousands) on the securities distributed to shareholders.

(3) Valuation

(a) Investment Valuation

The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a foreign security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of June 30, 2021, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. If there were no sales that day or if no settlement price is available, such option contracts are valued at the mean between the last reported bid and ask prices. Option contracts traded in the Over-the-Counter (“OTC”) market shall be valued by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which they are traded most extensively, or if no settlement price is available, at the last sale price as of the close of the exchange. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset. All other swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

June 30, 2021	William Blair Funds	129

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency obligations, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, asset-backed securities, non-U.S. bonds and commercial paper are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase Agreements

Repurchase agreements are valued at cost, which approximates fair value. Repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, the credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled by independent pricing services taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are

130	Semiannual Report	June 30, 2021

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

As of June 30, 2021, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).

		Large Cap	Mid Cap	Small-Mid
Investments in securities	Growth	Growth	Growth	Cap Core
Level 1—Quoted prices
Common Stocks	$321,589	$811,586	$83,678	$50,321
Level 2—Other significant observable inputs
Repurchase Agreements	5,019	6,451	3,224	761
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$326,608	$818,037	$86,902	$51,082

		Small-Mid	Small Cap	Small Cap
Investments in securities		Cap Growth	Growth	Value
Level 1—Quoted prices
Common Stocks		$3,431,806	$728,808	$47,528
Exchange-Traded Funds		—	7,596	—
Level 2—Other significant observable inputs
Repurchase Agreements		11,036	3,521	932
Level 3—Significant unobservable inputs
None		—	—	—
Total investments in securities		$3,442,842	$739,925	$48,460

	Global	International	International	Institutional International
Investments in securities	Leaders	Leaders	Growth	Growth
Level 1—Quoted prices
Common Stocks	$136,752	$1,180,151	$2,326,007	$1,302,794
Level 2—Other significant observable inputs
Common Stocks	—	—	3,146	1,762
Repurchase Agreements	1,591	16,293	14,005	7,763
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$138,343	$1,196,444	$2,343,158	$1,312,319

				Emerging
	International	Emerging	Emerging	Markets
	Small Cap	Markets	Markets	Small Cap
Investments in securities	Growth	Leaders	Growth	Growth
Level 1—Quoted prices
Common Stocks	$350,102	$314,494	$1,257,093	$483,941
Level 2—Other significant observable inputs
Common Stocks	—	—	3,462	10,426
Corporate Obligations	—	19	—	—
Repurchase Agreements	7,595	29,547	—	2,969
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$357,697	$344,060	$1,260,555	$497,336

June 30, 2021	William Blair Funds	131

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

Investments in securities	Bond	Income	Low Duration	Emerging Markets Debt	Macro Allocation
Assets
Level 1—Quoted prices
Exchange-Traded Funds	$—	$—	$—	$—	$145,842
Common Stocks	—	—	—	—	10,704
Preferred Stocks	—	—	—	—	954
Level 2—Other significant observable inputs
Asset-Backed Securities	7,146	2,752	15,794	—	—
Commercial Paper	1,100	—	—	—	—
Corporate Obligations	152,704	24,268	51,565	—	—
Foreign Corporate Obligations	—	—	—	7,713	—
Foreign Government Bonds	—	—	—	14,801	27,183
Foreign Municipal Bonds	—	—	—	421	—
Purchased Options	—	—	—	—	561
Repurchase Agreements	291	149	—	1,443	9,466
U.S. Government and U.S. Government Agency	173,902	24,691	72,583	—	21,493
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Liabilities
Level 1—Quoted prices
None	—	—	—	—	—
Level 2—Other significant observable inputs
None	—	—	—	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total investments in securities	$335,143	$51,860	$139,942	$24,378	$216,203
Other financial instruments
Assets
Level 1—Quoted prices
Futures Contracts	$—	$—	$—	$—	$239
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	40	5,340
Swaps	—	—	—	43	1,271
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Liabilities
Level 1—Quoted prices
Futures Contracts	—	—	—	—	(3,474)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	—	(3,621)
Swaps	(42)	(8)	—	(65)	(108)
U.S. Government Agency	(5,326)	(1,065)	(21,080)	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total other financial instruments	$(5,368)	$(1,073)	$(21,080)	$18	$(353)

See Portfolio of Investments for Sector Classification.

132	Semiannual Report	June 30, 2021

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, based on a specified percentage of the Fund’s average daily net assets. Each Fund’s annual management fee rate is as follows:

U.S. Equity Funds
Growth	0.75%
Large Cap Growth	0.60%
Mid Cap Growth	0.90%
Small-Mid Cap Core	0.90%
Small-Mid Cap Growth	1.00%
Small Cap Growth	1.10%
Small Cap Value[2]	0.75%

Fixed Income Funds
Bond	0.30%
Income[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Emerging Markets Debt Fund
Emerging Markets Debt	0.65%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%

Global Equity Fund
Global Leaders	0.85%
International Equity Funds
International Leaders	0.85%
International Growth:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1	Management fee also includes a charge of 5% of gross income.
2	Prior to March 1, 2021, the Small Cap Value Fund paid a management fee at a rate of 0.95% of the Fund’s average daily net assets. Effective March 1, 2021, the management fee paid to the Adviser was reduced to 0.75%.

June 30, 2021	William Blair Funds	133

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for certain operating expenses, subject to certain excluded expenses, in excess of the agreed upon rate through April 30, 2022. Excluded expenses include interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total operating expenses for the stated class of the Funds, subject to certain excluded expenses, exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional/Class R6
	Effective	Effective	Effective	Effective	Effective	Effective
	May 1, 2021	May 1, 2020	May 1, 2021	May 1, 2020	May 1, 2021	May 1, 2020
	through	through	through	through	through	through
	April 30,	April 30,	April 30,	April 30,	April 30,	April 30,
Fund	2022	2021	2022	2021	2022	2021
Growth	1.20%	1.20%	0.95%	0.95%	0.90%	0.90%
Large Cap Growth	0.90%	0.90%	0.65%	0.65%	0.60%	0.60%
Mid Cap Growth	1.20%	1.20%	0.95%	0.95%	0.90%	0.90%
Small-Mid Cap Core	N/A	N/A	0.95%	0.95%	0.90%	0.90%
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	1.05%	1.05%
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	1.20%	1.20%
Small Cap Value	1.15%[2]	1.25%[1]	0.89%[2]	1.00%[1]	0.85%[2]	0.95%[1]
Global Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Growth	1.45%	1.45%	1.20%	1.20%	1.15%	1.15%
Institutional International Growth	N/A	N/A	N/A	N/A	1.05%	1.05%
International Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
Emerging Markets Leaders	1.40%	1.40%	1.15%	1.15%	1.10%	1.10%
Emerging Markets Growth	1.60%	1.60%	1.35%	1.35%	1.30%	1.30%
Emerging Markets Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
Bond	0.60%	0.60%	0.45%	0.45%	0.40%	0.40%
Income	0.85%	0.85%	0.70%	0.70%	0.65%	0.65%
Low Duration	0.55%	0.55%	0.40%	0.40%	0.35%	0.35%
Emerging Markets Debt	N/A	N/A	0.70%[3]	N/A	0.65%[3]	N/A
Macro Allocation	1.25%	1.25%	1.00%	1.00%	0.95%	0.95%

1	Effective May 1, 2020 through February 28, 2021.
2	Effective March 1, 2021 through April 30, 2023.
3	Effective May 25, 2021 (Commencement of Operations).

The fee waivers and/or expense reimbursements received by each class are reported in the Statements of Operations.

The Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to a fund’s commencement of operations to the extent that such recoupment does not cause the fund’s annual operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the fund’s current expense limitation. The total amounts available for recoupment as of June 30, 2021 were as follows (in thousands):

Fund	Available for Recoupment	Expiration of Recoupment
Small-Mid Cap Core	$501	October 1, 2022
Emerging Markets Debt	20	May 25, 2024

134	Semiannual Report	June 30, 2021

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

(b) Underwriting and Distribution Services Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Small-Mid Cap Core, Emerging Markets Debt and Institutional International Growth Funds, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

(5) Investment Transactions

Investment transactions, excluding U.S. government securities and short-term securities, for the period ended June 30, 2021, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$40,171	$53,968
Large Cap Growth	131,446	127,820
Mid Cap Growth	18,616	19,351
Small-Mid Cap Core	23,810	9,027
Small-Mid Cap Growth	704,598	890,321
Small Cap Growth	190,252	208,292
Small Cap Value	5,540	25,564
Global Leaders	12,469	9,345
International Leaders	165,908	137,945
International Growth	363,749	523,048
Institutional International Growth	202,271	321,051
International Small Cap Growth	108,210	114,566
Emerging Markets Leaders	123,569	80,504
Emerging Markets Growth	379,818	423,906
Emerging Markets Small Cap Growth	296,183	156,463
Bond	97,991	65,995
Income	19,523	31,952
Low Duration	165,772	124,360
Emerging Markets Debt(a)	26,635	3,782
Macro Allocation	58,322	170,090

(a)	For the period from May 25, 2021 (Commencement of Operations) to June 30, 2021.

Investment transactions in U.S. government securities, excluding short-term securities, for the period ended June 30, 2021, were as follows (in thousands):

Fund	Purchases	Sales
Bond	$9,071	$501
Income	1,378	675
Low Duration	2,000	12,234
Macro Allocation	—	—

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. The Macro Allocation Fund may also use derivative instruments to implement its investment strategy and obtain desired investment exposures, including by taking long or short positions indirectly through derivative instruments such as, but not limited to, futures, swaps, options and forward

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Notes to Financial Statements (information as of June 30, 2021 is unaudited)

foreign currency contracts. Such long and short positions may be intended to enhance expected return, reduce expected risk, or both. For additional information regarding the asset class exposures the Macro Allocation Fund typically seeks through futures, swaps, options and forward foreign currency contracts, see the Fund’s principal investment strategy disclosure in its prospectus. The derivative instruments held as of June 30, 2021, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the year ended June 30, 2021.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

The Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by the Macro Allocation Fund with various counterparties and allow the Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. A futures contract can be closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (“initial margin deposit”). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker each day. Gains or losses on futures contracts are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Writing options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset in the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability in the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed in the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity, Emerging Markets Debt and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities as

136	Semiannual Report	June 30, 2021

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

unrealized appreciation/depreciation on forward foreign currency contracts. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Under current regulatory requirements, a Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, which is the variance strike price of the reference entity, to the receiver for the floating rate, which is the realized variance price of the reference entity. At the time the trade is

June 30, 2021	William Blair Funds	137

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of June 30, 2021, and their respective location in the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Bond
Credit	Receivable for variation margin on centrally cleared swaps(1)	$—	Payable for variation margin on centrally cleared swaps(1)	$42
Income
Credit	Receivable for variation margin on centrally cleared swaps(1)	—	Payable for variation margin on centrally cleared swaps(1)	8
Emerging Markets Debt
Credit	Receivable for variation margin on centrally cleared swaps(1)	—	Payable for variation margin on centrally cleared swaps(1)	3
Currency	Unrealized appreciation on forward foreign currency contracts	40	Unrealized depreciation on forward foreign currency contracts)	—
Interest rate	Receivable for variation margin on centrally cleared swaps(1)	43	Payable for variation margin on centrally cleared swaps(1)	62
Macro Allocation
Currency	Unrealized appreciation on forward foreign currency contracts	5,340	Unrealized depreciation on forward foreign currency contracts	3,621
Currency	Investments in securities, at value	237	Options written, at value	—
Equity	Receivable for futures variation margin(1)	239	Payable for futures variation margin(1)	3,437
Equity	Investments in securities, at value	324	Options written, at value	—
Equity	Unrealized appreciation on swap contracts	1,241	Unrealized depreciation on swap contracts	42
Interest rate	Unrealized appreciation on swap contracts	10	Unrealized depreciation on swap contracts	52
Interest rate	Receivable for futures variation margin(1)	—	Payable for futures variation margin(1)	37
Interest rate	Receivable for variation margin on centrally cleared swaps(1)	20	Payable for variation margin on centrally cleared swaps(1)	14

(1)	The table above includes cumulative appreciation/(depreciation) on futures contracts and centrally cleared swaps as reported in the applicable Fund’s Portfolio of Investments. Receivable/payable for variation margin on futures contracts and centrally cleared swaps as reported in the applicable Fund’s Statement of Assets and Liabilities represents the current day’s variation margin.

138	Semiannual Report	June 30, 2021

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

The following table indicates the effect of derivatives, by Fund and primary risk exposure, in the Statements of Operations for the period ended June 30, 2021 (in thousands):

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Bond
Credit	Swaps	$(1,427)	Swaps	$836
Income
Credit	Swaps	(460)	Swaps	316
Emerging Markets Debt
Credit	Swaps	—	Swaps	(3)
Currency	Forward foreign currency contracts	4	Forward foreign currency contracts	40
Interest rate	Swaps	(3)	Swaps	(19)
Macro Allocation
Credit	Swaps	76	Swaps	(43)
Currency	Forward foreign currency contracts	(1,304)	Forward foreign currency contracts	907
Currency	Options	—	Options	54
Equity	Futures contracts	(19,015)	Futures contracts	2,824
Equity	Options	292	Options	66
Equity	Swaps	923	Swaps	930
Interest rate	Futures contracts	428	Futures contracts	(20)
Interest rate	Swaps	(1,264)	Swaps	(296)

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Fund’s Statement of Assets and Liabilities at June 30, 2021 (in thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swaps	Total	Forward Foreign Currency Contracts	Swaps	Total	Net Market Value	Collateral Pledged (Received)		Net Exposure
Macro Allocation
Citibank N.A.	$5,340	$237	$—	$5,577	$(3,621)	$—	$(3,621)	$1,956	$(1,956	)(1)	$—
Credit Suisse	—	324	1,251	1,575	—	(90)	(90)	1,485	(1,200)		285
Goldman Sachs	—	—	—	—	—	(4)	(4)	(4)	—		(4)
	$5,340	$561	$1,251	$7,152	$(3,621)	$(94)	$(3,715)

Emerging Markets Debt
Citibank N.A.	$40	$—	$—	$40	$—	$—	$—	$40	$—		$40
	$40	$—	$—	$40	$—	$—	$—

(1)	Does not include additional cash collateral received in the amount of $14 (in thousands).

The net exposure represents the amount due from/(due to) the counterparty in the event of default. Any net exposure is generally due to changes in market value of the underlying derivative instruments on the last day of the period as timing of collateral movement occurs the following day.

June 30, 2021	William Blair Funds	139

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the period ended June 30, 2021 (in thousands):

								Class N
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$1,012	$—	$6,367	$(5,355)	85	—	542	(457)
Large Cap Growth	26,518	—	20,763	5,755	1,279	—	1,002	277
Mid Cap Growth	151	—	800	(649)	12	—	62	(50)
Small-Mid Cap Growth	25,254	—	96,476	(71,222)	724	—	2,766	(2,042)
Small Cap Growth	18,718	—	30,411	(11,693)	492	—	814	(322)
Small Cap Value	4,131	—	1,861	2,270	263	—	123	140
Global Leaders	169	—	379	(210)	10	—	21	(11)
International Leaders	19,182	—	5,131	14,051	820	—	220	600
International Growth	4,627	—	16,582	(11,955)	115	—	414	(299)
International Small Cap Growth	60	—	178	(118)	3	—	10	(7)
Emerging Markets Leaders	2,378	—	1,994	384	170	—	144	26
Emerging Markets Growth	25,969	—	10,873	15,096	1,314	—	563	751
Emerging Markets Small Cap Growth	109	—	323	(214)	5	—	14	(9)
Bond	7,697	530	7,556	671	729	50	721	58
Income	2,213	187	7,435	(5,035)	257	22	866	(587)
Low Duration	10,027	154	7,648	2,533	1,164	18	889	293
Macro Allocation	618	—	1,435	(817)	56	—	130	(74)

								Class I
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$9,234	$—	$12,830	$(3,596)	631	—	897	(266)
Large Cap Growth	74,022	—	73,409	613	3,362	—	3,325	37
Mid Cap Growth	4,437	—	4,822	(385)	311	—	337	(26)
Small-Mid Cap Core	5,506	—	2,232	3,274	373	—	154	219
Small-Mid Cap Growth	303,305	—	805,605	(502,300)	8,151	—	21,686	(13,535)
Small Cap Growth	46,414	—	58,249	(11,835)	1,079	—	1,362	(283)
Small Cap Value	1,482	—	23,538	(22,056)	95	—	1,588	(1,493)
Global Leaders	5,977	—	4,025	1,952	322	—	221	101
International Leaders	176,551	—	87,933	88,618	7,472	—	3,645	3,827
International Growth	40,154	—	220,204	(180,050)	977	—	5,327	(4,350)
International Small Cap Growth	10,366	—	19,055	(8,689)	577	—	1,053	(476)
Emerging Markets Leaders	9,268	—	18,088	(8,820)	666	—	1,323	(657)
Emerging Markets Growth	98,212	—	31,397	66,815	4,973	—	1,591	3,382
Emerging Markets Small Cap Growth	15,361	—	19,819	(4,458)	643	—	849	(206)
Bond	48,256	2,707	31,060	19,903	4,634	260	2,988	1,906
Income	6,973	380	17,617	(10,264)	817	44	2,064	(1,203)
Low Duration	38,885	1,121	41,014	(1,008)	4,515	131	4,777	(131)
Emerging Markets Debt (a)	1,151	3	3	1,151	115	—	—	115
Macro Allocation	9,378	—	90,151	(80,773)	854	—	8,212	(7,358)

(a)	For the period from May 25, 2021 (Commencement of Operations) to June 30, 2021.

140	Semiannual Report	June 30, 2021

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

							Institutional/Class R6
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$895	$—	$1,061	$(166)	62	—	73	(11)
Large Cap Growth	49,322	—	52,044	(2,722)	2,220	—	2,382	(162)
Mid Cap Growth	—	—	—	—	—	—	—	—
Small-Mid Cap Core	11,617	—	80	11,537	795	—	5	790
Small-Mid Cap Growth	216,785	—	20,652	196,133	5,719	—	556	5,163
Small Cap Growth	11,164	—	4,706	6,458	263	—	110	153
Small Cap Value	748	—	1,181	(433)	47	—	76	(29)
Global Leaders	1,407	—	—	1,407	81	—	—	81
International Leaders	35,835	—	116,145	(80,310)	1,554	—	4,912	(3,358)
International Growth	53,949	—	9,730	44,219	1,281	—	239	1,042
Institutional International Growth	29,938	—	144,198	(114,260)	1,425	—	6,855	(5,430)
International Small Cap Growth	18,786	—	3,787	14,999	998	—	208	790
Emerging Markets Leaders	110,565	—	56,917	53,648	7,955	—	4,122	3,833
Emerging Markets Growth	86,298	—	225,987	(139,689)	4,279	—	11,402	(7,123)
Emerging Markets Small Cap Growth	158,292	—	15,589	142,703	6,394	—	644	5,750
Bond	3,397	712	1,633	2,476	325	68	157	236
Income	119	1	—	120	14	—	—	14
Low Duration	7,285	282	25,211	(17,644)	849	33	2,938	(2,056)
Emerging Markets Debt (a)	22,806	85	14	22,877	2,281	8	1	2,288
Macro Allocation	400	—	63,574	(63,174)	37	—	5,671	(5,634)

			Net Change in Net Assets Relating to Fund Share Activity
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$11,141	$—	$20,258	$(9,117)	778	—	1,512	(734)
Large Cap Growth	149,862	—	146,216	3,646	6,861	—	6,709	152
Mid Cap Growth	4,588	—	5,622	(1,034)	323	—	399	(76)
Small-Mid Cap Core	17,123	—	2,312	14,811	1,168	—	159	1,009
Small-Mid Cap Growth	545,344	—	922,733	(377,389)	14,594	—	25,008	(10,414)
Small Cap Growth	76,296	—	93,366	(17,070)	1,834	—	2,286	(452)
Small Cap Value	6,361	—	26,580	(20,219)	405	—	1,787	(1,382)
Global Leaders	7,553	—	4,404	3,149	413	—	242	171
International Leaders	231,568	—	209,209	22,359	9,846	—	8,777	1,069
International Growth	98,730	—	246,516	(147,786)	2,373	—	5,980	(3,607)
Institutional International Growth	29,938	—	144,198	(114,260)	1,425	—	6,855	(5,430)
International Small Cap Growth	29,212	—	23,020	6,192	1,578	—	1,271	307
Emerging Markets Leaders	122,211	—	76,999	45,212	8,791	—	5,589	3,202
Emerging Markets Growth	210,479	—	268,257	(57,778)	10,566	—	13,556	(2,990)
Emerging Markets Small Cap Growth	173,762	—	35,731	138,031	7,042	—	1,507	5,535
Bond	59,350	3,949	40,249	23,050	5,688	378	3,866	2,200
Income	9,305	568	25,052	(15,179)	1,088	66	2,930	(1,776)
Low Duration	56,197	1,557	73,873	(16,119)	6,528	182	8,604	(1,894)
Emerging Markets Debt (a)	23,957	88	17	24,028	2,396	8	1	2,403
Macro Allocation	10,396	—	155,160	(144,764)	947	—	14,013	(13,066)

(a)	For the period from May 25, 2021 (Commencement of Operations) to June 30, 2021.

June 30, 2021	William Blair Funds	141

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2020 (in thousands):

								Class N
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$2,054	$4,719	$9,133	$(2,360)	199	428	907	(280)
Large Cap Growth	103,916	5,098	72,994	36,020	6,564	257	4,199	2,622
Mid Cap Growth	580	436	1,290	(274)	58	34	118	(26)
Small-Mid Cap Growth	52,389	5,571	146,798	(88,838)	2,096	172	5,868	(3,600)
Small Cap Growth	33,285	18,183	79,823	(28,355)	1,253	536	3,063	(1,274)
Small Cap Value	1,442	2,112	5,248	(1,694)	132	176	465	(157)
Global Leaders	1,294	1,318	1,082	1,530	79	76	71	84
International Leaders	13,189	140	7,585	5,744	660	6	420	246
International Growth	35,689	2,302	270,854	(232,863)	1,431	60	10,703	(9,212)
International Small Cap Growth	156	57	1,156	(943)	12	3	101	(86)
Emerging Markets Leaders	4,442	16	4,880	(422)	432	1	474	(41)
Emerging Markets Growth	11,134	382	3,715	7,801	677	21	259	439
Emerging Markets Small Cap Growth	97	—	1,036	(939)	5	—	67	(62)
Bond	17,987	1,085	12,752	6,320	1,685	102	1,228	559
Income	9,681	538	7,582	2,637	1,117	62	875	304
Low Duration	21,451	185	9,322	12,314	2,468	21	1,074	1,415
Macro Allocation	1,054	78	6,566	(5,434)	97	7	602	(498)

								Class I
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$14,750	$26,685	$54,977	$(13,542)	1,235	1,980	4,530	(1,315)
Large Cap Growth	219,016	11,860	185,086	45,790	12,682	563	9,216	4,029
Mid Cap Growth	10,548	5,059	17,687	(2,080)	885	363	1,472	(224)
Small-Mid Cap Core	265,306	—	236,282	29,024	24,899	—	23,271	1,628
Small-Mid Cap Growth	704,716	50,709	850,114	(94,689)	25,299	1,466	31,213	(4,448)
Small Cap Growth	53,293	34,928	185,988	(97,767)	1,750	902	6,319	(3,667)
Small Cap Value	13,215	25,566	100,768	(61,987)	1,144	2,043	9,063	(5,876)
Global Leaders	12,040	12,211	46,586	(22,335)	853	705	3,092	(1,534)
International Leaders	216,096	2,810	68,924	149,982	10,917	125	3,796	7,246
International Growth	272,612	19,944	417,516	(124,960)	10,406	512	13,740	(2,822)
International Small Cap Growth	23,282	2,718	51,685	(25,685)	1,680	158	3,837	(1,999)
Emerging Markets Leaders	15,739	590	10,915	5,414	1,480	45	1,115	410
Emerging Markets Growth	28,566	4,194	18,435	14,325	1,793	230	1,249	774
Emerging Markets Small Cap Growth	17,451	62	44,837	(27,324)	1,057	3	2,759	(1,699)
Bond	71,936	5,973	59,078	18,831	6,799	567	5,669	1,697
Income	23,843	930	11,163	13,610	2,754	108	1,297	1,565
Low Duration	111,572	1,820	46,902	66,490	12,854	210	5,414	7,650
Macro Allocation	46,704	2,087	218,856	(170,065)	4,300	192	20,335	(15,843)

142	Semiannual Report	June 30, 2021

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

							Institutional/Class R6
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$11,384	$1,332	$1,426	$11,290	868	99	105	862
Large Cap Growth	171,386	5,663	4,494	172,555	8,196	269	225	8,240
Mid Cap Growth	361	42	—	403	29	3	—	32
Small-Mid Cap Core	901	—	43	858	93	—	5	88
Small-Mid Cap Growth	72,243	1,722	15,219	58,746	2,470	50	497	2,023
Small Cap Growth	27,131	8,907	15,142	20,896	748	230	466	512
Small Cap Value	8,341	200	599	7,942	758	16	51	723
Global Leaders	3,767	323	50,716	(46,626)	263	19	3,336	(3,054)
International Leaders	161,317	5,704	68,132	98,889	8,186	253	3,738	4,701
International Growth	37,075	1,007	12,279	25,803	1,104	26	414	716
Institutional International Growth	148,064	150,369	1,102,278	(803,845)	8,792	7,511	60,324	(44,021)
International Small Cap Growth	19,209	3,641	35,644	(12,794)	1,297	210	2,453	(946)
Emerging Markets Leaders	40,847	2,293	78,532	(35,392)	3,598	175	7,041	(3,268)
Emerging Markets Growth	278,462	39,570	225,547	92,485	18,092	2,152	14,653	5,591
Emerging Markets Small Cap Growth	54,151	129	71,930	(17,650)	3,232	6	4,178	(940)
Bond	5,988	1,653	4,616	3,025	568	157	437	288
Income	16	2	—	18	2	—	—	2
Low Duration	33,079	644	29,885	3,838	3,815	74	3,442	447
Macro Allocation	28,210	2,521	212,589	(181,858)	2,528	232	19,934	(17,174)

			Net Change in Net Assets Relating to Fund Share Activity
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$28,188	$32,736	$65,536	$(4,612)	2,302	2,507	5,542	(733)
Large Cap Growth	494,318	22,621	262,574	254,365	27,442	1,089	13,640	14,891
Mid Cap Growth	11,489	5,537	18,977	(1,951)	972	400	1,590	(218)
Small-Mid Cap Core	266,207	—	236,325	29,882	24,992	—	23,276	1,716
Small-Mid Cap Growth	829,348	58,002	1,012,131	(124,781)	29,865	1,688	37,578	(6,025)
Small Cap Growth	113,709	62,018	280,953	(105,226)	3,751	1,668	9,848	(4,429)
Small Cap Value	22,998	27,878	106,615	(55,739)	2,034	2,235	9,579	(5,310)
Global Leaders	17,101	13,852	98,384	(67,431)	1,195	800	6,499	(4,504)
International Leaders	390,602	8,654	144,641	254,615	19,763	384	7,954	12,193
International Growth	345,376	23,253	700,649	(332,020)	12,941	598	24,857	(11,318)
Institutional International Growth	148,064	150,369	1,102,278	(803,845)	8,792	7,511	60,324	(44,021)
International Small Cap Growth	42,647	6,416	88,485	(39,422)	2,989	371	6,391	(3,031)
Emerging Markets Leaders	61,028	2,899	94,327	(30,400)	5,510	221	8,630	(2,899)
Emerging Markets Growth	318,162	44,146	247,697	114,611	20,562	2,403	16,161	6,804
Emerging Markets Small Cap Growth	71,699	191	117,803	(45,913)	4,294	9	7,004	(2,701)
Bond	95,911	8,711	76,446	28,176	9,052	826	7,334	2,544
Income	33,540	1,470	18,745	16,265	3,873	170	2,172	1,871
Low Duration	166,102	2,649	86,109	82,642	19,137	305	9,930	9,512
Macro Allocation	75,968	4,686	438,011	(357,357)	6,925	431	40,871	(33,515)

June 30, 2021	William Blair Funds	143

Notes to Financial Statements (information as of June 30, 2021 is unaudited)

(8) Subsequent Events

In connection with the Adviser’s acquisition of Investment Counselors of Maryland, LLC (“ICM”), the Board of Trustees of William Blair Funds and the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC”) approved the reorganization of the ICM Small Company Portfolio (“Target Fund”), a series of AIC advised by ICM, into the William Blair Small Cap Value Fund (the “Reorganization”). The Reorganization occurred on July 16, 2021. The Target Fund is the accounting survivor of the Reorganization, and as a result, the William Blair Small Cap Value Fund Class I has adopted the operating and performance history of the ICM Small Company Portfolio for financial reporting purposes. The performance and accounting history for Class N and Class R6 of the reorganized William Blair Small Cap Value Fund begins effective July 19, 2021. The reorganized William Blair Small Cap Value Fund is managed by William V. Heaphy, CFA and Gary J. Merwitz, former employees of ICM, who are employees of the Adviser.

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there are no other impacts to the Funds’ financial statements.

144	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.15	$9.45	$7.91	$10.27	$11.41	$12.52
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.05)	(0.03)	(0.04)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.50	3.43	2.54	0.75	2.78	(0.08)
Total from investment operations	1.46	3.38	2.51	0.71	2.76	(0.10)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.68	0.97	3.07	3.90	1.01
Total distributions	—	1.68	0.97	3.07	3.90	1.01
Net asset value, end of year	$12.61	$11.15	$9.45	$7.91	$10.27	$11.41
Total return (%)*	13.09	35.97	31.97	5.10	24.35	(0.98)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.22	1.26	1.24	1.22	1.20	1.21
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20	1.21
Net investment income (loss), before waivers and reimbursements	(0.64)	(0.55)	(0.35)	(0.36)	(0.14)	(0.15)
Net investment income (loss), net of waivers and reimbursements	(0.62)	(0.49)	(0.31)	(0.34)	(0.14)	(0.15)
Class N net assets at the end of the year (in thousands)	$34,360	$35,494	$32,710	$38,370	$34,886	$62,936
Portfolio turnover rate (%)*	13	46	39	46	38	79

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.64	$11.25	$9.25	$11.51	$12.39	$13.50
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.00)^	(0.01)	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.83	4.10	2.97	0.82	3.02	(0.10)
Total from investment operations	1.81	4.07	2.97	0.81	3.04	(0.07)
Less distributions from:
Net investment income	—	—	—	0.00 ^	0.02	0.03
Net realized gain	—	1.68	0.97	3.07	3.90	1.01
Total distributions	—	1.68	0.97	3.07	3.92	1.04
Net asset value, end of year	$15.45	$13.64	$11.25	$9.25	$11.51	$12.39
Total return (%)*	13.27	36.35	32.32	5.42	24.64	(0.69)
Ratios to average daily net assets (%)**:
Expenses	0.89	0.93	0.92	0.91	0.92	0.90
Net investment income (loss)	(0.31)	(0.23)	(0.03)	(0.06)	0.12	0.20
Class I net assets at the end of the year (in thousands)	$278,636	$249,716	$220,660	$187,306	$318,848	$514,870
Portfolio turnover rate (%)*	13	46	39	46	38	79

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	145

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$13.67	$11.26	$11.06
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.00	)^
Net realized and unrealized gain (loss) on investments	1.84	4.12	1.17
Total from investment operations	1.82	4.09	1.17
Less distributions from:
Net investment income	—	—	—
Net realized gain	—	1.68	0.97
Total distributions	—	1.68	0.97
Net asset value, end of year	$15.49	$13.67	$11.26
Total return (%)*	13.31	36.50	10.75
Ratios to average daily net assets (%)**:
Expenses	0.84	0.87	0.88
Net investment income (loss)	(0.26)	(0.23)	(0.06)
Class R6 net assets at the end of the year (in thousands)	$13,471	$12,041	$217
Portfolio turnover rate (%)*	13	46	39

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

146	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020		2019		2018	2017	2016
Net asset value, beginning of year	$20.03	$15.27		$11.99		$13.35	$10.26	$10.15
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.01		0.00	^	(0.02)	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	2.86	5.52		4.29		0.81	3.19	0.18
Total from investment operations	2.84	5.53		4.29		0.79	3.17	0.20
Less distributions from:
Net investment income	—	0.00	^	0.01		—	—	0.01
Net realized gain	—	0.77		1.00		2.15	0.08	0.08
Total distributions	—	0.77		1.01		2.15	0.08	0.09
Net asset value, end of year	$22.87	$20.03		$15.27		$11.99	$13.35	$10.26
Total return (%)*	14.18	36.30		36.00		4.96	30.88	1.97
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.05	1.09		1.12		1.21	1.19	1.23
Expenses, net of waivers and reimbursements	0.90	0.90		0.95		1.05	1.05	1.05
Net investment income (loss), before waivers and reimbursements	(0.38)	(0.15)		(0.14)		(0.33)	(0.27)	(0.01)
Net investment income (loss), net of waivers and reimbursements	(0.23)	0.04		0.03		(0.17)	(0.13)	0.17
Class N net assets at the end of the year (in thousands)	$164,108	$138,152		$65,314		$41,361	$25,604	$11,860
Portfolio turnover rate (%)*	17	35		37		47	29	44

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020		2019		2018	2017	2016
Net asset value, beginning of year	$21.29	$16.19		$12.66		$13.97	$10.70	$10.58
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	0.06		0.04		0.01	0.02	0.04
Net realized and unrealized gain (loss) on investments	3.05	5.85		4.54		0.85	3.33	0.19
Total from investment operations	3.05	5.91		4.58		0.86	3.35	0.23
Less distributions from:
Net investment income	—	0.04		0.05		0.02	—	0.03
Net realized gain	—	0.77		1.00		2.15	0.08	0.08
Total distributions	—	0.81		1.05		2.17	0.08	0.11
Net asset value, end of year	$24.34	$21.29		$16.19		$12.66	$13.97	$10.70
Total return (%)*	14.33	36.59		36.35		5.21	31.29	2.22
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.76	0.80		0.81		0.90	0.90	0.91
Expenses, net of waivers and reimbursements	0.65	0.65		0.70		0.80	0.80	0.80
Net investment income (loss), before waivers and reimbursements	(0.09)	0.16		0.16		(0.01)	0.03	0.30
Net investment income (loss), net of waivers and reimbursements	0.02	0.31		0.27		0.09	0.13	0.41
Class I net assets at the end of the year (in thousands)	$455,229	$397,370		$236,930		$137,599	$177,959	$110,475
Portfolio turnover rate (%)*	17	35		37		47	29	44

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	147

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$21.27	$16.17	$15.12
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01	0.04
Net realized and unrealized gain (loss) on investments	3.04	5.91	2.07
Total from investment operations	3.05	5.92	2.11
Less distributions from:
Net investment income	—	0.05	0.06
Net realized gain	—	0.77	1.00
Total distributions	—	0.82	1.06
Net asset value, end of year	$24.32	$21.27	$16.17
Total return (%)*	14.34	36.70	14.13
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.67	0.70	0.71
Expenses, net of waivers and reimbursements	0.60	0.60	0.60
Net investment income (loss), before waivers and reimbursements	0.01	(0.03)	0.22
Net investment income (loss), net of waivers and reimbursements	0.08	0.07	0.33
Class R6 net assets at the end of the year (in thousands)	$198,869	$177,347	$1,590
Portfolio turnover rate (%)*	17	35	37

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

148	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.89	$10.99	$8.87	$10.92	$10.69	$11.28
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.08)	(0.05)	(0.06)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	0.51	3.01	3.22	0.03	2.29	0.09
Total from investment operations	0.46	2.93	3.17	(0.03)	2.21	0.03
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.03	1.05	2.02	1.98	0.62
Total distributions	—	1.03	1.05	2.02	1.98	0.62
Net asset value, end of year	$13.35	$12.89	$10.99	$8.87	$10.92	$10.69
Total return (%)*	3.57	26.80	36.02	(1.20)	20.88	0.23
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.47	1.54	1.51	1.57	1.49	1.45
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.23	1.30	1.30
Net investment income (loss), before waivers and reimbursements	(1.09)	(1.06)	(0.79)	(0.85)	(0.84)	(0.68)
Net investment income (loss), net of waivers and reimbursements	(0.82)	(0.72)	(0.48)	(0.51)	(0.65)	(0.53)
Class N net assets at the end of the year (in thousands)	$5,621	$6,074	$5,465	$4,944	$6,166	$16,234
Portfolio turnover rate (%)*	23	45	43	58	59	60

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.13	$11.93	$9.55	$11.57	$11.20	$11.76
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.06)	(0.03)	(0.03)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	0.55	3.29	3.46	0.03	2.40	0.09
Total from investment operations	0.51	3.23	3.43	—	2.35	0.06
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.03	1.05	2.02	1.98	0.62
Total distributions	—	1.03	1.05	2.02	1.98	0.62
Net asset value, end of year	$14.64	$14.13	$11.93	$9.55	$11.57	$11.20
Total return (%)*	3.61	27.21	36.17	(0.86)	21.18	0.48
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.23	1.29	1.28	1.31	1.23	1.18
Expenses, net of waivers and reimbursements	0.95	0.95	0.95	0.98	1.05	1.05
Net investment income (loss), before waivers and reimbursements	(0.85)	(0.80)	(0.56)	(0.58)	(0.58)	(0.39)
Net investment income (loss), net of waivers and reimbursements	(0.57)	(0.46)	(0.23)	(0.25)	(0.40)	(0.26)
Class I net assets at the end of the year (in thousands)	$79,711	$77,273	$67,936	$51,173	$71,369	$119,424
Portfolio turnover rate (%)*	23	45	43	58	59	60

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	149

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$14.14	$11.94	$11.93
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	0.56	3.29	1.07
Total from investment operations	0.52	3.23	1.06
Less distributions from:
Net investment income	—	—	—
Net realized gain	—	1.03	1.05
Total distributions	—	1.03	1.05
Net asset value, end of year	$14.66	$14.14	$11.94
Total return (%)*	3.68	27.18	9.10
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.11	1.16	1.14
Expenses, net of waivers and reimbursements	0.90	0.90	0.90
Net investment income (loss), before waivers and reimbursements	(0.73)	(0.70)	(0.41)
Net investment income (loss), net of waivers and reimbursements	(0.52)	(0.44)	(0.17)
Class R6 net assets at the end of the year (in thousands)	$646	$623	$145
Portfolio turnover rate (%)*	23	45	43

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

150	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Core Fund

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020		2019(a)
Net asset value, beginning of year	$12.88	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.00	^	0.02
Net realized and unrealized gain (loss) on investments	2.37	2.20		0.67
Total from investment operations	2.36	2.20		0.69
Less distributions from:
Net investment income	—	—		0.01
Net realized gain	—	—		—
Total distributions	—	—		0.01
Net asset value, end of year	$15.24	$12.88		$10.68
Total return (%)*	18.32	20.60		6.87
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.46	1.22		3.92
Expenses, net of waivers and reimbursements	0.95	0.95		0.95
Net investment income (loss), before waivers and reimbursements	(0.69)	(0.27)		(2.23)
Net investment income (loss), net of waivers and reimbursements	(0.18)	0.00		0.74
Class N net assets at the end of the year (in thousands)	$30,517	$22,958		$1,655
Portfolio turnover rate (%)*	23	244		12

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020		2019(a)
Net asset value, beginning of year	$12.88	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.01		0.01
Net realized and unrealized gain (loss) on investments	2.38	2.19		0.68
Total from investment operations	2.37	2.20		0.69
Less distributions from:
Net investment income	—	0.00	^	0.01
Net realized gain	—	—		—
Total distributions	—	0.00	^	0.01
Net asset value, end of year	$15.25	$12.88		$10.68
Total return (%)*	18.40	20.60		6.88
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.30	1.07		3.92
Expenses, net of waivers and reimbursements	0.90	0.90		0.90
Net investment income (loss), before waivers and reimbursements	(0.50)	(0.11)		(2.71)
Net investment income (loss), net of waivers and reimbursements	(0.10)	0.06		0.31
Class I net assets at the end of the year (in thousands)	$20,442	$7,087		$4,933
Portfolio turnover rate (%)*	23	244		12

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	151

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$32.96	$25.41	$20.97	$23.36	$19.20	$18.53
Income (loss) from investment operations:
Net investment income (loss)	(0.18)	(0.24)	(0.20)	(0.18)	(0.16)	(0.09)
Net realized and unrealized gain (loss) on investments	2.82	8.37	6.56	(0.25)	5.62	1.29
Total from investment operations	2.64	8.13	6.36	(0.43)	5.46	1.20
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.58	1.92	1.96	1.30	0.53
Total distributions	—	0.58	1.92	1.96	1.30	0.53
Net asset value, end of year	$35.60	$32.96	$25.41	$20.97	$23.36	$19.20
Total return (%)*	8.04	32.04	30.41	(2.29)	28.57	6.45
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.43	1.45	1.43	1.44	1.43	1.43
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35	1.35
Net investment income (loss), before waivers and reimbursements	(1.11)	(1.01)	(0.88)	(0.81)	(0.82)	(0.59)
Net investment income (loss), net of waivers and reimbursements	(1.03)	(0.91)	(0.80)	(0.72)	(0.74)	(0.51)
Class N net assets at the end of the year (in thousands)	$267,143	$314,572	$334,017	$424,865	$228,828	$171,638
Portfolio turnover rate (%)*	20	55	56	46	64	66

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$35.13	$26.99	$22.12	$24.48	$20.02	$19.25
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.19)	(0.14)	(0.12)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	3.01	8.91	6.93	(0.28)	5.87	1.35
Total from investment operations	2.87	8.72	6.79	(0.40)	5.76	1.30
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.58	1.92	1.96	1.30	0.53
Total distributions	—	0.58	1.92	1.96	1.30	0.53
Net asset value, end of year	$38.00	$35.13	$26.99	$22.12	$24.48	$20.02
Total return (%)*	8.17	32.35	30.77	(2.06)	28.90	6.72
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.16	1.17	1.16	1.16	1.16	1.16
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10	1.10
Net investment income (loss), before waivers and reimbursements	(0.84)	(0.73)	(0.59)	(0.53)	(0.55)	(0.34)
Net investment income (loss), net of waivers and reimbursements	(0.78)	(0.66)	(0.53)	(0.47)	(0.49)	(0.28)
Class I net assets at the end of the year (in thousands)	$2,881,276	$3,139,290	$2,531,823	$1,979,105	$1,576,180	$1,090,939
Portfolio turnover rate (%)*	20	55	56	46	64	66

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$35.18	$27.01	$26.76
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.17)	(0.09)
Net realized and unrealized gain (loss) on investments	3.01	8.92	2.26
Total from investment operations	2.88	8.75	2.17
Less distributions from:
Net investment income	—	—	—
Net realized gain	—	0.58	1.92
Total distributions	—	0.58	1.92
Net asset value, end of year	$38.06	$35.18	$27.01
Total return (%)*	8.19	32.44	8.17
Ratios to average daily net assets (%)**:
Expenses	1.03	1.05	1.05
Net investment income (loss)	(0.68)	(0.61)	(0.46)
Class R6 net assets at the end of the year (in thousands)	$329,840	$123,220	$39,974
Portfolio turnover rate (%)*	20	55	56

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	153

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$34.49	$27.75	$23.23	$26.87	$25.24	$22.47
Income (loss) from investment operations:
Net investment income (loss)	(0.22)	(0.29)	(0.24)	(0.27)	(0.25)	(0.18)
Net realized and unrealized gain (loss) on investments	4.65	10.86	5.40	(0.10)	6.88	4.43
Total from investment operations	4.43	10.57	5.16	(0.37)	6.63	4.25
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	3.83	0.64	3.27	5.00	1.48
Total distributions	—	3.83	0.64	3.27	5.00	1.48
Net asset value, end of year	$38.92	$34.49	$27.75	$23.23	$26.87	$25.24
Total return (%)*	12.84	38.32	22.26	(2.14)	26.70	18.89
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.55	1.58	1.54	1.55	1.54	1.55
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(1.26)	(1.10)	(0.92)	(0.94)	(0.93)	(0.84)
Net investment income (loss), net of waivers and reimbursements	(1.21)	(1.02)	(0.88)	(0.89)	(0.89)	(0.79)
Class N net assets at the end of the year (in thousands)	$191,361	$180,635	$180,706	$169,074	$146,291	$117,068
Portfolio turnover rate (%)*	27	71	51	74	81	90

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$39.36	$31.19	$25.99	$29.61	$27.34	$24.17
Income (loss) from investment operations:
Net investment income (loss)	(0.20)	(0.24)	(0.19)	(0.21)	(0.20)	(0.13)
Net realized and unrealized gain (loss) on investments	5.32	12.24	6.03	(0.14)	7.47	4.78
Total from investment operations	5.12	12.00	5.84	(0.35)	7.27	4.65
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	3.83	0.64	3.27	5.00	1.48
Total distributions	—	3.83	0.64	3.27	5.00	1.48
Net asset value, end of year	$44.48	$39.36	$31.19	$25.99	$29.61	$27.34
Total return (%)*	13.01	38.68	22.51	(1.88)	26.99	19.22
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.25	1.30	1.27	1.25	1.25	1.27
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.95)	(0.82)	(0.65)	(0.65)	(0.64)	(0.56)
Net investment income (loss), net of waivers and reimbursements	(0.95)	(0.77)	(0.63)	(0.65)	(0.64)	(0.54)
Class I net assets at the end of the year (in thousands)	$428,670	$390,511	$423,881	$410,233	$343,119	$271,830
Portfolio turnover rate (%)*	27	71	51	74	81	90

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$39.40	$31.20	$31.00
Income (loss) from investment operations:
Net investment income (loss)	(0.18)	(0.23)	(0.11)
Net realized and unrealized gain (loss) on investments	5.32	12.26	0.95
Total from investment operations	5.14	12.03	0.84
Less distributions from:
Net investment income	—	—	—
Net realized gain	—	3.83	0.64
Total distributions	—	3.83	0.64
Net asset value, end of year	$44.54	$39.40	$31.20
Total return (%)*	13.05	38.76	2.75
Ratios to average daily net assets (%)**:
Expenses	1.16	1.19	1.18
Net investment income (loss)	(0.86)	(0.71)	(0.51)
Class R6 net assets at the end of the year (in thousands)	$123,768	$103,462	$65,950
Portfolio turnover rate (%)*	27	71	51

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	155

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.04	$17.47	$15.04	$20.15	$20.18	$16.68
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.08	0.09	0.03	0.01	0.04
Net realized and unrealized gain (loss) on investments	2.27	(1.38)	2.92	(3.12)	1.50	4.34
Total from investment operations	2.30	(1.30)	3.01	(3.09)	1.51	4.38
Less distributions from:
Net investment income	—	0.05	0.09	—	—	0.04
Net realized gain	—	3.08	0.49	2.02	1.54	0.84
Total distributions	—	3.13	0.58	2.02	1.54	0.88
Net asset value, end of year	$15.34	$13.04	$17.47	$15.04	$20.15	$20.18
Total return (%)*	17.64	(5.76)	20.09	(15.93)	7.57	26.19
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.61	1.71	1.55	1.56	1.55	1.53
Expenses, net of waivers and reimbursements	1.18	1.33	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(0.05)	0.26	0.49	0.08	(0.01)	0.19
Net investment income (loss), net of waivers and reimbursements	0.38	0.64	0.54	0.14	0.04	0.22
Class N net assets at the end of the year (in thousands)	$10,865	$7,402	$12,672	$16,381	$29,271	$33,359
Portfolio turnover rate (%)*	11	64	116	56	38	33

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.57	$18.02	$15.50	$20.70	$20.68	$17.08
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.11	0.14	0.08	0.06	0.09
Net realized and unrealized gain (loss) on investments	2.38	(1.40)	3.01	(3.21)	1.54	4.44
Total from investment operations	2.42	(1.29)	3.15	(3.13)	1.60	4.53
Less distributions from:
Net investment income	—	0.08	0.14	0.05	0.04	0.09
Net realized gain	—	3.08	0.49	2.02	1.54	0.84
Total distributions	—	3.16	0.63	2.07	1.58	0.93
Net asset value, end of year	$15.99	$13.57	$18.02	$15.50	$20.70	$20.68
Total return (%)*	17.83	(5.57)	20.45	(15.74)	7.85	26.46
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.63	1.48	1.31	1.30	1.29	1.29
Expenses, net of waivers and reimbursements	0.93	1.08	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.13)	0.48	0.74	0.36	0.25	0.43
Net investment income (loss), net of waivers and reimbursements	0.57	0.88	0.80	0.41	0.29	0.47
Class I net assets at the end of the year (in thousands)	$25,982	$42,311	$162,093	$475,134	$644,749	$675,272
Portfolio turnover rate (%)*	11	64	116	56	38	33

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$13.56	$18.03	$18.19
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.12	0.16
Net realized and unrealized gain (loss) on investments	2.37	(1.41)	0.32
Total from investment operations	2.42	(1.29)	0.48
Less distributions from:
Net investment income	—	0.10	0.15
Net realized gain	—	3.08	0.49
Total distributions	—	3.18	0.64
Net asset value, end of year	$15.98	$13.56	$18.03
Total return (%)*	17.85	(5.55)	2.69
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.24	1.30	1.17
Expenses, net of waivers and reimbursements	0.88	1.03	1.17
Net investment income (loss), before waivers and reimbursements	0.27	0.75	1.28
Net investment income (loss), net of waivers and reimbursements	0.63	1.02	1.28
Class R6 net assets at the end of the year (in thousands)	$11,532	$10,188	$513
Portfolio turnover rate (%)*	11	64	116

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	157

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.41	$14.92	$11.47	$14.53	$11.60	$11.58
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.06)	0.01	0.02	0.05	0.03
Net realized and unrealized gain (loss) on investments	1.92	4.74	3.61	(1.12)	3.46	0.04
Total from investment operations	1.88	4.68	3.62	(1.10)	3.51	0.07
Less distributions from:
Net investment income	—	—	0.03	—	0.10	—
Net realized gain	—	2.19	0.14	1.96	0.48	0.05
Total distributions	—	2.19	0.17	1.96	0.58	0.05
Net asset value, end of year	$19.29	$17.41	$14.92	$11.47	$14.53	$11.60
Total return (%)*	10.80	31.50	31.57	(8.23)	30.31	0.62
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.40	1.45	1.39	1.47	1.63	1.62
Expenses, net of waivers and reimbursements	1.15	1.15	1.20	1.33	1.37	1.36
Net investment income (loss), before waivers and reimbursements	(0.65)	(0.67)	(0.10)	(0.01)	0.09	(0.03)
Net investment income (loss), net of waivers and reimbursements	(0.40)	(0.37)	0.09	0.13	0.35	0.23
Class N net assets at the end of the year (in thousands)	$12,925	$11,861	$8,910	$7,225	$7,761	$5,760
Portfolio turnover rate (%)*	7	27	27	49	41	75

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.47	$14.93	$11.47	$14.56	$11.62	$11.59
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	0.05	0.06	0.09	0.06
Net realized and unrealized gain (loss) on investments	1.92	4.74	3.61	(1.13)	3.47	0.05
Total from investment operations	1.91	4.73	3.66	(1.07)	3.56	0.11
Less distributions from:
Net investment income	—	0.00^	0.06	0.06	0.14	0.03
Net realized gain	—	2.19	0.14	1.96	0.48	0.05
Total distributions	—	2.19	0.20	2.02	0.62	0.08
Net asset value, end of year	$19.38	$17.47	$14.93	$11.47	$14.56	$11.62
Total return (%)*	10.93	31.86	31.96	(8.06)	30.69	0.98
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.09	1.12	1.07	1.15	1.33	1.31
Expenses, net of waivers and reimbursements	0.90	0.90	0.95	1.07	1.07	1.05
Net investment income (loss), before waivers and reimbursements	(0.34)	(0.31)	0.22	0.31	0.39	0.28
Net investment income (loss), net of waivers and reimbursements	(0.15)	(0.09)	0.34	0.39	0.65	0.54
Class I net assets at the end of the year (in thousands)	$121,059	$107,375	$114,666	$83,790	$60,067	$45,772
Portfolio turnover rate (%)*	7	27	27	49	41	75

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.47	$14.93	$11.47	$14.56	$11.62	$11.59
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.02	0.06	0.07	0.10	0.07
Net realized and unrealized gain (loss) on investments	1.93	4.72	3.61	(1.13)	3.47	0.05
Total from investment operations	1.92	4.74	3.67	(1.06)	3.57	0.12
Less distributions from:
Net investment income	—	0.01	0.07	0.07	0.15	0.04
Net realized gain	—	2.19	0.14	1.96	0.48	0.05
Total distributions	—	2.20	0.21	2.03	0.63	0.09
Net asset value, end of year	$19.39	$17.47	$14.93	$11.47	$14.56	$11.62
Total return (%)*	10.99	31.91	32.02	(7.99)	30.78	1.03
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.01	1.06	1.01	1.08	1.10	1.11
Expenses, net of waivers and reimbursements	0.85	0.85	0.90	1.00	1.00	1.00
Net investment income (loss), before waivers and reimbursements	(0.22)	(0.10)	0.32	0.39	0.65	0.48
Net investment income (loss), net of waivers and reimbursements	(0.06)	0.11	0.43	0.47	0.75	0.59
Class R6 net assets at the end of the year (in thousands)	$4,844	$2,946	$48,133	$79,685	$143,521	$125,199
Portfolio turnover rate (%)*	7	27	27	49	41	75

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	159

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$22.69	$18.08	$13.80	$16.37	$12.88	$12.89
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.04)	0.09	0.13	0.11	0.03
Net realized and unrealized gain (loss) on investments	1.43	4.82	4.25	(2.19)	3.70	0.08
Total from investment operations	1.41	4.78	4.34	(2.06)	3.81	0.11
Less distributions from:
Net investment income	—	—	0.06	0.06	0.20	0.12
Net realized gain	—	0.17	—	0.45	0.12	—
Total distributions	—	0.17	0.06	0.51	0.32	0.12
Net asset value, end of year	$24.10	$22.69	$18.08	$13.80	$16.37	$12.88
Total return (%)*	6.21	26.45	31.46	(12.70)	29.65	0.88
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.27	1.31	1.32	1.39	1.59	1.56
Expenses, net of waivers and reimbursements	1.15	1.15	1.18	1.28	1.35	1.30
Net investment income (loss), before waivers and reimbursements	(0.27)	(0.39)	0.44	0.70	0.48	(0.02)
Net investment income (loss), net of waivers and reimbursements	(0.15)	(0.23)	0.58	0.81	0.72	0.24
Class N net assets at the end of the year (in thousands)	$35,254	$19,586	$11,163	$8,715	$9,651	$2,922
Portfolio turnover rate (%)*	12	34	20	33	41	59

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$22.80	$18.13	$13.84	$16.44	$12.92	$12.91
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.00)^	0.12	0.17	0.16	0.10
Net realized and unrealized gain (loss) on investments	1.43	4.85	4.27	(2.19)	3.71	0.04
Total from investment operations	1.44	4.85	4.39	(2.02)	3.87	0.14
Less distributions from:
Net investment income	—	0.01	0.10	0.13	0.23	0.13
Net realized gain	—	0.17	—	0.45	0.12	—
Total distributions	—	0.18	0.10	0.58	0.35	0.13
Net asset value, end of year	$24.24	$22.80	$18.13	$13.84	$16.44	$12.92
Total return (%)*	6.32	26.77	31.76	(12.45)	30.05	1.10
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.98	1.01	1.01	1.07	1.28	1.30
Expenses, net of waivers and reimbursements	0.90	0.90	0.93	1.03	1.05	1.04
Net investment income (loss), before waivers and reimbursements	(0.02)	(0.11)	0.64	1.02	0.86	0.48
Net investment income (loss), net of waivers and reimbursements	0.06	(0.00)	0.72	1.06	1.09	0.74
Class I net assets at the end of the year (in thousands)	$511,382	$393,596	$181,617	$76,382	$60,279	$30,944
Portfolio turnover rate (%)*	12	34	20	33	41	59

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$22.80	$18.12	$13.83	$16.43	$12.92	$12.90
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.02	0.14	0.18	0.18	0.12
Net realized and unrealized gain (loss) on investments	1.44	4.85	4.26	(2.19)	3.70	0.04
Total from investment operations	1.45	4.87	4.40	(2.01)	3.88	0.16
Less distributions from:
Net investment income	—	0.02	0.11	0.14	0.25	0.14
Net realized gain	—	0.17	—	0.45	0.12	—
Total distributions	—	0.19	0.11	0.59	0.37	0.14
Net asset value, end of year	$24.25	$22.80	$18.12	$13.83	$16.43	$12.92
Total return (%)*	6.36	26.88	31.83	(12.38)	30.08	1.25
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.90	0.92	0.93	0.99	1.03	1.06
Expenses, net of waivers and reimbursements	0.85	0.85	0.88	0.95	0.95	0.95
Net investment income (loss), before waivers and reimbursements	0.02	0.03	0.80	1.07	1.10	0.81
Net investment income (loss), net of waivers and reimbursements	0.07	0.10	0.85	1.11	1.18	0.92
Class R6 net assets at the end of the year (in thousands)	$649,617	$687,171	$461,124	$324,902	$308,898	$221,356
Portfolio turnover rate (%)*	12	34	20	33	41	59

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	161

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$38.75	$29.68	$23.04	$30.41	$23.86	$24.94
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.16)	0.09	0.16	0.21	0.20
Net realized and unrealized gain (loss) on investments	3.28	9.55	6.87	(5.56)	6.73	(0.92)
Total from investment operations	3.21	9.39	6.96	(5.40)	6.94	(0.72)
Less distributions from:
Net investment income	—	0.06	0.32	0.12	0.39	0.36
Net realized gain	—	0.26	—	1.85	—	—
Total distributions	—	0.32	0.32	1.97	0.39	0.36
Net asset value, end of year	$41.96	$38.75	$29.68	$23.04	$30.41	$23.86
Total return (%)*	8.28	31.64	30.24	(18.00)	29.11	(2.88)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.46	1.47	1.45	1.46	1.47	1.43
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.45	1.45	1.43
Net investment income (loss), before waivers and reimbursements	(0.34)	(0.56)	0.34	0.54	0.76	0.84
Net investment income (loss), net of waivers and reimbursements	(0.33)	(0.54)	0.34	0.55	0.78	0.84
Class N net assets at the end of the year (in thousands)	$300,351	$288,976	$494,788	$456,533	$763,740	$729,544
Portfolio turnover rate (%)*	16	27	34	78	82	101

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$39.65	$30.38	$23.56	$31.13	$24.42	$25.51
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.08)	0.18	0.26	0.30	0.29
Net realized and unrealized gain (loss) on investments	3.36	9.79	7.03	(5.70)	6.89	(0.94)
Total from investment operations	3.35	9.71	7.21	(5.44)	7.19	(0.65)
Less distributions from:
Net investment income	—	0.18	0.39	0.28	0.48	0.44
Net realized gain	—	0.26	—	1.85	—	—
Total distributions	—	0.44	0.39	2.13	0.48	0.44
Net asset value, end of year	$43.00	$39.65	$30.38	$23.56	$31.13	$24.42
Total return (%)*	8.45	31.99	30.66	(17.73)	29.49	(2.54)
Ratios to average daily net assets (%)**:
Expenses	1.14	1.16	1.14	1.13	1.14	1.13
Net investment income (loss)	(0.04)	(0.24)	0.65	0.86	1.08	1.16
Class I net assets at the end of the year (in thousands)	$1,888,879	$1,914,460	$1,552,355	$1,646,811	$2,375,326	$2,251,701
Portfolio turnover rate (%)*	16	27	34	78	82	101

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$39.66	$30.37	$27.56
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	3.33	9.83	3.27
Total from investment operations	3.36	9.76	3.22
Less distributions from:
Net investment income	—	0.21	0.41
Net realized gain	—	0.26	—
Total distributions	—	0.47	0.41
Net asset value, end of year	$43.02	$39.66	$30.37
Total return (%)*	8.47	32.16	11.71
Ratios to average daily net assets (%)**:
Expenses	1.06	1.07	1.06
Net investment income (loss)	0.14	(0.23)	(0.26)
Class R6 net assets at end of year (in thousands)	$163,300	$109,214	$61,916
Portfolio turnover rate (%)*	16	27	34

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	163

Financial Highlights — For a share outstanding throughout each period

Institutional International Growth Fund

	Institutional
	(unaudited) Period Ended June 30,		Years Ended December 31,
	2021		2020	2019	2018	2017	2016
Net asset value, beginning of year	$20.37		$17.35	$13.40	$18.08	$14.55	$15.08
Income (loss) from investment operations:
Net investment income (loss)	(0.00)	^	(0.01)	0.12	0.18	0.21	0.18
Net realized and unrealized gain (loss) on investments	1.73		5.60	4.00	(3.29)	4.07	(0.54)
Total from investment operations	1.73		5.59	4.12	(3.11)	4.28	(0.36)
Less distributions from:
Net investment income	—		0.02	0.17	0.17	0.44	0.17
Net realized gain	—		2.55	—	1.40	0.31	—
Total distributions	—		2.57	0.17	1.57	0.75	0.17
Net asset value, end of year	$22.10		$20.37	$17.35	$13.40	$18.08	$14.55
Total return (%)*	8.49		32.47	30.75	(17.50)	29.53	(2.40)
Ratios to average daily net assets (%)**:
Expenses	1.01		1.00	0.99	0.97	0.97	0.98
Net investment income (loss),		(0.02)	(0.04)	0.77	1.01	1.22	1.25
Net assets at the end of the year (in thousands)	$1,318,807		$1,326,482	$1,892,911	$1,784,435	$2,330,299	$2,093,971
Portfolio turnover rate (%)*	16		31	35	82	84	105

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.45	$13.85	$10.36	$15.49	$12.87	$13.50
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.05)	0.05	0.04	0.12	0.10
Net realized and unrealized gain (loss) on investments	1.30	4.01	3.45	(3.78)	3.98	(0.72)
Total from investment operations	1.27	3.96	3.50	(3.74)	4.10	(0.62)
Less distributions from:
Net investment income	—	—	0.01	0.08	0.32	0.01
Net realized gain	—	0.36	—	1.31	1.16	0.00 ^
Total distributions	—	0.36	0.01	1.39	1.48	0.01
Net asset value, end of year	$18.72	$17.45	$13.85	$10.36	$15.49	$12.87
Total return (%)*	7.28	28.68	33.81	(24.48)	32.17	(4.60)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.47	1.52	1.48	1.48	1.62	1.59
Expenses, net of waivers and reimbursements	1.47	1.52	1.48	1.48	1.47	1.44
Net investment income (loss), before waivers and reimbursements	(0.36)	(0.36)	0.45	0.29	0.70	0.62
Net investment income (loss), net of waivers and reimbursements	(0.36)	(0.36)	0.45	0.29	0.85	0.77
Class N net assets at the end of the year (in thousands)	$3,201	$3,101	$3,650	$3,440	$6,275	$10,361
Portfolio turnover rate (%)*	32	63	38	88	64	73

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.66	$13.98	$10.45	$15.65	$13.00	$13.65
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	0.09	0.09	0.14	0.14
Net realized and unrealized gain (loss) on investments	1.32	4.06	3.48	(3.84)	4.07	(0.75)
Total from investment operations	1.31	4.05	3.57	(3.75)	4.21	(0.61)
Less distributions from:
Net investment income	—	0.01	0.04	0.14	0.40	0.04
Net realized gain	—	0.36	—	1.31	1.16	0.00 ^
Total distributions	—	0.37	0.04	1.45	1.56	0.04
Net asset value, end of year	$18.97	$17.66	$13.98	$10.45	$15.65	$13.00
Total return (%)*	7.42	29.04	34.22	(24.29)	32.70	(4.41)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.20	1.25	1.21	1.18	1.31	1.30
Expenses, net of waivers and reimbursements	1.20	1.25	1.21	1.18	1.16	1.15
Net investment income (loss), before waivers and reimbursements	(0.09)	(0.05)	0.75	0.60	0.77	0.91
Net investment income (loss), net of waivers and reimbursements	(0.09)	(0.05)	0.75	0.60	0.92	1.06
Class I net assets at the end of the year (in thousands)	$147,051	$145,283	$142,951	$165,451	$338,920	$306,526
Portfolio turnover rate (%)*	32	63	38	88	64	73

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	165

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,		Years Ended December 31,
	2021		2020		2019	2018	2017	2016
Net asset value, beginning of year	$17.76		$14.05		$10.50	$15.73	$13.07	$13.72
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.00	^	0.11	0.10	0.15	0.15
Net realized and unrealized gain (loss) on investments	1.33		4.09		3.49	(3.85)	4.08	(0.74)
Total from investment operations	1.33		4.09		3.60	(3.75)	4.23	(0.59)
Less distributions from:
Net investment income	—		0.02		0.05	0.17	0.41	0.06
Net realized gain	—		0.36		—	1.31	1.16	0.00 ^
Total distributions	—		0.38		0.05	1.48	1.57	0.06
Net asset value, end of year	$19.09		$17.76		$14.05	$10.50	$15.73	$13.07
Total return (%)*	7.49		29.23		34.32	(24.19)	32.70	(4.31)
Ratios to average daily net assets (%)**:
Expenses	1.11		1.14		1.12	1.08	1.08	1.07
Net investment income (loss)	0.02		0.02		0.86	0.67	0.99	1.13
Class R6 net assets at the end of the year (in thousands)	$217,688		$188,497		$162,465	$171,833	$256,558	$199,746
Portfolio turnover rate (%)*	32		63		38	88	64	73

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.26	$10.51	$8.26	$11.06	$7.84	$7.73
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.02)	0.03	0.03	0.01	0.02
Net realized and unrealized gain (loss) on investments	0.52	2.88	2.28	(1.97)	3.26	0.09
Total from investment operations	0.49	2.86	2.31	(1.94)	3.27	0.11
Less distributions from:
Net investment income	—	—	0.04	0.07	0.05	—
Net realized gain	—	0.11	0.02	0.79	—	—
Total distributions	—	0.11	0.06	0.86	0.05	—
Net asset value, end of year	$13.75	$13.26	$10.51	$8.26	$11.06	$7.84
Total return (%)*	3.70	27.23	27.98	(17.73)	41.68	1.42
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.58	1.63	1.62	1.60	1.62	1.81
Expenses, net of waivers and reimbursements	1.40	1.40	1.45	1.58	1.47	1.57
Net investment income (loss), before waivers and reimbursements	(0.62)	(0.45)	0.17	0.27	(0.01)	0.05
Net investment income (loss), net of waivers and reimbursements	(0.44)	(0.22)	0.34	0.29	0.14	0.29
Class N net assets at the end of the year (in thousands)	$2,223	$1,803	$1,856	$2,239	$2,766	$2,479
Portfolio turnover rate (%)*	29	47	33	52	59	135

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.28	$10.52	$8.27	$11.09	$7.87	$7.74
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.00)^	0.06	0.06	0.02	0.04
Net realized and unrealized gain (loss) on investments	0.53	2.89	2.29	(1.97)	3.27	0.10
Total from investment operations	0.51	2.89	2.35	(1.91)	3.29	0.14
Less distributions from:
Net investment income	—	0.02	0.08	0.12	0.07	0.01
Net realized gain	—	0.11	0.02	0.79	—	—
Total distributions	—	0.13	0.10	0.91	0.07	0.01
Net asset value, end of year	$13.79	$13.28	$10.52	$8.27	$11.09	$7.87
Total return (%)*	3.84	27.52	28.36	(17.45)	41.89	1.82
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.29	1.33	1.29	1.27	1.40	1.54
Expenses, net of waivers and reimbursements	1.15	1.15	1.20	1.27	1.25	1.30
Net investment income (loss), before waivers and reimbursements	(0.38)	(0.21)	0.53	0.58	0.09	0.28
Net investment income (loss), net of waivers and reimbursements	(0.24)	(0.03)	0.62	0.58	0.24	0.52
Class I net assets at the end of the year (in thousands)	$55,679	$62,319	$45,090	$34,786	$47,666	$30,346
Portfolio turnover rate (%)*	29	47	33	52	59	135

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	167

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020		2019	2018	2017	2016
Net asset value, beginning of year	$13.26	$10.51		$8.26	$11.09	$7.86	$7.74
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.00	^	0.06	0.07	0.03	0.03
Net realized and unrealized gain (loss) on investments	0.53	2.89		2.29	(1.98)	3.28	0.10
Total from investment operations	0.52	2.89		2.35	(1.91)	3.31	0.13
Less distributions from:
Net investment income	—	0.03		0.08	0.13	0.08	0.01
Net realized gain	—	0.11		0.02	0.79	—	—
Total distributions	—	0.14		0.10	0.92	0.08	0.01
Net asset value, end of year	$13.78	$13.26		$10.51	$8.26	$11.09	$7.86
Total return (%)*	3.92	27.50		28.45	(17.46)	42.15	1.74
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.21	1.26		1.23	1.20	1.19	1.34
Expenses, net of waivers and reimbursements	1.10	1.10		1.15	1.20	1.19	1.25
Net investment income (loss), before waivers and reimbursements	(0.23)	(0.11)		0.57	0.71	0.33	0.30
Net investment income (loss), net of waivers and reimbursements	(0.12)	0.05		0.65	0.71	0.33	0.39
Class R6 net assets at the end of the year (in thousands)	$258,633	$198,015		$191,337	$161,889	$427,480	$272,678
Portfolio turnover rate (%)*	29	47		33	52	59	135

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.42	$13.67	$11.14	$16.20	$10.99	$10.85
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.09)	0.11	0.01	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	1.98	5.60	2.98	(3.49)	5.35	0.13
Total from investment operations	1.91	5.51	3.09	(3.48)	5.33	0.16
Less distributions from:
Net investment income	—	—	0.16	0.11	0.12	0.02
Net realized gain	—	0.76	0.40	1.47	—	—
Total distributions	—	0.76	0.56	1.58	0.12	0.02
Net asset value, end of year	$20.33	$18.42	$13.67	$11.14	$16.20	$10.99
Total return (%)*	10.37	40.43	27.89	(21.61)	48.53	1.49
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.52	1.55	1.51	1.52	1.65	1.65
Expenses, net of waivers and reimbursements	1.52	1.55	1.51	1.52	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(0.70)	(0.60)	0.84	0.09	(0.29)	0.13
Net investment income (loss), net of waivers and reimbursements	(0.70)	(0.60)	0.84	0.09	(0.14)	0.28
Class N net assets at the end of the year (in thousands)	$35,790	$18,606	$7,804	$7,103	$10,479	$8,488
Portfolio turnover rate (%)*	31	77	79	113	91	105

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.66	$13.82	$11.25	$16.36	$11.10	$10.96
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.05)	0.14	0.05	0.01	0.06
Net realized and unrealized gain (loss) on investments	2.00	5.66	3.02	(3.52)	5.40	0.13
Total from investment operations	1.96	5.61	3.16	(3.47)	5.41	0.19
Less distributions from:
Net investment income	—	0.01	0.19	0.17	0.15	0.05
Net realized gain	—	0.76	0.40	1.47	—	—
Total distributions	—	0.77	0.59	1.64	0.15	0.05
Net asset value, end of year	$20.62	$18.66	$13.82	$11.25	$16.36	$11.10
Total return (%)*	10.50	40.72	28.29	(21.37)	48.83	1.73
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.23	1.30	1.26	1.27	1.42	1.41
Expenses, net of waivers and reimbursements	1.23	1.30	1.26	1.27	1.27	1.26
Net investment income (loss), before waivers and reimbursements	(0.40)	(0.33)	1.06	0.34	(0.07)	0.38
Net investment income (loss), net of waivers and reimbursements	(0.40)	(0.33)	1.06	0.34	0.08	0.53
Class I net assets at the end of the year (in thousands)	$195,390	$113,697	$73,496	$79,427	$129,481	$93,668
Portfolio turnover rate (%)*	31	77	79	113	91	105

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	169

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.84	$13.94	$11.35	$16.49	$11.18	$11.05
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)	0.15	0.07	0.02	0.07
Net realized and unrealized gain (loss) on investments	2.02	5.71	3.04	(3.56)	5.46	0.12
Total from investment operations	1.99	5.68	3.19	(3.49)	5.48	0.19
Less distributions from:
Net investment income	—	0.02	0.20	0.18	0.17	0.06
Net realized gain	—	0.76	0.40	1.47	—	—
Total distributions	—	0.78	0.60	1.65	0.17	0.06
Net asset value, end of year	$20.83	$18.84	$13.94	$11.35	$16.49	$11.18
Total return (%)*	10.56	40.90	28.28	(21.29)	49.06	1.71
Ratios to average daily net assets (%)**:
Expenses	1.16	1.20	1.19	1.19	1.17	1.19
Net investment income (loss)	(0.35)	(0.22)	1.17	0.46	0.17	0.60
Class R6 net assets at the end of the year (in thousands)	$1,027,330	$1,063,433	$708,892	$654,441	$1,178,853	$831,587
Portfolio turnover rate (%)*	31	77	79	113	91	105

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019		2018	2017	2016
Net asset value, beginning of year	$22.22	$16.80	$13.96		$18.66	$13.73	$14.84
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.06)	0.00	^	(0.02)	0.01	0.09
Net realized and unrealized gain (loss) on investments	3.11	5.48	2.84		(4.38)	5.46	(0.88)
Total from investment operations	3.01	5.42	2.84		(4.40)	5.47	(0.79)
Less distributions from:
Net investment income	—	—	—		—	0.50	0.32
Net realized gain	—	—	—		0.30	0.04	—
Total distributions	—	—	—		0.30	0.54	0.32
Net asset value, end of year	$25.23	$22.22	$16.80		$13.96	$18.66	$13.73
Total return (%)*	13.55	32.26	20.34		(23.57)	40.09	(5.33)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.61	1.77	1.71		1.70	1.83	1.82
Expenses, net of waivers and reimbursements	1.55	1.55	1.55		1.58	1.64	1.61
Net investment income (loss), before waivers and reimbursements	(0.95)	(0.58)	(0.14)		(0.22)	(0.11)	0.41
Net investment income (loss), net of waivers and reimbursements	(0.89)	(0.36)	0.02		(0.10)	0.08	0.62
Class N net assets at the end of the year (in thousands)	$4,254	$3,947	$4,025		$8,977	$15,082	$9,263
Portfolio turnover rate (%)*	44	119	142		187	183	157

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019		2018	2017	2016
Net asset value, beginning of year	$22.40	$16.90	$14.03		$18.73	$13.77	$14.90
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.02)	0.04		0.03	0.08	0.13
Net realized and unrealized gain (loss) on investments	3.14	5.53	2.86		(4.41)	5.47	(0.89)
Total from investment operations	3.07	5.51	2.90		(4.38)	5.55	(0.76)
Less distributions from:
Net investment income	—	0.01	0.03		0.02	0.55	0.37
Net realized gain	—	—	—		0.30	0.04	—
Total distributions	—	0.01	0.03		0.32	0.59	0.37
Net asset value, end of year	$25.47	$22.40	$16.90		$14.03	$18.73	$13.77
Total return (%)*	13.71	32.60	20.58		(23.31)	40.53	(5.11)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.31	1.45	1.40		1.38	1.50	1.51
Expenses, net of waivers and reimbursements	1.30	1.30	1.30		1.33	1.31	1.30
Net investment income (loss), before waivers and reimbursements	(0.65)	(0.25)	0.18		0.13	0.30	0.66
Net investment income (loss), net of waivers and reimbursements	(0.64)	(0.10)	0.28		0.18	0.49	0.87
Class I net assets at the end of the year (in thousands)	$166,794	$151,302	$142,885		$169,770	$282,620	$147,949
Portfolio turnover rate (%)*	44	119	142		187	183	157

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	171

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$22.44	$16.93	$14.06	$18.76	$13.79	$14.92
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.00)^	0.05	0.05	0.10	0.14
Net realized and unrealized gain (loss) on investments	3.15	5.53	2.86	(4.41)	5.47	(0.89)
Total from investment operations	3.08	5.53	2.91	(4.36)	5.57	(0.75)
Less distributions from:
Net investment income	—	0.02	0.04	0.04	0.56	0.38
Net realized gain	—	—	—	0.30	0.04	—
Total distributions	—	0.02	0.04	0.34	0.60	0.38
Net asset value, end of year	$25.52	$22.44	$16.93	$14.06	$18.76	$13.79
Total return (%)*	13.73	32.66	20.69	(23.24)	40.62	(5.05)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.24	1.36	1.33	1.30	1.29	1.31
Expenses, net of waivers and reimbursements	1.24	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.55)	(0.14)	0.27	0.22	0.53	0.88
Net investment income (loss), net of waivers and reimbursements	(0.55)	(0.03)	0.35	0.27	0.57	0.94
Class R6 net assets at the end of the year (in thousands)	$319,806	$152,160	$130,711	$98,188	$166,927	$125,650
Portfolio turnover rate (%)*	44	119	142	187	183	157

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.83	$10.41	$9.75	$10.41	$10.41	$10.34
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.24	0.30	0.31	0.27	0.27
Net realized and unrealized gain (loss) on investments	(0.24)	0.54	0.77	(0.56)	0.12	0.18
Total from investment operations	(0.14)	0.78	1.07	(0.25)	0.39	0.45
Less distributions from:
Net investment income	0.14	0.36	0.41	0.41	0.39	0.38
Net realized gain	—	—	—	—	—	—
Total distributions	0.14	0.36	0.41	0.41	0.39	0.38
Net asset value, end of year	$10.55	$10.83	$10.41	$9.75	$10.41	$10.41
Total return (%)*	(1.23)	7.63	11.09	(2.42)	3.83	4.40
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.70	0.79	0.69	0.69	0.82	0.82
Expenses, net of waivers and reimbursements	0.60	0.60	0.60	0.62	0.65	0.65
Net investment income (loss), before waivers and reimbursements	1.72	2.04	2.90	3.01	2.40	2.43
Net investment income (loss), net of waivers and reimbursements	1.82	2.23	2.99	3.08	2.57	2.60
Class N net assets at the end of the year (in thousands)	$39,108	$39,522	$32,176	$70,253	$83,662	$125,866
Portfolio turnover rate (%)*	21	71	58	40	17	17

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.71	$10.30	$9.65	$10.31	$10.30	$10.24
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.25	0.31	0.32	0.29	0.30
Net realized and unrealized gain (loss) on investments	(0.22)	0.54	0.76	(0.56)	0.13	0.16
Total from investment operations	(0.12)	0.79	1.07	(0.24)	0.42	0.46
Less distributions from:
Net investment income	0.15	0.38	0.42	0.42	0.41	0.40
Net realized gain	—	—	—	—	—	—
Total distributions	0.15	0.38	0.42	0.42	0.41	0.40
Net asset value, end of year	$10.44	$10.71	$10.30	$9.65	$10.31	$10.30
Total return (%)*	(1.09)	7.73	11.22	(2.31)	4.16	4.55
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.49	0.55	0.47	0.46	0.60	0.58
Expenses, net of waivers and reimbursements	0.45	0.45	0.45	0.46	0.43	0.41
Net investment income (loss), before waivers and reimbursements	1.93	2.29	3.10	3.24	2.62	2.66
Net investment income (loss), net of waivers and reimbursements	1.97	2.39	3.12	3.24	2.79	2.83
Class I net assets at the end of the year (in thousands)	$246,624	$232,716	$206,304	$281,442	$384,464	$322,174
Portfolio turnover rate (%)*	21	71	58	40	17	17

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	173

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.71	$10.30	$9.64	$10.30	$10.29	$10.23
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.26	0.32	0.33	0.30	0.30
Net realized and unrealized gain (loss) on investments	(0.23)	0.53	0.76	(0.56)	0.13	0.17
Total from investment operations	(0.13)	0.79	1.08	(0.23)	0.43	0.47
Less distributions from:
Net investment income	0.15	0.38	0.42	0.43	0.42	0.41
Net realized gain	—	—	—	—	—	—
Total distributions	0.15	0.38	0.42	0.43	0.42	0.41
Net asset value, end of year	$10.43	$10.71	$10.30	$9.64	$10.30	$10.29
Total return (%)*	(1.16)	7.79	11.39	(2.26)	4.24	4.61
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.42	0.46	0.41	0.38	0.37	0.37
Expenses, net of waivers and reimbursements	0.40	0.40	0.40	0.38	0.35	0.35
Net investment income (loss), before waivers and reimbursements	2.00	2.39	3.17	3.32	2.85	2.88
Net investment income (loss), net of waivers and reimbursements	2.02	2.45	3.18	3.32	2.87	2.90
Class R6 net assets at the end of the year (in thousands)	$49,699	$48,482	$43,655	$70,851	$91,629	$95,216
Portfolio turnover rate (%)*	21	71	58	40	17	17

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Income Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.71	$8.57	$8.36	$8.72	$8.86	$8.90
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.12	0.17	0.17	0.16	0.16
Net realized and unrealized gain (loss) on investments	(0.11)	0.25	0.32	(0.25)	(0.03)	0.06
Total from investment operations	(0.07)	0.37	0.49	(0.08)	0.13	0.22
Less distributions from:
Net investment income	0.08	0.23	0.28	0.28	0.27	0.26
Net realized gain	—	—	—	—	—	—
Total distributions	0.08	0.23	0.28	0.28	0.27	0.26
Net asset value, end of year	$8.56	$8.71	$8.57	$8.36	$8.72	$8.86
Total return (%)*	(0.83)	4.34	5.92	(0.86)	1.46	2.44
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.92	1.03	0.98	0.91	0.88	0.79
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.85	0.85	0.79
Net investment income (loss), before waivers and reimbursements	0.77	1.16	1.85	1.96	1.77	1.80
Net investment income (loss), net of waivers and reimbursements	0.84	1.34	1.98	2.02	1.80	1.80
Class N net assets at the end of the year (in thousands)	$17,205	$22,610	$19,662	$22,422	$39,625	$52,710
Portfolio turnover rate (%)*	33	57	114	97	37	22

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.65	$8.52	$8.30	$8.66	$8.80	$8.83
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.12	0.18	0.19	0.18	0.18
Net realized and unrealized gain (loss) on investments	(0.11)	0.25	0.33	(0.25)	(0.03)	0.06
Total from investment operations	(0.07)	0.37	0.51	(0.06)	0.15	0.24
Less distributions from:
Net investment income	0.08	0.24	0.29	0.30	0.29	0.27
Net realized gain	—	—	—	—	—	—
Total distributions	0.08	0.24	0.29	0.30	0.29	0.27
Net asset value, end of year	$8.50	$8.65	$8.52	$8.30	$8.66	$8.80
Total return (%)*	(0.76)	4.39	6.24	(0.69)	1.68	2.78
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.68	0.78	0.74	0.65	0.62	0.57
Expenses, net of waivers and reimbursements	0.68	0.70	0.70	0.65	0.62	0.57
Net investment income (loss), before waivers and reimbursements	1.01	1.35	2.10	2.22	2.03	2.05
Net investment income (loss), net of waivers and reimbursements	1.01	1.43	2.14	2.22	2.03	2.05
Class I net assets at the end of the year (in thousands)	$34,654	$45,641	$31,629	$34,793	$51,153	$58,160
Portfolio turnover rate (%)*	33	57	114	97	37	22

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	175

Financial Highlights — For a share outstanding throughout each period

Income Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$8.65	$8.52	$8.45
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.13	0.09
Net realized and unrealized gain (loss) on investments	(0.10)	0.24	0.18
Total from investment operations	(0.06)	0.37	0.27
Less distributions from:
Net investment income	0.09	0.24	0.20
Net realized gain	—	—	—
Total distributions	0.09	0.24	0.20
Net asset value, end of year	$8.50	$8.65	$8.52
Total return (%)*	(0.73)	4.44	3.18
Ratios to average daily net assets (%)**:
Expenses, before of waivers and reimbursements	0.62	0.73	0.71
Expenses, net waivers and reimbursements	0.62	0.65	0.65
Net investment income (loss), before of waivers and reimbursements	1.00	1.47	1.46
Net investment income (loss), net waivers and reimbursements	1.00	1.55	1.52
Class R6 net assets at end of year (in thousands)	$190	$71	$52
Portfolio turnover rate (%)*	33	57	114

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.65	$8.68	$8.70	$8.92	$9.07	$9.16
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.08	0.19	0.17	0.11	0.09
Net realized and unrealized gain (loss) on investments	(0.02)	0.14	0.11	(0.10)	(0.04)	0.02
Total from investment operations	—	0.22	0.30	0.07	0.07	0.11
Less distributions from:
Net investment income	0.08	0.25	0.32	0.29	0.22	0.20
Net realized gain	—	—	—	—	—	—
Total distributions	0.08	0.25	0.32	0.29	0.22	0.20
Net asset value, end of year	$8.57	$8.65	$8.68	$8.70	$8.92	$9.07
Total return (%)*	0.05	2.56	3.48	0.80	0.84	1.16
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.71	0.84	0.75	0.72	0.79	0.83
Expenses, net of waivers and reimbursements	0.55	0.55	0.55	0.58	0.61	0.68
Net investment income (loss), before waivers and reimbursements	0.28	0.60	1.96	1.83	1.04	0.83
Net investment income (loss), net of waivers and reimbursements	0.44	0.89	2.16	1.97	1.22	0.98
Class N net assets at the end of the year (in thousands)	$16,119	$13,736	$1,513	$1,661	$1,979	$7,237
Portfolio turnover rate (%)*	82	72	183	122	109	81

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.64	$8.67	$8.70	$8.91	$9.07	$9.16
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.10	0.20	0.19	0.13	0.11
Net realized and unrealized gain (loss) on investments	(0.02)	0.13	0.10	(0.09)	(0.05)	0.02
Total from investment operations	0.01	0.23	0.30	0.10	0.08	0.13
Less distributions from:
Net investment income	0.09	0.26	0.33	0.31	0.24	0.22
Net realized gain	—	—	—	—	—	—
Total distributions	0.09	0.26	0.33	0.31	0.24	0.22
Net asset value, end of year	$8.56	$8.64	$8.67	$8.70	$8.91	$9.07
Total return (%)*	0.12	2.72	3.52	1.12	0.91	1.40
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.51	0.60	0.53	0.46	0.59	0.59
Expenses, net of waivers and reimbursements	0.40	0.40	0.40	0.39	0.41	0.44
Net investment income (loss), before waivers and reimbursements	0.49	0.98	2.19	2.05	1.27	1.05
Net investment income (loss), net of waivers and reimbursements	0.60	1.18	2.32	2.12	1.45	1.20
Class I net assets at the end of the year (in thousands)	$102,003	$104,093	$38,156	$56,120	$131,186	$219,714
Portfolio turnover rate (%)*	82	72	183	122	109	81

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	177

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.64	$8.68	$8.70	$8.91	$9.07	$9.16
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.12	0.21	0.19	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.02)	0.11	0.11	(0.09)	(0.05)	0.02
Total from investment operations	0.01	0.23	0.32	0.10	0.09	0.13
Less distributions from:
Net investment income	0.09	0.27	0.34	0.31	0.25	0.22
Net realized gain	—	—	—	—	—	—
Total distributions	0.09	0.27	0.34	0.31	0.25	0.22
Net asset value, end of year	$8.56	$8.64	$8.68	$8.70	$8.91	$9.07
Total return (%)*	0.15	2.65	3.69	1.15	0.96	1.43
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.47	0.53	0.50	0.42	0.40	0.40
Expenses, net of waivers and reimbursements	0.35	0.35	0.35	0.35	0.37	0.40
Net investment income (loss), before waivers and reimbursements	0.53	1.19	2.22	2.10	1.48	1.25
Net investment income (loss), net of waivers and reimbursements	0.65	1.37	2.37	2.17	1.51	1.25
Class R6 net assets at the end of the year (in thousands)	$22,571	$40,551	$36,846	$47,585	$99,912	$53,122
Portfolio turnover rate (%)*	82	72	183	122	109	81

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Debt Fund

	Class I
	(unaudited) Period Ended June 30,
	2021(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investments	(0.00	)^
Total from investment operations	0.04
Less distributions from:
Net investment income	0.04
Net realized gain	—
Total distributions	0.04
Net asset value, end of year	$10.00
Total return (%)*	0.37
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.51
Expenses, net of waivers and reimbursements	0.70
Net investment income (loss), before waivers and reimbursements	3.22
Net investment income (loss), net of waivers and reimbursements	4.03
Class I net assets at end of year (in thousands)	$1,151
Portfolio turnover rate (%)*	17

	Class R6
	(unaudited) Period Ended June 30,
	2021(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investments	(0.00	)^
Total from investment operations	0.04
Less distributions from:
Net investment income	0.04
Net realized gain	—
Total distributions	0.04
Net asset value, end of year	$10.00
Total return (%)*	0.37
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.53
Expenses, net of waivers and reimbursements	0.65
Net investment income (loss), before waivers and reimbursements	3.23
Net investment income (loss), net of waivers and reimbursements	4.11
Class R6 net assets at end of year (in thousands)	$22,874
Portfolio turnover rate (%)*	17

(a)	For the period from May 25, 2021 (Commencement of Operations) to June 30, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	179

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.93	$11.44	$11.41	$11.84	$11.34	$11.32
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.04	0.08	0.08	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.40	(0.44)	0.37	(0.24)	0.51	0.19
Total from investment operations	0.42	(0.40)	0.45	(0.16)	0.57	0.23
Less distributions from:
Net investment income	—	0.11	0.42	0.27	0.07	0.21
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.11	0.42	0.27	0.07	0.21
Net asset value, end of year	$11.35	$10.93	$11.44	$11.41	$11.84	$11.34
Total return (%)*	3.84	(3.49)	3.97	(1.30)	5.06	2.01
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.37	1.36	1.22	1.30	1.52	1.38
Expenses, net of waivers and reimbursements	1.25	1.26	1.22	1.30	1.37	1.23
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	1.23	1.25	1.21	1.28	1.31	1.23
Net investment income (loss), before waivers and reimbursements	0.24	0.26	0.70	0.66	0.35	0.17
Net investment income (loss), net of waivers and reimbursements	0.36	0.36	0.70	0.66	0.50	0.32
Class N net assets at the end of the year (in thousands)	$7,124	$7,674	$13,717	$43,463	$41,483	$61,376
Portfolio turnover rate (%)*	25	29	31	36	43	50

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.85	$11.35	$11.38	$11.88	$11.38	$11.38
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.06	0.13	0.11	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.40	(0.42)	0.34	(0.24)	0.51	0.18
Total from investment operations	0.43	(0.36)	0.47	(0.13)	0.62	0.26
Less distributions from:
Net investment income	—	0.14	0.50	0.37	0.12	0.26
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.14	0.50	0.37	0.12	0.26
Net asset value, end of year	$11.28	$10.85	$11.35	$11.38	$11.88	$11.38
Total return (%)*	3.96	(3.15)	4.14	(1.08)	5.50	2.26
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.10	1.04	0.97	0.99	1.17	1.12
Expenses, net of waivers and reimbursements	1.00	1.01	0.97	0.99	1.02	0.97
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.98	1.00	0.96	0.97	0.96	0.97
Net investment income (loss), before waivers and reimbursements	0.39	0.56	1.09	0.95	0.75	0.52
Net investment income (loss), net of waivers and reimbursements	0.49	0.59	1.09	0.95	0.90	0.67
Class I net assets at the end of the year (in thousands)	$95,007	$171,153	$358,935	$486,543	$780,075	$937,244
Portfolio turnover rate (%)*	25	29	31	36	43	50

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

180	Semiannual Report	June 30, 2021

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2021	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.85	$11.36	$11.38	$11.89	$11.40	$11.39
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.08	0.14	0.13	0.12	0.09
Net realized and unrealized gain (loss) on investments	0.40	(0.44)	0.34	(0.24)	0.51	0.19
Total from investment operations	0.44	(0.36)	0.48	(0.11)	0.63	0.28
Less distributions from:
Net investment income	—	0.15	0.50	0.40	0.14	0.27
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.15	0.50	0.40	0.14	0.27
Net asset value, end of year	$11.29	$10.85	$11.36	$11.38	$11.89	$11.40
Total return (%)*	4.06	(3.13)	4.29	(0.94)	5.51	2.44
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.98	0.93	0.89	0.91	0.92	0.89
Expenses, net of waivers and reimbursements	0.95	0.93	0.89	0.91	0.92	0.89
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.94	0.92	0.88	0.89	0.86	0.89
Net investment income (loss), before waivers and reimbursements	0.68	0.70	1.23	1.10	1.04	0.81
Net investment income (loss), net of waivers and reimbursements	0.71	0.70	1.23	1.10	1.04	0.81
Class R6 net assets at the end of the year (in thousands)	$118,310	$174,888	$378,148	$391,812	$487,082	$582,298
Portfolio turnover rate (%)*	25	29	31	36	43	50

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2021	William Blair Funds	181

Renewal of the Management Agreement

On April 28, 2021, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair Investment Management, LLC (the “Adviser”) on behalf of each of the William Blair Funds (each, a “Fund” and collectively, the “Funds”), with the exception of the Emerging Markets Debt Fund, for which the Management Agreement was approved for an initial two-year term by the Board on April 29, 2020, and the China Growth Fund, for which the Management Agreement was approved for an initial two-year term by the Board on April 28, 2021. In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be necessary to evaluate the terms of the Management Agreement. As described below, the Board considered the nature, quality and extent of the services performed by the Adviser under the Management Agreement; the investment performance of each Fund and the Adviser; comparative management fees and expense ratios as prepared by an independent provider (Broadridge); the estimated profitability realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether fall-out benefits are being realized by the Adviser. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Trust management and in private sessions with independent legal counsel at which no representatives of the Adviser were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 28, 2021 meeting. In preparation for the review process, the Independent Trustees considered the type and nature of information to be requested, and independent legal counsel sent a formal request for information to the Adviser. The Adviser provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Adviser provided. The Independent Trustees also received a memorandum from legal counsel advising them of their duties and responsibilities in connection with the consideration of the Management Agreement. The Independent Trustees reviewed comparative performance for a performance peer universe and peer group of funds and comparative management fees and expense ratios for an expense peer group and an expense peer universe of funds provided by Broadridge for each Fund. In addition, the Independent Trustees considered:(1) the nature, quality and extent of the services provided by the Adviser; (2) information comparing the performance of each Fund to one or more relevant securities indexes; (3) information comparing management fees of each Fund to fees charged by the Adviser to other funds and client accounts with similar investment strategies; (4) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Adviser for both the Trust as a whole and each Fund individually; and (5) information describing other benefits to the Adviser and its affiliate, William Blair & Company, L.L.C. (the “Distributor,” and collectively with the Adviser, “William Blair”), resulting from their relationship with the Funds. The Independent Trustees also noted that they receive information from the Adviser regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. In addition, the Adviser made a presentation to the Board regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees. The Board, including the Independent Trustees, determined that, given the totality of the information provided with respect to the Management Agreement, the Board had received sufficient information to renew the Management Agreement. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Adviser on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and, accordingly, recommended to the Board of the Trust the renewal of the Management Agreement for each Fund. The Board considered the recommendation of the Independent Trustees along with other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Adviser to the Funds, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high-quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds. The Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Adviser manages the Funds and knowing the management fees. The Board considered the Adviser’s fundamental research approach in actively managed, process oriented investing. The Board considered biographical information about the Trust’s officers, other Adviser personnel and the Funds’ portfolio managers, including information on the portfolio managers’ personal investments in the Fund(s) they manage. The Board also considered the administrative services performed by the Adviser, financial information regarding the Adviser, the Adviser’s execution quality and use of soft dollars, risk management oversight, compliance program and the expense limitations

182	Semiannual Report	June 30, 2021

proposed for each of the Funds’ share classes. The Board also considered the nature, quality and extent of services that the Adviser provides to the Funds compared to the services that the Adviser provides to other clients. The Board noted that the Adviser pays the compensation of all of the officers of the Trust. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund were appropriate.

Performance. The Board reviewed information on the annualized total returns of each share class of the Funds for the one-, three-, five- and ten-year periods ended December 31, 2020, as applicable, along with annualized total return information for a Morningstar performance peer universe of funds and one or more benchmark securities indexes. The Morningstar performance peer universe for each Fund included all funds in the same Morningstar category as the Fund. For purposes of this report, Class I shares were used for comparison purposes as the Board noted that Class I shares represent the largest percentage of assets in the Trust. In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce different results.

The Board considered that the Adviser seeks to provide superior performance over the long term and was committed to managing each Fund consistently with the Fund’s stated investment strategies and that at times relative performance will be affected by whether the market environment favors or disfavors particular investments, styles and/or market capitalizations. The Board considered that the Adviser had managed the Funds consistent with their respective investment strategies. Based on the information provided, the Board considered the following with respect to the total returns of each Fund.

Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-year period and above the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2020.The Board also considered that the Fund underperformed the benchmark (Russell 3000® Growth Index) for the one- and five-year periods and outperformed the benchmark for the three-year period ended December 31, 2020.

Large Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (Russell 1000® Growth Index) for the one-year period and above the average of its Morningstar performance peer universe and the benchmark for the three- and five-year periods ended December 31, 2020.

Mid Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (Russell Midcap® Growth Index) for the one-, three- and five-year periods ended December 31, 2020.The Board considered the Adviser’s view that the Fund’s relative underperformance for the three- and five-year periods was the result of stock specific issues and style headwinds.

Small-Mid Cap Core Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (Russell 2500™ Total Return Index) for the one-year period ended December 31, 2020.The Board also considered that the Fund commenced operations on October 1, 2019.

Small-Mid Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one- and three-year periods and above the average of its Morningstar performance peer universe for the five-year period ended December 31, 2020.The Board also considered that the Fund underperformed the benchmark (Russell 2500™ Growth Index) for the one-, three- and five-year periods ended December 31, 2020.

Small Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one- and three-year periods and above the average of its Morningstar performance peer universe for the five-year period ended December 31, 2020.The Board also considered that the Fund outperformed the benchmark (Russell 2000® Growth Index) for the one-, three- and five-year periods ended December 31, 2020.

Small Cap Value Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (Russell 2000® Value Index) for the one-, three- and five-year periods ended December 31, 2020.The Board also considered the proposed reorganization of the ICM Small Company Portfolio with the Fund.

Global Leaders Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (MSCI All Country World IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2020.

International Leaders Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2020.

June 30, 2021	William Blair Funds	183

International Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2020.

Institutional International Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2020.

International Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one- and three-year periods and below the average of its Morningstar performance peer universe for the five-year period ended December 31, 2020.The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. Small Cap (net) Index) for the one-, three- and five-year periods ended December 31, 2020.

Emerging Markets Leaders Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (MSCI Emerging Markets (net) Index) for the one-, three- and five-year periods ended December 31, 2020.

Emerging Markets Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (MSCI Emerging Markets IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2020.

Emerging Markets Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one- and three-year periods and below the average of its Morningstar performance peer universe for the five-year period ended December 31, 2020.The Board also considered that the Fund outperformed the benchmark (MSCI Emerging Markets Small Cap (net) Index) for the one-, three- and five-year periods ended December 31, 2020.

Bond Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-year period and above the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2020.The Board also considered that the Fund outperformed the benchmark (Bloomberg Barclays U.S. Aggregate Bond Index) for the one-, three- and five-year periods ended December 31, 2020.

Income Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2020.The Board also considered that the Fund underperformed the benchmark (Bloomberg Barclays Intermediate Government/Credit Bond Index) for the one-, three- and five-year periods ended December 31, 2020.

Low Duration Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (ICE BofAML 1-Year US Treasury Note Index) for the one-, three- and five-year periods ended December 31, 2020.

Macro Allocation Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2020.The Board also considered that the Fund underperformed the benchmark (ICE BofAML 3-Month US Treasury Bill Index) for the one- and three-year periods and outperformed the benchmark for the five-year period ended December 31, 2020.The Board considered that the portfolio managers’ process was based on fundamental valuation, which had faced headwinds from market forces in recent years, including from the low to negative interest rate environment, and also considered the Advisers’ view that as the investment environment evolves back to one in which fundamentals exert a more consistent influence on prices, prices are expected to gravitate to fundamental valuations.

Management Fees. The Board reviewed each Fund’s management fee and reviewed information comparing the management fee to those of an expense peer group and an expense peer universe of funds provided by Broadridge for each share class of the Funds. The Broadridge expense peer group for Class N shares of each Fund (“Class N Broadridge Expense Group”) consisted of a group of retail no-load funds with a similar investment strategy and asset size, as classified by Broadridge. The Broadridge expense peer group for Class I (the “Class I Broadridge Expense Group”) and Class R6 of each Fund consisted of a group of institutional funds with a similar investment strategy and asset size, as classified by Broadridge. The Broadridge expense peer universe for each share class of each Fund consisted of the Fund’s Broadridge expense peer group and all other no-load funds with an investment strategy as classified by Broadridge similar to the Fund’s. In considering the Broadridge information, the Board noted that the contractual management fees for the Growth Fund, the Large Cap Growth Fund, the Small Cap Value Fund,

184	Semiannual Report	June 30, 2021

the International Small Cap Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Income Fund, the Low Duration Fund and the Macro Allocation Fund were below the average contractual management fees of their respective Class I Broadridge Expense Groups. The Board also noted that the contractual management fees for the Mid Cap Growth Fund, the Small-Mid Cap Core Fund, the Small-Mid Cap Growth Fund, the Small Cap Growth Fund, the Global Leaders Fund, the International Leaders Fund, the International Growth Fund, the Emerging Markets Leaders Fund and the Emerging Markets Growth Fund were above the average contractual management fees of their respective Class I Broadridge Expense Groups. The Board also considered that the Adviser had reduced the contractual management fee for the Small Cap Value Fund effective March 1, 2021.

In considering the management fee for the Institutional International Growth Fund, which does not have share classes, the Board noted that the contractual management fee for the Fund was above the average contractual management fee of its Broadridge expense peer group.

The Board noted the current and proposed contractual expense limitations for the Funds and further noted that the Adviser had reduced the contractual limit on operating expenses for the Small Cap Value Fund effective March 1, 2021. The Board considered that the Adviser proposed to contractually limit operating expenses until April 30, 2022 for each share class of the Funds. The Board considered the amount of management fees waived and other expenses reimbursed by the Adviser on behalf of the Funds in 2020.

For each Fund, the Board also reviewed amounts charged by the Adviser to other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and the Adviser’s fee schedule for institutional accounts. With respect to other pooled investment vehicles and institutional accounts, the Board considered the Adviser’s statements to the effect that the level of services provided to the Funds and the regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and institutional accounts. In addition, the Board considered the Adviser’s statements to the effect that institutional accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds and that there are responsibilities and duties involved in sponsoring a registered fund that are not present in sub-advising a registered fund.

On the basis of all the information provided, the Board concluded that each Fund’s management fee, coupled with the applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Adviser, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided, management fees waived and other expenses reimbursed, if any, and profits realized by the Adviser from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Adviser were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Adviser’s statements to the effect that the resources required for the Adviser’s fundamental investment process typically increase as a Fund increases in size. The Board also considered that certain of the Funds were part of investment strategies that were capacity constrained by the Adviser so that opportunities for economies of scale were limited. The Board further considered that of the Funds that are subject to capacity constraints, the International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund and Emerging Markets Small Cap Growth Fund are closed to investors, except as noted in each Fund’s prospectus.

In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board considered each Fund’s asset size, management fee breakpoints for applicable Funds, the expense limitations in place for each Fund and the proposed reduction in management fees and/or expense limits for certain Funds and each Fund’s expense ratios. The Board concluded that in the aggregate the Funds’ fee levels reasonably reflect appropriate recognition of economies of scale.

Other Benefits. The Board considered benefits derived by the Adviser and its affiliates from their relationship with the Funds, including (1) receipt of research from brokerage firms; (2) soft dollars, which pertain primarily to the Funds investing in equity securities; (3) reimbursement of some intermediary fees in the nature of sub-transfer agency fees; (4) fees from Class N shares of the Funds to the Distributor pursuant to the Rule 12b-1 Plan, nearly all of which are paid to third parties; and (5) favorable media coverage. The Board determined that management fees were reasonable in light of these benefits.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

June 30, 2021	William Blair Funds	185

Approval of the Management Agreement for the William Blair Emerging Markets Debt Fund

On April 29, 2020, the Board of Trustees (the “Board”) of William Blair Funds (the “Trust”), including the Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Management Agreement between the Trust, on behalf of the William Blair Emerging Markets Debt Fund (the “Fund”), and William Blair Investment Management, LLC (the “Adviser”).The Independent Trustees met independently of Trust management and the interested Trustees of the Trust to consider the approval of the Management Agreement. The Independent Trustees reviewed materials provided by the Adviser and Broadridge for the approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board determined that, given the totality of the information provided with respect to the Management Agreement, the Board had received sufficient information to consider the approval of the Management Agreement. The Board considered the following factors in making its determination, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services expected to be provided by the Adviser to the Fund, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Fund’s portfolio managers and financial information regarding the Adviser. The Board considered the proposed portfolio management team members’ previous experience investing in emerging markets debt. The Board also considered the Adviser’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Adviser to the Fund were expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Fund and reviewed information comparing the advisory fee to a peer group and a peer universe of institutional funds provided by Broadridge. The Broadridge peer group consisted of the Fund and eleven other no-load institutional emerging markets hard currency debt funds with no Rule 12b-1 fees, as classified by Broadridge. The Broadridge peer universe consisted of the Fund, the Fund’s Broadridge peer group and all other institutional emerging markets hard currency debt funds, excluding outliers. In considering the information, the Board noted that the proposed advisory fee for the Fund was below the average contractual management fee of the peer group. The Board also considered that the Adviser had proposed to limit total operating expenses, including waiving advisory fees for each share class of the Fund until April 30, 2022.On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable in light of the nature, quality and extent of services expected to be provided by the Adviser.

Profitability. With respect to the estimated profitability of the Management Agreement to the Adviser, the Board considered the proposed advisory fee, that the Fund was newly organized, the amount of assets under management that the Adviser initially expected in the Fund and the Adviser’s agreement to limit total expenses until April 30, 2022.The Board considered that the Adviser will be incurring all expenses related to the organization of the Fund. The Board concluded that the expected profits to be realized by the Adviser were not expected to be unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed the Fund’s advisory fee compared to peer funds and the Fund’s estimated expense ratios giving effect to the Adviser’s agreement to limit total expenses until April 30, 2022, and concluded that the advisory fee was reasonable. The Board noted the Adviser’s statements to the effect that the resources required for the Adviser’s fundamental investment process typically increase as a Fund increases in size. The Board also considered that the asset capacity of the Fund’s investment strategy was constrained by the Adviser and that opportunities for economies of scale would be limited.

Other Benefits to the Adviser. The Board considered benefits to be derived by the Adviser from its relationship with the Fund, including receipt of research from brokerage firms; for Class I shares, reimbursement of some intermediary fees in the nature of sub-transfer agency fees and favorable media coverage. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund.

186	Semiannual Report	June 30, 2021

Review of Liquidity Risk Management Program

The Board of Trustees (the “Board”) of William Blair Funds previously approved the William Blair Funds Liquidity Risk Management Program Policy (the “Policy”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which sets forth the terms of the William Blair Liquidity Risk Management Program (the “Program”). The Program (through the Policy) seeks to assess, manage and review each Fund’s liquidity risk. For purposes of the Program, the Policy and the Liquidity Rule, “liquidity risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in the Funds. Among other things, the Liquidity Rule requires that a written report be provided to the Board on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including (if applicable) the operation of any highly liquid investment minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board designated the Liquidity Risk Management Committee of William Blair Investment Management, LLC, the Funds’ investment adviser, to be the administrator for the Program (the “Program Administrator”). On February 23, 2021, the Board of Trustees reviewed the Program Administrator’s written report (the “Report”) concerning the operation of the Program and the Policy as well as the adequacy and effectiveness of the Program’s and Policy’s implementation for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). There were no material changes to the Program or to the Policy during the Program Reporting Period.

The Report summarized the operation of the Program and the Policy and the information and factors considered by the Program Administrator in assessing whether the Program and the Policy have been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (2) the classification of each of the Funds’ respective investments into one of four liquidity categories that reflect an estimate of their liquidity under normal and reasonably foreseeable stressed conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule) and whether an HLIM should be established for any Fund; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule); (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures; and (6) the nature and quality of the services provided by the service provider engaged to assist with determining liquidity classifications for the Funds. Based on this review, the Report concluded that the Program and the Policy meet the requirements of the Liquidity Rule and are operating effectively.

June 30, 2021	William Blair Funds	187

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years**
Interested Trustees
Stephanie G. Braming, CFA, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014 to 2018	Global Head of Investment Management since 2017, portfolio manager (2014 to 2017) and Partner, William Blair	20	Chairman, William Blair SICAV
Arthur J. Simon, 1954(2)	Trustee	Since 2018	General Counsel and Partner, William Blair	20	Director, William Blair SICAV
Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Co-founder and Partner, Newbond Holdings (real estate operations) (since 2021); formerly, Principal, Highgate Holdings (hotel investments) (2009-2021); formerly, co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	20	Potbelly Sandwich Works (2001 to 2015 and since 2021)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; Chairman of the Governing Council, Independent Directors Council (since 2020); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010)	20	Muzinich BDC, Inc. (since 2019); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).
*	The number shown does not include three additional series of the Trust that are in existence, but not currently offered to the public.
**	Includes directorships of public companies and other registered investment companies held during the past five years.

188	Semiannual Report	June 30, 2021

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years**
Daniel N. Leib, 1966(3)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	20	Donnelley Financial Solutions, Inc. (since 2016)
Dorri C. McWhorter, 1973	Trustee	Since 2019	Chief Executive Officer, YWCA Metropolitan Chicago (since 2013); formerly Partner, Crowe LLP (2008 to 2013)(4)	20	Skyway Concession Company, LLC (since 2018); Illinois CPA Society (since 2017); Lifeway Foods, Inc. (since 2020); American Institute of Certified Public Accountants (2013 to 2016); Chicago Finance Exchange (2009 to 2017)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994 to 2004)	20	Mutual Trust Financial Group (provider of insurance and investment products)
Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987 to 2010)(5)	20	Engine Media Holdings, Inc. (media group supporting esports, news streaming and gaming) (2020 to 2021); Frankly Inc. (technology products/ services for media industry) (2016 to its 2020 acquisition by Engine Media Holdings); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (2013 to 2019)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the earlier of (a) the Independent Trustee’s 75th birthday or (b) the 17th anniversary of the date that the Independent Trustee became a member of the Board of Trustees.
(2)	Ms. Braming and Mr. Simon are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
(3)	The Trust and William Blair use Donnelley Financial Solutions, Inc. (“DFS’’) for financial printing and other services. DFS is a public company. The Trust and William Blair in the aggregate paid DFS approximately $188,000 and $214,000 in 2019 and 2020, respectively, for the services provided. DFS’s revenue was approximately $900 million in 2019 and $895 million in 2020. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Trust or William Blair and his compensation is not materially affected by the fees DFS receives from the Trust and William Blair.
(4)	As a former partner of the audit firm Crowe LLP (formerly, Crowe Horwath LLP), Ms. McWhorter received distributions of her capital in the firm over time and those distributions were completed in March 2021. The Trust and William Blair made no payments to Crowe LLP over the past three years.
(5)	The Trust engages KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Trust. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

June 30, 2021	William Blair Funds	189

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Officers

Alaina Anderson, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair

Marcelo Assalin, CFA, 1973	Senior Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (2013- 2020)

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair

Daniel Crowe, CFA, 1972	Senior Vice President	Since 2016	Partner, William Blair

Robert J. Duwa, CFA, 1967	Senior Vice President	Since 2019	Partner, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair

Andrew G. Flynn, CFA, 1961	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, CFA, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, CFA, 1961	Senior Vice President	Since 2005	Partner, William Blair

William V. Heaphy, CFA, 1967	Senior Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (1994-2021)

James E. Jones, CFA, 1977	Senior Vice President	Since 2019	Partner, William Blair

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, CFA, 1968	Senior Vice President	Since 2005	Partner, William Blair

John C. Murphy, CFA, 1969	Senior Vice President	Since 2014	Partner, William Blair

D.J. Neiman, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair

Casey K. Preyss, CFA, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, CFA, 1958	Senior Vice President	Since 2006	Partner, William Blair

Lisa D. Rusch, 1970	Senior Vice President Vice President	Since 2020 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair

Hugo Scott-Gall, 1971	Senior Vice President	Since 2021	Partner, William Blair (since 2018); formerly, Managing Director, Goldman Sachs (1998-2018)

Ward D. Sexton, CFA, 1974	Senior Vice President	Since 2016	Partner, William Blair

190	Semiannual Report	June 30, 2021

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Brian D. Singer, CFA, 1960	Senior Vice President	Since 2011	Partner, William Blair

Mark C. Thompson, CFA, 1976	Senior Vice President	Since 2020	Partner, William Blair

Vivian Lin Thurston, CFA, 1972	Senior Vice President	Since 2021	Partner, William Blair

Dan Zelazny, 1971	Senior Vice President	Since 2019	Associate, William Blair (since 2019); formerly, Managing Director, AQR Capital Management (2011-2019)

Ruta Ziverte, 1973	Senior Vice President	Since 2020	Partner, William Blair (since 2021); formerly, Associate, William Blair (2019-2021), Oppenheimer Funds (2015-2019)

Kathleen M. Lynch, CFA, 1971	Vice President	Since 2020	Associate, William Blair

Vesta Marks, CFA, CAIA, 1978	Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Managing Director, Tortoise Capital Advisors (2018-2021), Palmer Square Capital Management LLC (2015-2018)

Gary J. Merwitz, 1970	Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (2004-2021)

Marco Ruijer, CFA, 1975	Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (2013-2020)

John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Robert J. Toner, 1967	Assistant Secretary	Since 2016	Associate, William Blair

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

June 30, 2021	William Blair Funds	191

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2020 (in thousands):

Fund	Capital Gain Dividend
Growth	$38,359
Large Cap Growth	32,144
Mid Cap Growth	5,611
Small-Mid Cap Growth	64,284
Small Cap Growth	51,936
Small Cap Value	28,599
Global Leaders	15,321
International Leaders	8,192
International Growth	17,392
Institutional International Growth	183,461
International Small Cap Growth	7,037
Emerging Markets Leaders	2,367
Emerging Markets Growth	48,790

192	Semiannual Report	June 30, 2021

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares, as applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2021 to June 30, 2021.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA administration fees. These fees are discussed in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

June 30, 2021	William Blair Funds	193

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,130.94	$6.34	1.20%
Class N-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.20
Class I-actual return	$1,000.00	$1,132.70	$4.71	0.89
Class I-hypothetical 5% return	$1,000.00	$1,045.59	$4.51	0.89
Class R6-actual return	$1,000.00	$1,133.14	$4.44	0.84
Class R6-hypothetical 5% return	$1,000.00	$1,045.83	$4.26	0.84
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,141.79	$4.78	0.90
Class N-hypothetical 5% return	$1,000.00	$1,045.54	$4.56	0.90
Class I-actual return	$1,000.00	$1,143.26	$3.45	0.65
Class I-hypothetical 5% return	$1,000.00	$1,046.78	$3.30	0.65
Class R6-actual return	$1,000.00	$1,143.39	$3.19	0.60
Class R6-hypothetical 5% return	$1,000.00	$1,047.02	$3.05	0.60
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,035.69	$6.06	1.20
Class N-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.20
Class I-actual return	$1,000.00	$1,036.09	$4.80	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.29	$4.82	0.95
Class R6-actual return	$1,000.00	$1,036.78	$4.55	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.54	$4.56	0.90
Small-Mid Cap Core Fund
Class I-actual return	$1,000.00	$1,183.23	$5.14	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.29	$4.82	0.95
Class R6-actual return	$1,000.00	$1,184.01	$4.87	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.54	$4.56	0.90
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,080.40	$6.96	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return	$1,000.00	$1,081.70	$5.68	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.55	$5.58	1.10
Class R6-actual return	$1,000.00	$1,081.86	$5.32	1.03
Class R6-hypothetical 5% return	$1,000.00	$1,044.89	$5.22	1.03
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,128.44	$7.92	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,130.08	$6.60	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Class R6-actual return	$1,000.00	$1,130.46	$6.13	1.16
Class R6-hypothetical 5% return	$1,000.00	$1,044.25	$5.88	1.16
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,176.38	$6.21	1.15
Class N-hypothetical 5% return	$1,000.00	$1,044.30	$5.83	1.15
Class I-actual return	$1,000.00	$1,178.33	$4.81	0.89
Class I-hypothetical 5% return	$1,000.00	$1,045.59	$4.51	0.89
Class R6-actual return	$1,000.00	$1,178.47	$4.59	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.78	$4.31	0.85
Global Leaders Fund
Class N-actual return	$1,000.00	$1,107.98	$6.01	1.15
Class N-hypothetical 5% return	$1,000.00	$1,044.30	$5.83	1.15
Class I-actual return	$1,000.00	$1,109.33	$4.71	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.54	$4.56	0.90
Class R6-actual return	$1,000.00	$1,109.90	$4.45	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.78	$4.31	0.85

194	Semiannual Report	June 30, 2021

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During the Period (a)	Annualized Expense Ratio
International Leaders Fund
Class N-actual return	$1,000.00	$1,062.14	$5.88	1.15%
Class N-hypothetical 5% return	$1,000.00	$1,044.30	$5.83	1.15
Class I-actual return	$1,000.00	$1,063.16	$4.60	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.54	$4.56	0.90
Class R6-actual return	$1,000.00	$1,063.60	$4.35	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.78	$4.31	0.85
International Growth Fund
Class N-actual return	$1,000.00	$1,082.84	$7.49	1.45
Class N-hypothetical 5% return	$1,000.00	$1,042.81	$7.34	1.45
Class I-actual return	$1,000.00	$1,084.49	$5.89	1.14
Class I-hypothetical 5% return	$1,000.00	$1,044.35	$5.78	1.14
Class R6-actual return	$1,000.00	$1,084.72	$5.48	1.06
Class R6-hypothetical 5% return	$1,000.00	$1,044.74	$5.37	1.06
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$1,084.93	$5.22	1.01
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.99	$5.12	1.01
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,072.78	$7.55	1.47
Class N-hypothetical 5% return	$1,000.00	$1,042.71	$7.45	1.47
Class I-actual return	$1,000.00	$1,074.18	$6.17	1.20
Class I-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.20
Class R6-actual return	$1,000.00	$1,074.89	$5.71	1.11
Class R6-hypothetical 5% return	$1,000.00	$1,044.50	$5.63	1.11
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$1,036.95	$7.07	1.40
Class N-hypothetical 5% return	$1,000.00	$1,043.06	$7.09	1.40
Class I-actual return	$1,000.00	$1,038.40	$5.81	1.15
Class I-hypothetical 5% return	$1,000.00	$1,044.30	$5.83	1.15
Class R6-actual return	$1,000.00	$1,039.22	$5.56	1.10
Class R6-hypothetical 5% return	$1,000.00	$1,044.55	$5.58	1.10
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$1,103.69	$7.93	1.52
Class N-hypothetical 5% return	$1,000.00	$1,042.46	$7.70	1.52
Class I-actual return	$1,000.00	$1,105.04	$6.42	1.23
Class I-hypothetical 5% return	$1,000.00	$1,043.90	$6.23	1.23
Class R6-actual return	$1,000.00	$1,105.63	$6.06	1.16
Class R6-hypothetical 5% return	$1,000.00	$1,044.25	$5.88	1.16
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,135.46	$8.21	1.55
Class N-hypothetical 5% return	$1,000.00	$1,042.31	$7.85	1.55
Class I-actual return	$1,000.00	$1,137.05	$6.89	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.55	$6.59	1.30
Class R6-actual return	$1,000.00	$1,137.25	$6.57	1.24
Class R6-hypothetical 5% return	$1,000.00	$1,043.85	$6.28	1.24
Bond Fund
Class N-actual return	$1,000.00	$987.67	$2.96	0.60
Class N-hypothetical 5% return	$1,000.00	$1,047.02	$3.05	0.60
Class I-actual return	$1,000.00	$989.06	$2.22	0.45
Class I-hypothetical 5% return	$1,000.00	$1,047.77	$2.28	0.45
Class R6-actual return	$1,000.00	$988.36	$1.97	0.40
Class R6-hypothetical 5% return	$1,000.00	$1,048.02	$2.03	0.40
Income Fund
Class N-actual return	$1,000.00	$991.66	$4.20	0.85
Class N-hypothetical 5% return	$1,000.00	$1,045.78	$4.31	0.85
Class I-actual return	$1,000.00	$992.38	$3.36	0.68
Class I-hypothetical 5% return	$1,000.00	$1,046.63	$3.45	0.68
Class R6-actual return	$1,000.00	$992.64	$3.06	0.62
Class R6-hypothetical 5% return	$1,000.00	$1,046.93	$3.15	0.62

June 30, 2021	William Blair Funds	195

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During the Period (a)	Annualized Expense Ratio
Low Duration Fund
Class N-actual return	$1,000.00	$1,000.48	$2.73	0.55%
Class N-hypothetical 5% return	$1,000.00	$1,047.27	$2.79	0.55
Class I-actual return	$1,000.00	$1,001.25	$1.98	0.40
Class I-hypothetical 5% return	$1,000.00	$1,048.02	$2.03	0.40
Class R6-actual return	$1,000.00	$1,001.47	$1.74	0.35
Class R6-hypothetical 5% return	$1,000.00	$1,048.26	$1.78	0.35
Emerging Markets Debt Fund
Class I-actual return (b)	$1,000.00	$1,003.69	$0.71	0.70
Class I-hypothetical 5% return (6 month period)	$1,000.00	$1,046.53	$3.55	0.70
Class R6-actual return (b)	$1,000.00	$1,003.73	$0.66	0.65
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,046.78	$3.30	0.65
Macro Allocation Fund
Class N-actual return	$1,000.00	$1,038.43	$6.37	1.26
Class N-hypothetical 5% return	$1,000.00	$1,043.75	$6.38	1.26
Class I-actual return	$1,000.00	$1,039.63	$5.11	1.01
Class I-hypothetical 5% return	$1,000.00	$1,044.99	$5.12	1.01
Class R6-actual return	$1,000.00	$1,040.55	$4.86	0.96
Class R6-hypothetical 5% return	$1,000.00	$1,045.24	$4.87	0.96

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 181 and divided by 365 (to reflect the one-half year period).
(b)	For the period May 25, 2021 (Commencement of Operations) to June 30, 2021.

196	Semiannual Report	June 30, 2021

BOARD OF TRUSTEES (as of August 26, 2021)

Vann A. Avedisian
Co-founder and Partner, Newbond Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Stephanie G. Braming, CFA, Chairman and President
Partner, William Blair
Daniel N. Leib
Chief Executive Officer, Donnelley Financial Solutions, Inc.
Dorri C. McWhorter
Chief Executive Officer, YWCA Metropolitan Chicago
Arthur J. Simon
Partner, William Blair
Thomas J. Skelly
Retired Managing Partner, Accenture
Steven R. Zenz
Retired Partner, KPMG LLP

Officers

Alaina Anderson, CFA, Senior Vice President
Marcelo Assalin, CFA, Senior Vice President
Thomas Clarke, Senior Vice President
Daniel Crowe, CFA, Senior Vice President
Robert J. Duwa, CFA, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, CFA, Senior Vice President
David C. Fording, CFA, Senior Vice President
James S. Golan, CFA, Senior Vice President
William V. Heaphy, CFA, Senior Vice President
James E. Jones, CFA, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, CFA, Senior Vice President
John C. Murphy, CFA, Senior Vice President
D.J. Neiman, CFA, Senior Vice President
Casey K. Preyss, CFA, Senior Vice President
David P. Ricci, CFA, Senior Vice President
Lisa D. Rusch, Senior Vice President
Hugo Scott-Gall, Senior Vice President
Ward D. Sexton, CFA, Senior Vice President
Brian D. Singer, CFA, Senior Vice President
Mark C. Thompson, CFA, Senior Vice President
Vivian Lin Thurston, CFA, Senior Vice President
Dan Zelazny, Senior Vice President
Ruta Ziverte, Senior Vice President
Kathleen M. Lynch, CFA, Vice President
Vesta Marks, CFA, CAIA, Vice President
Gary J. Merwitz, Vice President
Marco Ruijer, CFA, Vice President
John M. Raczek, Treasurer
Andrew T. Pfau, Secretary
David M. Cihak, Assistant Treasurer
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Robert J. Toner, Assistant Secretary
Investment Adviser
William Blair Investment Management, LLC
Distributor
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Transfer Agent
DST Asset Manager Solutions, Inc.
For customer assistance, call 1-800-635-2886
P.O. Box 219137
Kansas City, Missouri 64121-9137

June 30, 2021	William Blair Funds	197

William Blair Funds

U.S. EQUITY	GLOBAL EQUITY	FIXED INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Small-Mid Cap Core Fund	International Leaders Fund
Small-Mid Cap Growth Fund	International Growth Fund	EMERGING MARKETS
Small Cap Growth Fund	Institutional International Growth Fund	DEBT
Small Cap Value Fund	International Small Cap Growth Fund	Emerging Markets Debt Fund
Emerging Markets Leaders Fund
	Emerging Markets Growth Fund	MULTI-ASSET AND
	Emerging Markets Small Cap Growth Fund	ALTERNATIVE
Macro Allocation Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		150 North Riverside Plaza
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended to date (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 13.	Exhibits

13. (a) (1) Code of Ethics

Not applicable to this filing.

13. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (3)

Not applicable to this Registrant.

13. (a) (4)

Not applicable to this filing.

13. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: August 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: August 26, 2021

/s/ John M. Raczek
By:	John M. Raczek
Treasurer (Principal Financial Officer)

Date: August 26, 2021